SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a)

OF THE SECURITIES EXCHANGE ACT OF 1934

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☐	Preliminary Proxy Statement

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☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material under Rule 14a-12

Fidelity Rutland Square Trust II

(Name of Registrant as Specified In Its Charter)

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IMPORTANT

Proxy Materials

PLEASE CAST YOUR VOTE NOW

Strategic Advisers® Core Fund, Strategic Advisers® Core Income Fund, Strategic Advisers® Emerging Markets Fund, Strategic Advisers® Fidelity® Core Income Fund, Strategic Advisers® Fidelity® Emerging Markets Fund, Strategic Advisers® Fidelity® International Fund, Strategic Advisers® Fidelity® U.S. Total Stock Fund, Strategic Advisers® Growth Fund, Strategic Advisers® Income Opportunities Fund, Strategic Advisers® International Fund, Strategic Advisers® Short Duration Fund, Strategic Advisers® Small-Mid Cap Fund, Strategic Advisers® Tax-Sensitive Short Duration Fund, Strategic Advisers® Value Fund

Dear Shareholder:

As a shareholder of one or more of the Strategic Advisers funds named above, you have the opportunity to voice your opinion on the matters that affect investments in your Fidelity managed account. This package contains information about the proposals and materials to use when casting your vote.

A special meeting of shareholders will be held on November 2, 2020.

To help you better understand the different proposals, we have included a Q&A as well as the complete proxy statement, which describes each proposal in greater detail. Please know that each proposal was carefully reviewed by each fund’s Board of Trustees (most of whom are not affiliated with Fidelity and are responsible for protecting your interests as a shareholder). The Trustees believe these proposals are in your best interests as a shareholder and recommend that you vote for the proposals.

Everything you need is enclosed. To cast your vote in advance of the meeting, simply visit the website indicated on your proxy card(s) and follow the online instructions. You may also vote by touch-tone telephone by calling the toll-free number printed on your proxy card(s) and following the recorded instructions. You may cast your vote by telephone or through the internet up until 11:59 p.m. ET, on November 1, 2020. In addition, you may vote by completing and signing each enclosed proxy card(s) and mailing it in the enclosed postage-paid envelope.

Your vote is important, no matter how large or small your holdings may be. Please vote on important proposals that affect the funds you hold. It’s quick and easy.

If you have any questions before you vote, please contact us at 800-544-3455. We’ll be glad to help you get your vote in quickly. Thank you for your participation.

Sincerely,

Robert A. Lawrence

Chairman of the Board

Q&A: A summary to help you understand and vote on the proposals

Please read the complete proxy statement enclosed.

What am I being asked to vote on?

You are being asked to vote on the following proposals, depending on the funds in which you are invested (a listing of funds applicable to each proposal is included on pages 1-2 of the enclosed proxy statement):

1.	To elect a Board of Trustees.

2.	To approve the conversion of a fundamental investment policy to a non-fundamental investment policy.

3.	To approve a sub-advisory agreement among Strategic Advisers LLC (Strategic Advisers), FIL Investment Advisors (FIA), and Fidelity Rutland Square Trust II (the trust) and a sub-subadvisory agreement between FIA and FIL Investment Advisors (UK) Limited (FIA (UK)).

4.	To approve a sub-advisory agreement among Strategic Advisers, Geode Capital Management, LLC (Geode), and the trust.

5.	To approve a sub-subadvisory agreement between FIAM LLC (FIAM) and FMR Investment Management (UK) Limited (FMR UK).

6.	To approve a sub-subadvisory agreement between FIAM and Fidelity Management & Research (Hong Kong) Limited (FMR H.K.).

7.	To approve a sub-subadvisory agreement between FIAM and Fidelity Management & Research (Japan) Limited (FMR Japan).

Questions on Proposal 1

What role does the Board play?

The Trustees serve as representatives of the funds’ shareholders. Members of the Board are fiduciaries and have an obligation to serve the best interests of shareholders. In addition, the Trustees review fund performance, oversee fund activities, consider fund policy changes and review contractual arrangements with companies that provide services to the funds.

What is the affiliation of the Board and Fidelity?

The Board has nominated seven individuals to serve as trustees for your funds. There are two “interested” and five “independent” trustee nominees. Trustees are determined to be “interested” by virtue of, among other things, their affiliation with the funds, Strategic Advisers, or other entities under common control with Strategic Advisers. Interested trustees are compensated by Strategic Advisers or an affiliate. Independent trustees have no affiliation with Strategic Advisers and are compensated by the funds. Trustee compensation information for each fund covered by the proxy is included in the proxy statement.

The Board of Trustees has unanimously approved the proposal and recommends that you vote to approve it.

Questions on Proposals 2

Why am I being asked to approve the conversion of a fundamental investment policy to a non-fundamental investment policy?

When a policy is fundamental, it requires both board and shareholder approval to change. A non-fundamental policy can be changed by board vote alone.

When a policy can only be changed with shareholder approval, it is difficult and costly for a fund to update and revise its policy, if and when needed, such as when market conditions change. Converting to a non-fundamental policy provides greater flexibility to react to market changes in a timely and cost-effective manner.

Will the conversion from a fundamental to a non-fundamental policy change how the funds are managed?

No, there are no plans to change the way any fund is currently managed.

The Board of Trustees has unanimously approved the proposal and recommends that you vote to approve it.

Questions on Proposals 3 through 7

Why am I being asked to approve new sub-advisory and sub-subadvisory agreements?

The primary purpose of proposals 3 through 7 is to provide additional investment flexibility to Strategic Advisers to allocate assets to FIA or Geode, for FIA to allocate assets to FIA (UK), or for FIAM to allocate assets to FMR UK, FMR H.K. or FMR Japan, as applicable, consistent with each fund’s investment objective and strategies, as disclosed in each fund’s registration statement.

What role do sub-advisers and sub-subadvisers play in managing the funds?

As each fund’s adviser, Strategic Advisers has overall responsibility for directing the fund’s investments and is authorized, in its discretion, to grant investment management authority over an allocated portion of the fund’s assets to a sub-adviser. Subject to Board oversight, Strategic Advisers has the ultimate responsibility to oversee each fund’s sub-advisers and recommend their hiring, termination and replacement. Under its respective sub-advisory agreement and subject to the supervision of the Board of Trustees, each sub-adviser directs the investment of its allocated portion of the fund’s assets in accordance with the fund’s investment objective, policies and limitations. In certain arrangements, a sub-adviser retains an affiliate to serve as a sub-subadviser to the fund. The sub-subadviser may provide investment research and advice to the sub-adviser and/or may be granted authority to manage all or a portion of the fund’s assets that were allocated by Strategic Advisers to the sub-adviser, as applicable. The sub-adviser, and not the fund, pays the sub-subadviser under each sub-subadvisory agreement.

How will the proposed sub-advisory or sub-subadvisory agreements affect the day-to-day management of the funds?

If the proposed sub-advisory and sub-subadvisory agreements are approved by shareholders, there will be no change to the portfolio management team at Strategic Advisers currently responsible for allocating assets of each fund among various sub-advisers and/or underlying mutual funds. Strategic Advisers, as each fund’s adviser, will continue to direct the investments of each fund, consistent with each fund’s investment objective, policies and limitations, as disclosed in each fund’s registration statement.

Strategic Advisers initially does not intend to allocate assets to each sub-adviser under the proposed sub-advisory agreements discussed within proposals 3 and 4 but may do so in the future. FIAM initially does not intend to allocate assets to any of the proposed sub-subadvisers, except to FMR UK with respect to the Strategic Advisers® Core Fund, but FIAM may do so in the future.

Will fund expenses increase if the proposed sub-advisory and sub-subadvisory agreements are approved?

As mentioned above, Strategic Advisers initially does not intend to allocate assets to each sub-adviser under the proposed sub-advisory agreements discussed within proposals 3 and 4 but may do so in the future. Therefore, total annual operating expenses for funds affected by proposals 3 and 4 will not initially change as a result of the approval of each proposed sub-advisory agreement.

To illustrate the potential effect of approving each proposed sub-advisory agreement for proposals 3 and 4, the tables in Appendix I of the proxy statement compare current expenses to possible future expenses using a hypothetical maximum allocation under each proposed sub-advisory agreement. Based on the hypothetical maximum allocations to the proposed mandate, and further assuming that assets were shifted from the lowest-priced comparable manager, Strategic Advisers estimates total annual operating expenses for Strategic Advisers Fidelity U.S. Total Stock Fund and Strategic Advisers Small-Mid Cap Fund, Strategic Advisers Emerging Markets Fund may increase by 0.02%, 0.03% and 0.03%, respectively, as outlined in Appendix I of the proxy statement.

For proposals 5 through 7, FIAM, not the applicable fund, will compensate the proposed sub-subadvisers under the sub-subadvisory agreements. Accordingly, there is no anticipated effect on the applicable fund’s management fee or total annual operating expenses.

The Board of Trustees has unanimously approved each proposal and recommends that you vote to approve it.

General Questions on the Proxy

Who bears the expenses associated with this proxy solicitation?

As is typically the case with fund proposals intended to benefit existing shareholders, the expenses associated with (i) preparing this proxy statement, its enclosures, and all solicitations; and (ii) reimbursing brokerage firms and others for their reasonable expenses in forwarding solicitation materials to the beneficial owners of shares, will be borne by each fund, except for the Strategic Advisers Core Fund.

Strategic Advisers Core Fund’s expenses in connection with preparing this proxy statement and its enclosures and all solicitations will be borne by Strategic Advisers under the fund’s management contract, which obligates Strategic Advisers to pay certain fund-level operating expenses. Strategic Advisers will reimburse brokerage firms and others for their reasonable expenses in forwarding solicitation materials to the beneficial owners of shares.

What do I need to do?

How many votes am I entitled to cast?

As a shareholder, you are entitled to one vote for each dollar of net asset value you own of each of the funds on the record date. The record date is September 8, 2020.

How do I vote my shares?

You can vote your shares by visiting the website indicated on your proxy card(s) and following the online instructions. You may also vote by touch-tone telephone by calling the toll-free number printed on your proxy card(s) and following the recorded instructions. You may cast your vote by telephone or through the internet up until 11:59 p.m. ET, on November 1, 2020. In addition, you may vote by completing and signing each enclosed proxy card(s) and mailing it in the enclosed postage-paid envelope.

If you need any assistance or have any questions regarding the proposals or how to vote your shares, please contact us at 800-544-3455.

How do I sign the proxy card?

Individual Accounts:	Shareholders should sign exactly as their name appears on the account registration shown on the card.

Joint Accounts:	Either owner may sign, but the name of the person signing should conform exactly to one of the names shown in the registration.

All Other Accounts:	The person signing must indicate his or her capacity. For example, a trustee for a trust or other entity should sign, “Ann B. Collins, Trustee.”

Who is Broadridge Financial Solutions, Inc. (Broadridge)?

Broadridge is a third-party proxy vendor that Fidelity has hired to call shareholders and record proxy votes. In order to hold a shareholder meeting, a quorum must be reached. If a quorum is not attained, the meeting may adjourn to a future date. Fidelity attempts to reach shareholders via multiple mailings to remind them to cast their vote. As the meeting approaches, phone calls may be made to clients who have not yet voted their shares so that the shareholder meeting does not have to be postponed.

Voting your shares immediately will help minimize additional solicitation expenses and prevent the need to make a call to you to solicit your vote.

In light of Covid-19 (coronavirus), will Fidelity consider the possibility of changing the meeting date, or having a remote shareholder meeting?

Although we intend to hold the meeting in person, we are actively monitoring the coronavirus and may need to adjust our plans. We are sensitive to the public health and travel concerns our shareholders may have and the protocols that federal, state, and local governments may impose. As a result, the date, time, location or means of conducting the meeting may change. In the event of such a change, the funds will post an announcement online at www.proxyvote.com/proxy and file the announcement on the Securities and Exchange Commission’s (“SEC”) EDGAR system, among other steps, but may not deliver additional soliciting materials to shareholders or otherwise amend the funds’ proxy materials. Although no decision has been made, the funds may consider imposing additional procedures or limitations on meeting attendees or conducting the meeting as a “virtual” shareholder meeting through the internet or other electronic means in lieu of an in-person meeting, subject to any restriction imposed by applicable law. Please monitor the website at www.proxyvote.com/proxy for updated information. If you are planning to attend the meeting, please check the website one week prior to the meeting date. As always, we encourage you to vote your shares prior to the meeting.

Remember, the above is only a summary of the proposals. Please read the proxy statement for complete details on the proposals.

RSSAI-PXL-0920 1.9899676.100

Important Notice Regarding the Availability of Proxy Materials for the

Shareholder Meeting to be held on

November 2, 2020

The Letter to Shareholders, Notice of Meeting, and Proxy Statement are available at www.proxyvote.com/proxy

STRATEGIC ADVISERS® CORE FUND

STRATEGIC ADVISERS® CORE INCOME FUND

STRATEGIC ADVISERS® EMERGING MARKETS FUND

STRATEGIC ADVISERS® FIDELITY® CORE INCOME FUND

STRATEGIC ADVISERS® FIDELITY® EMERGING MARKETS FUND

STRATEGIC ADVISERS® FIDELITY® INTERNATIONAL FUND

STRATEGIC ADVISERS® FIDELITY® U.S. TOTAL STOCK FUND

STRATEGIC ADVISERS® GROWTH FUND

STRATEGIC ADVISERS® INCOME OPPORTUNITIES FUND

STRATEGIC ADVISERS® INTERNATIONAL FUND

STRATEGIC ADVISERS® SHORT DURATION FUND

STRATEGIC ADVISERS® SMALL-MID CAP FUND

STRATEGIC ADVISERS® TAX-SENSITIVE SHORT DURATION FUND

STRATEGIC ADVISERS® VALUE FUND

FUNDS OF

FIDELITY RUTLAND SQUARE TRUST II

245 Summer Street, Boston, Massachusetts 02210

1-800-544-3455

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

NOTICE IS HEREBY GIVEN that a Special Meeting of Shareholders (the Meeting) of Fidelity Rutland Square Trust II (the trust) will be held at an office of the trust, 245 Summer Street, Boston, Massachusetts 02210 (at the corner of Summer Street and Dorchester Avenue, next to Boston’s South Station) on November 2, 2020, at 8:00 a.m. Eastern Time (ET).

The purpose of the Meeting is to consider and act upon the following proposals and to transact such other business as may properly come before the Meeting or any adjournments thereof.

1.	To elect a Board of Trustees.

2.	For shareholders of certain funds to approve the conversion of a fundamental investment policy to a non-fundamental investment policy.

3.

For shareholders of Strategic Advisers® Small-Mid Cap Fund and Strategic Advisers® Fidelity® U.S. Total Stock Fund to approve sub-advisory agreements among Strategic Advisers LLC (Strategic Advisers), FIL Investment Advisors (FIA), and the trust and sub-subadvisory agreements between FIA and FIL Investment Advisors (UK) Limited (FIA (UK)).

4.	For shareholders of Strategic Advisers® Emerging Markets Fund to approve a sub-advisory agreement among Strategic Advisers, Geode Capital Management, LLC (Geode), and the trust.

5.	For shareholders of certain funds to approve sub-subadvisory agreements between FIAM LLC (FIAM) and FMR Investment Management (UK) Limited (FMR UK).

6.	For shareholders of certain funds to approve sub-subadvisory agreements between FIAM and Fidelity Management & Research (Hong Kong) Limited (FMR H.K.).

7.	For shareholders of certain funds to approve sub-subadvisory agreements between FIAM and Fidelity Management & Research (Japan) Limited (FMR Japan).

The Board of Trustees has fixed the close of business on September 8, 2020 as the record date for the determination of the shareholders of each of the funds entitled to notice of, and to vote at, such Meeting and any adjournments thereof.

By order of the Board of Trustees,

CHRISTINA H. LEE

Secretary

September 8, 2020

Your vote is important – please vote your shares promptly.

Shareholders are invited to attend the Meeting in person. Admission to the Meeting will be on a first-come, first-served basis and will require picture identification. Shareholders arriving after the start of the Meeting may be denied entry. Cameras, cell phones, recording equipment and other electronic devices will not be permitted. Fidelity reserves the right to inspect any persons or items prior to admission to the Meeting.

Any shareholder who does not expect to attend the Meeting is urged to vote using the touch-tone telephone or internet voting instructions that follow or by indicating voting instructions on the enclosed proxy card, dating and signing it, and returning it in the envelope provided, which needs no postage if mailed in the United States. In order to avoid unnecessary expense, we ask your cooperation in responding promptly, no matter how large or small your holdings may be. If you wish to wait until the Meeting to vote your shares, you will need to request a paper ballot at the Meeting in order to do so.

INSTRUCTIONS FOR EXECUTING PROXY CARD

The following general rules for executing proxy cards may be of assistance to you and help avoid the time and expense involved in validating your vote if you fail to execute your proxy card properly.

1.	Individual Accounts: Your name should be signed exactly as it appears in the registration on the proxy card.

2.	Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to a name shown in the registration.

3.

All other accounts should show the capacity of the individual signing. This can be shown either in the form of the account registration itself or by the individual executing the proxy card. For example:

		REGISTRATION	VALID SIGNATURE

A.	1)	ABC Corp.	John Smith, Treasurer

	2)	ABC Corp.	John Smith, Treasurer

		c/o John Smith, Treasurer

B.	1)	ABC Corp. Profit Sharing Plan	Ann B. Collins, Trustee

	2)	ABC Trust	Ann B. Collins, Trustee

	3)	Ann B. Collins, Trustee	Ann B. Collins, Trustee

		u/t/d 12/28/78

C.	1)	Anthony B. Craft, Cust.	Anthony B. Craft

		f/b/o Anthony B. Craft, Jr.

		UGMA

INSTRUCTIONS FOR VOTING BY TOUCH-TONE TELEPHONE OR THROUGH THE INTERNET

1.	Read the proxy statement, and have your proxy card or notice handy.

2.	Call the toll-free number or visit the web site indicated on your proxy card.

3.	Enter the number found in the box on the front of your proxy card.

4.	Follow the recorded or on-line instructions to cast your vote up until 11:59 p.m. ET on November 1, 2020.

PROXY STATEMENT

SPECIAL MEETING OF SHAREHOLDERS OF

FIDELITY RUTLAND SQUARE TRUST II

STRATEGIC ADVISERS® CORE FUND

STRATEGIC ADVISERS® CORE INCOME FUND

STRATEGIC ADVISERS® EMERGING MARKETS FUND

STRATEGIC ADVISERS® FIDELITY® CORE INCOME FUND

STRATEGIC ADVISERS® FIDELITY® EMERGING MARKETS FUND

STRATEGIC ADVISERS® FIDELITY® INTERNATIONAL FUND

STRATEGIC ADVISERS® FIDELITY® U.S. TOTAL STOCK FUND

STRATEGIC ADVISERS® GROWTH FUND

STRATEGIC ADVISERS® INCOME OPPORTUNITIES FUND

STRATEGIC ADVISERS® INTERNATIONAL FUND

STRATEGIC ADVISERS® SHORT DURATION FUND

STRATEGIC ADVISERS® SMALL-MID CAP FUND

STRATEGIC ADVISERS® TAX-SENSITIVE SHORT DURATION FUND

STRATEGIC ADVISERS® VALUE FUND

TO BE HELD ON NOVEMBER 2, 2020

This Proxy Statement is furnished in connection with a solicitation of proxies made by, and on behalf of, the Board of Trustees of Fidelity Rutland Square Trust II (the trust) to be used at the Special Meeting of Shareholders of the above-named funds (the funds) and at any adjournments thereof (the Meeting), to be held on November 2, 2020 at 8:00 a.m. Eastern Time (ET) at 245 Summer Street, Boston, Massachusetts 02210, an office of the trust and Strategic Advisers LLC (Strategic Advisers), the funds’ investment adviser.

Shareholders of Strategic Advisers® Core Fund, Strategic Advisers® Growth Fund, and Strategic Advisers® Value Fund will also participate in the Meeting to vote on certain other proposals that are included in a notice and proxy statement mailed separately to such shareholders.

The purpose of the Meeting is set forth in the accompanying Notice. The solicitation is being made primarily by the mailing of Notice of Internet Availability of Proxy Materials and the distribution of this Proxy Statement and the accompanying proxy card on or about September 8, 2020.

The following table summarizes the proposals applicable to each fund:

Proposal Number	Proposal Description	Applicable Funds	Page Number

1.	To elect a Board of Trustees.	All Funds	5

2.	To convert a fundamental investment policy to a non-fundamental investment policy.	Strategic Advisers® Core Fund, Strategic Advisers® Core Income Fund, Strategic Advisers® Emerging Markets Fund, Strategic Advisers® Fidelity® International Fund, Strategic Advisers® Growth Fund, Strategic Advisers® Income Opportunities Fund, Strategic Advisers® International Fund, Strategic Advisers® Short Duration Fund, Strategic Advisers® Small-Mid Cap Fund, Strategic Advisers® Tax-Sensitive Short Duration Fund, Strategic Advisers® Value Fund	8

3.	To approve a sub-advisory agreement among Strategic Advisers LLC (Strategic Advisers), FIL Investment Advisors (FIA), and the trust and a sub-subadvisory agreement between FIA and FIL Investment Advisors (UK) Limited (FIA (UK)) with respect to FIA’s Small Cap America strategy.	Strategic Advisers® Fidelity® U.S. Total Stock Fund, Strategic Advisers® Small-Mid Cap Fund	10

4.	To approve a sub-advisory agreement among Strategic Advisers, Geode Capital Management, LLC (Geode), and the trust with respect to Geode’s Enhanced Emerging Markets Small Cap strategy.	Strategic Advisers® Emerging Markets Fund	12

Proposal Number	Proposal Description	Applicable Funds	Page Number

5.	To approve a sub-subadvisory agreement between FIAM LLC (FIAM) and FMR Investment Management (UK) Limited (FMR UK).	Strategic Advisers® Core Fund, Strategic Advisers® Core Income Fund, Strategic Advisers® Emerging Markets Fund, Strategic Advisers® Fidelity® International Fund, Strategic Advisers® Growth Fund, Strategic Advisers® Income Opportunities Fund, Strategic Advisers® International Fund, Strategic Advisers® Short Duration Fund, Strategic Advisers® Small-Mid Cap Fund, Strategic Advisers® Value Fund	14

6.	To approve a sub-subadvisory agreement between FIAM and Fidelity Management & Research (Hong Kong) Limited (FMR H.K.).	Strategic Advisers® Core Fund, Strategic Advisers® Core Income Fund, Strategic Advisers® Emerging Markets Fund, Strategic Advisers® Fidelity® International Fund, Strategic Advisers® Growth Fund, Strategic Advisers® Income Opportunities Fund, Strategic Advisers® International Fund, Strategic Advisers® Short Duration Fund, Strategic Advisers® Small-Mid Cap Fund, Strategic Advisers® Value Fund	15

7.	To approve a sub-subadvisory agreement between FIAM and Fidelity Management & Research (Japan) Limited (FMR Japan).	Strategic Advisers® Core Fund, Strategic Advisers® Core Income Fund, Strategic Advisers® Emerging Markets Fund, Strategic Advisers® Fidelity® International Fund, Strategic Advisers® Growth Fund, Strategic Advisers® Income Opportunities Fund, Strategic Advisers® International Fund, Strategic Advisers® Short Duration Fund, Strategic Advisers® Small-Mid Cap Fund, Strategic Advisers® Value Fund	16

Supplementary solicitations may be made by mail, telephone, facsimile, electronic means or by personal interview by representatives of the trust. In addition, Broadridge Financial Solutions, Inc. (Broadridge) may be paid on a per-call basis to solicit shareholders by telephone on behalf of the funds in the trust. The funds may also arrange to have votes recorded by telephone. Broadridge may be paid on a per-call basis for vote-by-phone solicitations on behalf of the funds. The approximate anticipated total cost of these services is detailed in Appendix A.

If the funds record votes by telephone or through the internet, they will use procedures designed to authenticate shareholders’ identities, to allow shareholders to authorize the voting of their shares in accordance with their instructions, and to confirm that their instructions have been properly recorded. Proxies voted by telephone or through the internet may be revoked at any time before they are voted at the Meeting.

Some shareholders will not automatically receive a copy of this entire Proxy Statement in the mail, but will instead receive a notice that informs them of how to access all of the proxy materials on a publicly available website (commonly referred to as “notice and access”). Shareholders who receive such a notice will not be able to return the notice to have their vote recorded. However, they can access the proxy materials at www.proxyvote.com/proxy to vote eligible shares or may use the instructions on the notice to request a paper or email copy of the proxy materials at no charge.

Except for Strategic Advisers® Core Fund, the expenses associated with: (i) preparing this Proxy Statement, its enclosures, and all solicitations; and (ii) reimbursing brokerage firms and others for their reasonable expenses in forwarding solicitation material to the beneficial owners of shares, will be borne by each fund.

Strategic Advisers® Core Fund’s expenses in connection with preparing this Proxy Statement and its enclosures and all solicitations will be borne by Strategic Advisers under the fund’s management contract, which obligates Strategic Advisers to pay certain fund level expenses. Strategic Advisers will reimburse brokerage firms and others for their reasonable expenses in forwarding solicitation material to the beneficial owners of shares.

If the enclosed proxy is executed and returned, or an internet or telephonic vote is delivered, that vote may nevertheless be revoked at any time prior to its use by written notification received by the trust, by the execution of a later-dated proxy, by the trust’s receipt of a subsequent valid internet or telephonic vote, or by attending the Meeting and voting in person.

All proxies solicited by the Board of Trustees that are properly executed and received by the Secretary prior to the Meeting, and are not revoked, will be voted at the Meeting. Shares represented by such proxies will be voted in accordance with the instructions thereon. If no specification is made on a properly executed proxy, it will be voted FOR the matters specified on the proxy. All shares that are voted and votes to ABSTAIN will be counted towards establishing a quorum, as will broker non-votes. (Broker non-votes are shares for which (i) the beneficial owner has not voted and (ii) the broker holding the shares does not have discretionary authority to vote on the particular matter.)

With respect to fund shares held in Fidelity® individual retirement accounts (IRA) (including Traditional, Rollover, SEP, SARSEP, Roth and SIMPLE IRAs), the IRA Custodian will vote those shares for which it has received instructions from shareholders only in accordance with such instructions. If Fidelity® IRA shareholders do not vote their shares, the IRA Custodian will vote their shares for them, in the same proportion as other Fidelity® IRA shareholders have voted.

With respect to Proposal 1, one-third of the trust’s outstanding voting securities entitled to vote constitutes a quorum for the transaction of business at the Meeting. With respect to Proposals 2, 3, 4, 5, 6, and 7, one-third of the aggregate number of the relevant fund’s outstanding voting securities entitled to vote constitutes a quorum for the transaction of business at the Meeting. If a quorum is not present at the Meeting, or if a quorum is present at the Meeting but sufficient votes to approve one or more of the proposed items are not received, or if other matters arise requiring shareholder attention, the persons named as proxy agents may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares present at the Meeting or represented by proxy. When voting on a proposed adjournment, the persons named as proxy agents will vote FOR the proposed adjournment all shares that they are entitled to vote with respect to each item, unless directed to vote AGAINST an item, in which case such shares will be voted AGAINST the proposed adjournment with respect to that item. A shareholder vote may be taken on one or more of the items in this Proxy Statement prior to such adjournment if sufficient votes have been received and it is otherwise appropriate.

Information regarding the number of shares of each fund issued and outstanding as of June 30, 2020, is included in Appendix B.

To the knowledge of the trust, as of June 30, 2020, the nominees, Trustees, and officers of the trust and the funds owned, in the aggregate, less than 1% of each fund’s outstanding shares.

To the knowledge of the trust, no shareholder owned of record or beneficially more than 5% of the outstanding shares of each fund on that date as of June 30, 2020.

Certain shares are registered to Strategic Advisers or a Strategic Advisers affiliate. To the extent that Strategic Advisers or another entity or entities of which FMR LLC is the ultimate parent has discretion to vote, these shares will be voted at the Meeting FOR each proposal. Otherwise, these shares will be voted in accordance with the plan or agreement governing the shares. Although the terms of the plans and agreements vary, generally the shares must be voted either (i) in accordance with instructions received from shareholders or (ii) in accordance with instructions received from shareholders and, for shareholders who do not vote, in the same proportion as certain other shareholders have voted.

Certain shareholders of Fidelity® Wealth Services (FWS) have elected Strategic Advisers as agent to receive proxy voting materials for non-Fidelity and Fidelity® Funds held in their FWS accounts. For Fidelity® Funds, such shareholders have instructed Strategic Advisers to vote proxies of a Fidelity® Fund in the same proportion as the vote of all other holders of such Fidelity® Fund.

Certain funds and accounts that are managed by Strategic Advisers or its affiliates (including funds of funds) invest in other funds and may at times have substantial investments in one or more funds. Although these funds generally intend to vote their shares of underlying funds using echo voting procedures (that is, in the same proportion as the holders of all other shares of the particular underlying fund), they reserve the right, on a case-by-case basis, to vote in another manner, which may include voting all shares as recommended by the Board.

Shareholders of record at the close of business on September 8, 2020 will be entitled to receive notice of and to vote at the Meeting. Each such shareholder will be entitled to one vote for each dollar of net asset value held on that date, with fractional dollar amounts entitled to a proportional fractional vote.

We intend to hold the Meeting in person as set forth in this Proxy Statement. However, we are actively monitoring the coronavirus (COVID-19); we are sensitive to the public health and travel concerns our shareholders may have and the protocols that federal, state, and local governments may impose. As a result, the date, time, location or means of conducting the Meeting may change. In the event of such a change, the funds will post an announcement online at www.proxyvote.com/proxy and file the announcement on the Securities and Exchange Commission’s (“SEC”) EDGAR system, among other steps, but may not deliver additional soliciting materials to shareholders or otherwise amend the funds’ proxy materials. Although no decision has been made, the funds may consider imposing additional procedures or limitations on Meeting attendees or conducting the Meeting as a “virtual” shareholder meeting through the internet or other electronic means in lieu of an in-person meeting, subject to any restrictions imposed by applicable law. Please monitor the website at www.proxyvote.com/proxy for updated information. If you are planning to attend the Meeting, please check the website one week prior to the Meeting date. As always, we encourage you to vote your shares prior to the Meeting.

For a free copy of each fund’s annual and/or semiannual reports, call 1-800-544-3455, visit Fidelity’s web site at www.fidelity.com, or write to Fidelity Distributors Company LLC (FDC) at 100 Salem Street, Smithfield, Rhode Island 02917.

VOTE REQUIRED: Approval of Proposal 1 requires the affirmative vote of a plurality of the shares of the entire trust voted in person or by proxy at the Meeting. Approval of Proposals 2 through 7 requires the affirmative vote of a “majority of the outstanding voting securities” of the appropriate fund. Under the Investment Company Act of 1940 (1940 Act), the vote of a “majority of the outstanding voting securities” means the affirmative vote of the lesser of (a) 67% or more of the voting securities present at the Meeting or represented by proxy if the holders of more than 50% of the outstanding voting securities are present or represented by proxy or (b) more than 50% of the outstanding voting securities. With respect to Proposals 2 through 7, votes to ABSTAIN and broker non-votes will have the same effect as votes cast AGAINST the Proposal. With respect to Proposal 1, votes to ABSTAIN and broker non-votes will have no effect.

SYNOPSIS OF PROPOSALS

The following is a summary of the Proposals contained in this Proxy Statement. Shareholders should read the entire Proxy Statement carefully for more complete information.

What proposals am I being asked to vote on and what is the primary purpose of the proposals?

As more fully described in each Proposal section below, shareholders of each fund are being asked to elect a Board of Trustees (Proposal 1) and shareholders of certain funds are being asked to approve the conversion of fundamental investment policies to non-fundamental investment policies (Proposal 2), sub-advisory agreements with FIA and sub-subadvisory agreements between FIA and FIA (UK) (Proposal 3), a sub-advisory agreement with Geode (Proposal 4), and sub-subadvisory agreements between FIAM and each of FMR UK (Proposal 5), FMR H.K. (Proposal 6), and FMR Japan (Proposal 7) (Proposed Sub-Advisers and Proposed Sub-Subadvisers, respectively). Shareholders of record as of the close of business on September 8, 2020 will be entitled to vote at the Meeting.

The primary purpose of Proposal 2 is to convert the fundamental investment policy of certain funds to non-fundamental. A fundamental policy requires both board and shareholder approval to change, whereas a non-fundamental policy can be changed by board vote alone. This conversion would bring the funds in line with industry practice as well as with the practices of certain other Fidelity® funds and could potentially avoid entirely, or reduce, future proxy costs and provide greater flexibility for evolution over time. There is no present intention to change the way in which any fund is currently managed if the proposal is approved.

The primary purpose of Proposals 3-7 is to facilitate approval by shareholders of sub-advisory agreements and/or sub-subadvisory agreements with the Proposed Sub-Advisers and/or Sub-Subadvisers on behalf of the applicable fund to allocate a portion of the fund’s assets to the Proposed Sub-Adviser and/or Sub-Subadvisers, if needed. If the proposed agreements are approved, Strategic Advisers initially does not intend to allocate assets to any of the Proposed Sub-Advisers but may do so in the future. FIAM initially does not intend to allocate assets to any of the Proposed Sub-Subadvisers, except to FMR UK with respect to the Strategic Advisers® Core Fund, but may do so in the future.

What are the potential expense impacts of Proposals 3 through 7?

As discussed in the Proxy Statement, Strategic Advisers initially does not intend to allocate assets to any of the Proposed Sub-Advisers in Proposals 3 and 4 but may do so in the future. Therefore, total annual operating expenses for funds impacted by Proposals 3 and 4 will not initially change as a result of the approval of the new agreements with the Proposed Sub-Advisers. However, to illustrate the potential impact of approving each proposal, the tables in Appendix I of the Proxy Statement compare current expenses to possible future expenses using a hypothetical maximum allocation to each Proposed Sub-Adviser under each proposal, which assumes that assets were shifted from the lowest-priced comparable manager. The table below summarizes a hypothetical expense increase for Proposals 3 and 4 from the tables in Appendix I of the Proxy Statement.

	Sub-Advisory Agreement Proposals
	Proposal 3 – FIA[1]		Proposal 4 – Geode
Fund	Proposal #	Possible Future Expense Impact	Proposal #	Possible Future Expense Impact
Strategic Advisers® Fidelity® U.S. Total Stock Fund	3	+0.02%	N/A	N/A
Strategic Advisers® Small-Mid Cap Fund	3	+0.03%	N/A	N/A
Strategic Advisers® Emerging Markets Fund	N/A	N/A	4	+0.03%

[1]

Proposal 3 also includes request for approval of sub-subadvisory agreements between FIA and FIA (UK). FIA, not the applicable fund, will compensate FIA (UK) under the proposed sub-subadvisory agreements. Accordingly, there is no anticipated effect of these sub-subadvisory arrangements on the applicable fund’s management fee or total net expenses.

For Proposals 5 through 7, FIAM, not the applicable fund, will compensate the Proposed Sub-Subadvisers under the sub-subadvisory agreements. Accordingly, there is no anticipated effect on the applicable fund’s management fee or total net expenses if FIAM allocates assets to any of the Proposed Sub-Subadvisers. FIAM initially does not intend to allocate assets to any of the Proposed Sub-Subadvisers, except to FMR UK with respect to the Strategic Advisers® Core Fund, but may do so in the future.

PROPOSAL 1

TO ELECT A BOARD OF TRUSTEES

The purpose of this proposal is to elect a Board of Trustees. Pursuant to the provisions of the Trust Instrument of the trust, the Trustees have determined that the number of Trustees shall be fixed at 7 upon election of the Trustee nominees listed below. It is intended that the enclosed proxy will be voted for the following nominees unless such authority has been withheld in the proxy.

Appendix C shows the composition of the Board of Trustees of the trust and the length of service of each Trustee. All nominees are currently Trustees or Advisory Board Members of the trust and have served in that capacity continuously since originally elected or appointed. Certain nominees were previously elected by shareholders to serve as Trustees of the trust, while other nominees were initially appointed by the Trustees and have not yet been elected by shareholders. With respect to the nominees not previously elected by shareholders, a third-party search firm retained by the Independent Trustees identified Heidi L. Steiger and Christine Marcks as candidates, and an executive officer of Strategic Advisers or an affiliate identified Charles S. Morrison as a candidate. The Governance and Nominating Committee has recommended all Independent Trustee candidates.

In the election of Trustees, those nominees receiving the highest number of votes cast at the Meeting, provided a quorum is present, shall be elected. A nominee shall be elected immediately upon shareholder approval. The election of the nominees will result in a board comprised of 7 Trustees.

Except for Ms. Marcks, each of the nominees currently oversees as Trustee 14 funds. Ms. Marcks is currently an Advisory Board Member of 14 funds. If elected, each nominee will oversee 14 funds upon effectiveness of their election.

The nominees you are being asked to elect as Trustees of the funds are as follows:

Interested Nominees*:

Correspondence intended for each Interested Nominee (that is, the nominees that are interested persons (as defined in the Investment Company Act of 1940, as amended (1940 Act)) may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience**

Robert A. Lawrence (1952)

Year of Election or Appointment: 2016

Trustee

Chairman of the Board of Trustees

Mr. Lawrence also serves as Trustee of other funds. Previously, Mr. Lawrence served as a Member of the Advisory Board of certain funds. Prior to his retirement in 2008, Mr. Lawrence served as Vice President of certain Fidelity® funds (2006-2008), Senior Vice President, Head of High Income Division of Fidelity Management & Research Company (investment adviser firm, 2006-2008), and President of Fidelity Strategic Investments (investment adviser firm, 2002-2005).

Charles S. Morrison (1960)

Year of Election or Appointment: 2020

Trustee

Mr. Morrison also serves as Trustee of other funds. Previously, Mr. Morrison served as President (2017-2018) and Director (2014-2018) of Fidelity SelectCo, LLC (investment adviser firm), President of Fidelity Management & Research Company (FMR) (investment adviser firm, 2016-2018), a Director of Fidelity Investments Money Management, Inc. (investment adviser firm, 2014-2018), President, Asset Management (2014-2018), Trustee of the Fidelity Equity and High Income Funds (283 funds as of December 2018) (2014-2018), and was an employee of Fidelity Investments. Mr. Morrison also previously served as Vice President of Fidelity’s Fixed Income and Asset Allocation Funds (2012-2014), President, Fixed Income (2011-2014), Vice President of Fidelity’s Money Market Funds (2005-2009), President, Money Market Group Leader of FMR (2009), and Senior Vice President, Money Market Group of FMR (2004-2009). Mr. Morrison also served as Vice President of Fidelity’s Bond Funds (2002-2005), certain Balanced Funds (2002-2005), and certain Asset Allocation Funds (2002-2007), and as Senior Vice President (2002-2005) of Fidelity’s Bond Division.

*	Determined to be an “Interested Nominee” by virtue of, among other things, his affiliation with the trust or various entities under common control with Strategic Advisers.

**

The information includes each nominee’s principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each nominee’s qualifications to serve as a Trustee, which led to the conclusion that the nominee should serve as a Trustee for each fund.

Independent Nominees:

Correspondence intended for each Independent Nominee (that is, the nominees that are not interested persons (as defined in the 1940 Act)) may be sent to Fidelity Investments, P. O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience*

Peter C. Aldrich (1944)

Year of Election or Appointment: 2006

Trustee

Mr. Aldrich also serves as Trustee of other funds. Mr. Aldrich is a Director of the U.S. Core Property Fund (and, previously, other funds) of BlackRock Realty Group (2006-present). Previously, Mr. Aldrich served as a Managing Member of Poseidon, LLC (foreign private investment, 1998-2004), and Chairman and Managing Member of AEGIS, LLC (foreign private investment, 1997-2004). Mr. Aldrich previously was a founder, Chief Executive Officer, and Chairman of AEW Capital Management, L.P. (then “Aldrich, Eastman and Waltch, L.P.”). Mr. Aldrich also served as a Director of LivelyHood, Inc. (private corporation, 2013-2020), a Trustee for the Fidelity Rutland Square Trust (2005-2010), a Director of Zipcar, Inc. (car sharing services, 2001-2009) and as Faculty Chairman of The Research Council on Global Investment of The Conference Board (business and professional education non-profit, 1999-2004). Mr. Aldrich is a Member Emeritus of the Board of Directors of the National Bureau of Economic Research, the Board of Trustees of the Museum of Fine Arts Boston and the Board of Overseers of the Massachusetts Eye and Ear Infirmary.

Mary C. Farrell (1949)

Year of Election or Appointment: 2013

Trustee

Ms. Farrell also serves as Trustee of other funds. Ms. Farrell is a Director of the W.R. Berkley Corporation (insurance provider) and President (2009-present) and Director (2006-present) of the Howard Gilman Foundation (charitable organization). Previously, Ms. Farrell was Managing Director and Chief Investment Strategist at UBS Wealth Management USA and Co-Head of UBS Wealth Management Investment Strategy & Research Group (2003-2005). Ms. Farrell also served as Investment Strategist at PaineWebber (1982-2000) and UBS PaineWebber (2000-2002). Ms. Farrell serves as Chairman of the Board of Trustees of Yale-New Haven Hospital and Vice Chairman of the Yale New Haven Health System Board and previously served as Trustee on the Board of Overseers of the New York University Stern School of Business.

Karen Kaplan (1960)

Year of Election or Appointment: 2006

Trustee

Ms. Kaplan also serves as Trustee of other funds. Ms. Kaplan is Chairman (2014-present) and Chief Executive Officer (2013-present) of Hill Holliday (advertising and specialized marketing). Ms. Kaplan is a Director of The Michaels Companies, Inc. (specialty retailer, 2015-present), Member of the Board of Governors of the Chief Executives’ Club of Boston (2010-present), Member of the Executive Committee of the Greater Boston Chamber of Commerce (2006-present), Advisory Board Member of the National Association of Corporate Directors Chapter (2012-present), Member of the Board of Trustees of the Post Office Square Trust (2012-present), Trustee of the Brigham and Women’s Hospital (2016-present), Overseer of the Boston Symphony Orchestra (2014-present), Member of the Board of Directors of The Advertising Council, Inc. (2016-present), Member of the Ron Burton Training Village Executive Board of Advisors (2018-present), Member of the Executive Committee of The Ad Council, Inc. (2019-present), and Member of the Board of Directors of The Ad Club of Boston (2020-present). Previously, Ms. Kaplan served as an Advisory Board Member of Fidelity Rutland Square Trust (2006-2010), a member of the Clinton Global Initiative (2010-2015), Director of DSM (dba Delta Dental and DentaQuest) (2004-2014), Formal Appointee of the 2015 Baker-Polito Economic Development Council, Director of Vera Bradley Inc. (designer of women’s accessories, 2012-2015), Member of the Board of Directors of the Massachusetts Conference for Women (2008-2015), Member of the Board of Directors of Jobs for Massachusetts (2012-2015), President of the Massachusetts Women’s Forum (2008-2010), Treasurer of the Massachusetts Women’s Forum (2002-2006), and Vice Chair of the Board of the Massachusetts Society for the Prevention of Cruelty to Children (2003-2010).

Christine Marcks (1955)

Year of Election or Appointment: 2019

Member of the Advisory Board

Ms. Marcks also serves as a Member of the Advisory Board of other funds. Prior to her retirement, Ms. Marcks served as Chief Executive Officer and President – Prudential Retirement (2007-2017) and Vice President for Rollover and Retirement Income Strategies (2005-2007), Prudential Financial, Inc. (financial services). Previously, Ms. Marcks was Senior Vice President and Head of Financial Horizons (2002-2004) and Vice President, Strategic Marketing (2000-2002) of Voya Financial (formerly ING U.S.) (financial services), held numerous positions at Aetna Financial Services (financial services, 1987-2000) and served as an International Economist for the United States Department of the Treasury (1980-1987). Ms. Marcks also serves as a member of the Board of Trustees, Audit Committee and Benefits & Operations Committee of the YMCA Retirement Fund (2018-present), a non-profit organization providing retirement plan benefits to YMCA staff members, and as a member of the Board of Trustees of Assumption College (2019-present).

Name, Year of Birth; Principal Occupations and Other Relevant Experience*

Heidi L. Steiger (1953)

Year of Election or Appointment: 2017

Trustee

Ms. Steiger also serves as Trustee of other funds. Ms. Steiger serves as Managing Partner of Topridge Associates, LLC (consulting, 2005-present), a member of the Advisory Board of the joint degree program in Global Luxury Management at North Carolina State University (Raleigh, NC) and Skema (Paris) (2018-present), a Non-Executive Director of CrowdBureau Corporation (financial technology company and index provider, 2018-present), a member of the Board of Directors (2013-present) and Chair of the Audit Committee and member of the Membership and Executive Committees (2017-present) of Business Executives for National Security (nonprofit), and member of the Board of Directors Chair of the Remuneration Committee of Imagine Intelligent Materials Limited (2019-present) (technology company). Previously, Ms. Steiger served as a member of the Global Advisory Board and Of Counsel to Signum Global Advisors (international policy and strategy, 2018-2020), Eastern Region President of The Private Client Reserve of U.S. Bancorp (banking and financial services, 2010-2015), Advisory Director of Berkshire Capital Securities, LLC (financial services, 2009-2010), President and Senior Advisor of Lowenhaupt Global Advisors, LLC (financial services, 2005-2007), and President and Contributing Editor of Worth Magazine (2004-2005) and held a variety of positions at Neuberger Berman Group, LLC (financial services, 1986-2004), including Partner and Executive Vice President and Global Head of Private Asset Management at Neuberger Berman (1999-2004). Ms. Steiger also served as a member of the Board of Directors of Nuclear Electric Insurance Ltd (insurer of nuclear utilities, 2006-2017), a member of the Board of Trustees and Audit Committee of the Eaton Vance Funds (2007-2010), a member of the Board of Directors of Aviva USA (formerly AmerUs) (insurance, 2004-2014), and a member of the Board of Trustees and Audit Committee and Chair of the Investment Committee of CIFG (financial guaranty insurance, 2009-2012), and a member of the Board of Directors of Kin Group Plc (formerly, Fitbug Holdings) (health and technology, 2016-2017).

*

The information above includes the nominee’s principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the nominee’s qualifications to serve as a Trustee, which led to the conclusion that the nominee should serve as a Trustee for each fund.

As of June 30, 2020, the nominees, Trustees, and officers of the trust and the funds owned, in the aggregate, less than 1% of each fund’s outstanding shares.

During the period March 1, 2019 through June 30, 2020, no transactions were entered into by Trustees and the nominees as Trustee of the trust involving more than 1% of the voting common, non-voting common and equivalent stock, or preferred stock of FMR LLC.

Christine Marcks, a nominee for election as a Trustee, held various positions at Prudential Financial, Inc. and its subsidiaries (Prudential) from 2005 to 2017. In connection with her prior employment at Prudential, Ms. Marcks received as part of her annual compensation restricted stock and employee stock options. During the past five years, the number and aggregate value of shares of Prudential stock held by Ms. Marcks varied but at no time exceeded $4 million. Ms. Marcks disposed of the last of her Prudential stock on May 26, 2020. Prudential Financial, Inc. is the parent holding company of PGIM, Inc., sub-adviser to Strategic Advisers® Core Income Fund and Strategic Advisers® Income Opportunities Fund.

If elected, the Trustees will hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. In case a vacancy shall for any reason exist, the remaining Trustees will fill such vacancy by appointing another Trustee, so long as, immediately after such appointment, at least two-thirds of the Trustees have been elected by shareholders. If, at any time, less than a majority of the Trustees holding office has been elected by the shareholders, the Trustees then in office will promptly call a shareholders’ meeting for the purpose of electing a Board of Trustees. Otherwise, there will normally be no meeting of shareholders for the purpose of electing Trustees. Advisory Board Members hold office without limit in time except that any Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees.

Appendix D sets forth the number of Board and Standing Committee meetings held during each fund’s last fiscal year and a list of each fund’s fiscal year end. Following the election, it is expected that the trust’s Board will include two interested Trustees and five Independent Trustees, and will meet at least four times a year at regularly scheduled meetings. For additional information about the committees of the funds’ Trustees, refer to the section entitled “Board Structure and Oversight Function and Standing Committees of the Trust’s Current Trustees.”

The dollar range of equity securities beneficially owned as of June 30, 2020 by each Trustee in each fund and in all funds in the aggregate within the same fund family overseen or to be overseen by the nominee is included in Appendix E.

Trustee compensation information for each fund covered by this proxy is included in Appendix F.

The Board of Trustees recommends that shareholders vote FOR Proposal 1.

PROPOSAL 2

TO CONVERT A FUNDAMENTAL INVESTMENT POLICY TO A NON-FUNDAMENTAL INVESTMENT POLICY

Strategic Advisers® Core Fund, Strategic Advisers® Core Income Fund, Strategic Advisers® Emerging Markets Fund, Strategic Advisers® Fidelity® International Fund, Strategic Advisers® Growth Fund, Strategic Advisers® Income Opportunities Fund, Strategic Advisers® International Fund, Strategic Advisers® Short Duration Fund, Strategic Advisers® Small-Mid Cap Fund, Strategic Advisers® Tax-Sensitive Short Duration Fund, Strategic Advisers® Value Fund

The investment policy for each fund set forth in Appendix G (Policy) is “fundamental,” meaning that it may only be changed by a vote of shareholders of the fund. Each such Policy sets forth the fund’s investment objective. The Board of Trustees recommends that shareholders approve the proposal to make each Policy non-fundamental.

Because each fund’s Policy can only be changed with shareholder approval, it can be difficult, expensive and time consuming for a fund to revise its Policy, if and when needed, such as when market conditions change. If approved, this change will allow the Board of Trustees to change each fund’s Policy without the delay and expense of a shareholder vote. If in the future the Board of Trustees approves a change to a fund’s Policy, shareholders would receive notice of such change and the fund’s prospectus would be updated accordingly. If this proposal is approved, shareholders will not have the right to vote on any future change to a fund’s Policy. Converting each Policy to non-fundamental would bring the funds in line with industry practice as well as with the practices of certain other Fidelity® funds and could potentially avoid entirely, or reduce, future proxy costs and provide greater flexibility for evolution over time. There is no present intention to change the way in which any fund is currently managed if the proposal is approved.

Conclusion. The Board of Trustees has concluded that the proposal will benefit each fund and its shareholders. The Trustees recommend voting FOR the proposal. If the conversion of the Policy from fundamental to non-fundamental is approved by a fund’s shareholders, the change will take effect in conjunction with the fund’s next annual prospectus revision. If Proposal 2 is not approved by a fund’s shareholders, the Policy will remain a fundamental policy for that fund.

PROPOSALS 3-7

TO APPROVE SUB-ADVISORY AND SUB-SUBADVISORY AGREEMENTS ON BEHALF OF CERTAIN FUNDS

As the funds’ investment adviser, Strategic Advisers is responsible for implementing each fund’s investment strategies and directing the investments of each fund. See “Management Contracts with Strategic Advisers” section for additional information regarding the services provided by Strategic Advisers to the funds. Pursuant to an exemptive order granted to the trust by the Securities and Exchange Commission (SEC) on November 28, 2006 (SEC Order), Strategic Advisers employs a so-called “manager of managers” structure to manage the funds by allocating some or all of the assets of each fund to one more sub-advisers who manage a portion of the fund’s assets pursuant to separate investment strategies reflected in sub-advisory agreements approved by the Trustees. Information regarding each fund’s currently approved sub-advisers and sub-subadvisers (if applicable), including their principal business address, the date of each sub-advisory and sub-subadvisory agreement, the date each agreement was last submitted to shareholders, and the date on which the agreement was last approved by the Trustees, is listed in Appendix H. Additional information regarding each of the existing sub-advisers is available in each fund’s prospectus and statement of additional information (SAI), which are available at www.fidelity.com. It is not possible to predict the extent to which Strategic Advisers may allocate assets of a fund to any particular sub-adviser and one or more sub-advisers may not be allocated any assets of a fund at any given time or from time to time.

The SEC Order allows the Trustees, subject to certain conditions, to appoint new unaffiliated sub-advisers and approve their respective sub-advisory agreements on behalf of the funds without requiring a shareholder vote. The conditions of the SEC Order require shareholder approval of any sub-advisory and sub-subadvisory agreements with affiliated sub-advisers and sub-subadvisers and in other instances when the conditions of the SEC Order cannot be satisfied. FMR UK, FMR H.K., and FMR Japan (Proposals 5-7) are indirect wholly owned subsidiaries of FMR LLC, the parent company of Strategic Advisers. In addition, certain other conditions within the SEC Order prevent its use with respect to FIA and FIA (UK) (Proposal 3) and Geode (Proposal 4). As such, shareholder approval is required in order for each of the agreements discussed below to take effect.

Conclusion. The Board of Trustees, including the Independent Trustees, has unanimously approved, and recommends that shareholders of each fund approve, each of the proposed sub-advisory and sub-subadvisory agreements in Proposals 3-7 below. The Board of Trustees believes that the approval of each sub-advisory and sub-subadvisory agreement is in the best interest of each fund’s shareholders because such approval will provide additional investment strategies should Strategic Advisers decide to allocate assets to any of the Proposed Sub-Advisers and Sub-Subadvisers, if needed, consistent with each fund’s investment objective.

If shareholders do not approve a proposal, the Board of Trustees and Strategic Advisers will evaluate other options for obtaining the desired investment strategies, which may include allocating assets to one or more existing sub-advisers and/or approving new sub-advisory agreements consistent with the terms of the SEC Order, if needed.

PROPOSAL 3

SUB-ADVISORY AGREEMENTS WITH FIA AND SUB-SUBADVISORY AGREEMENTS BETWEEN FIA AND FIA (UK)

Strategic Advisers® Fidelity® U.S. Total Stock Fund and Strategic Advisers® Small-Mid Cap Fund

The primary purpose of Proposal 3 is to facilitate approval by shareholders of sub-advisory agreements with FIA and sub-subadvisory agreements between FIA and FIA (UK) on behalf of both of the above-mentioned funds, which will provide Strategic Advisers with additional investment strategies to allocate a portion of a fund’s assets to FIA and for FIA (UK) to provide investment management and/or advice to FIA, if needed (the “Proposed Agreements”). The approval of the Proposed Agreements will not result in any changes to the portfolio management team at Strategic Advisers currently responsible for allocating assets of each fund among various sub-advisers and/or underlying mutual funds or each fund’s investment objective and principal investment strategies. If Strategic Advisers were to allocate assets to FIA pursuant to the Proposed Agreements, FIA would exercise investment management authority with respect to the portion of fund assets allocated to FIA and, if needed, FIA (UK) would provide investment management and/or advice to FIA in accordance with such fund’s investment objective, policies and limitations, as disclosed in each fund’s prospectus and SAI, subject to supervision of Strategic Advisers and oversight by the Trustees. Additional information regarding the investment strategy to be utilized by FIA under each of the proposals is provided in the table below.

Proposal	Strategy	Description
3.	Small Cap America	A bottom-up, high conviction approach to investing in high quality small and mid-cap opportunities primarily in the U.S. with a long-term investment horizon.

If the Proposed Agreements are approved, Strategic Advisers initially does not intend to allocate assets to FIA but may do so in the future. Therefore, total annual operating expenses will not initially change as a result of the approval of each Proposed Agreement. However, to illustrate the potential impact of approving each Proposed Agreement, the tables in Appendix I compare current expenses to possible future expenses using a hypothetical maximum allocation under each Proposed Agreement. Based on the hypothetical maximum allocations to the proposed mandate, and further assuming that assets were shifted from the lowest-priced comparable manager, Strategic Advisers estimates that total annual operating expenses for Strategic Advisers® Fidelity® U.S. Total Stock Fund and Strategic Advisers® Small-Mid Cap Fund may increase by 0.02% and 0.03% respectively, as outlined in Appendix I.

You are being asked to vote separately on Proposal 3, solely with respect to the fund(s) that you own.

Activities and Management of FIA and FIA (UK)

FIL Limited, a Bermuda company formed in 1968, is a privately owned investment management company and the ultimate parent company of FIA and FIA (UK). Various trusts for the benefit of the Johnson family, including Abigail P. Johnson, own, directly or indirectly, more than 25% of the voting common stock of FIL Limited. At present, the primary business activities of FIL Limited and its subsidiaries are the provision of investment advisory and related services to non-U.S. Companies and private accounts investing in securities throughout the world.

FIA provides research and investment recommendations with respect to companies based outside of the United States for certain funds for which affiliates of Strategic Advisers act as investment adviser. They may also provide investment advisory services. FIA focuses primarily on companies based in Hong Kong, Australia, New Zealand, and Southeast Asia (other than Japan). FIA (UK) focuses primarily on companies based in the U.K. and Europe.

The Directors of FIA are Paras Anand, Matthew Heath, Allan Pelvang, Neal Turchairo and Deborah Speight as Alternate Director to Messrs. Pelvang and Turchiaro. The principal executive officers of FIA are Rohit Mangla, Chief Compliance Officer; Elizabeth Hickmott, Assistant Secretary; Liana Pui Man Chenug, SFC Emergency Contact Person and Compliant Officer; Michael Ng, SFC Emergency Contact Person and Compliant Officer; and Rosalie Powell, Company Secretary. The principal business address of each of the Directors and officers is Pembroke Hall, 42 Crow Lane, Pembroke HM 19, Bermuda.

The Directors of FIA (UK) are Maria Abbonizio, Victoria Kelly, Andrew McCaffery, and Dominic Rossi. FIL Administration Ltd. serves as the Company Secretary. The principal business address of each of the Directors and officers is Oakhill House, 130 Tonbridge Road, Hildenborough, TN11 9DZ, United Kingdom.

Material Terms of Proposed Agreements

The terms of the Proposed Agreements with FIA for each fund in Proposal 3 are identical to each other. The terms of each Proposed Agreement in Proposal 3 between FIA and FIA (UK) are identical to each other. The following summary of material terms of the Proposed Agreements with FIA and between FIA and FIA (UK) is qualified in its entirety by reference to the forms of the Proposed Agreements attached in Exhibit 1.

Sub-Advisory Services. Pursuant to the Proposed Agreements with FIA, if Strategic Advisers were to allocate all or a portion of a fund’s assets to FIA, FIA would provide a program of continuous investment management for the portion of each fund’s assets allocated to it in accordance with that fund’s investment objective and policies as stated in the fund’s Registration Statement, and such other limitations as the trust, each fund, the Trustees, or Strategic Advisers may impose. FIA would also vote each fund’s proxies in accordance with the sub-adviser’s proxy voting policies as approved by the Board. FIA’s investment authority includes authority to invest and reinvest the assets of each fund allocated to it by selecting the securities, instruments, repurchase agreements, financial futures contracts, options and other investments and techniques that the Fund may purchase, sell, enter into or use.

Pursuant to the Proposed Agreements between FIA and FIA (UK), FIA may request that FIA (UK) provide non-discretionary investment advice to FIA with respect to all or a portion of each fund’s assets allocated to FIA pursuant to the Proposed Agreements between Strategic Advisers and FIA. Such advice may include factual information, research reports and investment recommendations, as requested by FIA. If requested by FIA, FIA (UK) may also provide discretionary investment management services with respect to all or a portion of the assets allocated to FIA in accordance with the investment objective, policies and limitations stated in each fund’s Registration Statement.

Sub-Advisory Fee Rates. Under the terms of the Proposed Agreements with FIA, for providing investment management services to the fund, Strategic Advisers will pay FIA sub-advisory fees based on the net assets of the portion of the fund managed by FIA. Strategic Advisers, and not the funds, will pay FIA out of its management fees, subject to the fee schedule below:

Proposal:	Fee Schedule:

3.	Rate – Small Cap America
0.65% (65 basis points) of the first $100 million in assets 0.60% (60 basis points) on the next $100 million in assets
0.50% (50 basis points) on any amount in excess of $200 million in assets

3.	Rate – FIA (UK)
FIA, not Strategic Advisers or the funds, will pay sub-subadvisory fees to FIA (UK)

The assets of all registered investment companies managed by Strategic Advisers and sub-advised by FIA within the same investment strategy are aggregated for purposes of calculating the effective fee rate to be paid to FIA on behalf of each applicable fund.

Duration. If approved by shareholders, each Proposed Sub-Advisory and Sub-Subadvisory Agreement would take effect on or about the first day following shareholder approval and would continue in force for a term of two years, and from year to year thereafter, as long as its continuance was approved at least annually by (i) the vote, cast in person at a meeting called for the purpose, of a majority of the Independent Trustees and (ii) the vote of either a majority of the Trustees or the vote of a majority of the outstanding shares of the applicable fund.

The Proposed Agreements could be transferred to a successor of FIA without resulting in a termination and without shareholder approval, as long as the transfer would not constitute an assignment under applicable securities laws and regulations. The Proposed Sub-Advisory Agreements would be terminable on 60 days’ written notice by the trust or Strategic Advisers and on 90 days’ written notice by FIA. The Proposed Sub-Subadvisory Agreements would be terminable by Strategic Advisers, FIA, FIA (UK) or the Fund at any time on 60 days’ written notice. Each of the Proposed Agreements would terminate automatically in the event of its assignment.

Board Approval of Proposed Agreements with FIA and FIA (UK). The factors the Board considered in approving the Proposed Agreements are discussed in Appendix K.

Conclusion. The Board of Trustees has concluded that the proposal will benefit Strategic Advisers® Fidelity® U.S. Total Stock Fund and Strategic Advisers® Small-Mid Cap Fund and their shareholders. The Trustees recommend voting FOR the proposal.

PROPOSAL 4

SUB-ADVISORY AGREEMENT WITH GEODE

Strategic Advisers® Emerging Markets Fund

The primary purpose of Proposal 4 is to facilitate approval by shareholders of a sub-advisory agreement with Geode on behalf of Strategic Advisers® Emerging Markets Fund, which will provide additional investment strategies should Strategic Advisers determine to allocate a portion of the fund’s assets to Geode, if needed (the “Proposed Agreement”). The approval of the Proposed Agreement will not result in any changes to the portfolio management team at Strategic Advisers currently responsible for allocating assets of the fund among various sub-advisers and/or underlying mutual funds or the fund’s investment objective and principal investment strategies. If Strategic Advisers were to allocate assets to Geode pursuant to the Proposed Agreement, Geode would exercise investment management authority with respect to the portion of fund assets allocated to Geode in accordance with the fund’s investment objective, policies and limitations, as disclosed in the fund’s prospectus and SAI, subject to supervision of Strategic Advisers and oversight by the Trustees. Additional information regarding the investment strategy to be utilized by Geode under the proposal is provided in the table below.

Proposal	Strategy	Description
4.	Enhanced Emerging Markets Small Cap	The Enhanced Emerging Markets Small Cap strategy seeks to outperform the MSCI Emerging Markets Small-Cap Index by, in general, quantitatively evaluating factors such as historical valuation, growth, profitability, and other factors.

If the Proposed Agreement is approved, Strategic Advisers initially does not intend to allocate assets to Geode but may do so in the future. Therefore, total annual operating expenses will not initially change as a result of the approval of the Proposed Agreement. However, to illustrate the potential impact of approving the Proposed Agreement, the table in Appendix I compares current expenses to possible future expenses using a hypothetical maximum allocation under the Proposed Agreement. Based on the hypothetical maximum allocations to the proposed mandate, and further assuming that assets were shifted from the lowest-priced comparable manager, Strategic Advisers estimates that total annual operating expenses for the fund may increase by 0.03%, as outlined in Appendix I.

Activities and Management of Geode

Geode, a registered investment adviser, is a subsidiary of Geode Capital Holdings LLC. Geode and Geode Capital Holdings LLC have principal offices at 100 Summer Street, 12th Floor, Boston MA, 02110. Geode was founded in January 2001 to develop and manage quantitative investment strategies and to provide advisory and sub-advisory services. Additional information regarding other registered investment companies for which Geode serves as sub-adviser with similar investment objectives as the investment strategy Geode would utilize on behalf of the fund in Proposal 4 is included in Appendix J.

The Directors of Geode are Philip L. Bullen, Michael Even, Caleb Loring, III, Franklin Corning Kenly, Arlene Rockefeller, Eric Roiter, Thomas Sprague, and Jennifer Uhrig. The principal executive officers of Geode are Vincent C. Gubitosi, President & Chief Investment Officer; Jeffrey S. Miller, Chief Operating Officer; Joseph Ciardi, Chief Compliance Officer; Sorin Codreanu, Chief Financial Officer and Treasurer; and Matt Nevins, General Counsel and Secretary. The principal business address of each of the Directors of Geode is 100 Summer Street, 12th Floor, Boston MA, 02110.

Shares of Geode Capital Holdings LLC are owned primarily by officers and senior employees of Fidelity and members of their families through partnerships and trusts for their benefit. Edward C. Johnson 3d, Abigail P. Johnson and members of their families indirectly own a majority of the shares through an irrevocable voting trust for their benefit administered by a trustee who is not an interested person of Fidelity or the Johnson family.

Material Terms of Proposed Agreements

The following summary of material terms of the Proposed Agreement is qualified in its entirety by reference to the form of the Proposed Agreement attached in Exhibit 2.

Sub-Advisory Services. Pursuant to the Proposed Agreement, if Strategic Advisers were to allocate all or a portion of the fund’s assets to Geode, Geode would provide a program of continuous investment management for the portion of the fund’s assets allocated to it in accordance with the fund’s investment objective and policies as stated in the fund’s Registration Statement, and such other limitations as the trust, the fund, the Trustees, or Strategic Advisers may impose. Geode would also vote the fund’s proxies in accordance with the sub-adviser’s proxy voting policies as approved by the Board. Geode’s investment authority includes authority to invest and reinvest the assets of the fund allocated to it by selecting the securities, instruments, repurchase agreements, financial futures contracts, options and other investments and techniques that the fund may purchase, sell, enter into or use.

Sub-Advisory Fee Rates. Under the terms of the Proposed Agreement, for providing investment management services to the fund, Strategic Advisers will pay Geode sub-advisory fees based on the net assets of the portion of the fund managed by Geode. Strategic Advisers, and not the fund, will pay Geode out of its management fees, subject to the fee schedule below:

Proposal:	Fee Schedule:

4.	Rate – Enhanced Emerging Markets Small Cap[1]
0.75% (75 basis points) of the first $50 million in assets
0.60% (60 basis points) on any amount in excess of $50 million in assets

[1]	Subject to a $100,000 annual minimum fee when strategy is funded.

The assets of all registered investment companies managed by Strategic Advisers and sub-advised by Geode within the same investment strategy are aggregated for purposes of calculating the effective fee rate to be paid to Geode on behalf of the fund.

Duration. If approved by shareholders, the Proposed Agreement would take effect on or about the first day following shareholder approval and would continue in force for a term of two years and from year to year thereafter, as long as its continuance was approved at least annually by (i) the vote, cast in person at a meeting called for the purpose, of a majority of the Independent Trustees and (ii) the vote of either a majority of the Trustees or by a the vote of a majority of the outstanding shares of the fund.

The Proposed Agreement could be transferred to a successor of Geode without resulting in a termination and without shareholder approval, as long as the transfer would not constitute an assignment under applicable securities laws and regulations. The Proposed Agreement would be terminable on 60 days’ written notice by the trust or Strategic Advisers and on 90 days’ written notice by Geode and would terminate automatically in the event of its assignment.

Board Approval of Proposed Agreements with Geode. The factors the Board considered in approving the Proposed Agreement are discussed in Appendix K.

Conclusion. The Board of Trustees has concluded that the proposal will benefit Strategic Advisers® Emerging Markets Fund and its shareholders. The Trustees recommend voting FOR the proposal.

PROPOSAL 5

SUB-SUBADVISORY AGREEMENTS BETWEEN FIAM AND FMR UK

Strategic Advisers® Core Fund, Strategic Advisers® Core Income Fund, Strategic Advisers® Emerging Markets Fund, Strategic Advisers® Fidelity® International Fund, Strategic Advisers® Growth Fund, Strategic Advisers® Income Opportunities Fund, Strategic Advisers® International Fund, Strategic Advisers® Short Duration Fund, Strategic Advisers® Small-Mid Cap Fund, and Strategic Advisers® Value Fund

The primary purpose of Proposal 5 is to facilitate approval by shareholders of sub-subadvisory agreements between FIAM and FMR UK on behalf of each of the above-mentioned funds, which will provide Strategic Advisers with additional investment strategies for FMR UK to provide investment management and/or advice to FIAM, if needed (the “Proposed Agreements”). The approval of the Proposed Agreements will not result in any changes to the portfolio management team at Strategic Advisers currently responsible for allocating assets of each fund among various sub-advisers and/or underlying mutual funds or each fund’s investment objective and principal investment strategies. If needed, FMR UK would provide investment management and/or advice to FIAM in accordance with each fund’s investment objective, policies and limitations, as disclosed in each fund’s prospectus and SAI, subject to supervision of Strategic Advisers and oversight by the Trustees.

Activities and Management of FMR UK

FMR UK provides research and investment recommendations with respect to companies based outside of the United States for certain funds for which affiliates of Strategic Advisers act as investment adviser. FMR UK is an affiliate of both FIAM and Strategic Advisers. Additional information regarding other registered investment companies for which FMR UK serves as sub-adviser or sub-subadviser with similar investment objectives as the investment strategy FIAM could delegate to FMR UK on behalf of the funds in Proposal 5 is included in Appendix J.

The Directors of FMR UK are Niamh Brodie-Machura, Mark D. Flaherty, Robert Minicus, Christopher J. Seabolt, and Mark Sullivan. The principal executive officers of FMR UK are Adrian J. Tyerman, Compliance Officer; Mark D. Flaherty, Co-Chief Executive Officer; Niamh Brodie-Machura, Co-Chief Executive Officer; Kevin M. Meagher, Chief Compliance Officer; and Cynthia Lo Bessette, Chief Legal Officer. The principal business address of each of the Directors and officers is 1 St. Martin’s Le Grand, London, EC1A 4AS, United Kingdom.

FMR LLC is the ultimate parent company of FMR UK. Information regarding FMR LLC is contained under the section captioned “Activities and Management of Strategic Advisers.”

Material Terms of Proposed Agreements

The terms of the Proposed Agreements between FIAM and FMR UK for each fund in Proposal 5 are identical to each other. The following summary of material terms of the Proposed Agreements between FIAM and FMR UK is qualified in its entirety by reference to the form of the Proposed Agreements attached in Exhibit 3.

Sub-Subadvisory Services. Pursuant to the Proposed Agreements between FIAM and FMR UK, FIAM may request that FMR UK provide non-discretionary investment advice to FIAM with respect to all or a portion of each fund’s assets allocated to FIAM. Such advice may include factual information, research reports and investment recommendations, as requested by FIAM. If requested by FIAM, FMR UK may also provide discretionary investment management services with respect to all or a portion of the assets allocated to FIAM in accordance with the investment objective, policies and limitations stated in each fund’s Registration Statement.

Sub-Subadvisory Fees. Pursuant to the Proposed Agreements between FIAM and FMR UK, FIAM, and not Strategic Advisers or the funds, would pay sub-subadvisory fees to FMR UK.

Duration. If approved by shareholders, each Proposed Agreement would take effect on or about the first day following shareholder approval and would continue in force for a term of two years and from year to year thereafter, as long as its continuance was approved at least annually by (i) the vote, cast in person at a meeting called for the purpose, of a majority of the Independent Trustees and (ii) the vote of either a majority of the Trustees or by a the vote of a majority of the outstanding shares of the applicable fund.

The Proposed Agreements could be transferred to a successor of FIAM without resulting in a termination and without shareholder approval, as long as the transfer would not constitute an assignment under applicable securities laws and regulations. Each Proposed Agreement would be terminable on 60 days’ written notice by the applicable fund, FIAM or FMR UK and would terminate automatically in the event of its assignment.

Board Approval of Proposed Agreements between FIAM and FMR UK. The factors the Board considered in approving the Proposed Agreements are discussed in Appendix K.

Conclusion. The Board of Trustees has concluded that the proposal will benefit each fund and their shareholders. The Trustees recommend voting FOR the proposal.

PROPOSAL 6

SUB-SUBADVISORY AGREEMENTS BETWEEN FIAM AND FMR H.K.

Strategic Advisers® Core Fund, Strategic Advisers® Core Income Fund, Strategic Advisers® Emerging Markets Fund, Strategic Advisers® Fidelity® International Fund, Strategic Advisers® Growth Fund, Strategic Advisers® Income Opportunities Fund, Strategic Advisers® International Fund, Strategic Advisers® Short Duration Fund, Strategic Advisers® Small-Mid Cap Fund, and Strategic Advisers® Value Fund

The primary purpose of Proposal 6 is to facilitate approval by shareholders of sub-subadvisory agreements between FIAM and FMR H.K. on behalf of each of the above-mentioned funds, which will provide Strategic Advisers with additional investment strategies for FMR H.K. to provide investment management and/or advice to FIAM, if needed (the “Proposed Agreements”). The approval of the Proposed Agreements will not result in any changes to the portfolio management team at Strategic Advisers currently responsible for allocating assets of each fund among various sub-advisers and/or underlying mutual funds or each fund’s investment objective and principal investment strategies. If needed, FMR H.K. would provide investment management and/or advice to FIAM in accordance with each fund’s investment objective, policies and limitations, as disclosed in each fund’s prospectus and SAI, subject to supervision of Strategic Advisers and oversight by the Trustees.

Activities and Management of FMR H.K.

FMR H.K. provides research and investment recommendations with respect to companies based outside of the United States for certain funds for which affiliates of Strategic Advisers act as investment adviser. FMR H.K. is an affiliate of both FIAM and Strategic Advisers. Additional information regarding other registered investment companies for which FMR H.K. serves as sub-adviser or sub-subadviser with similar investment objectives as the investment strategy FIAM could delegate to FMR H.K. on behalf of the funds in Proposal 6 is included in Appendix J.

The Directors of FMR H.K. are Sharon Yau Lecornu, Christopher J. Seabolt, and William F. Shanley III. The principal executive officers of FMR H.K. are Sharon Yau Lecornu, Executive Director; Adrian J. Tyerman, Compliance Officer; Kevin M. Meagher, Chief Compliance Officer; Christopher J. Rimmer, Treasurer; and Cynthia Lo Bessette, Chief Legal Officer. The principal business address of each of the Directors and officers is Floor 19, 41 Connaught Road Central, Hong Kong.

FMR LLC is the ultimate parent company of FMR H.K. Information regarding FMR LLC is contained under the section captioned “Activities and Management of Strategic Advisers.”

Material Terms of Proposed Agreements

The terms of the Proposed Agreements between FIAM and FMR H.K. for each fund in Proposal 6 are identical to each other. The following summary of material terms of the Proposed Agreements between FIAM and FMR H.K. is qualified in its entirety by reference to the form of the Proposed Agreements attached in Exhibit 4.

Sub-Subadvisory Services. Pursuant to the Proposed Agreements between FIAM and FMR H.K., FIAM may request that FMR H.K. provide non-discretionary investment advice to FIAM with respect to all or a portion of each fund’s assets allocated to FIAM. Such advice may include factual information, research reports and investment recommendations, as requested by FIAM. If requested by FIAM, FMR H.K. may also provide discretionary investment management services with respect to all or a portion of the assets allocated to FIAM in accordance with the investment objective, policies and limitations stated in each fund’s Registration Statement.

Sub-Subadvisory Fees. Pursuant to the Proposed Agreements between FIAM and FMR H.K., FIAM, and not Strategic Advisers or the funds, would pay sub-subadvisory fees to FMR H.K.

Duration. If approved by shareholders, each Proposed Agreement would take effect on or about the first day following shareholder approval and would continue in force for a term of two years and from year to year thereafter, as long as its continuance was approved at least annually by (i) the vote, cast in person at a meeting called for the purpose, of a majority of the Independent Trustees and (ii) the vote of either a majority of the Trustees or by a the vote of a majority of the outstanding shares of the applicable fund.

The Proposed Agreements could be transferred to a successor of FIAM without resulting in a termination and without shareholder approval, as long as the transfer would not constitute an assignment under applicable securities laws and regulations. Each Proposed Agreement would be terminable on 60 days’ written notice by the applicable fund, FIAM or FMR H.K. and would terminate automatically in the event of its assignment.

Board Approval of Proposed Agreements between FIAM and FMR H.K. The factors the Board considered in approving the Proposed Agreements are discussed in Appendix K.

Conclusion. The Board of Trustees has concluded that the proposal will benefit each fund and its shareholders. The Trustees recommend voting FOR the proposal.

PROPOSAL 7

SUB-SUBADVISORY AGREEMENTS BETWEEN FIAM AND FMR JAPAN

Strategic Advisers® Core Fund, Strategic Advisers® Core Income Fund, Strategic Advisers® Emerging Markets Fund, Strategic Advisers® Fidelity® International Fund, Strategic Advisers® Growth Fund, Strategic Advisers® Income Opportunities Fund, Strategic Advisers® International Fund, Strategic Advisers® Short Duration Fund, Strategic Advisers® Small-Mid Cap Fund, and Strategic Advisers® Value Fund

The primary purpose of Proposal 7 is to facilitate approval by shareholders of sub-subadvisory agreements between FIAM and FMR Japan on behalf of each of the above-mentioned funds, which will provide Strategic Advisers with additional investment strategies for FMR Japan to provide investment management and/or advice to FIAM, if needed (the “Proposed Agreements”). The approval of the Proposed Agreements will not result in any changes to the portfolio management team at Strategic Advisers currently responsible for allocating assets of each fund among various sub-advisers and/or underlying mutual funds or each fund’s investment objective and principal investment strategies. If needed, FMR Japan would provide investment management and/or advice to FIAM in accordance with each fund’s investment objective, policies and limitations, as disclosed in each fund’s prospectus and SAI, subject to supervision of Strategic Advisers and oversight by the Trustees.

Activities and Management of FMR Japan

FMR Japan provides research and investment recommendations with respect to companies based outside of the United States for certain funds for which affiliates of Strategic Advisers act as investment adviser. FMR Japan is an affiliate of both FIAM and Strategic Advisers. Additional information regarding other registered investment companies for which FMR Japan serves as sub-adviser or sub-subadviser with similar investment objectives as the investment strategy FIAM could delegate to FMR Japan on behalf of the funds in Proposal 7 is included in Appendix J.

The Directors of FMR Japan are Timothy M. Cohen, Joseph DeSantis, Rieko Hirai, Kirk Roland Neureiter, William F. Shanley III, Judy Yelim Song, and Kan Man Wong. The principal executive officers of FMR Japan are Kirk Roland Neureiter, President; Koichi Iwabuchi, Compliance Officer; Kevin M. Meagher, Chief Compliance Officer; Christopher J. Rimmer, Treasurer; and Cynthia Lo Bessette, Chief Legal Officer. The principal business address of each of the Directors and officers is Kamiyacho Prime Place, 1-17, Toranomon-4-Chome, Minato-ku, Tokyo, Japan.

FMR LLC is the ultimate parent company of FMR Japan. Information regarding FMR LLC is contained under the section captioned “Activities and Management of Strategic Advisers.”

Material Terms of Proposed Agreements

The terms of the Proposed Agreements between FIAM and FMR Japan for each fund in Proposal 7 are identical to each other. The following summary of material terms of the Proposed Agreements between FIAM and FMR Japan is qualified in its entirety by reference to the form of the Proposed Agreements attached in Exhibit 5

Sub-Subadvisory Services. Pursuant to the Proposed Agreements between FIAM and FMR Japan, FIAM may request that FMR Japan provide non-discretionary investment advice to FIAM with respect to all or a portion of each fund’s assets allocated to FIAM. Such advice may include factual information, research reports and investment recommendations, as requested by FIAM. If requested by FIAM, FMR Japan may also provide discretionary investment management services with respect to all or a portion of the assets allocated to FIAM in accordance with the investment objective, policies and limitations stated in each fund’s Registration Statement.

Sub-Subadvisory Fees. Pursuant to the Proposed Agreements between FIAM and FMR Japan, FIAM, and not Strategic Advisers or the funds, would pay sub-subadvisory fees to FMR Japan.

Duration. If approved by shareholders, each Proposed Agreement would take effect on or about the first day following shareholder approval and would continue in force for a term of two years and from year to year thereafter, as long as its continuance was approved at least annually by (i) the vote, cast in person at a meeting called for the purpose, of a majority of the Independent Trustees and (ii) the vote of either a majority of the Trustees or by a the vote of a majority of the outstanding shares of the applicable fund.

The Proposed Agreements could be transferred to a successor of FIAM without resulting in a termination and without shareholder approval, as long as the transfer would not constitute an assignment under applicable securities laws and regulations. Each Proposed Agreement would be terminable on 60 days’ written notice by the applicable fund, FIAM or FMR Japan and would terminate automatically in the event of its assignment.

Board Approval of Proposed Agreements between FIAM and FMR Japan. The factors the Board considered in approving the Proposed Agreements are discussed in Appendix K.

Conclusion. The Board of Trustees has concluded that the proposal will benefit each fund and their shareholders. The Trustees recommend voting FOR the proposal.

The Board knows of no other business to be brought before the Meeting. However, if any other matters properly come before the Meeting, it is the intention that proxies that do not contain specific instructions to the contrary will be voted on such matters in accordance with the judgment of the persons therein designated.

ADVISORY BOARD MEMBERS AND OFFICERS OF THE TRUST

Howard E. Cox, Jr., Ralph F. Cox, and Christine Marcks are Members of the Advisory Board of Fidelity Rutland Square Trust II. The executive officers of the funds include: Elizabeth Paige Baumann, Craig S. Brown, John J. Burke III, Jonathan Davis, Laura M. Del Prato, James D. Gryglewicz, Colm A. Hogan, Christina H. Lee, Cynthia Lo Bessette, Chris Maher, Stacie M. Smith, Marc L. Spector, and Jim Wegmann. Additional information about Messrs. Howard E. Cox, Jr. and Ralph F. Cox and other executive officers of the funds can be found in the following table. Additional information regarding Ms. Marcks is included in Proposal 1.

The executive officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Correspondence intended for each Advisory Board Member and executive officer may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210. Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation*

Ralph F. Cox (1932)

Year of Election or Appointment: 2020

Member of the Advisory Board

Mr. Cox also serves as a Member of the Advisory Board of other funds. Mr. Cox is President of RABAR Enterprises (management consulting for the petroleum industry). Mr. Cox is a Director of Abraxas Petroleum (exploration and production, 1999-present). Mr. Cox is a member of the Advisory Boards of the Business and Engineering Schools of Texas A&M University and the Engineering School of University of Texas at Austin. Previously, Mr. Cox served as Trustee of other Strategic Advisers funds (2006-2020), a Trustee for the Fidelity Rutland Square Trust (2005-2010), and as an Advisory Director of CH2M Hill Companies (engineering, 1981-2011). Mr. Ralph F. Cox and Mr. Howard E. Cox, Jr. are not related

Howard E. Cox, Jr. (1944)

Year of Election or Appointment: 2009

Member of the Advisory Board

Mr. Cox also serves as a Member of the Advisory Board of other funds. Mr. Cox is a Partner of Greylock (venture capital, 1971-present) and a Director of Stryker Corporation (medical products and services, 1974-present). Previously, Mr. Cox served as an Advisory Board Member of Fidelity Rutland Square Trust (2006-2010). Mr. Cox also serves as a Member of the Secretary of Defense’s Business Board of Directors (2008-present), a Director of Business Executives for National Security (1997-present), a Director of the Brookings Institution (2010-present), a Director of the World Economic Forum’s Young Global Leaders Foundation (2009-present), and is a Member of the Harvard Medical School Board of Fellows (2002-present). Mr. Howard E. Cox, Jr. and Mr. Ralph F. Cox are not related.

Elizabeth Paige Baumann (1968)

Year of Election or Appointment: 2017

Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer (2012-present) and Senior Vice President (2014-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as AML Officer of certain funds (2017-2019), as AML Officer of the funds (2012-2016), and Vice President (2007-2014) and Deputy Anti-Money Laundering Officer (2007-2012) of FMR LLC.

Craig S. Brown (1977)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Brown also serves as Assistant Treasurer of other funds. Mr. Brown is an employee of Fidelity Investments (2013-present).

John J. Burke III (1964)

Year of Election or Appointment: 2018

Chief Financial Officer

Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).

Name, Year of Birth; Principal Occupation*

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Laura M. Del Prato (1964)

Year of Election or Appointment: 2018

Assistant Treasurer

Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato is an employee of Fidelity Investments (2017-present). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).

James D. Gryglewicz (1972)

Year of Election or Appointment: 2015

Chief Compliance Officer

Mr. Gryglewicz also serves as Chief Compliance Officer of other funds. Mr. Gryglewicz serves as Compliance Officer of Strategic Advisers LLC (investment adviser firm, 2015-present), Senior Vice President of Asset Management Compliance (2009-present), and is an employee of Fidelity Investments (2004-present). Previously, Mr. Gryglewicz served as Compliance Officer of Fidelity SelectCo, LLC (investment adviser firm, 2014-2019), and as Chief Compliance Officer of certain Fidelity® funds (2014-2018).

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Deputy Treasurer of certain Fidelity® funds (2016-2020) and Assistant Treasurer of certain Fidelity® funds (2016-2018).

Christina H. Lee (1975)

Year of Election or Appointment: 2020

Secretary and Chief Legal Officer

Ms. Lee also serves as Secretary and CLO of other funds. Ms. Lee serves as Vice President, Associate General Counsel (2014-present) and is an employee of Fidelity Investments (2007-present). Previously, Ms. Lee served as Assistant Secretary of certain Strategic Advisers funds (2018-2019).

Cynthia Lo Bessette (1969)

Year of Election or Appointment: 2020

Assistant Secretary

Ms. Lo Bessette also serves as an officer of other funds. Ms. Lo Bessette serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company LLC (investment adviser firm, 2019-present); and CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2019-present). She is a Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2019-present), and is an employee of Fidelity Investments. Previously, Ms. Lo Bessette served as CLO, Secretary, and Senior Vice President of FMR Co., Inc. (investment adviser firm, 2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2019). Prior to joining Fidelity Investments, Ms. Lo Bessette was Executive Vice President, General Counsel (2016-2019) and Senior Vice President, Deputy General Counsel (2015-2016) of OppenheimerFunds (investment management company) and Deputy Chief Legal Officer (2013-2015) of Jennison Associates LLC (investment adviser firm).

Chris Maher (1972)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Maher also serves as an officer of other funds. Mr. Maher serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Maher served as Assistant Treasurer of certain funds (2013-2020); Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Name, Year of Birth; Principal Occupation*

Stacie M. Smith (1974)

Year of Election or Appointment: 2020

President and Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2019) and Deputy Treasurer (2013-2016) of certain Fidelity® funds.

Marc L. Spector (1972)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche LLP (accounting firm, 2005-2013).

Jim Wegmann (1979)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Wegmann also serves as Assistant Treasurer of other funds. Mr. Wegmann is an employee of Fidelity Investments (2011-present).

*	Except as otherwise indicated, each individual has held the office shown or other offices in the same company for the last five years.

BOARD STRUCTURE AND OVERSIGHT FUNCTION AND

STANDING COMMITTEES OF THE TRUST’S CURRENT TRUSTEES

Correspondence intended for each Independent Trustee may be sent to the attention of the individual Trustee or to the Board of Trustees at Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for each Interested Trustee may be sent to the attention of the individual Trustee or to the Board of Trustees at Fidelity Investments, 245 Summer Street, Boston, Massachusetts, 02210. The current process for collecting and organizing shareholder communications requires that the Board of Trustees receive copies of all communications addressed to it. All communications addressed to the Board of Trustees or any individual Trustee are logged and sent to the Board or individual Trustee. The funds do not hold annual meetings and therefore do not have a policy with regard to Trustees’ attendance at such meetings. However, as a matter of practice, at least one Trustee attends special meetings of shareholders.

Robert A. Lawrence currently is an interested person of the trust and currently serves as an Interested Trustee and Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an Interested Trustee and Chairman has a personal and professional stake in the quality and continuity of services provided to the funds. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Mary C. Farrell serves as Lead Independent Trustee and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

The Board of Trustees has established two committees to supplement the work of the Board as a whole. The members of each committee are Independent Trustees. See Appendix D for the number of meetings each standing committee held during each fund’s last fiscal year end.

The Audit and Compliance Committee is composed of all of the Independent Trustees, with Ms. Steiger currently serving as Chair. All committee members must be able to read and understand fundamental financial statements, including a company’s balance sheet, income statement, and cash flow statement. The committee determines whether at least one member of the committee is an “audit committee financial expert” as defined in rules promulgated by the SEC under the Sarbanes-Oxley Act of 2002. The committee normally meets in conjunction with in person meetings of the Board of Trustees, or more frequently as called by the Chair or a majority of committee members. The committee meets separately periodically with the fund’s Treasurer, the fund’s Chief Financial Officer, the fund’s CCO, personnel responsible for the internal audit function of FMR LLC, and the fund’s outside auditors. The committee has direct responsibility for the appointment, compensation, and oversight of the work of the outside auditors employed by the fund for the purpose of preparing or issuing an audit report or related work. The committee assists the Trustees in overseeing and monitoring: (i) the systems of internal accounting and financial controls of the fund and the fund’s service providers, (ii) the financial reporting processes of the fund, (iii) the independence, objectivity and qualification of the auditors to the fund, (iv) the annual audits of the fund’s financial statements, and (v) the accounting policies and disclosures of the fund. The committee considers and acts upon (i) the provision by any outside auditor of any non-audit services for any fund, and (ii) the provision by any outside auditor of certain non-audit services to fund service providers and their affiliates to the extent that such approval (in the case of this clause (ii)) is required under applicable regulations (auditor independence regulations) of the SEC. It is responsible for approving all audit engagement fees and terms for the fund and for resolving disagreements between the fund and any outside auditor regarding any fund’s financial reporting, and has sole authority to hire and fire any auditor. Auditors of the fund report directly to the committee. The committee will obtain assurance of independence and objectivity from the outside auditors, including a formal written statement delineating all relationships between the auditor and the fund and any service providers consistent with Public Company Accounting Oversight Board (PCAOB) Ethics and Independence Rule 3526, Communication with Audit Committees Concerning Independence. The committee will discuss with the outside auditors any such disclosed relationships and their impact on the auditor’s independence and objectivity. The committee will receive reports of compliance with provisions of the auditor independence regulations relating to the hiring of employees or former employees of the outside auditors. It oversees and receives reports on the fund’s service providers’ internal controls and reviews with management, internal audit personnel of FMR LLC, and outside auditors the adequacy and effectiveness of the fund’s and service providers’ accounting and financial controls, including: (i) any significant deficiencies or material weaknesses in the design or operation of internal controls over financial reporting that are reasonably likely to adversely affect the fund’s ability to record, process, summarize, and report financial data; (ii) any change in the fund’s internal control over financial reporting that has materially affected, or is reasonably likely to materially affect, the fund’s internal control over financial reporting; and (iii) any fraud, whether material or not, that involves management or other employees who have a significant role in the fund’s or service provider’s internal controls over financial reporting. The committee will review with counsel any legal matters that may have a material impact on the fund’s financial statements and any material reports or inquiries received from regulators or governmental agencies. The committee reviews at least annually a report from the outside auditor describing (i) any material issues raised by the most recent internal quality control review, peer review, or PCAOB examination of the auditing firm and (ii) any material issues raised by any inquiry or investigation by governmental or professional authorities of the auditing firm since the most recent report and in each case any steps taken to deal with such issues. The committee will oversee and receive reports on the fund’s financial reporting process from the fund’s Treasurer and outside auditors and will receive reports from any outside auditor relating to (i) critical accounting policies and practices used by the fund, (ii) alternative accounting treatments that the auditor has discussed with Strategic Advisers, and (iii) other material written communications between the auditor and Strategic Advisers (as determined by the auditor). The committee will discuss with Strategic Advisers, the fund’s Treasurer, outside auditors and, if appropriate, internal audit personnel of FMR LLC, their qualitative judgments about the appropriateness and acceptability of accounting principles and financial disclosure practices used or proposed for adoption by the fund. The committee will review with Strategic Advisers, the fund’s Treasurer, outside auditors, and internal audit personnel of FMR LLC (to the extent relevant) the results of audits of the fund’s financial statements. The committee will discuss regularly and oversee the review of the fund’s major internal controls exposures, the steps that have been taken to monitor and control such exposures, and any risk management programs relating to the fund. The committee also oversees the administration and operation of the compliance policies and procedures of the fund and fund’s service providers as required by Rule 38a-1 of the 1940 Act. The committee is responsible for the review and approval of policies and procedures relating to (i) provisions of the Code of Ethics, (ii) anti-money laundering requirements, (iii) compliance with investment restrictions and limitations, (iv) privacy, (v) recordkeeping, and (vi) other compliance policies and procedures which are not otherwise delegated to another committee of the Board of Trustees or reserved to the Board itself. The committee has responsibility for recommending to the Board the designation of a CCO of the fund. The committee serves as the primary point of contact between the CCO and the Board, it oversees the annual performance review and compensation of the CCO and, if required, makes recommendations to the Board with respect to the removal of the appointed CCO. The committee receives reports on significant correspondence with regulators or governmental agencies, employee complaints or published reports which raise concerns regarding compliance matters, and copies of significant non-routine correspondence with the SEC. The committee receives reports from the CCO including the annual report concerning the fund’s compliance policies as required by Rule 38a-1 and quarterly reports in respect of any breaches of fiduciary duty or violations of federal securities laws.

The Governance and Nominating Committee is composed of all of the Independent Trustees, with Ms. Farrell currently serving as Chair. The committee meets as called by the Chair. With respect to fund governance and board administration matters, the committee periodically reviews procedures of the Board of Trustees and its committees (including committee charters) and periodically reviews compensation of Independent Trustees. The committee monitors corporate governance matters and makes recommendations to the Board of Trustees on the frequency and structure of the Board of Trustee meetings and on any other aspect of Board procedures. It reviews the performance of legal counsel employed by the funds and the Independent Trustees. On behalf of the Independent Trustees, the committee will make such findings and determinations as to the independence of counsel for the Independent Trustees as may be necessary or appropriate under applicable regulations or otherwise. The committee is also responsible for Board administrative matters applicable to Independent Trustees, such as expense reimbursement policies and compensation for attendance at meetings, conferences and other events. The committee monitors compliance with, acts as the administrator of, and makes determinations in respect of, the provisions of the code of ethics and any supplemental policies regarding personal securities transactions applicable to the Independent Trustees. The committee monitors the functioning of each Board committee and makes recommendations for any changes, including the creation or elimination of standing or ad hoc Board committees. The committee monitors regulatory and other developments to determine whether to recommend modifications to the committee’s responsibilities or other Trustee policies and procedures in light of rule changes, reports concerning “best practices” in corporate governance and other developments in mutual fund governance. The committee recommends that the Board establish such special or ad hoc Board committees as may be desirable or necessary from time to time in order to address ethical, legal, or other matters that may arise. The committee also oversees the annual self-evaluation of the Board of Trustees and establishes procedures to allow it to exercise this oversight function. In conducting this oversight, the committee shall address all matters that it considers relevant to the performance of the Board of Trustees and shall report the results of its evaluation to the Board of Trustees, including any recommended amendments to the principles of governance, and any recommended changes to the fund’s or the Board of Trustees’ policies, procedures, and structures. The committee reviews periodically the size and composition of the Board of Trustees as a whole and recommends, if necessary, measures to be taken so that the Board of Trustees reflects the appropriate balance of knowledge, experience, skills, expertise, and diversity required for the Board as a whole and contains at least the minimum number of Independent Trustees required by law. The committee makes nominations for the election or appointment of Independent Trustees and for membership on committees. The committee shall have authority to retain and terminate any third-party advisers, including authority to approve fees and other retention terms. Such advisers may include search firms to identify Independent Trustee candidates and board compensation consultants. The committee may conduct or authorize investigations into or studies of matters within the committee’s scope of responsibilities, and may retain, at the fund’s expense, such independent counsel or other advisers as it deems necessary. The committee will consider nominees to the Board of Trustees recommended by shareholders based upon the criteria applied to candidates presented to the committee by a search firm or other source. Recommendations, along with appropriate background material concerning the candidate that demonstrates his or her ability to serve as an Independent Trustee of the fund, should be submitted to the Chair of the committee at the address maintained for communications with Independent Trustees. If the committee retains a search firm, the Chair will generally forward all such submissions to the search firm for evaluation. A current copy of the Governance and Nominating Committee Charter is attached as Exhibit 6.

MANAGEMENT CONTRACTS WITH STRATEGIC ADVISERS

The disclosure and related appendices in this section are applicable to those funds included in any of Proposals 3-7.

Each fund has entered into a management contract with Strategic Advisers, pursuant to which Strategic Advisers furnishes investment advisory and other services.

Strategic Advisers, located at 245 Summer Street, Boston, Massachusetts 02210, is the funds’ investment adviser. Information regarding the date of each fund’s management contract with Strategic Advisers and the date of the last shareholder vote is provided in Appendix L. The management contract for each fund was last approved by Trustees at a meeting held on September 2, 2020.

Management and Sub-Advisory Services. Under the terms of its management contract with each fund, Strategic Advisers acts as investment adviser and, subject to the supervision of the Board of Trustees, directs the investments of each fund in accordance with its investment objective, policies and limitations. Strategic Advisers is authorized, in its discretion, to allocate each fund’s assets pursuant to its investment strategy. Strategic Advisers or its affiliates provide each fund with all necessary office facilities and personnel for servicing each fund’s investments, compensate all officers of each fund and all Trustees who are interested persons of the trust or of Strategic Advisers, and compensate all personnel of each fund or Strategic Advisers performing services relating to research, statistical and investment activities.

In addition, Strategic Advisers or its affiliates, subject to the supervision of the Board of Trustees, provide the management and administrative services necessary for the operation of each fund. These services include providing facilities for maintaining each fund’s organization; supervising relations with custodians, transfer and pricing agents, accountants, underwriters and other persons dealing with each fund; preparing all general shareholder communications and conducting shareholder relations; maintaining each fund’s records and the registration of each fund’s shares under federal securities laws and making necessary filings under state securities laws; developing management and shareholder services for each fund; and furnishing reports, evaluations and analyses on a variety of subjects to the Trustees.

Under its respective sub-advisory agreement, and subject to the supervision of the Board of Trustees, each sub-adviser directs the investment of its allocated portion of each fund’s assets in accordance with each fund’s investment objective, policies and limitations.

Management-Related Expenses (all funds except Strategic Advisers® Core Fund). In addition to the management fee payable to Strategic Advisers, each fund pays all of its expenses that are not assumed by Strategic Advisers or its affiliates. Each fund pays for the typesetting, printing, and mailing of its proxy materials to shareholders, legal expenses, and the fees of the custodian, auditor, and Independent Trustees. Each fund’s management contract further provides that each fund will pay for typesetting, printing, and mailing prospectuses, statements of additional information, notices, and reports to shareholders; however, under the terms of the fund’s transfer agent agreement, the transfer agent bears these costs. Strategic Advisers or an affiliate also is responsible for the payment of any fees associated with transfer agency services and pricing and bookkeeping services. Other expenses paid by each fund include interest, taxes, brokerage commissions, fees and expenses associated with the fund’s securities lending program, if applicable, each fund’s proportionate share of insurance premiums and Investment Company Institute dues, and the costs of registering shares under federal securities laws and making necessary filings under state securities laws. Each fund is also liable for such non-recurring expenses as may arise, including costs of any litigation to which each fund may be a party, and any obligation it may have to indemnify its officers and Trustees with respect to litigation.

Management-Related Expenses (Strategic Advisers® Core Fund). Under the terms of the fund’s management contract, Strategic Advisers, either itself or through an affiliate, is responsible for payment of all operating expenses of the fund with limited exceptions. Specific expenses payable by Strategic Advisers include expenses for typesetting, printing, and mailing proxy materials to shareholders, legal expenses, fees of the custodian, auditor, and interested Trustees, the fund’s proportionate share of insurance premiums and Investment Company Institute dues, and the costs of registering shares under federal securities laws and making necessary filings under state securities laws. The fund’s management contract further provides that Strategic Advisers will pay for typesetting, printing, and mailing prospectuses, statements of additional information, notices, and reports to shareholders; however, under the terms of the fund’s transfer agent agreement, the transfer agent bears these costs. Strategic Advisers also is responsible for the payment of any fees associated with transfer agency services and pricing and bookkeeping services and the costs associated with securities lending, as applicable.

Strategic Advisers pays all other expenses of the fund with the following exceptions: fees and expenses of the Independent Trustees, interest on borrowings, taxes, shareholder charges (if any) associated with investing in the underlying funds, prime brokerage fees and expenses, including margin interest and payments in lieu of dividends associated with short sale transactions, and such non-recurring expenses as may arise, including costs of any litigation to which the fund may be a party, and any obligation it may have to indemnify its officers and Trustees with respect to litigation. The fund shall pay its non-operating expenses, including brokerage commissions and fees and expenses associated with the fund’s securities lending program, if applicable.

Management Fees.

For the services of Strategic Advisers under each management contract, each fund pays Strategic Advisers a monthly management fee calculated by adding the annual rate of 0.25% of each fund’s average daily net assets throughout the month (Strategic Advisers’ portion of the management fees) plus the total fees payable monthly to each fund’s sub-advisers, if any, based upon each sub-adviser’s respective allocated portion of each fund’s assets; provided, however, that each fund’s contractual maximum aggregate annual management fee, as a percentage of their respective average daily net assets, will not exceed the rates outlined in the table in Appendix M. Each fund’s total management fee may be higher or lower in the future than the management fee reflected in each fund’s hypothetical expense example reflected in Appendix I based on factors such as the portion of fund assets managed by sub-advisers, the allocation of assets by Strategic Advisers between underlying funds and sub-advisers, and the sub-advisory fee rates of the sub-advisers that may manage a fund in the future. However, the management fee of a fund will not exceed the contractual maximum aggregate annual management fee disclosed in each fund’s prospectus (as reflected in Appendix M).

Strategic Advisers has contractually agreed to waive its portion of the management fee for each fund (0.25% of each fund’s average daily net assets) through September 30, 2023. Strategic Advisers may not discontinue or modify the management fee waiver prior to their expiration date without the approval of the Board of Trustees. The approval of the proposed sub-advisory agreements will not result in a change to the maximum aggregate annual management fee payable by shareholders (as indicated in Appendix M), the portion of the management fee retained by Strategic Advisers, if any, or the management fee waiver discussed above.

For purposes of Proposals 3-7, the following tables show the amount of management fees paid by each applicable fund to Strategic Advisers for the past fiscal year, the amount of waivers reducing management fees for each fund, and the amount of credits reducing management fees for Strategic Advisers® Core Fund only.

Fund	Fiscal Year Ended May 31	Amount of Waivers Reducing Management Fees	Amount of Credits Reducing Management Fees	Management Fees Paid to Investment Adviser	Management Fees Paid as a % of Average Net Assets of the Fund
Strategic Advisers® Core Fund	2020	$66,562,233	$63,343	$51,137,201	0.20%
Strategic Advisers® Fidelity® U.S. Total Stock Fund	2020	$69,399,387	–	$35,762,891	0.38%
Strategic Advisers® Growth Fund	2020	$23,511,421	–	$9,758,032	0.10%
Strategic Advisers® Short Duration Fund	2020	$18,611,091	–	$3,113,401	0.04%
Strategic Advisers® Value Fund	2020	$23,135,411	–	$17,667,778	0.19%

Fund	Fiscal Year Ended February 29	Amount of Waivers Reducing Management Fees	Management Fees Paid to Investment Adviser	Management Fees Paid as a % of Average Net Assets of the Fund
Strategic Advisers® Core Income Fund	2020	$105,124,976	$10,592,914	0.03%
Strategic Advisers® Emerging Markets Fund	2020	$12,326,402	$17,425,430	0.35%
Strategic Advisers® Fidelity® International Fund	2020	$19,818,100	$1,615,954	0.02%
Strategic Advisers® Income Opportunities Fund	2020	$5,717,643	$1,696,853	0.32%
Strategic Advisers® International Fund	2020	$40,275,872	$27,917,574	0.17%
Strategic Advisers® Small-Mid Cap Fund	2020	$19,839,523	$31,122,761	0.39%

Strategic Advisers may, from time to time, voluntarily reimburse all or a portion of each fund’s operating expenses. Strategic Advisers retains the ability to be repaid for these expense reimbursements in the amount that expenses fall below the limit prior to the end of the fiscal year.

Expense reimbursements will increase returns, and repayment of the reimbursement will decrease returns.

ACTIVITIES AND MANAGEMENT OF STRATEGIC ADVISERS

The disclosure in this section is applicable to those funds included in any of Proposals 3-7.

Strategic Advisers, an indirect wholly owned subsidiary of FMR LLC formed in 1988, serves as investment adviser to a number of investment companies.

Strategic Advisers, its officers and directors, its affiliated companies, and the Trustees, may from time to time have transactions with various banks, including the custodian banks for certain of the funds advised by Strategic Advisers. Those transactions that have occurred to date have included mortgages and personal and general business loans. In the judgment of Strategic Advisers, the terms and conditions of those transactions were not influenced by existing or potential custodial or other fund relationships.

The Directors of Strategic Advisers are David Coyne, Brian B. Hogan, and Sriram Subramaniam. The principal executive officers of Strategic Advisers are Brian Enyeart, President; Scott Kirwin, Chief Legal Officer; Kevin M. Meagher, Chief Compliance Officer; James D. Gryglewicz, Compliance Officer; Christopher J. Rimmer, Treasurer; Stephanie A. Caron, Chief Operating Officer; and Paul Quistberg, Chief Investment Officer. The following people are currently officers of the trust and officers or employees of FMR or FMR LLC: Stacie M. Smith, President and Treasurer of the trust; Elizabeth Paige Baumann, Anti-Money Laundering (AML) Officer of the trust; John J. Burke III, Chief Financial Officer of the trust; James D. Gryglewicz, Chief Compliance Officer of the trust; Christina H. Lee, Secretary and Chief Legal Officer of the trust; Craig S. Brown, Assistant Treasurer of the trust; Jonathan Davis, Assistant Treasurer of the trust; Laura M. Del Prato, Assistant Treasurer of the trust; Colm A. Hogan, Assistant Treasurer of the trust; Chris Maher, Assistant Treasurer of the trust; Marc L, Spector, Assistant Treasurer of the trust; Jim Wegmann, Assistant Treasurer of the trust; and Cynthia Lo Bessette, Assistant Secretary of the trust. All of these persons hold or have options to acquire stock or other securities of FMR LLC. The principal business address of each of the Directors of Strategic Advisers is 245 Summer Street, Boston, Massachusetts 02210.

Strategic Advisers is a wholly owned subsidiary of Fidelity Advisory Holdings LLC, which in turn is wholly owned by FMR LLC, 245 Summer Street, Boston, Massachusetts 02210, which was organized on October 31, 1972. The voting common shares of FMR LLC are divided into two series. Series B is held predominantly by members of the Johnson family, including Abigail P. Johnson, directly or through trusts, and is entitled to 49% of the vote on any matter acted upon by the voting common shares. Series A is held predominantly by non-Johnson family member employees of FMR LLC and its affiliates and is entitled to 51% of the vote on any such matter. The Johnson family group and all other Series B shareholders have entered into a shareholders’ voting agreement under which all Series B shares will be voted in accordance with the majority vote of Series B shares. Under the 1940 Act, control of a company is presumed where one individual or group of individuals owns more than 25% of the voting securities of that company. Therefore, through their ownership of voting common shares and the execution of the shareholders’ voting agreement, members of the Johnson family may be deemed, under the 1940 Act, to form a controlling group with respect to FMR LLC.

SUB-ADVISORY AGREEMENTS

The disclosure and related appendices in this section are applicable to those funds included in any of Proposals 3-7.

Strategic Advisers has retained the entities outlined in Appendix H to serve as sub-advisers for each fund subject to Proposals 3-7. Each fund and Strategic Advisers have entered into a sub-advisory agreement with each respective sub-adviser, as applicable, pursuant to which each sub-adviser may provide investment advisory services for each respective fund, as applicable. Under the terms of each sub-advisory agreement, for providing investment management services to the applicable fund, Strategic Advisers pays the sub-adviser fees based on the average net assets of the portion of the fund managed by that sub-adviser pursuant to an approved strategy. The fees are calculated using the effective rate applicable to Aggregated Assets managed by the sub-adviser under the applicable strategy. “Aggregated Assets” for a particular strategy generally means the assets of all registered investment companies managed by Strategic Advisers that are managed by the sub-adviser pursuant to that strategy.

The following tables show the aggregate amount of sub-advisory fees (if any) paid by Strategic Advisers, on behalf of each fund, to sub-adviser(s) other than FIAM, FIA and Geode under existing sub-advisory agreements for each fund’s most recently completed fiscal year.

Funds	Fiscal Year Ended May 31	Aggregate Sub-Advisory Fees Paid to Unaffiliated Sub-Adviser(s)[1]	Aggregate Sub-Advisory Fees Paid to Unaffiliated Sub-Adviser(s) as a % of Average Net Assets of the Fund
Strategic Advisers® Core Fund	2020	$41,113,502	0.1574%
Strategic Advisers® Fidelity® U.S. Total Stock Fund	2020	–	–
Strategic Advisers® Growth Fund	2020	$9,811,499	0.1100%
Strategic Advisers® Short Duration Fund	2020	$806,771	0.0100%
Strategic Advisers® Value Fund	2020	$17,672,285	0.1909%

[1]	Excludes sub-advisory fees paid to FIA and Geode

Funds	Fiscal Year Ended February 29	Aggregate Sub-Advisory Fees Paid to Unaffiliated Sub-Adviser(s)[1]	Aggregate Sub-Advisory Fees Paid to Unaffiliated Sub-Adviser(s) as a % of Average Net Assets of the Fund
Strategic Advisers® Core Income Fund	2020	$1,076,598	0.00%
Strategic Advisers® Emerging Markets Fund	2020	$13,404,860	0.27%
Strategic Advisers® Fidelity® International Fund	2020	–	–
Strategic Advisers® Income Opportunities Fund	2020	$86,776	0.00%
Strategic Advisers® International Fund	2020	$27,908,165	0.17%
Strategic Advisers® Small-Mid Cap Fund	2020	$30,603,368	0.39%

[1]	Excludes sub-advisory fees paid to FIA and Geode

The following tables show the aggregate amount of sub-advisory fees (if any) paid by Strategic Advisers, on behalf of each fund, to FIAM for each fund’s most recently completed fiscal year. Appendix N shows the rate of compensation paid to FIAM under each existing agreement.

Funds	Fiscal Year Ended May 31	Sub-Advisory Fees Paid by Strategic Advisers to FIAM	Sub-Advisory Fees Paid by Strategic Advisers to FIAM as a % of Average Net Assets of the Fund
Strategic Advisers® Core Fund	2020	$10,459,297	0.04%
Strategic Advisers® Fidelity® U.S. Total Stock Fund	2020	$35,775,230	0.13%
Strategic Advisers® Growth Fund	2020	$0	0.00%
Strategic Advisers® Short Duration Fund	2020	$2,306,235	0.03%
Strategic Advisers® Value Fund	2020	–	–

Funds	Fiscal Year Ended February 29		Sub-Advisory Fees Paid by Strategic Advisers to FIAM	Sub-Advisory Fees Paid by Strategic Advisers to FIAM as a % of Average Net Assets of the Fund
Strategic Advisers® Core Income Fund	2020		$9,617,139	0.02%
Strategic Advisers® Emerging Markets Fund	2020		$3,408,390	0.07%
Strategic Advisers® Fidelity® International Fund	2020		$1,649,174	0.02%
Strategic Advisers® Income Opportunities Fund	2020		$1,609,953	0.07%
Strategic Advisers® International Fund	2020		–	–
Strategic Advisers® Small-Mid Cap Fund	2020	[1]	$394,902	0.00	[2]%

[1]	FIAM began managing a portion of Strategic Advisers® Small-Mid Cap Fund’s assets on October 23, 2019.

[2]	Annualized

The following tables show the aggregate amount of sub-advisory fees (if any) paid by Strategic Advisers, on behalf of each fund, to FIA for each fund’s most recently completed fiscal year. Appendix N shows the rate of compensation paid to FIA under each existing agreement.

Funds	Fiscal Year Ended May 31	Sub-Advisory Fees Paid by Strategic Advisers to FIA	Sub-Advisory Fees Paid by Strategic Advisers to FIA as a % of Average Net Assets of the Fund
Strategic Advisers® Core Fund	2020	–	–
Strategic Advisers® Fidelity® U.S. Total Stock Fund	2020	–	–
Strategic Advisers® Growth Fund	2020	–	–
Strategic Advisers® Short Duration Fund	2020	–	–
Strategic Advisers® Value Fund	2020	–	–

Funds	Fiscal Year Ended February 29	Sub-Advisory Fees Paid by Strategic Advisers to FIA	Sub-Advisory Fees Paid by Strategic Advisers to FIA as a % of Average Net Assets of the Fund
Strategic Advisers® Core Income Fund	2020	–	–
Strategic Advisers® Emerging Markets Fund	2020	$597,009	0.01%
Strategic Advisers® Fidelity® International Fund	2020	–	–
Strategic Advisers® Income Opportunities Fund	2020	–	–
Strategic Advisers® International Fund	2020	–	–
Strategic Advisers® Small-Mid Cap Fund	2020	–	–

The following tables show the aggregate amount of sub-advisory fees (if any) paid by Strategic Advisers, on behalf of each fund, to Geode for each fund’s most recently completed fiscal year. Appendix N shows the rate of compensation paid to Geode under each existing agreement.

Funds	Fiscal Year Ended May 31	Sub-Advisory Fees Paid by Strategic Advisers to Geode	Sub-Advisory Fees Paid by Strategic Advisers to Geode as a % of Average Net Assets of the Fund
Strategic Advisers® Core Fund	2020	–	–
Strategic Advisers® Fidelity® U.S. Total Stock Fund	2020	–	–
Strategic Advisers® Growth Fund	2020	–	–
Strategic Advisers® Short Duration Fund	2020	–	–
Strategic Advisers® Value Fund	2020	–	–

Funds	Fiscal Year Ended February 29	Sub-Advisory Fees Paid by Strategic Advisers to Geode	Sub-Advisory Fees Paid by Strategic Advisers to Geode as a % of Average Net Assets of the Fund
Strategic Advisers® Core Income Fund	2020	–	–
Strategic Advisers® Emerging Markets Fund	2020	–	–
Strategic Advisers® Fidelity® International Fund	2020	–	–
Strategic Advisers® Income Opportunities Fund	2020	–	–
Strategic Advisers® International Fund	2020	–	–
Strategic Advisers® Small-Mid Cap Fund	2020	$121,326	0.00%

As Strategic Advisers has agreed to waive its portion of the management fee for each fund, differences between the amount of the management fees paid by each fund, as outlined in the “Management Contracts with Strategic Advisers” section, and the aggregate amount of the sub-advisory fees paid by Strategic Advisers on behalf of the applicable fund to the sub-advisers, may be due to expense estimates, which are accrued in the period to which they relate and adjusted when actual amounts are known.

PORTFOLIO TRANSACTIONS

The disclosure and related appendices in this section are applicable to those funds included in any of Proposals 3-7.

To the extent that Strategic Advisers grants investment management authority over an allocated portion of a fund’s assets to a sub-adviser and, if applicable, the sub-adviser in turn delegates investment management authority to a sub-subadviser (see the section entitled “Management Contracts with Strategic Advisers”), that sub-adviser and/or sub-subadviser, as applicable, is authorized to provide the services described in the respective sub-advisory and/or sub-subadvisory agreement, and in accordance with the policies described in this section.

Orders for the purchase or sale of portfolio securities are placed on behalf of each fund by Strategic Advisers, a sub-adviser or a sub-subadviser, (either itself or through its affiliates), pursuant to authority contained in each management contract and the respective sub-advisory or sub-subadvisory agreement.

Strategic Advisers, a sub-adviser or a sub-subadviser may be responsible for the placement of portfolio securities transactions for other investment companies and investment accounts for which it has or its affiliates have investment discretion.

Each fund will not incur any commissions or sales charges when it invests in affiliated mutual funds, but it may incur such costs when it invests in non-affiliated funds and if it invests directly in other types of securities (including exchanged traded funds (ETFs)).

Strategic Advisers or its affiliates may place trades with certain brokers, including National Financial Services LLC (NFS) and Luminex Trading & Analytics LLC (Luminex), with whom they are under common control or affiliated, provided Strategic Advisers or its affiliates determine that these affiliates’ trade-execution abilities and costs are comparable to those of non-affiliated, qualified brokerage firms. In addition, Strategic Advisers or its affiliates may place trades with brokers that use NFS or Fidelity Clearing Canada ULC (FCC) as a clearing agent. An unaffiliated sub-adviser may also place trades with certain brokers with whom Strategic Advisers or the sub-adviser is affiliated, provided the sub-adviser determines that the affiliates’ trade execution abilities and costs are comparable to those of non-affiliated qualified brokerage firms.

Appendix O provides information regarding brokerage commissions paid by each fund to affiliated broker-dealers of Strategic Advisers and each sub-adviser, if any.

DISTRIBUTION AGREEMENT

The disclosure and related appendices in this section are applicable to those funds included in any of Proposals 3-7.

Each fund has entered into a distribution agreement with FDC, an affiliate of Strategic Advisers. The principal business address of FDC is 900 Salem Street, Smithfield, Rhode Island 02917. FDC is a broker-dealer registered under the Securities Exchange Act of 1934 and is a member of the Financial Industry Regulatory Authority, Inc. The distribution agreement calls for FDC to use all reasonable efforts, consistent with its other business, to secure purchasers for shares of each fund, which are continuously offered at net asset value. Promotional and administrative expenses in connection with the offer and sale of shares are paid by Strategic Advisers.

If the Proposed Agreements in Proposals 3-7 are approved, FDC will continue to provide distribution services to the funds.

TRANSFER AND SERVICE AGENT AGREEMENTS

The disclosure and related appendices in this section are applicable to those funds included in any of Proposals 3-7.

Each fund has entered into a transfer agent agreement with Fidelity Investments Institutional Operations Company LLC (FIIOC), an affiliate of Strategic Advisers, which is located at 245 Summer Street, Boston, Massachusetts 02210. Under the terms of each agreement, FIIOC (or an agent, including an affiliate) performs transfer agency services.

Each fund has also entered into a service agent agreement with Fidelity Service Company, Inc. (FSC), an affiliate of Strategic Advisers (or an agent, including an affiliate). Under the terms of each agreement, FSC calculates the net asset value and dividends for shares and maintains each fund’s portfolio and general accounting records and administers each fund’s securities lending program.

Appendix P provides information about transfer agent fees and pricing and bookkeeping fees paid by each fund to FIIOC and FSC, respectively, for each fund’s most recent fiscal year end.

If the Proposed Agreements in Proposals 3-7 are approved, FIIOC and FSC will continue to provide transfer agency services and pricing and bookkeeping services, including securities lending administration, respectively, to the funds.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The firm of PricewaterhouseCoopers LLP (PwC) has been selected as the independent registered public accounting firm for each fund. PwC, in accordance with Public Company Accounting Oversight Board rules, has confirmed to the trust’s Audit and Compliance Committee that it is the independent registered public accounting firm with respect to the funds.

The independent registered public accounting firm examines annual financial statements for the funds and provides other audit-related, non-audit, and tax-related services to the funds. Representatives of PwC are not expected to be present at the Meeting, but have been given the opportunity to make a statement if they so desire and will be available should any matter arise requiring their presence.

The trust’s Audit and Compliance Committee must pre-approve all audit and non-audit services provided by a funds’ independent registered public accounting firm relating to the operations or financial reporting of the fund. Prior to the commencement of any audit or non-audit services to a fund, the Audit and Compliance Committee reviews the services to determine whether they are appropriate and permissible under applicable law.

The trust’s Audit and Compliance Committee has adopted policies and procedures to, among other purposes, provide a framework for the Committee’s consideration of non-audit services by the audit firms that audit the Fidelity® funds. The policies and procedures require that any non-audit service provided by a fund audit firm to the trust and any non-audit service provided by a fund auditor to Strategic Advisers and entities controlling, controlled by, or under common control with Strategic Advisers that provide ongoing services to the funds (Fund Service Providers) that relates directly to the operations and financial reporting of the trust (Covered Service) are subject to approval by the Audit and Compliance Committee before such service is provided. All Covered Services must be approved in advance of provision of the service either: (i) by formal resolution of the Audit and Compliance Committee, or (ii) by oral or written approval of the service by the Chair of the Audit and Compliance Committee (or if the Chair is unavailable, such other member of the Audit and Compliance Committee as may be designated by the Chair to act in the Chair’s absence). The approval contemplated by (ii) above is permitted where the Treasurer determines that action on such an engagement is necessary before the next meeting of the Audit and Compliance Committee.

Non-audit services provided by a fund audit firm to a fund service provider that do not relate directly to the operations and financial reporting of the trust (Non-Covered Service) are reported to the Audit and Compliance Committee on a periodic basis.

The trust’s Audit and Compliance Committee has considered non-audit services that were not pre-approved that were provided by PwC to fund service providers to be compatible with maintaining the independence of PwC in its audit of the funds, taking into account representations from PwC, in accordance with Public Company Accounting Oversight Board rules, regarding its independence from the funds and their related entities and Strategic Advisers’ review of the appropriateness and permissibility under applicable law of such non-audit services prior to their provision to the fund service providers.

Fees and Services

Appendix Q presents fees billed by PwC in each of the last two fiscal years for services rendered to the funds.

Appendix R presents fees billed by PwC that were required to be approved by the trust’s Audit and Compliance Committee for services that relate directly to the operations and financial reporting of the funds that are rendered on behalf of Fund Service providers.

Appendix S presents the aggregate non-audit fees billed by PwC for services rendered to the funds and any Fund Service Provider for each of the last two fiscal years of the funds.

There were no non-audit services approved or required to be approved by the trust’s Audit and Compliance Committee pursuant to the de minimis exception during the funds’ last two fiscal years relating to services provided to (i) the funds or (ii) any Fund Service Provider that relate directly to the operations and financial reporting of the funds.

SUBMISSION OF CERTAIN SHAREHOLDER PROPOSALS

The trust does not hold annual shareholder meetings. Shareholders wishing to submit proposals for inclusion in a proxy statement for a subsequent shareholder meeting should send their written proposals to the Secretary of the trust, attention “Fund Shareholder Meetings,” 245 Summer Street, Mailzone V10A, Boston, Massachusetts 02210. Proposals should identify the fund or funds implicated and must be received a reasonable time before a fund begins to print and send its proxy materials to be considered for inclusion in the proxy materials for the meeting. Timely submission of a proposal does not, however, necessarily mean the proposal will be included. With respect to proposals submitted on an untimely basis and presented at a shareholder meeting, persons named as proxy agents will vote in their discretion.

NOTICE TO BANKS, BROKER-DEALERS AND

VOTING TRUSTEES AND THEIR NOMINEES

Please advise the trust, in care of Fidelity Investments Institutional Operations Company LLC., 245 Summer Street, Boston, Massachusetts 02210, whether other persons are beneficial owners of shares for which proxies are being solicited and, if so, the number of copies of the Proxy Statement and Annual Reports, if available, you wish to receive in order to supply copies to the beneficial owners of the respective shares.

EXHIBIT 1

FORM OF

INVESTMENT SUB-ADVISORY AGREEMENT

AMONG

STRATEGIC ADVISERS LLC,

FIL INVESTMENT ADVISORS

AND

FIDELITY RUTLAND SQUARE TRUST II

THIS AGREEMENT, made as of the [    ] day of [month], [year] by and among Fidelity Rutland Square Trust II (“Trust”), a Delaware statutory trust, on behalf of [Strategic Advisers Fidelity U.S. Total Stock Fund] [Strategic Advisers Small Mid-Cap Fund] (the “Fund”), Strategic Advisers LLC (“Adviser”), a Delaware limited liability company, and FIL Investment Advisors (“Sub-Adviser”), a Bermuda company.

WHEREAS, the Trust is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (“1940 Act”);

WHEREAS, the Adviser and the Sub-Adviser are each registered as an investment adviser under the Investment Advisers Act of 1940, as amended (“Advisers Act”);

WHEREAS, the Trust has retained the Adviser to render investment advisory services to the Trust, on behalf of the Fund, pursuant to a Management Contract amended and restated as of October 1, 2018, as may be further amended from time to time (“Advisory Agreement”);

WHEREAS, the Advisory Agreement authorizes the Adviser to delegate to one or more other investment advisers any or all of the Adviser’s duties and obligations under the Advisory Agreement; and

WHEREAS, the Trust and the Adviser wish to retain the Sub-Adviser to render certain investment advisory services to the Fund with respect to the portion of the Fund’s assets allocated to the Sub-Adviser, as determined from time to time by the Adviser, and the Sub-Adviser is willing to render such services.

NOW, THEREFORE, in consideration of the promises and mutual covenants herein contained, it is agreed among the Adviser, the Sub-Adviser and the Trust as follows:

1.	Appointment

The Trust and the Adviser hereby appoint the Sub-Adviser to act as investment sub-adviser to the Fund with respect to the portion of the Fund’s assets allocated, from time to time, by the Adviser to the Sub-Adviser (the “Portfolio”), for the periods and on the terms set forth herein. The Sub-Adviser accepts the appointment and agrees to furnish the services set forth herein for the compensation provided in Section 7 of this Agreement.

2.	Services and Duties of Investment Sub-Adviser

Subject to the general supervision and oversight of the Adviser and the Board of Trustees of the Trust (the “Board”), the Sub-Adviser will:

(a) provide a program of continuous investment management for the Portfolio in accordance with the Fund’s investment objective and policies as stated in the Fund’s prospectus and statement of additional information filed with the Securities and Exchange Commission (“SEC”) on Form N-1A, as amended and supplemented from time to time (the “Registration Statement”), and such other limitations as the Trust, the Fund, the Board or the Adviser may impose with respect to the Portfolio by notice to the Sub-Adviser;

(b) invest and reinvest the assets of the Portfolio by selecting the securities, instruments, repurchase agreements, financial futures contracts, options and other investments and techniques that the Fund may purchase, sell, enter into or use in respect of the Portfolio;

(c) oversee the placement of purchase and sale orders on behalf of the Fund in respect of the Portfolio;

(d) employ portfolio managers to make investment decisions and securities analysts to provide research services to the Fund in respect of the Portfolio;

(e) subject to the understanding set forth in Section 10(a)(1) of this Agreement, vote all proxies solicited by or with respect to the issuers of securities in which the assets of the Portfolio may be invested in accordance with the Sub-Adviser’s proxy voting policies and procedures and in a manner that complies with applicable law; maintain records of all proxies voted on behalf of the Fund in respect of the Portfolio; and provide information to the Trust, the Adviser or their designated agent in a manner that is sufficiently complete and timely to ensure the Trust’s compliance with its filing obligations under Rule 30b1-4 of the 1940 Act;

(f) maintain books and records with respect to the Fund’s securities transactions in respect of the Portfolio, in accordance with applicable laws, rules and regulations; and

(g) to the extent reasonably requested by the Adviser or officers of the Fund, cooperate with and provide reasonable assistance to the Adviser and the Trust’s other service providers by (1) keeping them fully informed as to such matters that they may reasonably deem necessary with respect to the performance of their obligations to the Fund, (2) providing prompt responses to reasonable requests for information or assistance, and (3) establishing appropriate processes to promote the efficient exchange of information.

In providing those services, the Sub-Adviser will provide the Adviser and the Fund with an ongoing and continuous investment program in respect of the Portfolio. In addition, the Sub-Adviser will furnish the Adviser and/or the Fund with statistical information as the Adviser and/or the Fund may reasonably request with respect to the securities or other investments in which the assets of the Portfolio may be invested.

The Sub-Adviser further agrees that, in performing its duties hereunder, it will:

(h) The Sub-Adviser further agrees that, in performing its duties hereunder, it will comply in all material respects with the applicable sections of (1) the 1940 Act and the Advisers Act and all rules and regulations thereunder, (2) any other applicable laws and regulations, including but not limited to applicable securities and anti-corruption laws and regulations, (3) the Sub-Adviser’s compliance policies and procedures, (4) the rules and regulations of the Commodities Futures Trading Commission, (5) the Internal Revenue Code of 1986, as amended (“Code”), (6) the investment objectives, strategies, policies, limitations and restrictions of the Fund as described in the Registration Statement, (7) the Trust’s Trust Instrument and By-Laws and (8) any written instructions of the Adviser or the Board;

(i) manage the assets of the Portfolio to comply with the following requirements of the Code and regulations issued thereunder: section 851(b)(2) and section 851(b)(3) (and, if applicable, section 817(h)); provided, however, that with respect to the 10% voting securities test contained in section 851(b)(3)(A)(ii), the Sub-Adviser will comply with such requirements as the Trust, the Fund or its Adviser shall furnish to the Sub-Adviser from time to time;

(j) keep the Adviser and/or the Board informed of developments materially affecting the Fund’s portfolio;

(k) make available to the Board, the Adviser, the Fund’s Chief Compliance Officer (“CCO”) and the Trust’s administrator, promptly upon their request, such copies of its records with respect to the Fund as may be required to assist in their compliance with applicable laws and regulations. As reasonably requested by the Board or the Adviser, the Sub-Adviser will complete periodic or special questionnaires and furnish to the Board and/or the Adviser such periodic and special reports regarding the Fund and the Sub-Adviser including, but not limited to, reports concerning transactions and performance of the Portfolio, quarterly and annual compliance reports and certifications, reports regarding compliance with the Trust’s procedures pursuant to Rules 17e-1, 17a-7, 10f-3 and 12d3-1 under the 1940 Act (as applicable), quarterly reports identifying material compliance matters and any material changes to the Sub-Adviser’s compliance program (including revisions to compliance policies and procedures), fundamental investment restrictions, procedures for opening brokerage accounts and commodity trading accounts, liquidity determinations for securities or other instruments held by the Portfolio such as, among others, securities purchased pursuant to Rule 144A and 4(2) commercial paper, compliance with the Sub-Adviser’s Code of Ethics, and such other procedures or requirements that the Adviser may reasonably request from time to time;

(l) make available to the Board and the Adviser at reasonable times its portfolio managers and other appropriate personnel as mutually agreed by the Adviser and Sub-Adviser, either in person or, at the mutual convenience of the Board, the Adviser and the Sub-Adviser, by telephone or other electronic media, in order to review the investment policies, performance and other matters relating to the management of the Fund;

(m) review draft reports to shareholders, registration statements or portions thereof that relate to the Portfolio or the Sub-Adviser and other documents provided to the Sub-Adviser, provide comments on such drafts on a timely basis, and provide certifications or sub-certifications on a timely basis as to the accuracy of the information contained in such reports or other documents;

(n) use no material, non-public information concerning portfolio companies that may be in its possession or the possession of any of its affiliates, nor will the Sub-Adviser seek to obtain any such information, in providing investment advice or investment management services to the Fund;

(o) promptly notify the Trust, the Adviser and the Board in the event that the Sub-Adviser or any of its affiliates becomes aware that the Sub-Adviser: (i) is subject to a statutory disqualification that prevents the Sub-Adviser from serving as investment adviser pursuant to this Agreement; (ii) fails to be registered as an investment adviser under the Advisers Act or under the laws of any jurisdiction in which the Sub-Adviser is required to be registered as an investment adviser in order to perform its obligations under this Agreement; (iii) is the subject of an administrative proceeding or enforcement action by the SEC or other regulatory authority; or (iv) is served or otherwise receives notice of any action, suit, proceeding, inquiry or investigation, at law or in equity, before or by any court, public board or body, or governmental authority, involving the affairs of the Trust or the Adviser or their affiliates; or is involved in any pending litigation or administrative proceeding brought against the Sub-Adviser or any of its management persons. The Sub-Adviser further agrees to notify the Trust and the Adviser promptly of any material fact known to the Sub-Adviser respecting or relating to the Sub-Adviser that is not contained in the Trust’s Registration Statement, as amended and supplemented from time to time, regarding the Fund, or any amendment or supplement thereto, but that is required to be disclosed therein, and of any statement contained therein that becomes untrue in any material respect. The Sub-Adviser will promptly notify the Trust, the Adviser and the Board if its chief executive officer or any member of the portfolio management team named in the Registration Statement for the Fund changes, or if there is an actual change in control or management of the Sub-Adviser within the meaning of Rules 2a-6 and 202(a)(1)-1 under the 1940 Act and Advisers Act, respectively;

(p) not disclose information regarding Portfolio or Fund characteristics, trading history, portfolio holdings, performance information or any other related information to any third-party, except in compliance with the Trust’s policies on disclosure of portfolio holdings;

(q) provide the Adviser, the Trust or the Board with such information and assurances (including certifications and sub-certifications) as the Adviser, the Trust or the Board may reasonably request from time to time in order to assist the Adviser, the Trust or the Board in complying with applicable laws, rules and regulations, including requirements in connection with the preparation and/or filing of the Fund’s Form N-CSRs and Form N-PORTs;

(r) provide assistance to the Adviser, custodian or recordkeeping agent for the Trust in determining or confirming, consistent with the procedures and policies stated in the Registration Statement, the value of any portfolio securities or other assets of the Fund for which the Adviser, custodian or recordkeeping agent seeks assistance from the Sub-Adviser or identifies for review by the Sub-Adviser. This assistance includes (but is not limited to): (i) designating and providing access to one or more employees of the Sub-Adviser who are knowledgeable about the security/issuer, its financial condition, trading and/or other relevant factors for valuation, which employees shall be available for consultation when the Board’s Valuation Committee convenes; (ii) assisting the Adviser or the custodian in obtaining bids and offers or quotes from broker/dealers or market-makers with respect to securities held by the Fund, upon the reasonable request of the Adviser or custodian; (iii) upon the request of the Adviser or the custodian, confirming pricing and providing recommendations for fair valuations; and (iv) maintaining adequate records and written backup information with respect to the securities valuation assistance provided hereunder, and providing such information to the Adviser or the Trust upon request, with such records being deemed Fund records;

(s) not consult with any other investment sub-adviser of the Trust (if any), or with the sub-adviser to any other investment company (or separate series thereof) managed by the Adviser concerning the Fund’s transactions in securities or other assets, except for purposes of complying with the conditions of Rule 12d3-1(a) and (b) under the 1940 Act, and, to the extent that multiple sub-advisers may be engaged to provide services to the Fund, the Sub-Adviser shall be responsible for providing investment advisory services only with respect to the Portfolio allocated to the Sub-Adviser by the Adviser; and

(t) provide the Trust and the Adviser with a copy of its Form ADV as most recently filed with the SEC, notify the Adviser on a quarterly basis of any amendments to the Sub-Adviser’s Form ADV and furnish a copy of such amendments to the Trust and the Adviser; and provide the Trust and the Adviser with a copy of its Form ADV Part 2A as updated from time to time.

The Sub-Adviser further agrees that it may perform any or all the services contemplated by this Agreement directly or through such of its subsidiaries or other affiliated persons as it believes reasonably necessary to assist it in carrying out its obligations under this Agreement. However, the Sub-Adviser may not retain the services of any entity that would be an “investment adviser”, as that term is defined in the 1940 Act, to the Fund unless any agreement with such entity has been approved by (i) a majority of the Trust’s Board of Trustees, including a majority of the Independent Trustees, and (ii) to the extent necessary, the vote of a majority of the outstanding voting securities of the Fund.

The parties acknowledge and agree that the Sub-Adviser may, at its expense and in its discretion, utilize personnel employed by affiliates of the Sub-Adviser to perform services pursuant to this Agreement by way of a “participating affiliate” agreement in accordance with, and to the extent permitted by, the 1940 Act and the Advisers Act, including the published interpretations thereof by the SEC or its staff. Such participating affiliate agreement shall subject the personnel providing such services to the Sub-Adviser’s compliance and other programs with respect to their activities on behalf of the Fund or Portfolio. For the avoidance of doubt, it is acknowledged and agreed that the Sub-Adviser assumes full responsibility for all actions, and any failure to act, by each person utilized by the Sub-Adviser to perform services under this Agreement. All fees and/or other compensation payable to a participating affiliate shall be the sole responsibility of the Sub-Adviser and neither the Fund nor the Adviser shall have any obligation to pay any fee or compensation to such participating affiliate.

3.	Brokerage

The Sub-Adviser may place orders pursuant to its investment determinations for the Fund directly with the issuers of the securities, or with brokers or dealers selected by the Sub-Adviser. The Sub-Adviser may, in respect of the Portfolio, open and maintain brokerage accounts of all types on behalf of and in the name of the Fund. The Sub-Adviser may enter into standard customer agreements with brokers and direct payments of cash, cash equivalents and securities and other property into such brokerage accounts as the Sub-Adviser deems desirable or appropriate. In selecting brokers or dealers to execute transactions on behalf of the Fund, the Sub-Adviser will use its best efforts to seek the best overall terms available. In assessing the best overall terms available for the Fund transaction, the Sub-Adviser will consider all factors it deems relevant, including, but not limited to, the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer and the reasonableness of the commission, if any, for the specific transaction and on a continuing basis. In selecting broker-dealers to execute a particular transaction, and in evaluating the best overall terms available, the Sub-Adviser is authorized to consider the brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended (the “1934 Act”)) provided to the Fund and/or other accounts over which the Sub-Adviser or its affiliates exercise investment discretion. The parties hereto acknowledge that it is desirable for the Trust that the Sub-Adviser have access to supplemental investment and market research and security and economic analysis provided by broker-dealers who may execute brokerage transactions at a higher cost to the Fund than may result when allocating brokerage to other brokers on the basis of seeking the most favorable price and efficient execution. Therefore, the Sub-Adviser may cause the Fund to pay a broker-dealer that furnishes brokerage and research services a higher commission than that which might be charged by another broker-dealer for effecting the same transaction, provided that the Sub-Adviser determines in good faith that such commission is reasonable in relation to the value of the brokerage and research services provided by such broker-dealer, viewed in terms of either the particular transaction or the overall responsibilities of the Sub-Adviser to the Fund in compliance with Section 28(e) of the 1934 Act. It is understood that the services provided by such brokers may be useful to the Sub-Adviser in connection with the Sub-Adviser’s services to other clients. In accordance with Section 11(a) of the 1934 Act and Rule 11a2-2(T) thereunder and subject to any other applicable laws and regulations, the Sub-Adviser and its affiliates are authorized to effect portfolio transactions for the Fund and to retain brokerage commissions on such transactions. The Sub-Adviser may, but shall not be obligated to, aggregate or bunch orders for the purchase or sale of securities for the Fund with orders for its other clients where: (i) such aggregation or bunching of orders is not inconsistent with the Fund’s investment objectives, policies and procedures, (ii) the allocation of the securities so purchased or sold, as well as the allocation of expenses incurred in any such transaction, shall be made by the Sub-Adviser in a manner that complies with the trade allocation policies and procedures approved by the Board and is fair and equitable in the judgment of the Sub-Adviser and is consistent with the Sub-Adviser’s fiduciary obligations to the Fund and each of its other clients.

4.	Books, Records and Regulatory Filings

(a) The Sub-Adviser agrees to maintain and to preserve for the applicable periods any such records as are required to be maintained by the Sub-Adviser with respect to the Fund by the 1940 Act and rules adopted thereunder, and by any other applicable laws, rules and regulations. The Sub-Adviser further agrees that all records that it maintains for the Fund are the property of the Fund and it will promptly surrender any of such records upon request; provided, however, that the Sub-Adviser may retain copies of such records for the applicable periods they are required by law to be retained, and thereafter shall destroy such records.

(b) The Sub-Adviser agrees that it shall furnish to regulatory authorities having the requisite authority any information or reports in connection with its services hereunder that may be requested in order to determine whether the operations of the Fund are being conducted in accordance with applicable laws, rules and regulations.

(c) The Sub-Adviser shall make all filings with the SEC required of it pursuant to Section 13 of the 1934 Act with respect to its duties as are set forth herein. The Sub-Adviser also shall make all required filings on Schedule 13D or 13G and Form 13F (as well as other filings triggered by ownership in securities under other applicable laws, rules and regulations) in respect of the Portfolio as may be required of the Fund due to the activities of the Sub-Adviser. The Sub-Adviser shall be the sole filer of Form 13F with respect to the Portfolio of the Fund.

5.	Class Action Filings

The Sub-Adviser is not responsible for making any class action filings on behalf of the Trust.

6.	Standard of Care, Limitation of Liability and Indemnification

(a) The Sub-Adviser shall exercise its best judgment in rendering the services under this Agreement. The Sub-Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust, the Adviser or the Fund, or affiliated persons of the Adviser or the Fund (collectively, the “Adviser Indemnitees”) in connection with the matters to which this Agreement relates except a loss resulting from the Sub-Adviser’s willful misfeasance, bad faith or gross negligence in the performance of its obligations and duties, or by reason of its reckless disregard of its obligations and duties, under this Agreement; provided, however, that nothing herein shall be deemed to protect or purport to protect the Sub-Adviser against any liability to the Adviser Indemnitees for, and the Sub-Adviser shall indemnify and hold harmless the Adviser Indemnitees from, any and all claims, losses, expenses, obligations and liabilities (including reasonable attorney’s fees) to which any of the Adviser Indemnitees may become subject arising out of or resulting from (i) the Sub-Adviser causing the Fund to be in violation of any applicable federal or state law, rule or regulation or any investment policy or restriction set forth in the Fund’s current Registration Statement or the most current written guidelines, policies or instruction provided in writing by the Board or the Adviser, (ii) the Sub-Adviser causing the Fund to fail to satisfy the requirements set forth in Section 2(i) hereof, (iii) any untrue statement of a material fact contained in the Registration Statement, proxy materials, reports, advertisements, sales literature, or other materials pertaining to the Sub-Adviser or the Portfolio managed by the Sub-Adviser or the omission to state therein a material fact known to the Sub-Adviser that was required to be stated therein or necessary to make the statements therein not misleading, if such statement or omission was made in reliance upon information furnished to the Adviser or the Trust by the Sub-Adviser for use therein, or (iv) a breach of this Agreement by the Sub-Adviser. In addition, the Sub-Adviser shall indemnify and hold harmless the Trust and the Fund from any and all claims, losses, expenses, obligations and liabilities (including reasonable attorney’s fees) to which either the Trust or the Fund may become subject directly arising out of or resulting from a breach of fiduciary duty by the Sub-Adviser under Section 36(b) of the 1940 Act with respect to the receipt of compensation for its services under this Agreement. Notwithstanding the foregoing, nothing contained in this Agreement shall constitute a waiver or limitation of rights that the Trust or the Fund may have under federal or state securities laws.

(b) The Sub-Adviser is hereby expressly put on notice of the limitation of shareholder liability as set forth in the Trust Instrument or other organizational document of the Trust and agrees that any obligations of the Trust or the Fund arising in connection with this Agreement shall be limited in all cases to the Fund and its assets, and the Sub-Adviser shall not seek satisfaction of any such obligation from any other fund of the Trust or the shareholders or any individual shareholder of the Fund. Nor shall the Sub-Adviser seek satisfaction of any such obligation from the trustees of the Trust (each, a “Trustee” and, together, the “Trustees”) or any individual Trustee or any officers.

(c) As used in this Section 6, the term “Sub-Adviser” shall include any officers, directors, employees, independent contractors or other affiliates of the Sub-Adviser performing services with respect to the Fund.

(d) The Adviser agrees to indemnify and hold harmless the Sub-Adviser from and against any and all claims, losses, expenses, obligations and liabilities (including reasonable attorney’s fees) to which the Sub-Adviser may become subject directly arising out of or resulting from, the Adviser’s willful misfeasance, bad faith or gross negligence in the performance of its obligations and duties under this Agreement, or by reason of its reckless disregard of its obligations and duties under this Agreement.

7.	Compensation

The Sub-Adviser shall be compensated for the services rendered pursuant to this Agreement in accordance with the terms set forth on Schedule A attached hereto.

8.	Expenses

The Sub-Adviser will bear all expenses in connection with the performance of its services under this Agreement, excluding those costs of the Fund associated with brokerage activities. The Sub-Adviser shall bear all expenses and costs of the Trust (including reasonable attorney’s fees), if any, arising out of a termination or possible termination of this Agreement as a result of an assignment caused by a change of control or management of the Sub-Adviser, including the preparation and mailing of an information statement to shareholders pursuant to a “manager-of-managers” exemptive order from the SEC, or the preparation, mailing, solicitation and other costs associated with the use of a proxy statement relating to a shareholder vote in respect of a new sub-advisory agreement. The foregoing obligations of the Sub-Adviser shall apply in any circumstance in which the Adviser, in consultation with internal or outside counsel to the Trust, deems that an actual or possible assignment of this Agreement has or may occur, and determines that an information statement should be used, or a vote of shareholders should be obtained, as the case may be.

9.	Services to Other Companies or Accounts

The investment advisory services of the Sub-Adviser to the Fund under this Agreement are not to be deemed exclusive, and the Sub-Adviser shall be free to render similar services to other investment companies and clients (whether or not their investment objective and policies are similar those of the Fund) and to engage in other activities, provided that such other services and activities do not interfere with or impair the Sub-Adviser’s ability to fulfill its duties and obligations under this Agreement. If the Sub-Adviser provides any advice to its clients concerning investment in the shares of the Fund, the Sub-Adviser shall act solely for such clients in that regard and not in any way on behalf of the Adviser, the Trust or the Fund.

10.	Compliance Matters

(a) The Sub-Adviser understands and agrees that it is a “service provider” to the Trust as contemplated by Rule 38a-1 under the 1940 Act. As such, the Sub-Adviser agrees to cooperate fully with the Adviser and the Trust and its Trustees and officers, including the Fund’s CCO, with respect to (i) any and all compliance-related matters, and (ii) the Trust’s efforts to assure that each of its service providers adopts and maintains policies and procedures that are reasonably designed to prevent violation of the “federal securities laws” (as that term is defined by Rule 38a-1) by the Trust, the Adviser and the Sub-Adviser. In this regard, the Sub-Adviser shall:

(1) submit to the Board for its consideration and approval, prior to the effective date of this Agreement, the Sub-Adviser’s compliance program, it being understood that the Sub-Adviser’s obligation under Section 2(e) of this Agreement to vote all proxies solicited by or with respect to the issuers of securities in which the assets of the Portfolio may be invested shall be subject to the fulfillment of the condition that the Board approve the Sub-Adviser’s proxy voting policies and procedures;

(2) submit annually (and at such other times as the Trust may reasonably request) to the Fund’s CCO and the Adviser for consideration by the Board, a report discussing the adequacy and effectiveness of the Sub-Adviser’s compliance program, and fully describing any material amendments to such compliance program since the most recent such report;

(3) provide periodic reports, certifications and information concerning the Sub-Adviser’s compliance program including, but not limited to, the following;

(i) Quarterly Compliance Certifications, including any required attachments, no later than the tenth (10th) business day after each calendar quarter; and

(ii) Annual Report on Code of Ethics Matters, including any required attachments, no later than the fifteenth (15th) business day of October each year.

(4) provide the Adviser and the Trust and its Trustees and officers with reasonable access to information regarding the Sub-Adviser’s compliance program, which access shall include on-site visits with the Sub-Adviser as may be reasonably requested from time to time;

(5) permit the Adviser and the Trust and its Trustees and officers to maintain an active working relationship with the Sub-Adviser’s compliance personnel by, among other things, providing the Adviser and the Fund’s CCO and other officers with a specified individual within the Sub-Adviser’s organization to discuss and address compliance-related matters;

(6) provide the Adviser and its chief compliance officer and the Trust and its Trustees and officers, including the Fund’s CCO, with such certifications as may be reasonably requested; and

(7) reasonably cooperate with any independent registered public accounting firm engaged by the Trust, ensure that all reasonably necessary information and the appropriate personnel are made available to such independent registered public accounting firm, to support the expression of the independent registered public accounting firm’s opinion, and each year provide the Adviser and such independent registered public accounting firm with a copy of the most recent SSAE 16 Report prepared by the Sub-Adviser’s independent auditors regarding the Sub-Adviser’s internal controls.

(b) The Sub-Adviser represents, warrants and covenants that it has implemented and shall maintain a compliance program in accordance with the requirements of Rule 206(4)-7 under the Advisers Act.

11.	Duration and Termination

(a) This Agreement shall be effective immediately as of the date set forth above and shall continue in effect for two years from its effective date with respect to the Fund, unless sooner terminated as provided herein, and shall continue year to year thereafter, provided each continuance is specifically approved at least annually by (i) the vote of a majority of the Trustees or (ii) a vote of a “majority” (as defined in the 1940 Act) of the Fund’s outstanding voting securities, provided that in either event the continuance is also approved by a majority of the Trustees who are neither (A) parties to this Agreement nor (B) “interested persons” (as defined in the 1940 Act) of any party to this Agreement, by vote cast in person (to the extent required by the 1940 Act) at a meeting called for the purpose of voting on such approval.

(b) This Agreement is terminable with respect to the Fund, without penalty, on sixty (60) days’ written notice to the Sub-Adviser: (i) by the Trust, pursuant to (A) action by the Board or (B) the vote of the holders of a “majority” (as defined in the 1940 Act) of the shares of the Fund or (ii) by the Adviser. This Agreement is terminable with respect to the Fund, without penalty, by the Sub-Adviser upon ninety (90) days’ written notice to the Adviser and the Trust. In addition, this Agreement will terminate with respect to the Fund in the event of the termination of the Advisory Agreement with respect to the Fund. This Agreement will be terminated automatically in the event of its “assignment” (as defined in the 1940 Act).

(c) In the event of a termination of this Agreement for any reason with respect to the Fund, the Sub-Adviser shall reasonably cooperate with any transition manager or successor investment sub-adviser and with the Adviser in transitioning the management of the Portfolio to one or more new sub-advisers or to the Adviser, including, without limitation, providing the transition manager, at such intervals as the transition manager may request, with a list of holdings for the Portfolio and such other information as required by the transition management agreement, into which the Adviser and the transition manager will, at that time, enter. The Sub-Adviser shall deliver to Adviser all periodic compliance reports, certifications and information applicable to the period of Sub-Adviser’s services provided under this Agreement, including annual compliance reports and certifications.

(d) Termination of this Agreement shall not affect the rights or obligations of the Adviser, the Adviser Indemnitees and the Sub-Adviser under Section 6 of this Agreement.

12.	Use of Name

(a) The Sub-Adviser hereby consents to the use of its name and the names of its affiliates in the Fund’s disclosure documents, shareholder communications, advertising, sales literature and similar communications. The Sub-Adviser shall not use the name or any tradename, trademark, trade device, service mark, symbol or any abbreviation, contraction or simulation thereof of the Adviser, the Trust, the Fund or any of their affiliates in its marketing materials unless it first receives prior written approval of the Trust and the Adviser.

(b) It is understood that the name of each party to this Agreement, and any derivatives thereof or logos associated with that name, is the valuable property of the party in question and its affiliates, and that each other party has the right to use such names pursuant to the relationship created by, and in accordance with the terms of, this Agreement only so long as this Agreement shall continue in effect. Upon termination of this Agreement, the parties shall forthwith cease to use the names of the other parties (or any derivative or logo) as appropriate and to the extent that continued use is not required by applicable laws, rules and regulations.

13.	Confidential Information

(a) Each party agrees that it will treat confidentially all information provided by any other party (the “Discloser”) regarding the Discloser’s businesses and operations, including without limitation the investment activities or holdings of the Portfolio or the Fund (“Confidential Information”). All Confidential Information provided by the Discloser shall be used only by the other party hereto (the “Recipient”) solely for the purposes of rendering services pursuant to this Agreement, and shall not be disclosed to any third party, without the prior consent of the Discloser, except for a limited number of employees, attorneys, accountants and other advisers of the Recipient and its affiliates on a need-to-know basis and solely for the purposes of rendering services under this Agreement.

(b) Confidential Information shall not include any information that: (i) is public when provided or thereafter becomes public through no wrongful act of the Recipient; (ii) is demonstrably known to the Recipient prior to execution of this Agreement; (iii) is independently developed by the Recipient through no wrongful act of the Recipient in the ordinary course of business outside of this Agreement; (iv) is generally employed by the trade at the time that the Recipient learns of such information or knowledge; or (v) has been rightfully and lawfully obtained by the Recipient from any third party.

(c) In the event that the Recipient is requested or required (by deposition, interrogatories, requests for information or documents in legal proceedings, subpoenas, civil investigative demand or similar process), in connection with any proceeding, to disclose any of the Discloser’s Confidential Information, the Recipient will give the Discloser prompt written notice of such request or requirement to allow the Discloser an opportunity to obtain a protective order or otherwise obtain assurances that confidential treatment will be accorded to such Confidential Information. In the event that such protective order or other remedy is not obtained, disclosure shall be made of only that portion of the Confidential Information that is legally required to be disclosed. All Confidential Information disclosed as required by law shall nonetheless continue to be deemed Confidential Information.

14.	Amendment

This Agreement may be amended in writing signed by the parties to this Agreement in a manner that is in accordance with applicable laws, rules and regulations, as modified or interpreted by any applicable order, exemptive relief or interpretative release issued by the SEC.

15.	Notices

All notices hereunder shall be provided in writing, by facsimile or by email. Notices shall be deemed given if delivered in person or by messenger, certified mail with return receipt, or by a reputable overnight delivery service that provides evidence of receipt to the parties; upon receipt if sent by fax; or upon read receipt or reply if delivered by email, at the following addresses:

If to the Trust:	Fidelity Rutland Square Trust II
245 Summer Street
Boston, MA 02210
Attn.: Chief Legal Officer

If to the Adviser:	Strategic Advisers LLC
245 Summer Street
Boston, MA 02210
Attn.: Chief Operating Officer

With Copy to:	Strategic Advisers LLC
245 Summer Street
Boston, MA 02210
Attn.: Vice President, Portfolio Services

If to the Sub-Adviser:	FIL Investment Advisors
Pembroke Hall
42 Crow Lane
Pembroke, Bermuda HM19
Attn.: Rosalie Powell

With a copy to:	FIL Investment Advisors
4 Cannon Street
London, EC4M 5AB
Great Britain
Attn.: Nick Birchall

With a copy to:	FIL Investment Advisors
Kingswood Fields, Millfield Lane
Tadworth, KT20 6RP
Great Britain
Attn.: Charlie Wilson

16.	Miscellaneous

(a) This Agreement constitutes the full and complete agreement of the parties hereto with respect to the subject matter hereof.

(b) Titles or captions of sections in this Agreement are inserted only as a matter of convenience and for reference, and in no way define, limit, extend or describe the scope of this Agreement or the intent of any provisions thereof.

(c) This Agreement may be executed in several counterparts, all of which together shall for all purposes constitute one Agreement, binding on all the parties.

(d) This Agreement and the rights and obligations of the parties hereunder shall be governed by, and interpreted, construed and enforced in accordance with the laws of The Commonwealth of Massachusetts, without giving effect to the choice of laws provisions of that or any other jurisdiction. To the extent that the applicable laws of The Commonwealth of Massachusetts conflict with the applicable provisions of the 1940 Act, the latter shall control. The parties irrevocably consent to submit to the jurisdiction of any federal or state court sitting in The Commonwealth of Massachusetts.

(e) If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected hereby and, to this extent, the provisions of this Agreement shall be deemed to be severable.

(f) Notwithstanding anything herein to the contrary, the Sub-Adviser shall be an independent contractor. Nothing herein shall be construed as constituting the Sub-Adviser as an agent of the Adviser, the Trust or the Fund, except to the extent expressly authorized by this Agreement.

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Schedule A

Pursuant to Section 7 of the Investment Sub-Advisory Agreement (the “Agreement”) among Fidelity Rutland Square Trust II (“Trust”), on behalf of [Strategic Advisers Fidelity U.S. Total Stock Fund] [Strategic Advisers Small Mid-Cap Fund] (the “Fund”), Strategic Advisers LLC (the “Adviser”) and FIL Investment Advisors (the “Sub-Adviser”), the Sub-Adviser shall be compensated for the services it performs on behalf of the Fund as follows:

1. For purposes of calculating the fee to be paid to the Sub-Adviser under this Agreement:

“Portfolio Assets” shall mean the portion of the net assets of the Fund managed by the Sub-Adviser pursuant to the following investment strategy as agreed to by the Adviser and the Sub-Adviser in separately negotiated investment mandates: Small Cap America (each, a “Strategy”).

“Aggregated Assets” for a particular Strategy shall mean the assets of all registered investment companies managed by the Adviser that are managed by the Sub-Adviser pursuant to that Strategy, including Portfolio Assets.

2. The Adviser will pay the Sub-Adviser a fee, payable monthly, based on average daily Portfolio Assets (computed in the manner set forth in the Trust’s Trust Instrument) determined as of the close of business on each business day throughout the calendar month. The Sub-Adviser’s fee shall be calculated using the effective rate applicable to Aggregated Assets managed pursuant to a specific Strategy based on the following rate schedule.

Rate

0.65% (65 basis points) on the first $100 million in assets

0.60% (60 basis points) on the next $100 million in assets

0.50% (50 basis points) above $200 million in assets

The Sub-Adviser’s fee shall be computed monthly and, within twelve business days of the end of each calendar month, the Adviser shall transmit to the Sub-Adviser the fee for the previous month. Payment shall be made in federal funds wired to a bank account designated by the Sub-Adviser. If this Agreement becomes effective or terminates before the end of any month, the fee (if any) for the period from the effective date to the end of such month or from the beginning of such month to the date of termination, as the case may be, shall be prorated on the basis of the number of business days it is so in effect for that month.

The Sub-Adviser agrees to look exclusively to the Adviser, and not to any assets of the Trust or the Fund, for the payment of the Sub-Adviser’s fees arising under this Section 2.

The Sub-Adviser agrees that the fee rates paid to the Sub-Adviser pursuant to this Schedule A shall not be in excess of the fee rates at equivalent asset size charged by the Sub-Adviser to any other client with respect to a fund or account being managed by the Sub-Adviser having a substantially similar investment objective, style and strategy as the Portfolio; provided, however, that the foregoing shall not apply to any client fund or account (i) whose fees are structured to include a performance-based fee component, (ii) that is disclosed to, and whose rate is exempted in writing by, the Adviser prior to the Board’s initial approval of the fee schedule for the applicable Strategy, or (iii) that is otherwise exempted by the Board and the Adviser.

FORM OF

SUB-ADVISORY AGREEMENT

between

FIL INVESTMENT ADVISORS (UK) LIMITED

and

FIL INVESTMENT ADVISORS

AGREEMENT made this 18th day of October, 2016 by and between FIL Investment Advisors (UK) Limited, Oakhill House, 130 Tonbridge Road, Hildenborough, TN11 9DZ, United Kingdom (hereinafter called the “UK Sub-Advisor”) and FIL Investment Advisors, a Bermuda company with principal offices at Pembroke Hall, 42 Crow Lane, Pembroke HM19, Bermuda (hereinafter called the “Sub-Advisor”).

WHEREAS Strategic Advisers, a Massachusetts corporation (hereinafter called the “Advisor”), has entered into a Management Contract with Fidelity Rutland Square Trust II, a Delaware statutory trust, which may issue one or more series (hereinafter called the “Trust”) on behalf of the Funds stated in Schedule A hereto (hereinafter called the “Fund”), pursuant to which the Advisor is to act as investment advisor to the Fund, and

WHEREAS, the Sub-Advisor has entered into a Sub-Advisory Agreement with the Advisor (the “Sub-Advisory Agreement”) pursuant to which the Sub-Advisor, directly or through certain of its subsidiaries or other affiliated persons, shall provide investment advice or investment management and order execution services to the Fund, and

WHEREAS the UK Sub-Advisor has personnel in Western Europe and has been formed in part for the purpose of researching and compiling information and recommendations with respect to the economies of various countries, and securities of issuers located outside of North America, principally in the UK and Europe.

NOW THEREFORE, in consideration of the premises and the mutual promises hereinafter set forth, the Sub-Advisor and the UK Sub-Advisor agree as follows:

1. Duties: The Sub-Advisor may, in its discretion, appoint the UK Sub-Advisor to perform one or more of the following services with respect to all or a portion of the investments of the Fund, in connection with the Sub-Advisor’s duties under the Sub-Advisory Agreement. The services and the portion of the investments of the Fund advised or managed by the UK Sub-Advisor shall be as agreed upon from time to time by the Sub-Advisor and the UK Sub-Advisor. The UK Sub-Advisor shall pay the salaries and fees of all personnel of the UK Sub-Advisor performing services for the Fund relating to research, statistical and investment activities.

(a) Investment Advice: If and to the extent requested by the Sub-Advisor, the UK Sub- Advisor shall provide investment advice to the Sub-Advisor with respect to all or a portion of the investments of the Fund, and in connection with such advice shall furnish the Sub-Advisor such factual information, research reports and investment recommendations as the Advisor may reasonably require. Such information may include written and oral reports and analyses.

(b) Investment Management: If and to the extent requested by the Sub-Advisor, the UK Sub- Advisor shall manage all or a portion of the investments of the Fund in accordance with the investment objective, policies and limitations provided in the Fund’s Prospectus or other governing instruments, as amended from time to time, the Investment Company Act of 1940 (the “1940 Act”) and rules thereunder, as amended from time to time, and such other limitations as the Trust or the Advisor may impose with respect to the Fund by notice to the UK Sub-Advisor. With respect to the portion of the investments of the Fund under its management, the UK Sub-Advisor is authorized to make investment decisions on behalf of the Fund with regard to any stock, bond, other security or investment instrument, and to place orders for the purchase and sale of such securities through such broker-dealers as the UK Sub-Advisor may select. The UK Sub-Advisor may also be authorized, but only to the extent such duties are delegated in writing by the Sub-Advisor, to provide additional investment management services to the Fund, including but not limited to services such as managing foreign currency investments, purchasing and selling or writing futures and options contracts, borrowing money or lending securities on behalf of the Fund. All investment management and any other activities of the UK Sub-Advisor shall at all times be subject to the control and direction of the Sub-Advisor, the Advisor and the Trust’s Board of Trustees.

2. Information to be Provided to the Trust and the Advisor: The UK Sub-Advisor shall furnish such reports, evaluations, information or analyses to the Trust, the Advisor, and the Sub-Advisor as the Trust’s Board of Trustees, the Advisor or the Sub-Advisor may reasonably request from time to time, or as the UK Sub-Advisor may deem to be desirable.

3. Brokerage: In connection with the services provided under subparagraph (b) of paragraph 1 of this Agreement, the UK Sub-Advisor shall place all orders for the purchase and sale of portfolio securities for the Fund’s account with brokers or dealers selected by the UK Sub-Advisor, which may include brokers or dealers affiliated with the Advisor, Sub-Advisor or UK Sub-Advisor. The UK Sub-Advisor shall use its best efforts to seek to execute portfolio transactions at prices which are advantageous to the Fund and at commission rates which are reasonable in relation to the benefits received. In selecting brokers or dealers qualified to execute a particular transaction, brokers or dealers may be selected who also provide brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of l934) to the Fund and/or to the other accounts over which the UK

Sub-Advisor, the Sub-Advisor or Advisor exercise investment discretion. The UK Sub-Advisor is authorized to pay a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for the Fund which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the UK Sub-Advisor determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer. This determination may be viewed in terms of either that particular transaction or the overall responsibilities which the UK Sub-Advisor, the Sub-Advisor or the Advisor have with respect to accounts over which they exercise investment discretion. The Trustees of the Trust shall periodically review the commissions paid by the Fund to determine if the commissions paid over representative periods of time were reasonable in relation to the benefits to the Fund.

4. Compensation: The Sub-Advisor shall compensate the UK Sub-Advisor on the following basis for the services to be furnished hereunder.

(a) Sub-Advisory Fee: For services provided under subparagraph (a) of paragraph 1 of this Agreement, the Sub-Advisor agrees to pay the UK Sub-Advisor a monthly sub-advisory fee (the “UK Sub-Advisory Fee”). The UK Sub-Advisory Fee shall be equal to 110% of the UK Sub-Advisor’s costs incurred in connection with rendering the services referred to in subparagraph (a) of paragraph 1 of this Agreement. The UK Sub-Advisory Fee shall not be reduced to reflect expense reimbursements or fee waivers by the Sub-Advisor or Advisor, if any, in effect from time to time.

(b) Investment Management Fee: For services provided under subparagraph (b) of paragraph 1 of this Agreement, the Sub-Advisor agrees to pay the UK Sub-Advisor a monthly investment management fee (the “UK Investment Management Fee”). The UK Investment Management Fee shall be equal to a percentage of the monthly average net assets of the Fund managed by the UK Sub-Advisor pursuant to subparagraph 1(b) of this Agreement, calculated on a cumulative basis based upon a monthly average of the aggregate of all net assets managed by the UK Sub-Advisor on behalf of the Sub-Advisor pursuant to sub-advisory arrangements (“Average Group Assets”) in accordance with the following fee schedule:

[For Equity Funds]

Average Group Assets			Annualized Fee Rate (For Each Level)

$0	–	$500 million	0.30%

$500 million	–	$1 billion	0.25%

over $1 billion			0.20%

[For Bond Funds]

Average Group Assets			Annualized Fee Rate (For Each Level)

$0	–	$500 million	0.23%

$500 million	–	$1 billion	0.20%

over $1 billion			0.17%

, provided that in no event shall the UK Investment Management Fee exceed 50% of the sub-advisory fees received by the Sub-Advisor in respect of the Fund from the Advisor pursuant to the Sub- Advisory Agreement, and provided further that, for purposes of calculating the fee rates set forth above, any assets managed by the UK Sub-Advisor on behalf of the Sub-Advisor pursuant to a sub- advisory arrangement where a fee cap is being applied to reduce the UK Sub-Advisor’s fee to less than the rates set forth above shall be excluded from Average Group Assets.

(c) Provision of Multiple Services: If the UK Sub-Advisor shall have provided both investment advisory services under subparagraph (a) and investment management services under subparagraph b) of paragraph 1 for the same portion of the investments of the Fund for the same period, the fees paid to the UK Sub-Advisor with respect to such investments shall be calculated exclusively under subparagraph (b) of this paragraph 4.

5. Expenses: It is understood that the Fund will pay all of its expenses other than those expressly stated to be payable by the UK Sub-Advisor hereunder, by the Sub-Advisor under the Sub-Advisory Agreement or by the Advisor under the Management Contract with the Fund.

6. Interested Persons: It is understood that the Trustees, officers, and shareholders of the Trust are or may be or become interested in the Advisor, the Sub-Advisor or the UK Sub-Advisor as directors, officers or otherwise and that directors, officers and stockholders of the Advisor, the Sub-Advisor or the UK Sub-Advisor are or may be or become similarly interested in the Trust, and that the Advisor, the Sub-Ad- visor or the UK Sub-Advisor may be or become interested in the Trust as a shareholder or otherwise.

7. Services to Other Companies or Accounts: The Services of the UK Sub-Advisor to the Sub-Ad- visor are not to be deemed to be exclusive, the UK Sub-Advisor being free to render services to others and engage in other activities, provided, however, that such other services and activities do not, during the term of this Agreement, interfere, in a material manner, with the UK Sub-Advisor’s ability to meet all of its obligations hereunder. The UK Sub-Advisor shall for all purposes be an independent contractor and not an agent or employee of the Advisor, the Sub-Advisor or the Trust.

Nothing in this Agreement will constitute a partnership between the Advisor, the Sub-Advisor, the UK Sub-Advisor and the Trust. Nothing in this Agreement makes the UK Sub-Advisor an agent of the Advisor, Sub-Advisor or the Trust and the UK Sub-Advisor has no authority whatsoever to exercise discretionary powers over the global portfolios and investment funds, except as provided pursuant to paragraph 1(b) herein, of the Advisor, Sub-Advisor and the Trust, or otherwise to bind the Advisor’s and the Trust’s assets under management.

The UK Sub-Advisor shall furnish services as an independent contractor and not as an employee or agent of either the Advisor, Sub-Advisor or the Trust. The UK Sub-Advisor has no power or authority to act for, represent, or bind the Advisor, Sub-Advisor or the Trust or any company affiliated with either of them.

8. Standard of Care: In the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties hereunder on the part of the UK Sub-Advisor, the UK Sub-Advisor shall not be subject to liability to the Sub-Advisor, the Advisor, the Trust or to any shareholder of the Fund for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security.

9. Duration and Termination of Agreement; Amendments:

(a) Subject to prior termination as provided in subparagraph (d) of this paragraph 9, this Agreement shall continue in force until September 30, 2018 and indefinitely thereafter, but only so long as the continuance after such period shall be specifically approved at least annually by vote of the Trust’s Board of Trustees or by vote of a majority of the outstanding voting securities of the Fund.

(b) This Agreement may be modified by mutual consent of the Advisor, the UK Sub-Advisor, the Sub-Advisor and the Fund [new funds or funds who have gone to shareholders to eliminate s/h approval requirement for all amendments to the agreement: subject to the provisions of Section 15 of the 1940 Act, as modified by or interpreted by any applicable order or orders of the Securities and Exchange Commission (the “Commission”) or any rules or regulations adopted by, or interpretative releases or no-action letters of, the Commission or its staff/ funds that have not received s/h approval to make amendments allowed under the ’40 Act: , such consent on the part of the Fund to be authorized by vote of a majority of the outstanding voting securities of the Fund].

(c) In addition to the requirements of subparagraphs (a) and (b) of this paragraph 9, the terms of any continuance or modification of this Agreement must have been approved by the vote of a majority of those Trustees of the Trust who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval.

(d) Either the Advisor, the Sub-Advisor, the UK Sub-Advisor or the Fund may, at any time on sixty (60) days’ prior written notice to the other parties, terminate this Agreement, without payment of any penalty, by action of its Board of Trustees or Directors, or with respect to the Fund by vote of a majority of its outstanding voting securities. This Agreement shall terminate automatically in the event of its assignment.

10. Limitation of Liability: The UK Sub-Advisor is hereby expressly put on notice of the limitation of shareholder liability as set forth in the Declaration of Trust or other organizational document of the Trust and agrees that any obligations of the Trust or the Fund arising in connection with this Agreement shall be limited in all cases to the Fund and its assets, and the UK Sub-Advisor shall not seek satisfaction of any such obligation from the shareholders or any shareholder of the Fund. Nor shall the UK Sub-Advisor seek satisfaction of any such obligation from the Trustees or any individual Trustee.

11. Governing Law: This Agreement shall be governed by, and construed in accordance with, the laws of the Commonwealth of Massachusetts, without giving effect to the choice of laws provisions thereof.

The terms “registered investment company,” “vote of a majority of the outstanding voting securities,” “assignment,” and “interested persons,” when used herein, shall have the respective meanings specified in the 1940 Act as now in effect or as hereafter amended, and subject to such orders or no-action letters as may be granted by the Commission or its staff.

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Schedule A

to the Sub-Advisory Agreement between FIL Investment Advisors (UK) Limited and

FIL Investment Advisors

dated October 18, 2016

Fund	Effective Date

Strategic Advisers International Fund	October 18, 2016

Strategic Advisers Fidelity International Fund (f/k/a Strategic Advisers International II Fund)	October 18, 2016

Strategic Advisers Emerging Markets Fund	October 18, 2016

Strategic Advisers Fidelity Emerging Markets Fund	September 13, 2016

[Strategic Advisers Small-Mid Cap Fund]	[ , ]

[Strategic Advisers Fidelity U.S. Total Stock Fund]	[ , ]

EXHIBIT 2

FORM OF

INVESTMENT SUB-ADVISORY AGREEMENT

AMONG

STRATEGIC ADVISERS LLC,

GEODE CAPITAL MANAGEMENT, LLC

AND

FIDELITY RUTLAND SQUARE TRUST II

THIS AGREEMENT, made this [    ] day of [month], [year], among Fidelity Rutland Square Trust II (“Trust”), a Delaware statutory trust, on behalf of Strategic Advisers Emerging Markets Fund (the “Fund”), Strategic Advisers LLC (“Adviser”), a Delaware Limited Liability Company, and Geode Capital Management, LLC (“Sub-Adviser”), a Delaware Limited Liability Company.

WHEREAS, the Trust is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (“1940 Act”);

WHEREAS, the Adviser and the Sub-Adviser are each registered as an investment adviser under the Investment Advisers Act of 1940, as amended (“Advisers Act”);

WHEREAS, the Trust has retained the Adviser to render investment advisory services to the Trust, on behalf of the Fund, pursuant to a Management Contract dated October 1, 2018, as may be amended from time to time (“Advisory Agreement”);

WHEREAS, the Advisory Agreement authorizes the Adviser to delegate to one or more other investment advisers any or all of the Adviser’s duties and obligations under the Advisory Agreement; and

WHEREAS, the Trust and the Adviser wish to retain the Sub-Adviser to render certain investment advisory services to the Fund with respect to the portion of the Fund’s assets allocated to the Sub-Adviser, as determined from time to time by the Adviser, and the Sub-Adviser is willing to render such services.

NOW, THEREFORE, in consideration of the promises and mutual covenants herein contained, it is agreed among the Adviser, the Sub-Adviser and the Trust as follows:

1.	Appointment

The Trust and the Adviser hereby appoint the Sub-Adviser to act as investment sub-adviser to the Fund with respect to the portion of the Fund’s assets allocated, from time to time, by the Adviser to the Sub-Adviser (the “Portfolio”), for the periods and on the terms set forth herein. The Sub-Adviser accepts the appointment and agrees to furnish the services set forth herein for the compensation provided in Section 7 of this Agreement.

2.	Services and Duties of Investment Sub-Adviser

Subject to the general supervision and oversight of the Adviser and the Board of Trustees of the Trust (the “Board”), the Sub-Adviser will:

(a) provide a program of continuous investment management for the Portfolio in accordance with the Fund’s investment objective and policies as stated in the Fund’s prospectus and statement of additional information filed with the Securities and Exchange Commission (“SEC”) on Form N-1A, as amended and supplemented from time to time (the “Registration Statement”), and such other limitations as the Trust, the Fund, the Board or the Adviser may impose with respect to the Portfolio by notice to the Sub-Adviser;

(b) invest and reinvest the assets of the Portfolio by selecting the securities, instruments, repurchase agreements, financial futures contracts, options and other investments and techniques that the Fund may purchase, sell, enter into or use in respect of the Portfolio;

(c) oversee the placement of purchase and sale orders on behalf of the Fund in respect of the Portfolio;

(d) employ portfolio managers to make investment decisions and securities analysts to provide research services to the Fund in respect of the Portfolio;

(e) subject to the understanding set forth in Section 10(a)(1) of this Agreement, vote all proxies solicited by or with respect to the issuers of securities in which the assets of the Portfolio may be invested in accordance with the Sub-Adviser’s proxy voting policies and procedures and in a manner that complies with applicable law; maintain records of all proxies voted on behalf of the Fund in respect of the Portfolio; and provide information to the Trust, the Adviser or their designated agent in a manner that is sufficiently complete and timely to ensure the Trust’s compliance with its filing obligations under Rule 30b1-4 of the 1940 Act;

(f) maintain books and records with respect to the Fund’s securities transactions in respect of the Portfolio, in accordance with applicable laws, rules and regulations; and

(g) to the extent reasonably requested by the Adviser or officers of the Fund, cooperate with and provide reasonable assistance to the Adviser and the Trust’s other service providers by (1) keeping them fully informed as to such matters that they may reasonably deem necessary with respect to the performance of their obligations to the Fund, (2) providing prompt responses to reasonable requests for information or assistance, and (3) establishing appropriate processes to promote the efficient exchange of information.

In providing those services, the Sub-Adviser will provide the Adviser and the Fund with an ongoing and continuous investment program in respect of the Portfolio. In addition, the Sub-Adviser will furnish the Adviser and/or the Fund with statistical information as the Adviser and/or the Fund may reasonably request with respect to the securities or other investments in which the assets of the Portfolio may be invested.

The Sub-Adviser further agrees that, in performing its duties hereunder, it will:

(h) comply in all material respects with the applicable sections of (1) the 1940 Act and the Advisers Act and all rules and regulations thereunder, (2) any other applicable laws and regulations, including but not limited to applicable securities and anti-corruption laws and regulations, (3) the Sub-Adviser’s compliance policies and procedures (provided, however, that the Sub-Adviser shall comply with the policies and procedures provided by the Trust with respect to Rules 17e-1, 10f-3, and 17a-7 under the 1940 Act), (4) the rules and regulations of the Commodities Futures Trading Commission, (5) the Internal Revenue Code of 1986, as amended (“Code”), (6) the investment objectives, strategies, policies, limitations and restrictions of the Fund as described in the Registration Statement, (7) the Trust’s Trust Instrument and By-Laws and (8) any written instructions of the Adviser or the Board;

(i) manage the assets of the Portfolio to comply with the following requirements of the Code and regulations issued thereunder: section 851(b)(2) and section 851(b)(3) (and, if applicable, section 817(h)); provided, however, that with respect to the 10% voting securities test contained in section 851(b)(3)(A)(ii), the Sub-Adviser will comply with such requirements as the Trust, the Fund or its Adviser shall furnish to the Sub-Adviser from time to time;

(j) keep the Adviser and/or the Board informed of developments materially affecting the Fund’s portfolio;

(k) make available to the Board, the Adviser, the Fund’s Chief Compliance Officer (“CCO”) and the Trust’s administrator, promptly upon their request, such copies of its records with respect to the Fund as may be required to assist in their compliance with applicable laws and regulations. As reasonably requested by the Board or the Adviser, the Sub-Adviser will complete periodic or special questionnaires and furnish to the Board and/or the Adviser such periodic and special reports regarding the Fund and the Sub-Adviser including, but not limited to, reports concerning transactions and performance of the Portfolio, quarterly and annual compliance reports and certifications, reports regarding compliance with the Trust’s procedures pursuant to Rules 17e-1, 17a-7, 10f-3 and 12d3-1 under the 1940 Act (as applicable), quarterly reports identifying material compliance matters and any material changes to the Sub-Adviser’s compliance program (including revisions to compliance policies and procedures), fundamental investment restrictions, procedures for opening brokerage accounts and commodity trading accounts, liquidity determinations for securities or other instruments held by the Portfolio such as, among others, securities purchased pursuant to Rule 144A and 4(2) commercial paper, compliance with the Sub-Adviser’s Code of Ethics, and such other procedures or requirements that the Adviser may reasonably request from time to time;

(l) make available to the Board and the Adviser at reasonable times its portfolio managers and other appropriate personnel as mutually agreed by the Adviser and Sub-Adviser, either in person or, at the mutual convenience of the Board, the Adviser and the Sub-Adviser, by telephone or other electronic media, in order to review the investment policies, performance and other matters relating to the management of the Fund;

(m) review draft reports to shareholders, registration statements or portions thereof that relate to the Portfolio or the Sub-Adviser and other documents provided to the Sub-Adviser, provide comments on such drafts on a timely basis, and provide certifications or sub-certifications on a timely basis as to the accuracy of the information contained in such reports or other documents;

(n) use no material, non-public information concerning portfolio companies that may be in its possession or the possession of any of its affiliates, nor will the Sub-Adviser seek to obtain any such information, in providing investment advice or investment management services to the Fund;

(o) promptly notify the Trust, the Adviser and the Board in the event that the Sub-Adviser or any of its affiliates becomes aware that the Sub-Adviser: (i) is subject to a statutory disqualification that prevents the Sub-Adviser from serving as investment adviser pursuant to this Agreement; (ii) fails to be registered as an investment adviser under the Advisers Act or under the laws of any jurisdiction in which the Sub-Adviser is required to be registered as an investment adviser in order to perform its obligations under this Agreement; (iii) is the subject of an administrative proceeding or enforcement action by the SEC or other regulatory authority; or (iv) is served or otherwise receives notice of any action, suit, proceeding, inquiry or investigation, at law or in equity, before or by any court, public board or body, or governmental authority, involving the affairs of the Trust or the Adviser or their affiliates; or is involved in any pending litigation or administrative proceeding brought against the Sub-Adviser or any of its management persons. The Sub-Adviser further agrees to notify the Trust and the Adviser promptly of any material fact known to the Sub-Adviser respecting or relating to the Sub-Adviser that is not contained in the Trust’s Registration Statement, as amended and supplemented from time to time, regarding the Fund, or any amendment or supplement thereto, but that is required to be disclosed therein, and of any statement contained therein that becomes untrue in any material respect. The Sub-Adviser will promptly notify the Trust, the Adviser and the Board if its chief executive officer or any member of the portfolio management team named in the Registration Statement for the Fund changes, or if there is an actual or imminent change in control or management of the Sub-Adviser within the meaning of Rules 2a-6 and 202(a)(1)-1 under the 1940 Act and Advisers Act, respectively;

(p) not disclose information regarding Portfolio or Fund characteristics, trading history, portfolio holdings, performance information or any other related information to any third-party, except in compliance with Section 13(a) of this Agreement (including the consent provision therein) and the Trust’s policies on disclosure of portfolio holdings;

(q) provide the Adviser, the Trust or the Board with such information and assurances (including certifications and sub-certifications) as the Adviser, the Trust or the Board may reasonably request from time to time in order to assist the Adviser, the Trust or the Board in complying with applicable laws, rules and regulations, including requirements in connection with the preparation and/or filing of the Fund’s Form N-CSRs and Form N-PORTs;

(r) provide assistance to the Adviser, custodian or recordkeeping agent for the Trust in determining or confirming, consistent with the procedures and policies stated in the Registration Statement, the value of any portfolio securities or other assets of the Fund for which the Adviser, custodian or recordkeeping agent seeks assistance from the Sub-Adviser or identifies for review by the Sub-Adviser. This assistance includes (but is not limited to): (i) designating and providing access to one or more employees of the Sub-Adviser who are knowledgeable about the security/issuer, its financial condition, trading and/or other relevant factors for valuation, which employees shall be available for consultation when the Board’s Valuation Committee convenes; (ii) assisting the Adviser or the custodian in obtaining bids and offers or quotes from broker/dealers or market-makers with respect to securities held by the Fund, upon the reasonable request of the Adviser or custodian; (iii) upon the request of the Adviser or the custodian, confirming pricing and providing recommendations for fair valuations; and (iv) maintaining adequate records and written backup information with respect to the securities valuation assistance provided hereunder, and providing such information to the Adviser or the Trust upon request, with such records being deemed Fund records;

(s) not consult with any other investment sub-adviser of the Trust (if any), or with the sub-adviser to any other investment company (or separate series thereof) managed by the Adviser concerning the Fund’s transactions in securities or other assets, except for purposes of complying with the conditions of Rule 12d3-1(a) and (b) under the 1940 Act, and, to the extent that multiple sub-advisers may be engaged to provide services to the Fund, the Sub-Adviser shall be responsible for providing investment advisory services only with respect to the Portfolio allocated to the Sub-Adviser by the Adviser; and

(t) provide the Trust and the Adviser with a copy of its Form ADV as most recently filed with the SEC, notify the Adviser on a quarterly basis of any amendments to the Sub-Adviser’s Form ADV and furnish a copy of such amendments to the Trust and the Adviser; and provide the Trust and the Adviser with a copy of its Form ADV Part 2A as updated from time to time.

The Sub-Adviser further agrees that, upon consent of the Adviser, it may perform any or all the services contemplated by this Agreement directly or through such of its subsidiaries or other affiliated persons as it believes reasonably necessary to assist it in carrying out its obligations under this Agreement. However, the Sub-Adviser may not retain the services of any entity that would be an “investment adviser”, as that term is defined in the 1940 Act, to the Fund unless any agreement with such entity has been approved by (i) a majority of the Trust’s Board of Trustees, including a majority of the Independent Trustees, and (ii) to the extent necessary, the vote of a majority of the outstanding voting securities of the Fund.

3.	Brokerage

The Sub-Adviser may place orders pursuant to its investment determinations for the Fund directly with the issuers of the securities, or with brokers or dealers selected by the Sub-Adviser. The Sub-Adviser may, in respect of the Portfolio, open and maintain brokerage accounts of all types on behalf of and in the name of the Fund. The Sub-Adviser may enter into standard customer agreements with brokers and direct payments of cash, cash equivalents and securities and other property into such brokerage accounts as the Sub-Adviser deems desirable or appropriate. In selecting brokers or dealers to execute transactions on behalf of the Fund, the Sub-Adviser will use its best efforts to seek the best overall terms available. In assessing the best overall terms available for the Fund transaction, the Sub-Adviser will consider all factors it deems relevant, including, but not limited to, the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer and the reasonableness of the commission, if any, for the specific transaction and on a continuing basis. In selecting broker-dealers to execute a particular transaction, and in evaluating the best overall terms available, the Sub-Adviser is authorized to consider the brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended (the “1934 Act”)) provided to the Fund and/or other accounts over which the Sub-Adviser or its affiliates exercise investment discretion. The parties hereto acknowledge that it is desirable for the Trust that the Sub-Adviser have access to supplemental investment and market research and security and economic analysis provided by broker-dealers who may execute brokerage transactions at a higher cost to the Fund than may result when allocating brokerage to other brokers on the basis of seeking the most favorable price and efficient execution. Therefore, the Sub-Adviser may cause the Fund to pay a broker-dealer that furnishes brokerage and research services a higher commission than that which might be charged by another broker-dealer for effecting the same transaction, provided that the Sub-Adviser determines in good faith that such commission is reasonable in relation to the value of the brokerage and research services provided by such broker-dealer, viewed in terms of either the particular transaction or the overall responsibilities of the Sub-Adviser to the Fund in compliance with Section 28(e) of the 1934 Act. It is understood that the services provided by such brokers may be useful to the Sub-Adviser in connection with the Sub-Adviser’s services to other clients. In accordance with Section 11(a) of the 1934 Act and Rule 11a2-2(T) thereunder and subject to any other applicable laws and regulations, the Sub-Adviser and its affiliates are authorized to effect portfolio transactions for the Fund and to retain brokerage commissions on such transactions. The Sub-Adviser may, but shall not be obligated to, aggregate or bunch orders for the purchase or sale of securities for the Fund with orders for its other clients where: (i) such aggregation or bunching of orders is not inconsistent with the Fund’s investment objectives, policies and procedures, (ii) the allocation of the securities so purchased or sold, as well as the allocation of expenses incurred in any such transaction, shall be made by the Sub-Adviser in a manner that complies with the trade allocation policies and procedures approved by the Board and is fair and equitable in the judgment of the Sub-Adviser and is consistent with the Sub-Adviser’s fiduciary obligations to the Fund and each of its other clients.

4.	Books, Records and Regulatory Filings

(a) The Sub-Adviser agrees to maintain and to preserve for the applicable periods any such records as are required to be maintained by the Sub-Adviser with respect to the Fund by the 1940 Act and rules adopted thereunder, and by any other applicable laws, rules and regulations. The Sub-Adviser further agrees that all records that it maintains for the Fund are the property of the Fund and it will promptly surrender any of such records upon request; provided, however, that the Sub-Adviser may retain copies of such records for the applicable periods they are required by law to be retained, and thereafter shall destroy such records.

(b) The Sub-Adviser agrees that it shall furnish to regulatory authorities having the requisite authority any information or reports in connection with its services hereunder that may be requested in order to determine whether the operations of the Fund are being conducted in accordance with applicable laws, rules and regulations.

(c) The Sub-Adviser shall make all filings with the SEC required of it pursuant to Section 13 of the 1934 Act with respect to its duties as are set forth herein. The Sub-Adviser also shall make all required filings on Schedule 13D or 13G and Form 13F (as well as other filings triggered by ownership in securities under other applicable laws, rules and regulations) in respect of the Portfolio as may be required of the Fund due to the activities of the Sub-Adviser. The Sub-Adviser shall be the sole filer of Form 13F with respect to the Portfolio of the Fund.

5.	Class Action Filings

The Sub-Adviser is not responsible for making any class action filings on behalf of the Trust.

6.	Standard of Care, Limitation of Liability and Indemnification

(a) The Sub-Adviser shall exercise its best judgment in rendering the services under this Agreement. The Sub-Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust, the Adviser or the Fund, or affiliated persons of the Adviser or the Fund (collectively, the “Adviser Indemnitees”) in connection with the matters to which this Agreement relates except a loss resulting from the Sub-Adviser’s willful misfeasance, bad faith or gross negligence in the performance of its obligations and duties, or by reason of its reckless disregard of its obligations and duties, under this Agreement; provided, however, that nothing herein shall be deemed to protect or purport to protect the Sub-Adviser against any liability to the Adviser Indemnitees for, and the Sub-Adviser shall indemnify and hold harmless the Adviser Indemnitees from, any and all claims, losses, expenses, obligations and liabilities (including reasonable attorney’s fees) to which any of the Adviser Indemnitees may become subject arising out of or resulting from (i) the Sub-Adviser causing the Fund to be in violation of any applicable federal or state law, rule or regulation or any investment policy or restriction set forth in the Fund’s current Registration Statement or the most current written guidelines, policies or instruction provided in writing by the Board or the Adviser, (ii) the Sub-Adviser causing the Fund to fail to satisfy the requirements set forth in Section 2(i) hereof, (iii) any untrue statement of a material fact contained in the Registration Statement, proxy materials, reports, advertisements, sales literature, or other materials pertaining to the Sub-Adviser or the Portfolio managed by the Sub-Adviser or the omission to state therein a material fact known to the Sub-Adviser that was required to be stated therein or necessary to make the statements therein not misleading, if such statement or omission was made in reliance upon information furnished to the Adviser or the Trust by the Sub-Adviser for use therein, or (iv) a breach of this Agreement by the Sub-Adviser. In addition, the Sub-Adviser shall indemnify and hold harmless the Trust and the Fund from any and all claims, losses, expenses, obligations and liabilities (including reasonable attorney’s fees) to which either the Trust or the Fund may become subject directly arising out of or resulting from a breach of fiduciary duty by the Sub-Adviser under Section 36(b) of the 1940 Act (“Section 36(b))” with respect to the receipt of compensation for its services under this Agreement. The Sub-Adviser shall also indemnify and hold harmless Adviser and the Independent Trustees for any costs and expenses (including reasonable attorney’s fees) incurred in responding to a subpoena or request for information issued in connection with a Section 36(b) proceeding involving the Sub-Adviser. Notwithstanding the foregoing, nothing contained in this Agreement shall constitute a waiver or limitation of rights that the Trust or the Fund may have under federal or state securities laws.

(b) The Sub-Adviser is hereby expressly put on notice of the limitation of shareholder liability as set forth in the Trust Instrument or other organizational document of the Trust and agrees that any obligations of the Trust or the Fund arising in connection with this Agreement shall be limited in all cases to the Fund and its assets, and the Sub-Adviser shall not seek satisfaction of any such obligation from any other fund of the Trust or the shareholders or any individual shareholder of the Fund. Nor shall the Sub-Adviser seek satisfaction of any such obligation from the trustees of the Trust (each, a “Trustee” and, together, the “Trustees”) or any individual Trustee or any officers.

(c) As used in this Section 6, the term “Sub-Adviser” shall include any officers, directors, employees, independent contractors or other affiliates of the Sub-Adviser performing services with respect to the Fund.

(d) The Adviser agrees to indemnify and hold harmless the Sub-Adviser from and against any and all claims, losses, expenses, obligations and liabilities (including reasonable attorney’s fees) to which the Sub-Adviser may become subject directly arising out of or resulting from, the Adviser’s willful misfeasance, bad faith or gross negligence in the performance of its obligations and duties under this Agreement, or by reason of its reckless disregard of its obligations and duties under this Agreement.

(e) For the avoidance of doubt, the parties agree that the Sub-Adviser’s liability and indemnity obligations in connection with the services under this Agreement shall be governed by this Section 6, notwithstanding any additional and/or conflicting terms contained in any policies, guidelines or similar materials of the Sub-Adviser.

7.	Compensation

The Sub-Adviser shall be compensated for the services rendered pursuant to this Agreement in accordance with the terms set forth on Schedule A attached hereto.

8.	Expenses

The Sub-Adviser will bear all expenses in connection with the performance of its services under this Agreement, excluding those costs of the Fund associated with brokerage activities. The Sub-Adviser shall bear all expenses and costs of the Trust (including reasonable attorney’s fees), if any, arising out of a termination or possible termination of this Agreement as a result of an assignment caused by a change of control or management of the Sub-Adviser, including the preparation and mailing of an information statement to shareholders pursuant to a “manager-of-managers” exemptive order from the SEC, or the preparation, mailing, solicitation and other costs associated with the use of a proxy statement relating to a shareholder vote in respect of a new sub-advisory agreement. The foregoing obligations of the Sub-Adviser shall apply in any circumstance in which the Adviser, in consultation with internal or outside counsel to the Trust, deems that an actual or possible assignment of this Agreement has or may occur, and determines that an information statement should be used, or a vote of shareholders should be obtained, as the case may be.

9.	Services to Other Companies or Accounts

The investment advisory services of the Sub-Adviser to the Fund under this Agreement are not to be deemed exclusive, and the Sub-Adviser shall be free to render similar services to other investment companies and clients (whether or not their investment objective and policies are similar those of the Fund) and to engage in other activities, provided that such other services and activities do not interfere with or impair the Sub-Adviser’s ability to fulfill its duties and obligations under this Agreement. If the Sub-Adviser provides any advice to its clients concerning investment in the shares of the Fund, the Sub-Adviser shall act solely for such clients in that regard and not in any way on behalf of the Adviser, the Trust or the Fund.

10.	Compliance Matters

(a) The Sub-Adviser understands and agrees that it is a “service provider” to the Trust as contemplated by Rule 38a-1 under the 1940 Act. As such, the Sub-Adviser agrees to cooperate fully with the Adviser and the Trust and its Trustees and officers, including the Fund’s CCO, with respect to (i) any and all compliance-related matters, and (ii) the Trust’s efforts to assure that each of its service providers adopts and maintains policies and procedures that are reasonably designed to prevent violation of the “federal securities laws” (as that term is defined by Rule 38a-1) by the Trust, the Adviser and the Sub-Adviser. In this regard, the Sub-Adviser shall:

(1) submit to the Board for its consideration and approval, prior to the effective date of this Agreement, the Sub-Adviser’s compliance program, it being understood that the Sub-Adviser’s obligation under Section 2(e) of this Agreement to vote all proxies solicited by or with respect to the issuers of securities in which the assets of the Portfolio may be invested shall be subject to the fulfillment of the condition that the Board approve the Sub-Adviser’s proxy voting policies and procedures;

(2) submit annually (and at such other times as the Trust may reasonably request) to the Fund’s CCO and the Adviser for consideration by the Board, a report discussing the adequacy and effectiveness of the Sub-Adviser’s compliance program, and fully describing any material amendments to such compliance program since the most recent such report;

(3) provide periodic reports, certifications and information concerning the Sub-Adviser’s compliance program including, but not limited to, the following;

(i) Quarterly Compliance Certifications, including any required attachments, no later than the tenth (10th) business day after each calendar quarter; and

(ii) Annual Report on Code of Ethics Matters, including any required attachments, no later than the fifteenth (15th) business day of October each year.

(4) provide the Adviser and the Trust and its Trustees and officers with reasonable access to information regarding the Sub-Adviser’s compliance program, which access shall include on-site visits with the Sub-Adviser as may be reasonably requested from time to time;

(5) permit the Adviser and the Trust and its Trustees and officers to maintain an active working relationship with the Sub-Adviser’s compliance personnel by, among other things, providing the Adviser and the Fund’s CCO and other officers with a specified individual within the Sub-Adviser’s organization to discuss and address compliance-related matters;

(6) provide the Adviser and its chief compliance officer and the Trust and its Trustees and officers, including the Fund’s CCO, with such certifications as may be reasonably requested; and

(7) reasonably cooperate with any independent registered public accounting firm engaged by the Trust, ensure that all reasonably necessary information and the appropriate personnel are made available to such independent registered public accounting firm, to support the expression of the independent registered public accounting firm’s opinion, and each year provide the Adviser and such independent registered public accounting firm with a copy of the most recent SSAE 16 Report prepared by the Sub-Adviser’s independent auditors regarding the Sub-Adviser’s internal controls.

(b) The Sub-Adviser represents, warrants and covenants that it has implemented and shall maintain a compliance program in accordance with the requirements of Rule 206(4)-7 under the Advisers Act.

11.	Duration and Termination

(a) This Agreement shall be effective immediately as of the date set forth above and shall continue in effect for two years from its effective date with respect to the Fund, unless sooner terminated as provided herein, and shall continue year to year thereafter, provided each continuance is specifically approved at least annually by (i) the vote of a majority of the Trustees or (ii) a vote of a “majority” (as defined in the 1940 Act) of the Fund’s outstanding voting securities, provided that in either event the continuance is also approved by a majority of the Trustees who are neither (A) parties to this Agreement nor (B) “interested persons” (as defined in the 1940 Act) of any party to this Agreement, by vote cast in person (to the extent required by the 1940 Act) at a meeting called for the purpose of voting on such approval.

(b) This Agreement is terminable with respect to the Fund, without penalty, on sixty (60) days’ written notice to the Sub-Adviser: (i) by the Trust, pursuant to (A) action by the Board or (B) the vote of the holders of a “majority” (as defined in the 1940 Act) of the shares of the Fund or (ii) by the Adviser. This Agreement is terminable with respect to the Fund, without penalty, by the Sub-Adviser upon ninety (90) days’ written notice to the Adviser and the Trust. In addition, this Agreement will terminate with respect to the Fund in the event of the termination of the Advisory Agreement with respect to the Fund. This Agreement will be terminated automatically in the event of its “assignment” (as defined in the 1940 Act).

(c) In the event of a termination of this Agreement for any reason with respect to the Fund, the Sub-Adviser shall reasonably cooperate with any transition manager or successor investment sub-adviser and with the Adviser in transitioning the management of the Portfolio to one or more new sub-advisers or to the Adviser, including, without limitation, providing the transition manager, at such intervals as the transition manager may request, with a list of holdings for the Portfolio and such other information as required by the transition management agreement, into which the Adviser and the transition manager will, at that time, enter. The Sub-Adviser shall deliver to Adviser all periodic compliance reports, certifications and information applicable to the period of Sub-Adviser’s services provided under this Agreement, including annual compliance reports and certifications.

(d) Termination of this Agreement shall not affect the rights or obligations of the Adviser, the Adviser Indemnitees and the Sub-Adviser under Section 6 of this Agreement.

12.	Use of Name

(a) The Sub-Adviser hereby consents to the use of its name and the names of its affiliates in the Fund’s disclosure documents, shareholder communications, advertising, sales literature and similar communications. The Sub-Adviser shall not use the name or any tradename, trademark, trade device, service mark, symbol or any abbreviation, contraction or simulation thereof of the Adviser, the Trust, the Fund or any of their affiliates in its marketing materials unless it first receives prior written approval of the Trust and the Adviser.

(b) It is understood that the name of each party to this Agreement, and any derivatives thereof or logos associated with that name, is the valuable property of the party in question and its affiliates, and that each other party has the right to use such names pursuant to the relationship created by, and in accordance with the terms of, this Agreement only so long as this Agreement shall continue in effect. Upon termination of this Agreement, the parties shall forthwith cease to use the names of the other parties (or any derivative or logo) as appropriate and to the extent that continued use is not required by applicable laws, rules and regulations.

13.	Confidential Information

(a) Each party agrees that it will treat confidentially all information provided by any other party (the “Discloser”) regarding the Discloser’s businesses and operations, including without limitation the investment activities or holdings of the Portfolio or the Fund (“Confidential Information”). All Confidential Information provided by the Discloser shall be used only by the other party hereto (the “Recipient”) solely for the purposes of rendering services pursuant to this Agreement, and shall not be disclosed to any third party, without the prior consent of the Discloser, except for a limited number of employees, attorneys, accountants and other advisers of the Recipient and its affiliates on a need-to-know basis and solely for the purposes of rendering services under this Agreement.

(b) Confidential Information shall not include any information that: (i) is public when provided or thereafter becomes public through no wrongful act of the Recipient; (ii) is demonstrably known to the Recipient prior to execution of this Agreement; (iii) is independently developed by the Recipient through no wrongful act of the Recipient in the ordinary course of business outside of this Agreement; (iv) is generally employed by the trade at the time that the Recipient learns of such information or knowledge; or (v) has been rightfully and lawfully obtained by the Recipient from any third party.

(c) In the event that the Recipient is requested or required (by deposition, interrogatories, requests for information or documents in legal proceedings, subpoenas, civil investigative demand or similar process), in connection with any proceeding, to disclose any of the Discloser’s Confidential Information, the Recipient will give the Discloser prompt written notice of such request or requirement to allow the Discloser an opportunity to obtain a protective order or otherwise obtain assurances that confidential treatment will be accorded to such Confidential Information. In the event that such protective order or other remedy is not obtained, disclosure shall be made of only that portion of the Confidential Information that is legally required to be disclosed. All Confidential Information disclosed as required by law shall nonetheless continue to be deemed Confidential Information.

14.	Amendment

This Agreement may be amended in writing signed by the parties to this Agreement in a manner that is in accordance with applicable laws, rules and regulations, as modified or interpreted by any applicable order, exemptive relief or interpretative release issued by the SEC.

15.	Notices

All notices hereunder shall be provided in writing, by facsimile or by email. Notices shall be deemed given if delivered in person or by messenger, certified mail with return receipt, or by a reputable overnight delivery service that provides evidence of receipt to the parties; upon receipt if sent by fax; or upon read receipt or reply if delivered by email, at the following addresses:

If to the Trust:	Fidelity Rutland Square Trust II
245 Summer Street
Boston, MA 02210
Attn.: Chief Legal Officer

If to the Adviser:	Strategic Advisers LLC
245 Summer Street
Boston, MA 02210
Attn.: Chief Operating Officer

With Copy to:	Strategic Advisers LLC
245 Summer Street
Boston, MA 02210
Attn.: Vice President, Portfolio Services

If to Sub-Adviser:	Attn: General Counsel
Geode Capital Management, LLC
100 Summer Street, 12th Floor
Boston, MA 02110

With Copy to:	Chief Operating Officer
Geode Capital Management, LLC
100 Summer Street, 12th Floor
Boston, MA 02110

16.	Miscellaneous

(a) This Agreement constitutes the full and complete agreement of the parties hereto with respect to the subject matter hereof.

(b) Titles or captions of sections in this Agreement are inserted only as a matter of convenience and for reference, and in no way define, limit, extend or describe the scope of this Agreement or the intent of any provisions thereof.

(c) This Agreement may be executed in several counterparts, all of which together shall for all purposes constitute one Agreement, binding on all the parties.

(d) This Agreement and the rights and obligations of the parties hereunder shall be governed by, and interpreted, construed and enforced in accordance with the laws of The Commonwealth of Massachusetts, without giving effect to the choice of laws provisions of that or any other jurisdiction. To the extent that the applicable laws of The Commonwealth of Massachusetts conflict with the applicable provisions of the 1940 Act, the latter shall control. The parties irrevocably consent to submit to the jurisdiction of any federal or state court sitting in The Commonwealth of Massachusetts.

(e) If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected hereby and, to this extent, the provisions of this Agreement shall be deemed to be severable.

(f) Notwithstanding anything herein to the contrary, the Sub-Adviser shall be an independent contractor. Nothing herein shall be construed as constituting the Sub-Adviser as an agent of the Adviser, the Trust or the Fund, except to the extent expressly authorized by this Agreement.

[The remainder of this page is intentionally left blank.]

Schedule A

Pursuant to Section 7 of the Investment Sub-Advisory Agreement (the “Agreement”) among Fidelity Rutland Square Trust II (“Trust”), on behalf of Strategic Advisers Emerging Markets Fund (the “Fund”), Strategic Advisers LLC (the “Adviser”) and Geode Capital Management, LLC (the “Sub-Adviser”), the Sub-Adviser shall be compensated for the services it performs on behalf of the Fund as follows:

1. For purposes of calculating the fee to be paid to the Sub-Adviser under this Agreement:

“Portfolio Assets” shall mean the portion of the net assets of the Fund managed by the Sub-Adviser pursuant to one or more of the following investment strategies as agreed to by the Adviser and the Sub-Adviser in a separately negotiated investment mandate: Enhanced Emerging Markets Small Cap Strategy (the a “Strategy”).

“Aggregated Assets” for a particular Strategy shall mean the assets of all registered investment companies managed by the Adviser that are managed by the Sub-Adviser pursuant to that Strategy, including Portfolio Assets.

2. The Adviser will pay the Sub-Adviser a fee, payable monthly, based on average daily Portfolio Assets (computed in the manner set forth in the Trust’s Trust Instrument) determined as of the close of business on each business day throughout the calendar month. The Sub-Adviser’s fee shall be calculated using the effective rate applicable to Aggregated Assets managed pursuant to a specific Strategy based on the following rate schedule.

Rate - Enhanced Emerging Markets Small Cap Strategy

0.75% (75 basis points) on the first $50 million

0.60% (60 basis points) thereafter

Subject to a $100,000 annual minimum fee when mandate is funded.

The Sub-Adviser’s fee shall be computed monthly and, within twelve business days of the end of each calendar month, the Adviser shall transmit to the Sub-Adviser the fee for the previous month. Payment shall be made in federal funds wired to a bank account designated by the Sub-Adviser. If this Agreement becomes effective or terminates before the end of any month, the fee (if any) for the period from the effective date to the end of such month or from the beginning of such month to the date of termination, as the case may be, shall be prorated on the basis of the number of business days it is so in effect for that month.

The Sub-Adviser agrees to look exclusively to the Adviser, and not to any assets of the Trust or the Fund, for the payment of the Sub-Adviser’s fees arising under this Section 2.

The Sub-Adviser agrees that the fee rates paid to the Sub-Adviser pursuant to this Schedule A shall not be in excess of the fee rates at equivalent asset size charged by the Sub-Adviser to any other client with respect to a fund or account being managed by the Sub-Adviser having a substantially similar investment objective, style and strategy as the Portfolio; provided, however, that the foregoing shall not apply to any client fund or account (i) whose fees are structured to include a performance-based fee component, (ii) that is disclosed to, and whose rate is exempted in writing by, the Adviser prior to the Board’s initial approval of the fee schedule for the applicable Strategy, or (iii) that is otherwise exempted by the Board and the Adviser.

EXHIBIT 3

FORM OF

SUB-SUBADVISORY AGREEMENT

between

FIAM LLC

and

FMR INVESTMENT MANAGEMENT (UK) LIMITED

AGREEMENT as of this 7th day of June 2018, by and between FIAM LLC, a Delaware limited liability company with principal offices at 900 Salem Street, Smithfield, Rhode Island (hereinafter called the “Sub-advisor”), and FMR Investment Management (UK) Limited (hereinafter called the “Sub-Subadvisor”).

WHEREAS the Sub-Advisor has entered into various investment sub-advisory agreements (each a “Sub-Advisory Agreement ”) with those Delaware statutory trusts, each a registered investment company issuing one or more series of shares of beneficial interest (each a “Trust”) on behalf of each of their respective portfolios listed on Schedule A attached hereto, as the same may be amended from time to time (each a “Portfolio”) and the adviser to those trusts, Strategic Advisers LLC (“Adviser”), a Delaware limited liability company, pursuant to which the Sub-Advisor acts as investment sub-advisor to each of the Portfolios; and

WHEREAS the Sub-Subadvisor and its subsidiaries and other affiliated persons have personnel in various locations throughout the world and have been formed in part for the purpose of researching and compiling information and recommendations with respect to the economies of various countries, and securities of issuers located in such countries, and providing investment advisory services in connection therewith;

NOW, THEREFORE, in consideration of the premises and the mutual promises hereinafter set forth, the Trust, the Sub-Advisor and the Sub-Subadvisor agree as follows:

1. Duties: The Sub-Advisor may, in its discretion, appoint the Sub-Subadvisor to perform one or more of the following services with respect to all or a portion of the investments of the Portfolio. The services and the portion of the investments of the Portfolio to be advised or managed by the Sub-Subadvisor shall be as agreed upon from time to time by the Sub-Advisor and the Sub-Subadvisor. The Sub-Subadvisor shall pay the salaries and fees of all personnel of the Sub-Subadvisor performing services for the Portfolio relating to research, statistical and investment activities.

(a) Investment Advice: If and to the extent requested by the Sub-Advisor, the Sub-Subadvisor shall provide investment advice to the Portfolio and the Sub-Advisor with respect to all or a portion of the investments of the Portfolio, and in connection with such advice shall furnish the Portfolio and the Sub-Advisor such factual information, research reports and investment recommendations as the Sub-Advisor may reasonably require. Such information may include written and oral reports and analyses.

(b) Investment Management: If and to the extent requested by the Sub-Advisor, the Sub-Subadvisor shall, subject to the supervision of the Sub-Advisor, manage all or a portion of the investments of the Portfolio in accordance with the investment objective, policies and limitations provided in the Portfolio’s Prospectus or other governing instruments, as amended from time to time, the Investment Company Act of 1940 (the “1940 Act”) and rules thereunder, as amended from time to time, and such other limitations as the Trust or Sub-Advisor may impose with respect to the Portfolio by notice to the Sub-Subadvisor. With respect to the portion of the investments of the Portfolio under its management, the Sub-Subadvisor is authorized to make investment decisions on behalf of the Portfolio with regard to any stock, bond, other security or investment instrument, and to place orders for the purchase and sale of such securities through such broker-dealers as the Sub-Subadvisor may select. The Sub-Subadvisor may also be authorized, but only to the extent such duties are delegated in writing by the Sub-Advisor, to provide additional investment management services to the Portfolio, including but not limited to services such as managing foreign currency investments, purchasing and selling or writing futures and options contracts, borrowing money or lending securities on behalf of the Portfolio. All investment management and any other activities of the Sub-Subadvisor shall at all times be subject to the control and direction of the Sub-Advisor and the Trust’s Board of Trustees.

(c) Subsidiaries and Affiliates: The Sub-Subadvisor may perform any or all of the services contemplated by this Agreement directly or through such of its subsidiaries or other affiliated persons as the Sub-Subadvisor shall determine; provided, however, that performance of such services through such subsidiaries or other affiliated persons shall have been approved by the Trust to the extent required pursuant to the 1940 Act and rules thereunder.

2. Information to be Provided to the Trust and the Sub-Advisor: The Sub-Subadvisor shall furnish such reports, evaluations, information or analyses to the Trust and the Sub-Advisor as the Trust’s Board of Trustees or the Sub-Advisor may reasonably request from time to time, or as the Sub-Subadvisor may deem to be desirable.

3. Brokerage: In connection with the services provided under subparagraph (b) of paragraph 1 of this Agreement, the Sub-Subadvisor shall place all orders for the purchase and sale of portfolio securities for the Portfolio’s account with brokers or dealers selected by the Sub-Subadvisor, which may include brokers or dealers affiliated with the Sub-Advisor or Sub-Subadvisor. The Sub-Subadvisor shall use its best efforts to seek to execute portfolio transactions at prices which are advantageous to the Portfolio and at commission rates which are reasonable in relation to the benefits received. In selecting brokers or dealers qualified to execute a particular transaction, brokers or dealers may be selected who also provide brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) to the Portfolio and/or to the other accounts over which the Sub-Subadvisor or Sub-Advisor exercise investment discretion. The Sub-Subadvisor is authorized to pay a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for the Portfolio which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the Sub-Subadvisor determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer. This determination may be viewed in terms of either that particular transaction or the overall responsibilities which the Sub-Subadvisor has with respect to accounts over which it exercises investment discretion. The Trustees of the Trust shall periodically review the commissions paid by the Portfolio to determine if the commissions paid over representative periods of time were reasonable in relation to the benefits to the Portfolio.

4. Compensation: The Sub-Advisor shall compensate the Sub-Subadvisor on the following basis for the services to be furnished hereunder.

(a) Investment Advisory Fee: For services provided under subparagraph (a) of paragraph 1 of this Agreement, the Sub-Advisor agrees to pay the Sub-Subadvisor a monthly Sub-Subadvisory Fee. The Sub-Subadvisory Fee shall be equal to 110% of the Sub-Subadvisor’s costs incurred in connection with rendering the services referred to in subparagraph (a) of paragraph 1 of this Agreement. The Sub-Subadvisory Fee shall not be reduced to reflect expense reimbursements or fee waivers by the Sub-Advisor, if any, in effect from time to time.

(b) Investment Management Fee: For services provided under subparagraph (b) of paragraph 1 of this Agreement, the Sub-Advisor agrees to pay the Sub-Subadvisor a monthly Investment Management Fee. The Investment Management Fee shall be equal to: (i) 50% of the monthly management fee rate (including performance adjustments, if any) that the Portfolio is obligated to pay the Sub-Advisor under its Sub-Advisory Agreement with the Sub-Advisor, multiplied by: (ii) the fraction equal to the net assets of the Portfolio as to which the Sub-Subadvisor shall have provided investment management services divided by the net assets of the Portfolio for that month; provided, however, that the Investment Management Fee paid to the Sub-Subadvisor for any period hereunder shall in all circumstances be an amount not less than 110% of the Sub-Subadvisor’s costs incurred in connection with rendering the services referred to in subparagraph (b) of paragraph 1 of this Agreement (but in no event will the Investment Management Fee paid to the Sub-Subadvisor exceed the management fee paid to the Sub-Advisor pursuant to its management contract with respect to the Portfolio) (the minimum fee described in this proviso being referred to herein as the “Minimum Investment Management Fee”). If in any fiscal year the aggregate expenses of the Portfolio exceed any applicable expense limitation imposed by any state or federal securities laws or regulations, and the Sub-Advisor waives all or a portion of its management fee or reimburses the Portfolio for expenses to the extent required to satisfy such limitation, the Investment Management Fee paid to the Sub-Subadvisor will be reduced by 50% of the amount of such waivers or reimbursements multiplied by the fraction determined in (ii), subject to the Minimum Investment Management Fee. If the Sub-Subadvisor reduces its fees to reflect such waivers or reimbursements and the Sub-Advisor subsequently recovers all or any portion of such waivers or reimbursements, then the Sub-Subadvisor shall be entitled to receive from the Sub-Advisor a proportionate share of the amount recovered.

(c) Provision of Multiple Services: If the Sub-Subadvisor shall have provided both investment advisory services under subparagraph (a) and investment management services under subparagraph (b) of paragraph (1) for the same portion of the investments of the Portfolio for the same period, the fees paid to the Sub-Advisor with respect to such investments shall be calculated exclusively under subparagraph (b) of this paragraph 4.

5. Expenses: It is understood that the Portfolio will pay all of its expenses other than those expressly stated to be payable by the Sub-Subadvisor hereunder or by the Sub-Advisor under the Sub-Advisory Agreement with the Portfolio.

6. Interested Persons: It is understood that Trustees, officers, and shareholders of the Trust are or may be or become interested in the Sub-Advisor or the Sub-Subadvisor as directors, officers or otherwise and that directors, officers and stockholders of the Sub-Advisor or the Sub-Subadvisor are or may be or become similarly interested in the Trust, and that the Sub-Advisor or the Sub-Subadvisor may be or become interested in the Trust as a shareholder or otherwise.

7. Services to Other Companies or Accounts: The services of the Sub-Subadvisor to the Sub-Advisor are not to be deemed to be exclusive, the Sub-Subadvisor being free to render services to others and engage in other activities, provided, however, that such other services and activities do not, during the term of this Agreement, interfere, in a material manner, with the Sub-Subadvisor’s ability to meet all of its obligations hereunder. The Sub-Subadvisor shall for all purposes be an independent contractor and not an agent or employee of the Sub-Advisor or the Trust.

8. Standard of Care: In the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties hereunder on the part of the Sub-Subadvisor, the Sub-Subadvisor shall not be subject to liability to the Sub-Advisor, the Trust or to any shareholder of the Portfolio for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security.

9. Duration and Termination of Agreement; Amendments:

(a)

Subject to prior termination as provided in subparagraph (d) of this paragraph 9, this Agreement shall continue in force until September 30, 2019 and indefinitely thereafter, but only so long as the continuance after such period shall be specifically approved at least annually by vote of the Trust’s Board of Trustees or by vote of a majority of the outstanding voting securities of the Portfolio.

(b)

This Agreement may be modified by mutual consent of the Sub-Advisor, the Sub-Subadvisor and the Portfolio subject to the provisions of Section 15 of the 1940 Act, as modified by or interpreted by any applicable order or orders of the Securities and Exchange Commission (the “Commission”) or any rules or regulations adopted by, or interpretative releases or no-action letters of, the Commission or its staff.

(c)

In addition to the requirements of subparagraphs (a) and (b) of this paragraph 9, the terms of any continuance or modification of this Agreement must have been approved by the vote of a majority of those Trustees of the Trust who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval.

(d)

Either the Sub-Advisor, the Sub-Subadvisor or the Portfolio may, at any time on sixty (60) days’ prior written notice to the other parties, terminate this Agreement, without payment of any penalty, by action of its Board of Trustees or Directors, or with respect to the Portfolio by vote of a majority of its outstanding voting securities. This Agreement shall terminate automatically in the event of its assignment.

10. Limitation of Liability: The Sub-Subadvisor is hereby expressly put on notice of the limitation of shareholder liability as set forth in the Declaration of Trust or other organizational document of the Trust and agrees that any obligations of the Trust or the Portfolio arising in connection with this Agreement shall be limited in all cases to the Portfolio and its assets, and the Sub-Subadvisor shall not seek satisfaction of any such obligation from the shareholders or any shareholder of the Portfolio. Nor shall the Sub-Subadvisor seek satisfaction of any such obligation from the Trustees or any individual Trustee.

11. Governing Law: This Agreement shall be governed by, and construed in accordance with, the laws of the Commonwealth of Massachusetts, without giving effect to the choice of laws provisions thereof.

The terms “registered investment company,” “vote of a majority of the outstanding voting securities,” “assignment,” and “interested persons,” when used herein, shall have the respective meanings specified in the 1940 Act as now in effect or as hereafter amended, and subject to such orders or no-action letters as may be granted by the Commission or its staff.

[The remainder of this page is intentionally left blank.]

SCHEDULE A

Portfolios Covered by the Sub-Subadvisory Agreement, dated as of June 7, 2018 between

FIAM LLC

and

FMR Investment Management (UK) Limited

Portfolio	Approval Date
Strategic Advisers Conservative U.S. Equity Fund	June 7, 2018
Strategic Advisers Fidelity Core Income Fund	June 7, 2018
Strategic Advisers Fidelity Emerging Markets Fund	September 13, 2018
Strategic Advisers Large Cap Fund	June 3, 2020
[Strategic Advisers Core Fund]	[ , ]
[Strategic Advisers Core Income Fund]	[ , ]
[Strategic Advisers Emerging Markets Fund]	[ , ]
[Strategic Advisers Fidelity International Fund]	[ , ]
[Strategic Advisers Growth Fund]	[ , ]
[Strategic Advisers Income Opportunities Fund]	[ , ]
[Strategic Advisers International Fund]	[ , ]
[Strategic Advisers Short Duration Fund]	[ , ]
[Strategic Advisers Small-Mid Cap Fund]	[ , ]
[Strategic Advisers Value Fund]	[ , ]

EXHIBIT 4

FORM OF

SUB-SUBADVISORY AGREEMENT

between

FIAM LLC

and

FIDELITY MANAGEMENT & RESEARCH (HONG KONG) LIMITED

AGREEMENT as of this 7th day of June 2018, by and between FIAM LLC, a Delaware limited liability company with principal offices at 900 Salem Street, Smithfield, Rhode Island (hereinafter called the “Sub-advisor”), and Fidelity Management & Research (Hong Kong) Limited (hereinafter called the “Sub-Subadvisor”).

WHEREAS the Sub-Advisor has entered into various investment sub-advisory agreements (each a “Sub-Advisory Agreement ”) with those Delaware statutory trusts, each a registered investment company issuing one or more series of shares of beneficial interest (each a “Trust”) on behalf of each of their respective portfolios listed on Schedule A attached hereto, as the same may be amended from time to time (each a “Portfolio”) and the adviser to those trusts, Strategic Advisers LLC (“Adviser”), a Delaware limited liability company, pursuant to which the Sub-Advisor acts as investment sub-advisor to each of the Portfolios; and

WHEREAS the Sub-Subadvisor and its subsidiaries and other affiliated persons have personnel in various locations throughout the world and have been formed in part for the purpose of researching and compiling information and recommendations with respect to the economies of various countries, and securities of issuers located in such countries, and providing investment advisory services in connection therewith;

NOW, THEREFORE, in consideration of the premises and the mutual promises hereinafter set forth, the Trust, the Sub-Advisor and the Sub-Subadvisor agree as follows:

1. Duties: The Sub-Advisor may, in its discretion, appoint the Sub-Subadvisor to perform one or more of the following services with respect to all or a portion of the investments of the Portfolio. The services and the portion of the investments of the Portfolio to be advised or managed by the Sub-Subadvisor shall be as agreed upon from time to time by the Sub-Advisor and the Sub-Subadvisor. The Sub-Subadvisor shall pay the salaries and fees of all personnel of the Sub-Subadvisor performing services for the Portfolio relating to research, statistical and investment activities.

(a) Investment Advice: If and to the extent requested by the Sub-Advisor, the Sub-Subadvisor shall provide investment advice to the Portfolio and the Sub-Advisor with respect to all or a portion of the investments of the Portfolio, and in connection with such advice shall furnish the Portfolio and the Sub-Advisor such factual information, research reports and investment recommendations as the Sub-Advisor may reasonably require. Such information may include written and oral reports and analyses.

(b) Investment Management: If and to the extent requested by the Sub-Advisor, the Sub-Subadvisor shall, subject to the supervision of the Sub-Advisor, manage all or a portion of the investments of the Portfolio in accordance with the investment objective, policies and limitations provided in the Portfolio’s Prospectus or other governing instruments, as amended from time to time, the Investment Company Act of 1940 (the “1940 Act”) and rules thereunder, as amended from time to time, and such other limitations as the Trust or Sub-Advisor may impose with respect to the Portfolio by notice to the Sub-Subadvisor. With respect to the portion of the investments of the Portfolio under its management, the Sub-Subadvisor is authorized to make investment decisions on behalf of the Portfolio with regard to any stock, bond, other security or investment instrument, and to place orders for the purchase and sale of such securities through such broker-dealers as the Sub-Subadvisor may select. The Sub-Subadvisor may also be authorized, but only to the extent such duties are delegated in writing by the Sub-Advisor, to provide additional investment management services to the Portfolio, including but not limited to services such as managing foreign currency investments, purchasing and selling or writing futures and options contracts, borrowing money or lending securities on behalf of the Portfolio. All investment management and any other activities of the Sub-Subadvisor shall at all times be subject to the control and direction of the Sub-Advisor and the Trust’s Board of Trustees.

(c) Subsidiaries and Affiliates: The Sub-Subadvisor may perform any or all of the services contemplated by this Agreement directly or through such of its subsidiaries or other affiliated persons as the Sub-Subadvisor shall determine; provided, however, that performance of such services through such subsidiaries or other affiliated persons shall have been approved by the Trust to the extent required pursuant to the 1940 Act and rules thereunder.

2. Information to be Provided to the Trust and the Sub-Advisor: The Sub-Subadvisor shall furnish such reports, evaluations, information or analyses to the Trust and the Sub-Advisor as the Trust’s Board of Trustees or the Sub-Advisor may reasonably request from time to time, or as the Sub-Subadvisor may deem to be desirable.

3. Brokerage: In connection with the services provided under subparagraph (b) of paragraph 1 of this Agreement, the Sub-Subadvisor shall place all orders for the purchase and sale of portfolio securities for the Portfolio’s account with brokers or dealers selected by the Sub-Subadvisor, which may include brokers or dealers affiliated with the Sub-Advisor or Sub-Subadvisor. The Sub-Subadvisor shall use its best efforts to seek to execute portfolio transactions at prices which are advantageous to the Portfolio and at commission rates which are reasonable in relation to the benefits received. In selecting brokers or dealers qualified to execute a particular transaction, brokers or dealers may be selected who also provide brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) to the Portfolio and/or to the other accounts over which the Sub-Subadvisor or Sub-Advisor exercise investment discretion. The Sub-Subadvisor is authorized to pay a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for the Portfolio which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the Sub-Subadvisor determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer. This determination may be viewed in terms of either that particular transaction or the overall responsibilities which the Sub-Subadvisor has with respect to accounts over which it exercises investment discretion. The Trustees of the Trust shall periodically review the commissions paid by the Portfolio to determine if the commissions paid over representative periods of time were reasonable in relation to the benefits to the Portfolio.

4. Compensation: The Sub-Advisor shall compensate the Sub-Subadvisor on the following basis for the services to be furnished hereunder.

(a) Investment Advisory Fee: For services provided under subparagraph (a) of paragraph 1 of this Agreement, the Sub-Advisor agrees to pay the Sub-Subadvisor a monthly Sub-Subadvisory Fee. The Sub-Subadvisory Fee shall be equal to 110% of the Sub-Subadvisor’s costs incurred in connection with rendering the services referred to in subparagraph (a) of paragraph 1 of this Agreement. The Sub-Subadvisory Fee shall not be reduced to reflect expense reimbursements or fee waivers by the Sub-Advisor, if any, in effect from time to time.

(b) Investment Management Fee: For services provided under subparagraph (b) of paragraph 1 of this Agreement, the Sub-Advisor agrees to pay the Sub-Subadvisor a monthly Investment Management Fee. The Investment Management Fee shall be equal to: (i) 50% of the monthly management fee rate (including performance adjustments, if any) that the Portfolio is obligated to pay the Sub-Advisor under its Sub-Advisory Agreement with the Sub-Advisor, multiplied by: (ii) the fraction equal to the net assets of the Portfolio as to which the Sub-Subadvisor shall have provided investment management services divided by the net assets of the Portfolio for that month; provided, however, that the Investment Management Fee paid to the Sub-Subadvisor for any period hereunder shall in all circumstances be an amount not less than 110% of the Sub-Subadvisor’s costs incurred in connection with rendering the services referred to in subparagraph (b) of paragraph 1 of this Agreement (but in no event will the Investment Management Fee paid to the Sub-Subadvisor exceed the management fee paid to the Sub-Advisor pursuant to its management contract with respect to the Portfolio) (the minimum fee described in this proviso being referred to herein as the “Minimum Investment Management Fee”). If in any fiscal year the aggregate expenses of the Portfolio exceed any applicable expense limitation imposed by any state or federal securities laws or regulations, and the Sub-Advisor waives all or a portion of its management fee or reimburses the Portfolio for expenses to the extent required to satisfy such limitation, the Investment Management Fee paid to the Sub-Subadvisor will be reduced by 50% of the amount of such waivers or reimbursements multiplied by the fraction determined in (ii), subject to the Minimum Investment Management Fee. If the Sub-Subadvisor reduces its fees to reflect such waivers or reimbursements and the Sub-Advisor subsequently recovers all or any portion of such waivers or reimbursements, then the Sub-Subadvisor shall be entitled to receive from the Sub-Advisor a proportionate share of the amount recovered.

(c) Provision of Multiple Services: If the Sub-Subadvisor shall have provided both investment advisory services under subparagraph (a) and investment management services under subparagraph (b) of paragraph (1) for the same portion of the investments of the Portfolio for the same period, the fees paid to the Sub-Advisor with respect to such investments shall be calculated exclusively under subparagraph (b) of this paragraph 4.

5. Expenses: It is understood that the Portfolio will pay all of its expenses other than those expressly stated to be payable by the Sub-Subadvisor hereunder or by the Sub-Advisor under the Sub-Advisory Agreement with the Portfolio.

6. Interested Persons: It is understood that Trustees, officers, and shareholders of the Trust are or may be or become interested in the Sub-Advisor or the Sub-Subadvisor as directors, officers or otherwise and that directors, officers and stockholders of the Sub-Advisor or the Sub-Subadvisor are or may be or become similarly interested in the Trust, and that the Sub-Advisor or the Sub-Subadvisor may be or become interested in the Trust as a shareholder or otherwise.

7. Services to Other Companies or Accounts: The services of the Sub-Subadvisor to the Sub-Advisor are not to be deemed to be exclusive, the Sub-Subadvisor being free to render services to others and engage in other activities, provided, however, that such other services and activities do not, during the term of this Agreement, interfere, in a material manner, with the Sub-Subadvisor’s ability to meet all of its obligations hereunder. The Sub-Subadvisor shall for all purposes be an independent contractor and not an agent or employee of the Sub-Advisor or the Trust.

8. Standard of Care: In the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties hereunder on the part of the Sub-Subadvisor, the Sub-Subadvisor shall not be subject to liability to the Sub-Advisor, the Trust or to any shareholder of the Portfolio for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security.

9. Duration and Termination of Agreement; Amendments:

(a)

Subject to prior termination as provided in subparagraph (d) of this paragraph 9, this Agreement shall continue in force until September 30, 2019 and indefinitely thereafter, but only so long as the continuance after such period shall be specifically approved at least annually by vote of the Trust’s Board of Trustees or by vote of a majority of the outstanding voting securities of the Portfolio.

(b)

This Agreement may be modified by mutual consent of the Sub-Advisor, the Sub-Subadvisor and the Portfolio subject to the provisions of Section 15 of the 1940 Act, as modified by or interpreted by any applicable order or orders of the Securities and Exchange Commission (the “Commission”) or any rules or regulations adopted by, or interpretative releases or no-action letters of, the Commission or its staff.

(c)

In addition to the requirements of subparagraphs (a) and (b) of this paragraph 9, the terms of any continuance or modification of this Agreement must have been approved by the vote of a majority of those Trustees of the Trust who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval.

(d)

Either the Sub-Advisor, the Sub-Subadvisor or the Portfolio may, at any time on sixty (60) days’ prior written notice to the other parties, terminate this Agreement, without payment of any penalty, by action of its Board of Trustees or Directors, or with respect to the Portfolio by vote of a majority of its outstanding voting securities. This Agreement shall terminate automatically in the event of its assignment.

10. Limitation of Liability: The Sub-Subadvisor is hereby expressly put on notice of the limitation of shareholder liability as set forth in the Declaration of Trust or other organizational document of the Trust and agrees that any obligations of the Trust or the Portfolio arising in connection with this Agreement shall be limited in all cases to the Portfolio and its assets, and the Sub-Subadvisor shall not seek satisfaction of any such obligation from the shareholders or any shareholder of the Portfolio. Nor shall the Sub-Subadvisor seek satisfaction of any such obligation from the Trustees or any individual Trustee.

11. Governing Law: This Agreement shall be governed by, and construed in accordance with, the laws of the Commonwealth of Massachusetts, without giving effect to the choice of laws provisions thereof.

The terms “registered investment company,” “vote of a majority of the outstanding voting securities,” “assignment,” and “interested persons,” when used herein, shall have the respective meanings specified in the 1940 Act as now in effect or as hereafter amended, and subject to such orders or no-action letters as may be granted by the Commission or its staff.

[The remainder of this page is intentionally left blank.]

SCHEDULE A

Portfolios Covered by the Sub-Subadvisory Agreement, dated as of June 7, 2018 between

FIAM LLC

and

Fidelity Management & Research (Hong Kong) Limited

Portfolio	Approval Date
Strategic Advisers Conservative U.S. Equity Fund	June 7, 2018
Strategic Advisers Fidelity Core Income Fund	June 7, 2018
Strategic Advisers Fidelity Emerging Markets Fund	September 13, 2018
Strategic Advisers Large Cap Fund	June 3, 2020
[Strategic Advisers Core Fund]	[ , ]
[Strategic Advisers Core Income Fund]	[ , ]
[Strategic Advisers Emerging Markets Fund]	[ , ]
[Strategic Advisers Fidelity International Fund]	[ , ]
[Strategic Advisers Growth Fund]	[ , ]
[Strategic Advisers Income Opportunities Fund]	[ , ]
[Strategic Advisers International Fund]	[ , ]
[Strategic Advisers Short Duration Fund]	[ , ]
[Strategic Advisers Small-Mid Cap Fund]	[ , ]
[Strategic Advisers Value Fund]	[ , ]

EXHIBIT 5

FORM OF

SUB-SUBADVISORY AGREEMENT

between

FIAM LLC

and

FIDELITY MANAGEMENT & RESEARCH (JAPAN) LIMITED

AGREEMENT as of this 7th day of June 2018, by and between FIAM LLC, a Delaware limited liability company with principal offices at 900 Salem Street, Smithfield, Rhode Island (hereinafter called the “Sub-advisor”), and Fidelity Management & Research (Japan) Limited (hereinafter called the “Sub-Subadvisor”).

WHEREAS the Sub-Advisor has entered into various investment sub-advisory agreements (each a “Sub-Advisory Agreement ”) with those Delaware statutory trusts, each a registered investment company issuing one or more series of shares of beneficial interest (each a “Trust”) on behalf of each of their respective portfolios listed on Schedule A attached hereto, as the same may be amended from time to time (each a “Portfolio”) and the adviser to those trusts, Strategic Advisers LLC (“Adviser”), a Delaware limited liability company, pursuant to which the Sub-Advisor acts as investment sub-advisor to each of the Portfolios; and

WHEREAS the Sub-Subadvisor and its subsidiaries and other affiliated persons have personnel in various locations throughout the world and have been formed in part for the purpose of researching and compiling information and recommendations with respect to the economies of various countries, and securities of issuers located in such countries, and providing investment advisory services in connection therewith;

NOW, THEREFORE, in consideration of the premises and the mutual promises hereinafter set forth, the Trust, the Sub-Advisor and the Sub-Subadvisor agree as follows:

1. Duties: The Sub-Advisor may, in its discretion, appoint the Sub-Subadvisor to perform one or more of the following services with respect to all or a portion of the investments of the Portfolio. The services and the portion of the investments of the Portfolio to be advised or managed by the Sub-Subadvisor shall be as agreed upon from time to time by the Sub-Advisor and the Sub-Subadvisor. The Sub-Subadvisor shall pay the salaries and fees of all personnel of the Sub-Subadvisor performing services for the Portfolio relating to research, statistical and investment activities.

(a) Investment Advice: If and to the extent requested by the Sub-Advisor, the Sub-Subadvisor shall provide investment advice to the Portfolio and the Sub-Advisor with respect to all or a portion of the investments of the Portfolio, and in connection with such advice shall furnish the Portfolio and the Sub-Advisor such factual information, research reports and investment recommendations as the Sub-Advisor may reasonably require. Such information may include written and oral reports and analyses.

(b) Investment Management: If and to the extent requested by the Sub-Advisor, the Sub-Subadvisor shall, subject to the supervision of the Sub-Advisor, manage all or a portion of the investments of the Portfolio in accordance with the investment objective, policies and limitations provided in the Portfolio’s Prospectus or other governing instruments, as amended from time to time, the Investment Company Act of 1940 (the “1940 Act”) and rules thereunder, as amended from time to time, and such other limitations as the Trust or Sub-Advisor may impose with respect to the Portfolio by notice to the Sub-Subadvisor. With respect to the portion of the investments of the Portfolio under its management, the Sub-Subadvisor is authorized to make investment decisions on behalf of the Portfolio with regard to any stock, bond, other security or investment instrument, and to place orders for the purchase and sale of such securities through such broker-dealers as the Sub-Subadvisor may select. The Sub-Subadvisor may also be authorized, but only to the extent such duties are delegated in writing by the Sub-Advisor, to provide additional investment management services to the Portfolio, including but not limited to services such as managing foreign currency investments, purchasing and selling or writing futures and options contracts, borrowing money or lending securities on behalf of the Portfolio. All investment management and any other activities of the Sub-Subadvisor shall at all times be subject to the control and direction of the Sub-Advisor and the Trust’s Board of Trustees.

(c) Subsidiaries and Affiliates: The Sub-Subadvisor may perform any or all of the services contemplated by this Agreement directly or through such of its subsidiaries or other affiliated persons as the Sub-Subadvisor shall determine; provided, however, that performance of such services through such subsidiaries or other affiliated persons shall have been approved by the Trust to the extent required pursuant to the 1940 Act and rules thereunder.

2. Information to be Provided to the Trust and the Sub-Advisor: The Sub-Subadvisor shall furnish such reports, evaluations, information or analyses to the Trust and the Sub-Advisor as the Trust’s Board of Trustees or the Sub-Advisor may reasonably request from time to time, or as the Sub-Subadvisor may deem to be desirable.

3. Brokerage: In connection with the services provided under subparagraph (b) of paragraph 1 of this Agreement, the Sub-Subadvisor shall place all orders for the purchase and sale of portfolio securities for the Portfolio’s account with brokers or dealers selected by the

Sub-Subadvisor, which may include brokers or dealers affiliated with the Sub-Advisor or Sub-Subadvisor. The Sub-Subadvisor shall use its best efforts to seek to execute portfolio transactions at prices which are advantageous to the Portfolio and at commission rates which are reasonable in relation to the benefits received. In selecting brokers or dealers qualified to execute a particular transaction, brokers or dealers may be selected who also provide brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) to the Portfolio and/or to the other accounts over which the Sub-Subadvisor or Sub-Advisor exercise investment discretion. The Sub-Subadvisor is authorized to pay a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for the Portfolio which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the Sub-Subadvisor determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer. This determination may be viewed in terms of either that particular transaction or the overall responsibilities which the Sub-Subadvisor has with respect to accounts over which it exercises investment discretion. The Trustees of the Trust shall periodically review the commissions paid by the Portfolio to determine if the commissions paid over representative periods of time were reasonable in relation to the benefits to the Portfolio.

4. Compensation: The Sub-Advisor shall compensate the Sub-Subadvisor on the following basis for the services to be furnished hereunder.

(a) Investment Advisory Fee: For services provided under subparagraph (a) of paragraph 1 of this Agreement, the Sub-Advisor agrees to pay the Sub-Subadvisor a monthly Sub-Subadvisory Fee. The Sub-Subadvisory Fee shall be equal to 110% of the Sub-Subadvisor’s costs incurred in connection with rendering the services referred to in subparagraph (a) of paragraph 1 of this Agreement. The Sub-Subadvisory Fee shall not be reduced to reflect expense reimbursements or fee waivers by the Sub-Advisor, if any, in effect from time to time.

(b) Investment Management Fee: For services provided under subparagraph (b) of paragraph 1 of this Agreement, the Sub-Advisor agrees to pay the Sub-Subadvisor a monthly Investment Management Fee. The Investment Management Fee shall be equal to: (i) 50% of the monthly management fee rate (including performance adjustments, if any) that the Portfolio is obligated to pay the Sub-Advisor under its Sub-Advisory Agreement with the Sub-Advisor, multiplied by: (ii) the fraction equal to the net assets of the Portfolio as to which the Sub-Subadvisor shall have provided investment management services divided by the net assets of the Portfolio for that month; provided, however, that the Investment Management Fee paid to the Sub-Subadvisor for any period hereunder shall in all circumstances be an amount not less than 110% of the Sub-Subadvisor’s costs incurred in connection with rendering the services referred to in subparagraph (b) of paragraph 1 of this Agreement (but in no event will the Investment Management Fee paid to the Sub-Subadvisor exceed the management fee paid to the Sub-Advisor pursuant to its management contract with respect to the Portfolio) (the minimum fee described in this proviso being referred to herein as the “Minimum Investment Management Fee”). If in any fiscal year the aggregate expenses of the Portfolio exceed any applicable expense limitation imposed by any state or federal securities laws or regulations, and the Sub-Advisor waives all or a portion of its management fee or reimburses the Portfolio for expenses to the extent required to satisfy such limitation, the Investment Management Fee paid to the Sub-Subadvisor will be reduced by 50% of the amount of such waivers or reimbursements multiplied by the fraction determined in (ii), subject to the Minimum Investment Management Fee. If the Sub-Subadvisor reduces its fees to reflect such waivers or reimbursements and the Sub-Advisor subsequently recovers all or any portion of such waivers or reimbursements, then the Sub-Subadvisor shall be entitled to receive from the Sub-Advisor a proportionate share of the amount recovered.

(c) Provision of Multiple Services: If the Sub-Subadvisor shall have provided both investment advisory services under subparagraph (a) and investment management services under subparagraph (b) of paragraph (1) for the same portion of the investments of the Portfolio for the same period, the fees paid to the Sub-Advisor with respect to such investments shall be calculated exclusively under subparagraph (b) of this paragraph 4.

5. Expenses: It is understood that the Portfolio will pay all of its expenses other than those expressly stated to be payable by the Sub-Subadvisor hereunder or by the Sub-Advisor under the Sub-Advisory Agreement with the Portfolio.

6. Interested Persons: It is understood that Trustees, officers, and shareholders of the Trust are or may be or become interested in the Sub-Advisor or the Sub-Subadvisor as directors, officers or otherwise and that directors, officers and stockholders of the Sub-Advisor or the Sub-Subadvisor are or may be or become similarly interested in the Trust, and that the Sub-Advisor or the Sub-Subadvisor may be or become interested in the Trust as a shareholder or otherwise.

7. Services to Other Companies or Accounts: The services of the Sub-Subadvisor to the Sub-Advisor are not to be deemed to be exclusive, the Sub-Subadvisor being free to render services to others and engage in other activities, provided, however, that such other services and activities do not, during the term of this Agreement, interfere, in a material manner, with the Sub-Subadvisor’s ability to meet all of its obligations hereunder. The Sub-Subadvisor shall for all purposes be an independent contractor and not an agent or employee of the Sub-Advisor or the Trust.

8. Standard of Care: In the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties hereunder on the part of the Sub-Subadvisor, the Sub-Subadvisor shall not be subject to liability to the Sub-Advisor, the Trust or to any shareholder of the Portfolio for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security.

9. Duration and Termination of Agreement; Amendments:

(a)

Subject to prior termination as provided in subparagraph (d) of this paragraph 9, this Agreement shall continue in force until September 30, 2019 and indefinitely thereafter, but only so long as the continuance after such period shall be specifically approved at least annually by vote of the Trust’s Board of Trustees or by vote of a majority of the outstanding voting securities of the Portfolio.

(b)

This Agreement may be modified by mutual consent of the Sub-Advisor, the Sub-Subadvisor and the Portfolio subject to the provisions of Section 15 of the 1940 Act, as modified by or interpreted by any applicable order or orders of the Securities and Exchange Commission (the “Commission”) or any rules or regulations adopted by, or interpretative releases or no-action letters of, the Commission or its staff.

(c)

In addition to the requirements of subparagraphs (a) and (b) of this paragraph 9, the terms of any continuance or modification of this Agreement must have been approved by the vote of a majority of those Trustees of the Trust who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval.

(d)

Either the Sub-Advisor, the Sub-Subadvisor or the Portfolio may, at any time on sixty (60) days’ prior written notice to the other parties, terminate this Agreement, without payment of any penalty, by action of its Board of Trustees or Directors, or with respect to the Portfolio by vote of a majority of its outstanding voting securities. This Agreement shall terminate automatically in the event of its assignment.

10. Limitation of Liability: The Sub-Subadvisor is hereby expressly put on notice of the limitation of shareholder liability as set forth in the Declaration of Trust or other organizational document of the Trust and agrees that any obligations of the Trust or the Portfolio arising in connection with this Agreement shall be limited in all cases to the Portfolio and its assets, and the Sub-Subadvisor shall not seek satisfaction of any such obligation from the shareholders or any shareholder of the Portfolio. Nor shall the Sub-Subadvisor seek satisfaction of any such obligation from the Trustees or any individual Trustee.

11. Governing Law: This Agreement shall be governed by, and construed in accordance with, the laws of the Commonwealth of Massachusetts, without giving effect to the choice of laws provisions thereof.

The terms “registered investment company,” “vote of a majority of the outstanding voting securities,” “assignment,” and “interested persons,” when used herein, shall have the respective meanings specified in the 1940 Act as now in effect or as hereafter amended, and subject to such orders or no-action letters as may be granted by the Commission or its staff.

[The remainder of this page is intentionally left blank.]

SCHEDULE A

Portfolios Covered by the Sub-Subadvisory Agreement, dated as of June 7, 2018 between

FIAM LLC

and

Fidelity Management & Research (Japan) Limited

Portfolio	Approval Date
Strategic Advisers Conservative U.S. Equity Fund	June 7, 2018
Strategic Advisers Fidelity Core Income Fund	June 7, 2018
Strategic Advisers Fidelity Emerging Markets Fund	September 13, 2018
Strategic Advisers Large Cap Fund	June 3, 2020
[Strategic Advisers Core Fund]	[ , ]
[Strategic Advisers Core Income Fund]	[ , ]
[Strategic Advisers Emerging Markets Fund]	[ , ]
[Strategic Advisers Fidelity International Fund]	[ , ]
[Strategic Advisers Growth Fund]	[ , ]
[Strategic Advisers Income Opportunities Fund]	[ , ]
[Strategic Advisers International Fund]	[ , ]
[Strategic Advisers Short Duration Fund]	[ , ]
[Strategic Advisers Small-Mid Cap Fund]	[ , ]
[Strategic Advisers Value Fund]	[ , ]

EXHIBIT 6

FIDELITY RUTLAND SQUARE TRUST II

Governance and Nominating Committee Charter

I. Background

The Trust and its series are referred to as the “Funds”; the Board of Trustees of the Funds is referred to as the “Board of Trustees” and their members are referred to as the “Trustees”; Trustees who are not “interested persons” (as such term is defined in the Investment Company Act of 1940) of the Funds are referred to as the “Independent Trustees”; and committees of the Board of Trustees are referred to as “Board Committees”. The Board of Trustees, including at least a majority of the Independent Trustees, have adopted this Charter, which may from time to time be amended or supplemented by vote of Board of Trustees, including at least a majority of the Independent Trustees, upon the recommendation of the Governance and Nominating Committee.

II. Organization

This Section II describes the organization and governance functions of the Governance and Nominating Committee (the “Committee”).

A. Composition of the Committee

The Committee shall be comprised solely of Independent Trustees. If a Vice Chair of the Independent Trustees has been designated, such Vice Chair will normally serve on the Committee.

B. Chair; Functions of the Chair

The Chair of the Committee (the “Chair”) shall be an Independent Trustee and shall serve as lead Independent Trustee. The Chair shall be elected by majority vote of the Independent Trustees, and shall serve for a term of one year. A majority of the members of the Committee may designate an acting lead Independent Trustee (and thus acting Chair of the Committee) in the absence of such Chair and any Vice Chair. The Chair shall have the following responsibilities:

(1) The Chair shall preside at all meetings of the Committee and shall be responsible for preparing meeting agendas. The Vice Chair, if any, or in such Vice Chair’s absence, any designated acting or other lead Independent Trustee alternate will preside in the Committee Chair’s absence.

(2) The Chair shall serve as the principal liaison between the Independent Trustees and the Funds’ management.

(3) At meetings of the full Board of Trustees, the Chair will report on the Committee’s recommendations on applicable resolutions and on any important actions by or discussions at the Committee.

(4) The Chair may make temporary assignments of members and chairs of other Board Committees to fill vacancies or to provide for absences.

(5) The Chair will coordinate with counsel for the Funds and/or counsel to the Independent Trustees on matters requiring legal advice.

C. Meetings and Procedures of the Committee

(1) The Committee may determine its own rules of procedure, which shall be consistent with the Trust Instrument of the Trust (or other charter document of the Trust), the Bylaws of the Trust and this Charter. The Committee shall meet at least annually or more frequently as circumstances require. The Chair or a majority of the members of the Committee may call a special meeting of the Committee.

(2) A majority of the members of the Committee, present in person or by means of a conference telephone or other communications equipment by means of which all persons participating in the meeting can communicate with each other, shall constitute a quorum. The Committee may take action by written consent if at least the number of Trustees required for approval of such action at a meeting of Trustees consent to the action in writing and the written consents are filed with the records of meetings of the Committee, unless otherwise required by applicable law.

(3) The Committee may form subcommittees for any purpose that the Committee deems appropriate and may delegate to such subcommittees such power and authority as the Committee deems appropriate. No subcommittee shall consist of fewer than two members. The Committee shall not delegate to a subcommittee any power or authority required by any law, regulation or listing standard to be exercised by the Committee or the Independent Trustees as a whole.

(4) The Committee may request that any trustees, officers or employees of the Trust or the Funds, or other persons whose advice and counsel are sought by the Committee, attend any meeting of the Committee to provide such information as the Committee requests.

(5) The Committee shall keep written minutes of its meetings, which minutes shall be maintained with the books and records of the Trust and delivered to the Board of Trustees, including a description of all actions taken by the Committee.

D. Consultants; Investigations and Studies; Outside Advisors

The Committee shall have the authority to carry out its duties and responsibilities as set forth in this Charter. The Committee shall have authority to retain and terminate any third-party advisors, including authority to approve fees and other retention terms. Such advisors may include search firms to identify Independent Trustee candidates and board compensation consultants. The Committee may conduct or authorize investigations into or studies of matters within the Committee’s scope of responsibilities, and may retain, at the Funds’ expense, such independent counsel or other advisors as it deems necessary.

E. Particular Actions of the Committee

The Committee may:

(1) Periodically review Board and Committee procedures and Committee Charters.

(2) Periodically review Trustee compensation, and recommend any changes deemed by the Committee to be appropriate.

(3) Monitor corporate governance matters and make recommendations to the Board.

(4) Make recommendations on the frequency and structure of Board of Trustees meetings.

(5) Make recommendations concerning any other aspect of the procedures of the Board that the Committee considers warranted.

(6) Make recommendations as to the size and members, the chair, vice chair if any, alternate presiding members and alternate members of each standing or ad hoc Board Committee. The members and the chair of each Board Committee will be as determined by majority vote of the Independent Trustees upon the recommendation of the Committee. If a Board Committee’s membership is not comprised of all of the Independent Trustees, it is anticipated that the Board Committee’s members will be designated annually, with membership periodically rotated to give Independent Trustees the opportunity to broaden their experience. Rotation will be accomplished in a manner that provides reasonable continuity of membership.

(7) Review the annual calendar of Board Committee meetings and the schedule for consideration of routine or recurring matters.

(8) Make recommendations on the requirements for, and means of, Board of Trustees orientation and training.

(9) Monitor the performance of legal counsel employed by the Funds and the Independent Trustees, and be responsible for the supervision of counsel for the Independent Trustees. The selection and oversight of fund counsel shall be the joint responsibility of the Committee and the Funds’ management. On behalf of the Independent Trustees, the Committee will make such findings and determinations as to the independence of counsel for the Independent Trustees as may be necessary or appropriate under applicable regulations or otherwise.

(10) Be responsible for oversight of Independent Trustees administrative matters, such as expense reimbursement policies and compensation for attendance at meetings, conferences and other events.

(11) Monitor compliance with, act as the administrator of, and make determinations in respect of (a) the provisions of the Code of Ethics applicable to the Independent Trustees, and (b) supplemental policies adopted by the Independent Trustees in respect of personal securities transactions of Independent Trustees.

(12) Monitor the functioning of the Board Committees and make recommendations for any changes, including the creation or elimination of standing or ad hoc Board Committees.

(13) Monitor regulatory and other developments to determine whether to recommend modifications to the Committee’s responsibilities or other Trustee policies and procedures in light of rule changes, reports concerning “best practices” in corporate governance and other developments in mutual fund governance. If the Committee’s membership is not comprised of all of the Independent Trustees, the Committee will meet with the Independent Trustees at least once a year to discuss matters relating to Fund governance.

(14) Recommend that the Board establish such special or ad hoc Board Committees as may be desirable or necessary from time to time in order to address ethical, legal or other matters that may arise. The Committee’s power to make such a recommendation under this Charter shall be without prejudice to the right of any other committee of the Board, or any individual trustee/director, to make such a recommendation at any time.

F. Self-Evaluation of the Board of Trustees

The Committee shall be responsible for overseeing the annual self-evaluation of the Board of Trustees. The Committee shall establish procedures to allow it to exercise this oversight function.

In conducting this oversight, the Committee shall address all matters that the Committee considers relevant to the Board of Trustees’ performance.

The Committee shall report to the Board of Trustees on the results of its evaluation, including any recommended amendments to the principles of governance, and any recommended changes to the Funds’ or the Board of Trustees’ policies, procedures and structures. This report may be written or oral.

III. Nominating Committee Function

This Section III describes the nominating committee functions of the Committee.

A. Identification of Candidates

The Committee may:

(1) Review periodically the size and composition of the Board of Trustees as a whole and recommend, if necessary, measures to be taken so that the Board of Trustees reflects the appropriate balance of knowledge, experience, skills, expertise and diversity required for the Board as a whole and contains at least the minimum number of Independent Trustees required by law.

(2) Periodically review the Independent Trustee’s Statement of Policy on Criteria for Selecting Independent Trustees (“Statement of Policy”), which may from time to time be revised by vote of a majority of Independent Trustees upon the recommendation of the Committee.

(3) Make nominations for the appointment or election of Independent Trustees in accordance with the Statement of Policy. The selection of Independent Trustees will be committed solely to the discretion of the Independent Trustees; persons so selected will be “disinterested” in terms of both the letter and spirit of the Investment Company Act.

(4) Make nominations for the appointment of any non-management member of any Advisory Board which the Board of Trustees shall have from time to time established. Each member of any Advisory Board shall serve at the pleasure of the Board of Trustees. Any Advisory Board shall be distinct from the Board of Trustees and shall serve such role as may be designated by the Board of Trustees, but shall have no advisory functions as to investments. In the discretion of the Board of Trustees, each Advisory Board member may be indemnified in respect of claims arising in connection with his or her services as such. Any member of an Advisory Board shall be compensated in accordance with policies in respect thereof adopted by the Board of Trustees. Service by a person on an Advisory Board shall not preclude such person’s subsequent service as a Trustee.

(5) Consider Independent Trustee candidates recommended by Fund shareholders. Any such candidates will be considered based upon the criteria applied to candidates presented to the Committee by a search firm or other sources, as set forth in the Statement of Policy. The names of such candidates should be submitted to the Chair in writing at the address maintained for communications with Independent Trustees. The submission should be accompanied by appropriate background material concerning the candidate that demonstrates his or her ability to serve as an Independent Trustee of the Funds. If the Committee retains a search firm, the Chair will generally forward such submissions to the search firm for evaluation unless the Committee concludes that the credentials of such candidate are not consistent with the criteria that are to be applied by the Committee in such search.

B. Selection of Vice Chair

A Vice Chair of the Committee may be chosen in the discretion of the Independent Trustees by majority vote of the Independent Trustees. If elected, such Vice Chair shall serve such functions as may from time to time be designated by the Chair, and shall preside in such Chair’s absence.

APPENDIX A

Estimated aggregate costs for services to be provided by Broadridge to receive votes over the phone and to call and solicit votes are stated below.

Fund Name	Estimated aggregate cost for Broadridge to call and solicit votes	Estimated aggregate cost for Broadridge to receive votes over the phone

Strategic Advisers® Core Fund	$2,500	$750

Strategic Advisers® Core Income Fund	$2,500	$750

Strategic Advisers® Emerging Markets Fund	$2,500	$750

Strategic Advisers® Fidelity® Core Income Fund	$2,500	$750

Strategic Advisers® Fidelity® Emerging Markets Fund	$2,500	$750

Strategic Advisers® Fidelity® International Fund	$2,500	$750

Strategic Advisers® Fidelity® U.S. Total Stock Fund	$2,500	$750

Strategic Advisers® Growth Fund	$2,500	$750

Strategic Advisers® Income Opportunities Fund	$2,500	$750

Strategic Advisers® International Fund	$2,500	$750

Strategic Advisers® Short Duration Fund	$2,500	$750

Strategic Advisers® Small-Mid Cap Fund	$2,500	$750

Strategic Advisers® Tax-Sensitive Short Duration Fund	$2,500	$750

Strategic Advisers® Value Fund	$2,500	$750

Total	$35,000	$10,500

APPENDIX B

Information regarding the number of shares of each fund issued and outstanding is provided below.

Fund	Number of Shares as of 6/30/2020

Strategic Advisers® Core Fund	1,534,656,790

Strategic Advisers® Core Income Fund	3,604,564,178

Strategic Advisers® Emerging Markets Fund	622,638,458

Strategic Advisers® Fidelity® Core Income Fund	2,277,358,423

Strategic Advisers® Fidelity® Emerging Markets Fund	297,074,299

Strategic Advisers® Fidelity® International Fund	1,043,666,414

Strategic Advisers® Fidelity® U.S. Total Stock Fund	3,259,398,658

Strategic Advisers® Growth Fund	440,408,234

Strategic Advisers® Income Opportunities Fund	386,501,051

Strategic Advisers® International Fund	1,625,529,812

Strategic Advisers® Short Duration Fund	777,788,083

Strategic Advisers® Small-Mid Cap Fund	595,802,837

Strategic Advisers® Tax-Sensitive Short Duration Fund	341,159,367

Strategic Advisers® Value Fund	520,950,901

APPENDIX C

NOMINEE LENGTH OF SERVICE WITH RESPECT TO THE TRUST

The following chart lists the lengths of service of each nominee as Trustee of the trust.

	Interested Nominees*		Independent Nominees
Fidelity Trust	Robert A. Lawrence	Charles S. Morrison	Peter C. Aldrich	Mary C. Farrell	Karen Kaplan	Christine Marcks	Heidi L. Steiger

Fidelity Rutland Square Trust II	Trustee since 2016	Trustee since 2020	Trustee since 2006	Trustee since 2013	Trustee since 2006	Advisory Board Member since 2019	Trustee since 2017

*	Nominees have been determined to be “interested” by virtue of, among other things, their affiliation with a trust or various entities under common control with Strategic Advisers.

APPENDIX D

NUMBER OF BOARD OF TRUSTEES AND

STANDING COMMITTEE MEETINGS

The following table provides the number of meetings the Board of Trustees and each standing committee held during each fund’s last fiscal year.

FISCAL YEAR END	NUMBER OF MEETINGS
	Board of Trustees	Audit and Compliance Committee	Governance and Nominating Committee

2/29/2020A	8	4	4

5/31/2020B	8	4	4

A

Funds with fiscal year ended 2/29 include: Strategic Advisers® Core Income Fund; Strategic Advisers® Emerging Markets Fund; Strategic Advisers® Fidelity® International Fund; Strategic Advisers® Income Opportunities Fund; Strategic Advisers® International Fund; and Strategic Advisers® Small-Mid Cap Fund.

B

Funds with fiscal year ended 5/31 include: Strategic Advisers® Core Fund; Strategic Advisers® Fidelity® Core Income Fund; Strategic Advisers® Fidelity® Emerging Markets Fund; Strategic Advisers® Fidelity® U.S. Total Stock Fund; Strategic Advisers® Growth Fund; Strategic Advisers® Short Duration Fund; Strategic Advisers® Tax-Sensitive Short Duration Fund; and Strategic Advisers® Value Fund.

APPENDIX E

NOMINEE OWNERSHIP OF FUND SHARES

Interested Nominee and Interested Trustee

Dollar range of fund shares as of June 30, 2020	Robert A. Lawrence	Charles S. Morrison
Strategic Advisers® Core Fund	none	none
Strategic Advisers® Core Income Fund	none	none
Strategic Advisers® Emerging Markets Fund	none	none
Strategic Advisers® Fidelity® Core Income Fund	none	none
Strategic Advisers® Fidelity® Emerging Markets Fund	none	none
Strategic Advisers® Fidelity® International Fund	none	none
Strategic Advisers® Fidelity® U.S. Total Stock Fund	none	none
Strategic Advisers® Growth Fund	none	none
Strategic Advisers® Income Opportunities Fund	none	none
Strategic Advisers® International Fund	none	none
Strategic Advisers® Short Duration Fund	none	over $100,000
Strategic Advisers® Small-Mid Cap Fund	none	none
Strategic Advisers® Tax-Sensitive Short Duration Fund	none	over $100,000
Strategic Advisers® Value Fund	none	none
AGGREGATE DOLLAR RANGE OF FUND SHARES IN ALL FUNDS OVERSEEN WITHIN FUND FAMILY	none	over $100,000

Independent Nominee and Independent Trustees

Dollar range of fund shares as of June 30, 2020	Peter C. Aldrich	Mary C. Farrell	Karen Kaplan	Christine Marcks	Heidi L. Steiger
Strategic Advisers® Core Fund	none	none	none	none	$10,001 – $50,000
Strategic Advisers® Core Income Fund	none	none	$1 – $10,000	none	none
Strategic Advisers® Emerging Markets Fund	none	none	over $100,000	none	$1 – $10,000
Strategic Advisers® Fidelity® Core Income Fund	none	none	none	none	none
Strategic Advisers® Fidelity® Emerging Markets Fund	none	none	none	none	none
Strategic Advisers® Fidelity® International Fund	none	none	none	none	none
Strategic Advisers® Fidelity® U.S. Total Stock Fund	none	none	none	none	none
Strategic Advisers® Growth Fund	none	none	none	none	$10,001 – $50,000
Strategic Advisers® Income Opportunities Fund	none	none	none	none	none
Strategic Advisers® International Fund	none	none	over $100,000	none	$10,001 – $50,000
Strategic Advisers® Short Duration Fund	over $100,000	none	none	none	none
Strategic Advisers® Small-Mid Cap Fund	none	none	$50,001 – $100,000	none	$1 – $10,000
Strategic Advisers® Tax-Sensitive Short Duration Fund	over $100,000	none	$1 – $10,000	none	none
Strategic Advisers® Value Fund	none	none	none	none	$10,001 – $50,000
AGGREGATE DOLLAR RANGE OF FUND SHARES IN ALL FUNDS OVERSEEN WITHIN FUND FAMILY	over $100,000	none	over $100,000	none	$50,001 – $100,000

APPENDIX F

TRUSTEE COMPENSATION

The following table sets forth information describing the compensation of each Trustee and Member of the Advisory Board for his or her services for the fiscal year ended February 29, 2020 or May 31, 2020, or calendar year ended December 31, 2019, as applicable. Charles S. Morrison, Robert A. Lawrence, and Howard E. Cox Jr. are interested persons and are compensated by Fidelity.

Compensation Table

AGGREGATE COMPENSATION FROM A FUND	Peter C. Aldrich	Ralph F. Cox[1]	Mary C. Farrell
Strategic Advisers® Core Fund	$37,142	$37,142	$43,394
Strategic Advisers® Core Income Fund	$58,977	$58,977	$69,178
Strategic Advisers® Emerging Markets Fund	$6,951	$6,951	$8,156
Strategic Advisers® Fidelity® Core Income Fund	$29,918	$29,918	$34,952
Strategic Advisers® Fidelity® Emerging Markets Fund	$3,526	$3,526	$4,119
Strategic Advisers® Fidelity® International Fund	$10,824	$10,824	$12,703
Strategic Advisers® Fidelity® U.S. Total Stock Fund	$38,560	$38,560	$45,045
Strategic Advisers® Growth Fund	$13,664	$13,664	$15,959
Strategic Advisers® Income Opportunities Fund	$3,353	$3,353	$3,931
Strategic Advisers® International Fund	$22,875	$22,875	$26,832
Strategic Advisers® Short Duration Fund	$10,482	$10,482	$12,248
Strategic Advisers® Small-Mid Cap Fund	$11,355	$11,355	$13,317
Strategic Advisers® Tax-Sensitive Short Duration Fund	$4,873	$4,873	$5,694
Strategic Advisers® Value Fund	$13,485	$13,485	$15,752
TOTAL COMPENSATION FROM THE FUND COMPLEX[2]	$257,500	$257,500	$302,500

AGGREGATE COMPENSATION FROM A FUND	Karen Kaplan	Christine Marcks[3]	Heidi L. Steiger
Strategic Advisers® Core Fund	$37,142	$27,864	$43,394
Strategic Advisers® Core Income Fund	$58,977	$29,053	$69,178
Strategic Advisers® Emerging Markets Fund	$6,951	$3,406	$8,156
Strategic Advisers® Fidelity® Core Income Fund	$29,918	$23,648	$34,952
Strategic Advisers® Fidelity® Emerging Markets Fund	$3,526	$2,780	$4,119
Strategic Advisers® Fidelity® International Fund	$10,824	$5,741	$12,703
Strategic Advisers® Fidelity® U.S. Total Stock Fund	$38,560	$29,919	$45,045
Strategic Advisers® Growth Fund	$13,664	$9,976	$15,959
Strategic Advisers® Income Opportunities Fund	$3,353	$1,492	$3,931
Strategic Advisers® International Fund	$22,875	$11,096	$26,832
Strategic Advisers® Short Duration Fund	$10,482	$7,887	$12,248
Strategic Advisers® Small-Mid Cap Fund	$11,355	$5,422	$13,317
Strategic Advisers® Tax-Sensitive Short Duration Fund	$4,873	$3,626	$5,694
Strategic Advisers® Value Fund	$13,485	$9,824	$15,752
TOTAL COMPENSATION FROM THE FUND COMPLEX[2]	$257,500	$92,500	$302,500

[1]	Ralph F. Cox served as a Trustee of the trust through June 3, 2020, at which time he was appointed as a Member of the Advisory Board.

[2]	Reflects compensation received for the calendar year ended December 31, 2019, for 14 funds of one trust. Compensation figures include cash and may include amounts elected to be deferred.

[3]	Christine Marcks serves as a Member of the Advisory Board of the trust effective September 4, 2019.

APPENDIX G

The investment policies proposed to be converted from fundamental to non-fundamental under Proposal 2 are provided below.

Fund	Investment Policy

Strategic Advisers® Core Fund	Strategic Advisers® Core Fund seeks capital appreciation.

Strategic Advisers® Core Income Fund	Strategic Advisers® Core Income Fund seeks a high level of current income.

Strategic Advisers® Emerging Markets Fund	Strategic Advisers® Emerging Markets Fund seeks capital appreciation

Strategic Advisers® Fidelity® International Fund	Strategic Advisers® Fidelity® International Fund seeks capital appreciation.

Strategic Advisers® Growth Fund	Strategic Advisers® Growth Fund seeks capital appreciation.

Strategic Advisers® Income Opportunities Fund	Strategic Advisers® Income Opportunities Fund seeks a high level of current income. The fund may also seek capital appreciation.

Strategic Advisers® International Fund	Strategic Advisers® International Fund seeks capital appreciation.

Strategic Advisers® Short Duration Fund	Strategic Advisers® Short Duration Fund seeks to obtain a high level of current income consistent with the preservation of capital

Strategic Advisers® Small-Mid Cap Fund	Strategic Advisers® Small-Mid Cap Fund seeks capital appreciation.

Strategic Advisers® Tax-Sensitive Short Duration Fund	Strategic Advisers® Tax-Sensitive Short Duration Fund seeks to provide a high level of after-tax income, consistent with the preservation of capital.

Strategic Advisers® Value Fund	Strategic Advisers® Value Fund seeks capital appreciation.

APPENDIX H

Each fund employs a multi-manager and a fund of funds investment structure. Strategic Advisers may allocate the fund’s assets among any number of sub-advisers or underlying funds. Strategic Advisers may adjust allocations among underlying funds or sub-advisers from time to time, including making no allocation to, or terminating the sub-advisory contract with, a sub-adviser. For each fund included in any of Proposals 3-7, a list of the fund’s sub-advisers and sub-subadvisers (if applicable), including their principal business address, the date of each sub-advisory or sub-subadvisory agreement, the date each agreement was last submitted to shareholders, and the date each agreement was last approved by the Board of Trustees is provided below.

Fund / Sub-Advisers* and Sub-Subadvisers	Principal Business Address	Contract Date	Date Last Submitted to Shareholders**	Date Last Approved by the Board of Trustees
Strategic Advisers® Core Fund

Alliance Bernstein L.P. (AllianceBernstein)	1345 Avenue of the Americas, New York, NY 10105	October 1, 2020	N/A	September 2, 2020

Aristotle Capital Management, LLC (Aristotle Capital)	11100 Santa Monica Boulevard, Suite 1700, Los Angeles, CA 90025	October 1, 2019	N/A	September 2, 2020

Boston Partners Global Investors, Inc. (Boston Partners)	One Beacon Street, 30th Floor, Boston, MA 02108	October 1, 2019	N/A	September 2, 2020

Brandywine Global Investment Management, LLC (Brandywine Global)	1735 Market Street, Philadelphia, PA 19103	July 31, 2020	N/A	September 2, 2020

ClariVest Asset Management LLC (ClariVest)	3611 Valley Centre Drive, Suite 100, San Diego, CA 92130	October 1, 2019	N/A	September 2, 2020

ClearBridge Investments, LLC (ClearBridge)	620 Eighth Avenue, New York, NY 10018	July 31, 2020	N/A	June 3, 2020

FIAM	900 Salem Street, Smithfield, RI 02917	October 18, 2016	October 17, 2016	September 2, 2020

FIAM	See above	March 5, 2015	January 20, 2012	September 2, 2020

Geode	100 Summer Street, 12th Floor, Boston, MA 02110	October 1, 2019	October 17, 2016	September 2, 2020

Invesco Advisers, Inc. (Invesco)	1555 Peachtree Street, N.E., Atlanta, GA 30309	October 1, 2019	N/A	September 2, 2020

J.P. Morgan Investment Management Inc. (JPMorgan)	383 Madison Avenue, New York, NY 10179	March 7, 2017	N/A	September 2, 2020

Loomis Sayles & Company, L.P. (Loomis Sayles)	One Financial Center, Boston, MA 02111	October 1, 2019	N/A	September 2, 2020

LSV Asset Management (LSV)	155 North Wacker Drive, Suite 4600, Chicago, IL 60606	June 3, 2020	N/A	September 2, 2020

Massachusetts Financial Services Company (MFS)	111 Huntington Avenue, Boston, MA 02199	October 1, 2019	N/A	September 4, 2019

PineBridge Investments LLC (PineBridge)	399 Park Avenue, 4th Floor New York, NY 10022	June 5, 2019	N/A	September 2, 2020

Principal Global Investors, LLC (Principal)	8 801 Grand Avenue, Des Moines, Iowa 50309	June 3, 2020	N/A	June 3, 2020

Fund / Sub-Advisers* and Sub-Subadvisers	Principal Business Address	Contract Date	Date Last Submitted to Shareholders**	Date Last Approved by the Board of Trustees

T. Rowe Price Associates, Inc. (T. Rowe Price)	100 East Pratt Street, Baltimore, MD 21202	June 3, 2020	N/A	September 2, 2020

Strategic Advisers® Core Income Fund

FIAM	See above	December 2, 2014	N/A	September 2, 2020

PGIM, Inc. (PGIM)	655 Broad Street, Newark, NJ 07102	October 1, 2019	N/A	September 2, 2020

Strategic Advisers® Emerging Markets Fund

Acadian Asset Management LLC (Acadian)	260 Franklin Street, Boston, MA 02110	October 1, 2019	N/A	September 2, 2020

Causeway Capital Management LLC (Causeway)	11111 Santa Monica Boulevard, 15th Floor Los Angeles, CA 90025	September 2, 2020	N/A	September 2, 2020

FIAM	See above	April 1, 2019	October 17, 2016	September 2, 2020

FIA	Pembroke Hall, 42 Crow Lane, Pembroke HM19, Bermuda	October 1, 2019	October 17, 2016	September 2, 2020

FIA (UK)	Oakhill House, 130 Tonbridge Road, Hildenborough, Tonbridge, Kent, TN11 9DZ, United Kingdom	October 18, 2016	October 17, 2016	September 2, 2020

Schroder Investment Management North America Inc. (SIMNA Inc.)	7 Bryant Park, New York, NY 10018	October 1, 2019	N/A	September 2, 2020

Schroder Investment Management North America Limited (SIMNA Ltd.)	11 London Wall Place, London, EC2Y 5AU, United Kingdom	July 1, 2020	N/A	September 2, 2020

Somerset Capital Management LLP (Somerset Capital)	22 Carlisle Place, London, SWIP 1JA, United Kingdom	October 1, 2019	N/A	September 2, 2020

T. Rowe Price	See above	March 7, 2017	N/A	September 2, 2020

T. Rowe Price International Ltd. (TRPIL)	60 Queen Victoria Street, London, EC4N 4TZ, United Kingdom	September 13, 2018	N/A	September 2, 2020

Strategic Advisers® Fidelity® International Fund

FIAM	See above	April 1, 2019	October 17, 2016	September 2, 2020

FIA	See above	October 1, 2019	October 17, 2016	September 2, 2020

FIA (UK)	See above	October 18, 2016	October 17, 2016	September 2, 2020

Geode	See above	October 1, 2019	October 17, 2016	September 2, 2020

Fund / Sub-Advisers* and Sub-Subadvisers	Principal Business Address	Contract Date	Date Last Submitted to Shareholders**	Date Last Approved by the Board of Trustees
Strategic Advisers® Fidelity® U.S. Total Stock Fund

FIAM	See above	March 8, 2018	March 19, 2018	September 2, 2020

FMR (UK)	1 St, Martin’s Le Grand, London, ED1A 4AS, United Kingdom	March 8, 2018	March 19, 2018	September 2, 2020

FMR H.K.	Floor 19, 41 Connaught Road Central Hong Kong	March 8, 2018	March 19, 2018	September 2, 2020

FMR Japan	Kamiyacho Prime Place, 1-17, Toranomon-4-Chome, Minato-ku Tokyo, Japan	March 8, 2018	March 19, 2018	September 2, 2020

Geode	See above	October 1, 2019	March 19, 2018	September 2, 2020

Strategic Advisers® Growth Fund

ClariVest	See above	October 1, 2019	N/A	September 2, 2020

ClearBridge	See above	July 31, 2020	N/A	June 3, 2020

FIAM	See above	October 18, 2016	October 17, 2016	September 2, 2020

FIAM	See above	March 5, 2010	June 1, 2010	September 2, 2020

Geode	See above	October 1, 2019	October 17, 2016	September 2, 2020

Loomis Sayles	See above	October 1, 2019	N/A	September 2, 2020

MFS	See above	October 1, 2019	N/A	September 4, 2019

Principal	See above	June 3, 2020	N/A	June 3, 2020

Strategic Advisers® Income Opportunities Fund

FIAM	See above	October 18, 2016	October 17, 2016	September 2, 2020

PGIM	See above	December 4, 2019	N/A	December 4, 2019

T. Rowe Price	See above	September 2, 2020	N/A	September 2, 2020

Strategic Advisers® International Fund

Arrowstreet Capital, Limited Partnership (ArrowStreet)	200 Clarendon Street, 30th Floor, Boston, MA 02116	October 1, 2019	N/A	September 2, 2020

Causeway	See above	October 1, 2019	N/A	September 2, 2020

FIAM	See above	April 1, 2019	October 17, 2016	September 2, 2020

FIA	See above	October 1, 2019	October 17, 2016	September 2, 2020

FIA (UK)	See above	October 18, 2016	October 17, 2016	September 2, 2020

Geode	See above	October 1, 2019	October 17, 2016	September 2, 2020

MFS	See above	October 1, 2020	N/A	September 2, 2020

T. Rowe Price	See above	September 4, 2019	N/A	September 2, 2020

Thompson, Siegel & Walmsley, LLC (TSW)	6641 West Broad Street, Suite 600 Richmond, VA 23230	September 2, 2020	N/A	September 2, 2020

William Blair Investment Management, LLC (William Blair)	150 North Riverside Plaza Chicago, IL 60606	October 1, 2020	N/A	September 2, 2020

Fund / Sub-Advisers* and Sub-Subadvisers	Principal Business Address	Contract Date	Date Last Submitted to Shareholders**	Date Last Approved by the Board of Trustees
Strategic Advisers® Short Duration Fund

FIAM	See above	December 1, 2011	December 19, 2011	September 2, 2020

T. Rowe Price	See above	July 1, 2014	N/A	September 2, 2020

Strategic Advisers® Small-Mid Cap Fund

AllianceBernstein	See above	October 1, 2020	N/A	September 2, 2020

ArrowMark Partners (ArrowMark)	100 Fillmore Street, Suite 325, Denver, CO 80206	September 4, 2010	N/A	September 2, 2020

Boston Partners	See above	October 1, 2019	N/A	September 2, 2020

FIAM	See above	March 8, 2018	August 20, 2010	September 2, 2020

Geode	See above	October 1, 2019	October 17, 2016	September 2, 2020

JPMorgan	See above	March 3, 2016	N/A	September 2, 2020

LSV	See above	October 1, 2019	N/A	September 2, 2020

Portolan Capital Management, LLC (Portolan)	Two International Place, 26th Floor, Boston, MA 02110	October 1, 2019	N/A	September 2, 2020

Rice Hall James & Associates, LLC (RHJ)	600 West Broadway Suite 1000 San Diego, CA 92101	October 1, 2019	N/A	September 2, 2020

Victory Capital Management Inc. (Victory Capital)	15935 La Cantera Parkway San Antonio, TX 78256	October 1, 2019	N/A	September 2, 2020

Strategic Advisers® Value Fund

Aristotle Capital	See above	October 1, 2019	N/A	September 2, 2020

Boston Partners	See above	October 1, 2019	N/A	September 2, 2020

Brandywine Global	See above	July 31, 2020	N/A	September 2, 2020

FIAM	See above	October 18, 2016	October 17, 2016	September 2, 2020

FIAM	See above	March 5, 2010	June 25, 2010	September 2, 2020

Geode	See above	October 1, 2019	October 17, 2016	September 2, 2020

JPMorgan	See above	March 7, 2017	N/A	September 2, 2020

LSV	See above	June 3, 2020	N/A	September 2, 2020

*	Not all sub-advisers are allocated assets to manage under each sub-advisory agreement.

**	Contracts that were not submitted to shareholders for approval were approved by the Board of Trustees pursuant to the SEC Order discussed in the proxy statement.

APPENDIX I

EXPENSE EXAMPLES

The following tables describe the fees and expenses that may be incurred when you buy, hold or sell shares of each of the funds. The tables of total annual operating expenses provided below compare the expenses paid by each of the funds included in Proposals 3 and 4 during the fiscal years ended February 29, 2020 or May 31, 2020, as applicable (restated to reflect estimated expenses for each fund’s current fiscal years ending on February 28, 2021 or May 31, 2021, as applicable) to the expenses that would be paid, during the same time period, if the Proposal(s) are approved. The “Proposed Agreement” column reflects expenses that would be incurred by shareholders if Strategic Advisers were to allocate assets under each respective Proposal based on a hypothetical maximum allocation to the proposed strategy, which assumes that assets were shifted from the lowest-priced comparable manager. As discussed in the proxy statement, because Strategic Advisers does not currently plan to allocate assets to the proposed strategy discussed in each of the Proposals, fund expenses will not initially change as a result of the approval of each of the other Proposals. The hypothetical maximum allocations are assumed for purposes of calculating the hypothetical expense examples below.

Proposal 3 Hypothetical Expense Example – Strategic Advisers® Fidelity® U.S. Total Stock Fund.

STRATEGIC ADVISERS® FIDELITY® U.S. TOTAL STOCK FUND

COMPARATIVE EXPENSE TABLE FOR THE FISCAL YEAR ENDED

MAY 31, 2020 (restated)

Annual Operating Expenses (expenses that you pay each year as a % of the value of your investment)

	Strategic Advisers® Fidelity® U.S. Total Stock Fund
	Current Expenses*	Proposed Agreement

Management Fee (fluctuates based on the fund’s allocation among underlying funds and sub-advisers)A	0.37%	0.39%

Distribution and/or service (12b-1) Fee	None	None

Other Expenses	0.01%	0.01%

Acquired fund fees and expenses	0.24%	0.24%

Total annual operating expenses	0.62%	0.64%

Fee waiver and/or expense reimbursementA	0.25%	0.25%

Total annual operating expenses after fee waiver and/or expense reimbursement	0.37%	0.39%

*	Expenses have been restated to reflect estimated expenses for current fiscal year.

A

Strategic Advisers has contractually agreed that Strategic Advisers® Fidelity® U.S. Total Stock Fund’s maximum aggregate annual management fee will not exceed 1.00% of Strategic Advisers® Fidelity® U.S. Total Stock Fund’s average daily net assets. In addition, Strategic Advisers has contractually agreed to waive a portion of Strategic Advisers® Fidelity® U.S. Total Stock Fund’s management fee in an amount equal to 0.25% of Strategic Advisers® Fidelity® U.S. Total Stock Fund’s average daily net assets. This arrangement will remain in effect through September 30, 2023. Strategic Advisers may not terminate this arrangement without the approval of the Board of Trustees.

Example: The following illustrates the expenses on a $10,000 investment under the fees and expenses stated above, assuming (1) 5% annual return and (2) redemption at the end of each time period:

	Strategic Advisers® Fidelity® U.S. Total Stock Fund
	Current Expenses*	Proposed Agreement

1 year	$38	$40

3 years	$119	$125

5 years	$258	$269

10 years	$689	$714

*	Expenses have been restated to reflect estimated expenses for current fiscal year.

The purpose of the examples and tables above is to assist investors in understanding the various costs and expenses of investing in shares of Strategic Advisers® Fidelity® U.S. Total Stock Fund. The examples above should not be considered as a representation of past or future expenses of Strategic Advisers® Fidelity® U.S. Total Stock Fund. Actual expenses may vary from year to year and may be higher or lower than those shown above.

Proposal 3 Hypothetical Expense Examples – Strategic Advisers® Small-Mid Cap Fund.

STRATEGIC ADVISERS® SMALL-MID CAP FUND

COMPARATIVE EXPENSE TABLE FOR THE FISCAL YEAR ENDED

FEBRUARY 29, 2020 (restated)

Annual Operating Expenses (expenses that you pay each year as a % of the value of your investment)

	Strategic Advisers® Small-Mid Cap Fund
	Current Expenses*	Proposed Agreement- Hypothetical Allocation

Management Fee (fluctuates based on the fund’s allocation among underlying funds and sub-advisers)A	0.61%	0.64%

Distribution and/or service (12b-1) Fee	None	None

Other Expenses	0.01%	0.01%

Acquired fund fees and expenses	0.03%	0.03%

Total annual operating expenses	0.65%	0.68%

Fee waiver and/or expense reimbursementA	0.25%	0.25%

Total annual operating expenses after fee waiver and/or expense reimbursement	0.40%	0.43%

*	Expenses have been restated to reflect estimated expenses for current fiscal year.

A

Strategic Advisers has contractually agreed that Strategic Advisers® Small-Mid Cap Fund’s maximum aggregate annual management fee will not exceed 1.10% of Strategic Advisers® Small-Mid Cap Fund’s average daily net assets. In addition, Strategic Advisers has contractually agreed to waive a portion of Strategic Advisers® Small-Mid Cap Fund’s management fee in an amount equal to 0.25% of Strategic Advisers® Small-Mid Cap Fund’s average daily net assets. This arrangement will remain in effect through September 30, 2023. Strategic Advisers may not terminate this arrangement without the approval of the Board of Trustees.

Example: The following illustrates the expenses on a $10,000 investment under the fees and expenses stated above, assuming (1) 5% annual return and (2) redemption at the end of each time period:

	Strategic Advisers® Small-Mid Cap Fund
	Current Expenses*	Proposed Agreement- Hypothetical Allocation

1 year	$41	$44

3 years	$128	$138

5 years	$274	$291

10 years	$726	$762

*	Expenses have been restated to reflect estimated expenses for current fiscal year.

The purpose of the examples and tables above is to assist investors in understanding the various costs and expenses of investing in shares of Strategic Advisers® Small-Mid Cap Fund. The examples above should not be considered as a representation of past or future expenses of Strategic Advisers® Small-Mid Cap Fund. Actual expenses may vary from year to year and may be higher or lower than those shown above.

Proposal 4 Hypothetical Expense Examples – Strategic Advisers® Emerging Markets Fund.

STRATEGIC ADVISERS® EMERGING MARKETS FUND

COMPARATIVE EXPENSE TABLE FOR THE FISCAL YEAR ENDED

February 29, 2020 (restated)

Annual Operating Expenses (expenses that you pay each year as a % of the value of your investment)

	Strategic Advisers® Emerging Markets Fund
	Current Expenses*	Proposed Agreement- Hypothetical Allocation

Management Fee (fluctuates based on the fund’s allocation among underlying funds and sub-advisers)A	0.58%	0.61%

Distribution and/or service (12b-1) Fee	None	None

Other Expenses	0.02%	0.02%

Acquired fund fees and expenses	0.24%	0.24%

Total annual operating expenses	0.84%	0.87%

Fee waiver and/or expense reimbursementA	0.25%	0.25%

Total annual operating expenses after fee waiver and/or expense reimbursement	0.59%	0.62%

*	Expenses have been restated to reflect estimated expenses for current fiscal year.

A

Strategic Advisers has contractually agreed that Strategic Advisers® Emerging Markets Fund’s maximum aggregate annual management fee will not exceed 1.20% of Strategic Advisers® Emerging Markets Fund’s average daily net assets. In addition, Strategic Advisers has contractually agreed to waive a portion of Strategic Advisers® Emerging Markets Fund’s management fee in an amount equal to 0.25% of Strategic Advisers® Emerging Markets Fund’s average daily net assets. This arrangement will remain in effect through September 30, 2023. Strategic Advisers may not terminate this arrangement without the approval of the Board of Trustees.

Example: The following illustrates the expenses on a $10,000 investment under the fees and expenses stated above, assuming (1) 5% annual return and (2) redemption at the end of each time period:

	Strategic Advisers® Emerging Markets Fund
	Current Expenses*	Proposed Agreement- Hypothetical Allocation

1 year	$60	$63

3 years	$189	$199

5 years	$379	$395

10 years	$955	$990

*	Expenses have been restated to reflect estimated expenses for current fiscal year.

The purpose of the examples and tables above is to assist investors in understanding the various costs and expenses of investing in shares of Strategic Advisers® Emerging Markets Fund. The examples above should not be considered as a representation of past or future expenses of Strategic Advisers® Emerging Markets Fund. Actual expenses may vary from year to year and may be higher or lower than those shown above.

APPENDIX J

OTHER REGISTERED FUNDS ADVISED BY GEODE, FMR UK, FMR H.K. and FMR Japan

Geode serves as sub-adviser to the following registered investment companies with similar investment objectives as the investment strategy Geode would utilize on behalf of the fund in Proposal 4.

Fee Schedule 0.75% (75 basis points) on the first $50M in assets 0.60% (60 basis points) on any amount in excess of $50M in assets Subject to a $100,000 annual minimum fee when strategy is funded
Client	Net Assets of Fund (Amounts in millions as of 6/30/2020)
Strategic Advisers® Fidelity® Emerging Markets Fund	$3,286.9

FMR UK serves as sub-adviser or sub-subadviser to the following other investment companies with similar objectives as the investment strategy FIAM could delegate to FMR UK on behalf of the funds in Proposal 5. In each case the adviser (or subadviser, as applicable) and not the fund, compensates FMR UK pursuant to the fee schedule listed below.

Fee Schedule

For non-discretionary investment advice and research: 110% of costs incurred by FMR
UK in providing investment advisory services.

For discretionary investment management services: greater of (i) 50% of the advisory fees payable to the adviser (including performance adjustments, if any) that are attributable to the assets managed by FMR UK, or (ii) 110% of costs incurred by FMR UK in providing investment management services (but in no event greater than the total advisory fee that the adviser receives).

Client	Net Assets of Fund (Amounts in millions as of 6/30/2020)
Fidelity® Stock Selector All Cap Fund	$ 9,063.4
Fidelity® Mega Cap Stock Fund	$ 1,108.6
Fidelity® Total Bond Fund	$ 29,027.3
Fidelity® Investment Grade Bond Fund	$ 8,003.5
Fidelity Advisor® Mortgage Securities Fund	$ 890.7
Fidelity® High Income Fund	$ 5,701.5
Fidelity® Total Bond ETF	$ 1,241.8
Fidelity® SAI Total Bond Fund	$ 15,860.5
Fidelity Advisor® Emerging Markets Fund	$ 769.1
VIP Emerging Markets Portfolio	$ 802.4
VIP High Income Portfolio	$ 896.9
VIP Investment Grade Bond Portfolio	$ 4,818.9

Fee Schedule

For non-discretionary investment advice and research: 110% of costs incurred by FMR
UK in providing investment advisory services.

For discretionary investment management services: greater of (i) 50% of the sub-advisory fees payable to FIAM in its capacity as sub-adviser (including performance adjustments, if any)
that are attributable to the assets managed by FMR UK, or (ii) 110% of costs incurred by FMR UK in providing investment management services (but in no event greater than the sub-advisory fee that FIAM receives).

Client	Net Assets of Fund (Amounts in millions as of 6/30/2020)
Strategic Advisers® Large Cap Fund	$ 0*
Strategic Advisers® Fidelity® U.S. Total Stock Fund	$ 35,144.2
Strategic Advisers® Fidelity® Core Income Fund	$ 25,245.6
Strategic Advisers® Fidelity® Emerging Markets Fund	$ 3,286.0
*	Fund has not commenced operations.

Fee Schedule

For non-discretionary investment advice and research: 110% of costs incurred by FMR
UK in providing investment advisory services.

For discretionary investment management services: greater of (i) 50% of the sum of the individual fund fee rate of 20bp and the group fee rate, attributable to the assets managed by FMR UK, or (ii) 110% of costs incurred by FMR UK in providing investment management services (but in no event greater than the total fees that the adviser receives from its affiliates for its services). The effective group fee rate for July 2020 was 10 bp.

Client	Net Assets of Fund (Amounts in millions as of 6/30/2020)

Fidelity Flex® Core Bond Fund	$ 67.1

Fidelity® Total Bond K6 Fund	$ 1,587.0

FMR H.K. serves as sub-adviser or sub-subadviser to the following other investment companies with similar objectives as the investment strategy FIAM could delegate to FMR H.K. on behalf of the funds in Proposal 6. In each case the adviser (or subadviser, as applicable) and not the fund, compensates FMR H.K. pursuant to the fee schedule listed below.

Fee Schedule

For non-discretionary investment advice and research: 110% of costs incurred by FMR
H.K. in providing investment advisory services.

For discretionary investment management services: greater of (i) 50% of the advisory fees payable to the adviser (including performance adjustments, if any) that are attributable to the assets managed by FMR H.K., or (ii) 110% of costs incurred by FMR H.K. in providing investment management services (but in no event greater than the total advisory fee that the adviser receives).

Client	Net Assets of Fund (Amounts in millions as of 6/30/2020)
Fidelity® Stock Selector All Cap Fund	$ 9,063.4
Fidelity® Mega Cap Stock Fund	$ 1,108.6
Fidelity® Total Bond Fund	$ 29,027.3
Fidelity® Investment Grade Bond Fund	$ 8,003.5
Fidelity Advisor® Mortgage Securities Fund	$ 890.7
Fidelity® High Income Fund	$ 5,701.5
Fidelity® Total Bond ETF	$ 1,241.8
Fidelity® SAI Total Bond Fund	$ 15,860.5
Fidelity Advisor® Emerging Markets Fund	$ 769.1
VIP Emerging Markets Portfolio	$ 802.4
VIP High Income Portfolio	$ 896.9
VIP Investment Grade Bond Portfolio	$ 4,818.9

Fee Schedule

For non-discretionary investment advice and research: 110% of costs incurred by FMR
H.K. in providing investment advisory services.

For discretionary investment management services: greater of (i) 50% of the sub-advisory fees payable to FIAM in its capacity as sub-adviser (including performance adjustments, if any)
that are attributable to the assets managed by FMR H.K., or (ii) 110% of costs incurred by FMR H.K. in providing investment management services (but in no event greater than the sub-advisory fee that FIAM receives).

Client	Net Assets of Fund (Amounts in millions as of 6/30/2020)
Strategic Advisers® Large Cap Fund	$ 0*
Strategic Advisers® Fidelity® U.S. Total Stock Fund	$ 35,144.2
Strategic Advisers® Fidelity® Core Income Fund	$ 25,245.6
Strategic Advisers® Fidelity® Emerging Markets Fund	$ 3,286.0
*	Fund has not commenced operations.

Fee Schedule

For non-discretionary investment advice and research: 110% of costs incurred by FMR
H.K. in providing investment advisory services.

For discretionary investment management services: greater of (i) 50% of the sum of the individual fund fee rate of 20bp and the group fee rate, attributable to the assets managed by FMR H.K., or (ii) 110% of costs incurred by FMR H.K. in providing investment management services (but in no event greater than the total fees that the adviser receives from its affiliates for its services). The effective group fee rate for July 2020 was 10 bp.

Client	Net Assets of Fund (Amounts in millions as of 6/30/2020)

Fidelity Flex® Core Bond Fund	$ 67.1

Fidelity® Total Bond K6 Fund	$ 1,587.0

FMR Japan serves as sub-adviser or sub-subadviser to the following other investment companies with similar objectives as the investment strategy FIAM could delegate to FMR Japan on behalf of the funds in Proposal 7. In each case the adviser (or subadviser, as applicable) and not the fund, compensates FMR Japan pursuant to the fee schedule listed below.

Fee Schedule

For non-discretionary investment advice and research: 110% of costs incurred by FMR
Japan in providing investment advisory services.

For discretionary investment management services: greater of (i) 50% of the advisory fees payable to the adviser (including performance adjustments, if any) that are attributable to the assets managed by FMR Japan, or (ii) 110% of costs incurred by FMR Japan in providing investment management services (but in no event greater than the total advisory fee that the adviser receives).

Client	Net Assets of Fund (Amounts in millions as of 6/30/2020)
Fidelity® Stock Selector All Cap Fund	$ 9,063.4
Fidelity® Mega Cap Stock Fund	$ 1,108.6
Fidelity® Total Bond Fund	$ 29,027.3
Fidelity® Investment Grade Bond Fund	$ 8,003.5
Fidelity Advisor® Mortgage Securities Fund	$ 890.7
Fidelity® High Income Fund	$ 5,701.5
Fidelity® Total Bond ETF	$ 1,241.8
Fidelity® SAI Total Bond Fund	$ 15,860.5
Fidelity Advisor® Emerging Markets Fund	$ 769.1
VIP Emerging Markets Portfolio	$ 802.4
VIP High Income Portfolio	$ 896.9
VIP Investment Grade Bond Portfolio	$ 4,818.9

Fee Schedule

For non-discretionary investment advice and research: 110% of costs incurred by FMR
Japan in providing investment advisory services.

For discretionary investment management services: greater of (i) 50% of the sub-advisory fees payable to FIAM in its capacity as sub-adviser (including performance adjustments, if any)
that are attributable to the assets managed by FMR Japan, or (ii) 110% of costs incurred by FMR Japan in providing investment management services (but in no event greater than the sub-advisory fee that FIAM receives).

Client	Net Assets of Fund (Amounts in millions as of 6/30/2020)
Strategic Advisers® Large Cap Fund	$ 0*
Strategic Advisers® Fidelity® U.S. Total Stock Fund	$ 35,144.2
Strategic Advisers® Fidelity® Core Income Fund	$ 25,245.6
Strategic Advisers® Fidelity® Emerging Markets Fund	$ 3,286.0
*	Fund has not commenced operations.

Fee Schedule

For non-discretionary investment advice and research: 110% of costs incurred by FMR
Japan in providing investment advisory services.

For discretionary investment management services: greater of (i) 50% of the sum of the individual fund fee rate of 20bp and the group fee rate, attributable to the assets managed by FMR Japan, or (ii) 110% of costs incurred by FMR Japan in providing investment management services (but in no event greater than the total fees that the adviser receives from its affiliates for its services). The effective group fee rate for July 2020 was 10 bp.

Client	Net Assets of Fund (Amounts in millions as of 6/30/2020)

Fidelity Flex® Core Bond Fund	$ 67.1

Fidelity® Total Bond K6 Fund	$ 1,587.0

APPENDIX K

BOARD APPROVAL OF PROPOSED AGREEMENTS

The factors the Board considered in approving the Proposed Agreements with each of FIA and Geode, and between FIA and FIA (UK) and FIAM and each of FRM UK, FMR H.K. and FMR Japan.

Board Approval of Proposed Agreements with FIA and between FIA and FIA (UK) for Strategic Advisers® Fidelity®

U.S. Total Stock Fund and Strategic Advisers® Small-Mid Cap Fund.

In June 2020, the Board of Trustees, including the Independent Trustees (together, the Board), voted to approve a new investment advisory agreement with FIA for each fund, and through FIA, a sub-subadvisory agreement with FIA (UK) (the Proposed Agreements), each subject to shareholder approval. The Board, assisted by the advice of fund counsel and Independent Trustees’ counsel, considered a broad range of information it believed relevant to the approval of each Proposed Agreement.

In considering whether to approve each Proposed Agreement, the Board reached a determination, with the assistance of fund counsel and Independent Trustees’ counsel and through the exercise of its business judgment, that the approval of each Proposed Agreement is in the best interests of each relevant fund and its shareholders and does not involve a conflict of interest from which Strategic Advisers or its affiliates derive an inappropriate advantage. Also, the Board found that the fees to be charged under each Proposed Agreement bear a reasonable relationship to the services to be rendered and will be based on services provided that will be in addition to, rather than duplicative of services provided under the advisory contract of any underlying fund in which each fund may invest. The Board’s decision to approve each Proposed Agreement was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board. In addition, individual Trustees did not necessarily attribute the same weight or importance to each factor.

Nature, Extent, and Quality of Services Provided. The Board considered the backgrounds of the investment personnel that will provide services to each fund, and also considered each fund’s investment objective, strategies and related investment philosophy and current sub-adviser line-up. The Board also considered the structures of the investment personnel compensation programs and whether such structures provide appropriate incentives to act in the best interests of each fund.

With respect to each Proposed Sub-Subadvisory Agreement, the Board noted that it previously received and considered materials relating to the nature, extent and quality of services provided by Strategic Advisers and FIA, including the resources dedicated to investment management and support services, as well as shareholder and administrative services, in connection with its annual renewal of each fund’s management contract, sub-advisory agreements, and sub-subadvisory agreements at its September 2019 meeting. The Board noted its familiarity with the nature, extent and quality of services provided by FIA and FIA (UK) to other Strategic Advisers funds. The Board also considered the detailed information provided by Strategic Advisers and FIA in the June 2020 annual contract renewal materials.

Resources Dedicated to Investment Management and Support Services. The Board reviewed the general qualifications and capabilities of FIA and FIA (UK)’s investment staffs, their use of technology, and their approach to managing and compensating investment personnel. The Board noted that FIA and FIA (UK)’s analysts have extensive resources, tools, and capabilities that allow them to conduct sophisticated quantitative and/or fundamental analysis. Additionally, in its deliberations, the Board considered FIA and FIA (UK)’s trading capabilities and resources and global compliance infrastructure, which are integral parts of the investment management process.

Shareholder and Administrative Services. The Board considered: (i) the nature, extent, quality, and cost of advisory services to be performed by FIA and FIA (UK) under each Proposed Agreement; and (ii) the resources to be devoted to the funds’ compliance policies and procedures.

Investment Performance. The Board considered the composite performance of FIA and the portfolio managers in managing an open-end mutual fund trust established under the laws of Ontario under a similar mandate.

Based on its review, the Board concluded that the nature, extent, and quality of services that will be provided to each fund under each Proposed Agreement should benefit the relevant fund’s shareholders.

Competitiveness of Management Fee and Total Fund Expenses. In reviewing each Proposed Sub-Advisory Agreement, the Board considered the amount and nature of fees to be paid by each fund to Strategic Advisers and by Strategic Advisers to FIA. The Board also considered that the approval of each Proposed Sub-Advisory Agreement will not initially result in any changes to the respective fund’s management fee or total net expenses because Strategic Advisers does not expect to allocate assets to FIA at this time. The Board considered the hypothetical impact on each fund’s management fee rate and total expenses if Strategic Advisers were to allocate assets to FIA in the future.

With respect to each Proposed Sub-Subadvisory Agreement, the Board considered that FIA, and not the respective fund, will compensate FIA (UK} under the terms of each Proposed Sub-Subadvisory Agreement and that each fund and Strategic Advisers are not responsible for any such fees or expenses. The Board also considered that each Proposed Sub-Subadvisory Agreement will not result in any changes to the fees paid under each sub-advisory agreement among Strategic Advisers, FIA, and the Trust on behalf of the respective fund.

Strategic Advisers Fidelity U.S. Total Stock Fund: The Board noted that the fund’s maximum aggregate annual management fee rate may not exceed 1.00% of the fund’s average daily net assets and that the approval of the Proposed Agreements will not result in changes to the maximum aggregate annual management fee payable by the fund, in Strategic Advisers’ contractual agreement to waive its 0.25% portion of the fund’s management fee through September 30, 2022, or its proposal to extend the waiver through September 30, 2023.

Strategic Advisers Small-Mid Cap Fund: The Board noted that the fund’s maximum aggregate annual management fee rate may not exceed 1.10% of the fund’s average daily net assets and that the approval of the Proposed Agreements will not result in changes to the maximum aggregate annual management fee payable by the fund, in Strategic Advisers’ contractual agreement to waive its 0.25% portion of the fund’s management fee through September 30, 2022, or its proposal to extend the waiver through September 30, 2023.

Based on its review, the Board concluded that each fund’s management fee structure and any changes to projected total expenses bear a reasonable relationship to the services that each fund and its shareholders will receive and the other factors considered.

Because each Proposed Agreement was negotiated at arm’s length and will have no impact on the maximum management fees payable by each fund or Strategic Advisers’ portion of each management fee, the Board did not consider the costs of services and profitability to be significant factors in its decision to approve each Proposed Agreement.

Potential Fall-Out Benefits. The Board considered that it reviews information regarding the potential of direct and indirect benefits to Strategic Advisers and its affiliates from their relationships with each fund, including non-advisory fee compensation paid to affiliates of Strategic Advisers, if any, as well as information regarding potential fall-out benefits accruing to each sub-adviser, if any, as a result of its relationship with each fund, during its annual renewal of each fund’s management contract, sub-advisory agreements, and sub-subadvisory agreements. The Board considered Strategic Advisers’ representation that it does not anticipate that the approval of each Proposed Agreement will have a significant impact on the profitability of, or potential fall-out benefits to, Strategic Advisers or its affiliates.

Possible Economies of Scale. The Board considered that it reviews whether there have been economies of scale in connection with the management of each fund during its annual renewal of each fund’s management contract, sub-advisory agreements, and sub-subadvisory agreements. The Board noted that the Proposed Agreements provide for breakpoints that have the potential to reduce sub-advisory fees paid to FIA as assets allocated to FIA grow. The Board also noted that it did not consider the possible realization of economies of scale to be a significant factor in its decision to approve the Proposed Sub-Subadvisory Agreement because each fund will not bear any additional management fees or expenses under such arrangements.

Conclusion. Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that each Proposed Agreement’s fee structure bears a reasonable relationship to the services to be rendered and that each Proposed Agreement is in the best interests of each respective fund and its shareholders and should be approved. The Board also concluded that the sub-advisory fees to be charged under each Proposed Sub-Advisory Agreement will be based on services provided that will be in addition to, rather than duplicative of, services provided under the advisory contract of any underlying fund in which each fund may invest. In addition, the Board concluded that the approval of each Proposed Agreement does not involve a conflict of interest from which Strategic Advisers or its affiliates derive an inappropriate advantage.

Board Approval of Proposed Agreement with Geode for Strategic Advisers® Emerging Markets Fund

In June 2020, the Board of Trustees, including the Independent Trustees (together, the Board) voted to approve a new investment sub-advisory agreement (the Proposed Agreement) with Geode for the fund, subject to shareholder approval. The Board, assisted by the advice of fund counsel and Independent Trustees’ counsel, considered a broad range of information it believed relevant to the approval of the Proposed Agreement.

In considering whether to approve the Proposed Agreement, the Board reached a determination, with the assistance of fund counsel and Independent Trustees’ counsel and through the exercise of its business judgment, that the approval of the Proposed Agreement is in the best interests of the fund and its shareholders and does not involve a conflict of interest from which Strategic Advisers or its affiliates derive an inappropriate advantage. Also, the Board found that the fees to be charged under the Proposed Agreement bear a reasonable relationship to the services to be rendered and will be based on services provided that will be in addition to, rather than duplicative of services provided under the advisory contract of any underlying fund in which the fund may invest. The Board’s decision to approve the Proposed Agreement was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board. In addition, individual Trustees did not necessarily attribute the same weight or importance to each factor.

Nature, Extent, and Quality of Services Provided. The Board considered the backgrounds of the investment personnel that will provide services to the fund, and also considered the fund’s investment objective, strategies and related investment philosophy and current sub-adviser line-up. The Board also considered the structures of the investment personnel compensation programs and whether such structures provide appropriate incentives to act in the best interests of the fund.

With respect to the Proposed Agreement, the Board noted that it previously received and considered materials relating to the nature, extent and quality of services provided by Strategic Advisers, including the resources dedicated to investment management and support services, as well as shareholder and administrative services, in connection with its annual renewal of the fund’s management contract, sub-advisory agreements, and sub-subadvisory agreements at its September 2019 meeting. The Board noted its familiarity with the nature, extent and quality of services provided by Geode to other Strategic Advisers funds. The Board also considered the detailed information provided by Strategic Advisers and Geode in the June 2020 annual contract renewal materials.

Resources Dedicated to Investment Management and Support Services. The Board reviewed the general qualifications and capabilities of Geode’s investment staffs, their use of technology, and their approach to managing and compensating investment personnel. The Board noted that Geode’s analysts have extensive resources, tools, and capabilities that allow them to conduct sophisticated quantitative and/or fundamental analysis. Additionally, in its deliberations, the Board considered Geode’s trading capabilities and resources and compliance infrastructure, which are integral parts of the investment management process.

Shareholder and Administrative Services. The Board considered: (i) the nature, extent, quality, and cost of advisory services to be performed by Geode under the Proposed Agreement; and (ii) the resources to be devoted to the fund’s compliance policies and procedures.

Investment Performance. The Board considered the model performance of the investment mandate to be used by Geode. The Board noted that it had previously approved the same investment mandate for another Strategic Advisers fund, but there is no historical investment performance to review as the mandate is still unfunded.

Based on its review, the Board concluded that the nature, extent, and quality of services that will be provided to the fund under the Proposed Agreement should benefit the fund’s shareholders.

Competitiveness of Management Fee and Total Fund Expenses. In reviewing the Proposed Agreement, the Board considered the amount and nature of the fees to be paid by the fund to Strategic Advisers and by Strategic Advisers to Geode. The Board also considered the projected change in the fund’s management fee and total operating expenses, if any, as a result of approving the Proposed Agreement. The Board noted that the approval of the Proposed Agreement will not initially result in any changes to the fund’s management fee or total net expenses because Strategic Advisers does not expect to allocate assets to Geode at this time. The Board considered the hypothetical impact on the fund’s management fee rate and total expenses if Strategic Advisers were to allocate assets to Geode in the future.

The Board noted that the fund’s maximum aggregate annual management fee rate may not exceed 1.20% of the fund’s average daily net assets and that the Proposed Agreement will not result in changes to the maximum aggregate annual management fee payable by the fund, in Strategic Advisers’ contractual agreement to waive its 0.25% portion of the fund’s management fee through September 30, 2022, or its proposal to extend the waiver through September 30, 2023.

Based on its review, the Board concluded that the fund’s management fee structure and any changes to projected total expenses bear a reasonable relationship to the services that the fund and its shareholders will receive and the other factors considered.

Because the Proposed Agreement was negotiated at arm’s length and will have no impact on the maximum management fees payable by the fund or Strategic Advisers’ portion of the management fee, the Board did not consider the costs of services and profitability to be significant factors in its decision to approve the Proposed Agreement.

Potential Fall-Out Benefits. The Board considered that it reviews information regarding the potential of direct and indirect benefits to Strategic Advisers and its affiliates from their relationships with the fund, including non-advisory fee compensation paid to affiliates of Strategic Advisers, if any, as well as information regarding potential fall-out benefits accruing to each sub-adviser, if any, as a result of its relationship with the fund, during its annual renewal of the fund’s management contract, sub-advisory agreements, and sub-subadvisory agreements. The Board considered Strategic Advisers’ representation that it does not anticipate that the approval of the Proposed Agreement will have a significant impact on the profitability of, or potential fall-out benefits to, Strategic Advisers or its affiliates.

Possible Economies of Scale. The Board considered that it reviews whether there have been economies of scale in connection with the management of the fund during its annual renewal of the fund’s management contract, sub-advisory agreements, and sub-subadvisory agreements. The Board noted that the Proposed Agreement provides for breakpoints that have the potential to reduce sub-advisory fees paid to Geode as assets allocated to Geode grow.

Conclusion. Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the Proposed Agreement’s fee structure bears a reasonable relationship to the services to be rendered and that the Proposed Agreement is in the best interests of the fund and its shareholders and should be approved. The Board also concluded that the sub-advisory fees to be charged under the Proposed Agreement will be based on services provided that will be in addition to, rather than duplicative of, services provided under the advisory contract of any underlying fund in which the fund may invest. In addition, the Board concluded that the approval of the Proposed Agreement does not involve a conflict of interest from which Strategic Advisers or its affiliates derive an inappropriate advantage.

Board Approval of Proposed Agreements Between FIAM and FMR UK, FMR H.K., and FMR Japan for Strategic Advisers® Core Fund, Strategic Advisers® Core Income Fund, Strategic Advisers® Emerging Markets Fund, Strategic Advisers® Fidelity® International Fund, Strategic Advisers® Growth Fund, Strategic Advisers® Income Opportunities Fund, Strategic Advisers® International Fund, Strategic Advisers® Short Duration Fund, Strategic Advisers ® Small-Mid Cap Fund, and Strategic Advisers® Value Fund.

In June, 2020, the Board of Trustees, including the Independent Trustees (together, the Board), voted to approve through FIAM for each fund, a sub-subadvisory agreement with each of FMR UK, FMR H.K., and FMR Japan (the Proposed Agreements), each subject to shareholder approval. The Board, assisted by the advice of fund counsel and Independent Trustees’ counsel, considered a broad range of information.

The Board noted that it previously received and considered materials relating to the nature, extent and quality of services provided by Strategic Advisers and FIAM, including the resources dedicated to investment management and support services, as well as shareholder and administrative services, in connection with its annual renewal of each fund’s management contract and sub-advisory agreements at its September 2019 meeting. The Board noted its familiarity with the nature, extent and quality of services provided by the FMR UK, FMR H.K., and FMR Japan to other Strategic Advisers funds. The Board also considered the detailed information provided by Strategic Advisers and FIAM in the June 2020 annual contract renewal materials.

The Board considered that FIAM, and not each fund, will compensate FMR UK, FMR H.K., and FMR Japan under the terms of the Proposed Agreements and that each fund and Strategic Advisers are not responsible for any such fees or expenses. The Board also considered that the Proposed Agreements will not result in any changes to the fees paid under the sub-advisory agreement among Strategic Advisers, FIAM, and the Trust on behalf of each fund.

Because the Board was approving Proposed Agreements under which each fund will not bear any additional management fees or expenses, it did not consider the competitiveness of management fee and total expenses or the possible realization of economies of scale to be significant factors in its decision. In addition, because the Proposed Agreements were negotiated at arm’s length and will have no impact on the maximum management fees payable by each fund or Strategic Advisers’ portion of the management fee, the Board did not consider the costs of services and profitability to be significant factors in its decision to approve the Proposed Agreements. The Board considered Strategic Advisers’ representation that it does not anticipate that the approval of the Proposed Agreements will have a significant impact on the profitability of, or potential fall-out benefits to, Strategic Advisers or its affiliates.

The Board noted that in connection with future annual contract renewals, it will consider: (i) the nature, extent, and quality of services provided to each fund, including administrative services and investment performance; (ii) the historical investment performance of each fund; (iii) the competitiveness of each fund’s management fees and total expenses; (iv) the costs of services and profitability; (v) the potential fall-out benefits to Strategic Advisers and its affiliates from their relationships with each fund; and (vi) the possible realization of economies of scale.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the Proposed Agreements are in the best interests of each respective fund and its shareholders and should be approved. In addition, the Board concluded that the approval of the Proposed Agreements does not involve a conflict of interest from which Strategic Advisers or its affiliates derive an inappropriate advantage.

APPENDIX L

MANAGEMENT CONTRACT WITH STRATEGIC ADVISERS

For each fund included in any of Proposals 3-7, the date of the fund’s management contract with Strategic Advisers and the date of the last shareholder vote on the management contract is provided below.

Fund	Date of Contract		Shareholder Approval[2]

Strategic Advisers® Core Fund	October 1, 2018	[1]	December 29, 2009

Strategic Advisers® Core Income Fund	October 1, 2018	[1]	August 20, 2010

Strategic Advisers® Emerging Markets Fund	October 1, 2018	[1]	September 29, 2010

Strategic Advisers® Fidelity® International Fund	October 1, 2018	[1]	August 20, 2010

Strategic Advisers® Fidelity® U.S. Total Stock Fund	October 1, 2018	[1]	March 19, 2018

Strategic Advisers® Growth Fund	October 1, 2018	[1]	June 1, 2010

Strategic Advisers® Income Opportunities Fund	October 1, 2018	[1]	August 20, 2010

Strategic Advisers® International Fund	October 1, 2018	[1]	August 20, 2010

Strategic Advisers® Short Duration Fund	October 1, 2018	[1]	December 19, 2011

Strategic Advisers® Small-Mid Cap Fund	October 1, 2018	[1]	August 20, 2010

Strategic Advisers® Value Fund	October 1, 2018	[1]	June 25, 2010

[1]	Amended and Restated date of management contract.

[2]	Initial approval of management contract by sole initial shareholder.

APPENDIX M

For each of the funds included in any of Proposals 3-7, Strategic Advisers has contractually agreed that the fund’s maximum annual management fee, as a percentage of its respective average daily net assets, will not exceed the rates in the table below.

Fund Names	Maximum Management Fee

Strategic Advisers® Core Fund	1.00%

Strategic Advisers® Core Income Fund	0.60%

Strategic Advisers® Emerging Markets Fund	1.20%

Strategic Advisers® Fidelity® International Fund	1.00%

Strategic Advisers® Fidelity® U.S. Total Stock Fund	1.00%

Strategic Advisers® Growth Fund	0.95%

Strategic Advisers® Income Opportunities Fund	0.75%

Strategic Advisers® International Fund	1.00%

Strategic Advisers® Short Duration Fund	0.55%

Strategic Advisers® Small-Mid Cap Fund	1.10%

Strategic Advisers® Value Fund	0.70%

APPENDIX N

SUB-ADVISORY FEES PAID TO FIAM, FIA AND GEODE

The following table lists the sub-advisory fee rates paid to FIAM by the applicable funds included in any of Proposals 3-7 pursuant to existing sub-advisory agreements that have been approved by shareholders and the Board of Trustees (see Appendix H).

Fund Name	Strategy	Fee Schedule
Strategic Advisers® Core Fund	Large Cap Core	40bp on the first $100M
30bp over $100M
	Quantitative Large Cap Core	40bp on the first $100M
35bp on the next $150M
30bp on the next $100M
25bp over $350M
	Sector Managed	28bp on all assets
	U.S. Equity	27.5bp on the first $500M 22.5bp over $500M
Strategic Advisers® Core Income Fund	Core Investment Grade	27.5bp on the first $100M 20bp on the next $400M 12bp over $500M
	Fixed-Income Securitized	27.5bp on the first $100M 20bp on the next $400M 12bp over $500M
	Core Plus	32bp on all assets
Strategic Advisers® Emerging Markets Fund	Select Emerging Markets Equity	43bp on all assets
	Concentrated Emerging Markets	45bp on all assets
	Emerging Markets	99bp on the first 150M 95bp over 150M
Strategic Advisers® Fidelity® International Fund	Emerging Markets	99bp on the first 150M 95bp over 150M
	Select Emerging Markets Equity	43bp on all assets
	Select International	24bp on all assets
	Select International Plus	24bp on all assets
Strategic Advisers® Fidelity® U.S. Total Stock Fund	Intrinsic Opportunities	30bp on all assets
	Sector Managed	28bp on all assets
	Small-Mid Cap Core	35bp on all assets
	U.S. Equity	27.5bp on the first $500M 22.5bp over $500M
	Value Discovery	28bp on all assets
Strategic Advisers® Growth Fund	Focused Large Cap Growth	35bp on the first $250M
30bp on the next $250M
25bp on the next $500M
20bp over $1B
	Large Cap Core	40bp on the first $100M 30bp over $100M
Strategic Advisers® Income Opportunities Fund	High Income	60bp on the first $50M 40bp on the next $50M 30bp on the next $100M 25bp over $200M
	High Yield	60bp on the first $50M
40bp on the next $50M
30bp on the next $100M 25bp over $200M

Fund Name	Strategy	Fee Schedule
Strategic Advisers® International Fund	Emerging Markets	99bp on the first 150M 95bp over 150M
	Select Emerging Markets Equity	43bp on all assets
	Select International	24bp on all assets
	Select International Plus	24bp on all assets
Strategic Advisers® Short Duration Fund	Low Duration Bond	20bp on the first $100M 15bp on the next $400M 9bp over $500M
Strategic Advisers® Small-Mid Cap Fund	Small-Mid Cap	35bp on all assets
Strategic Advisers® Value Fund	Large Cap Core	40bp on the first $100M 30bp over $100M
	Large Cap Value	40bp on the first $100M
35bp on the next $150M
30bp on the next $100M
25bp over $350M

For purposes of calculating fees, the assets of funds invested in the same underlying strategy are aggregated to reach breakpoints.

The following table lists the sub-advisory fee rates paid to FIA by the applicable funds included in any of Proposals 3-7 pursuant to existing sub-advisory agreements that have been approved by shareholders and the Board of Trustees (see Appendix H).

Fund Name	Strategy	Fee Schedule
Strategic Advisers® Emerging Markets Fund[1]	Global Emerging Markets	55bp on the first $100M
52bp on the next $200M 50bp on the next $200M
40bp over $500M
	Greater China	55bp on the first $100M 52bp on the next $200M 50bp on the next $200M 40bp over $500M
Strategic Advisers® Fidelity® International Fund	Regional	55bp on the first $100M 52bp on the next $200M 50bp on the next $200M 40bp over $500M
Strategic Advisers® International Fund	Regional	55bp on the first $100M 52bp on the next $200M 50bp on the next $200M 40bp over $500M

For purposes of calculating fees, the assets of funds invested in the same underlying strategy are aggregated to reach breakpoints.

[1]

FIA has agreed to provide a voluntary fee reduction in an amount equal to 10% of the fees payable for the Strategy with the lowest fees in dollars as determined monthly, provided that FIA manages at least two distinct funded Strategies for Strategic Advisers® Emerging Markets Fund and/or Strategic Advisers® Fidelity® Emerging Markets Fund in the aggregate. The discount will be allocated to each funded Strategy based on fees payable to FIA. The voluntary arrangement may be discontinued at any time upon 30 days’ written notice to Strategic Advisers.

The following table lists the sub-advisory fee rates paid to Geode by the applicable funds included in any of Proposals 3-7 pursuant to existing sub-advisory agreements that have been approved by shareholders and the Board of Trustees (see Appendix H).

Fund Name	Strategy	Fee Schedule
Strategic Advisers® Core Fund	Factor-Based	12.5bp on the first $500M 10bp on the next $500M
7.5bp over $1B
Strategic Advisers® Fidelity® International Fund	International Factor-Based	17.5bp on the first $500M 15bp on the next $500M 12.5bp over $1B

Fund Name	Strategy	Fee Schedule
Strategic Advisers® Fidelity® U.S. Total Stock Fund	Small Cap Enhanced Index	22.5bp on all assets
Strategic Advisers® Growth Fund	Factor-Based	12.5bp on the first $500M 10bp on the next $500M 7.5bp over $1B
Strategic Advisers® International Fund	International Factor-Based	17.5bp on the first $500M 15bp on the next $500M 12.5bp over $1B
Strategic Advisers® Small-Mid Cap Fund	U.S. Small-Mid Cap Quality Focus Index	3.5bp on all assets
	SMID	21.25bp on the first $500M 20bp on the next $500M 18.75bp over $1B
Strategic Advisers® Value Fund	Factor-Based	12.5bp on the first $500M 10bp on the next $500M 7.5bp over $1B

For purposes of calculating fees, the assets of funds invested in the same underlying strategy are aggregated to reach breakpoints.

APPENDIX O

BROKERAGE COMMISSIONS PAID TO AFFILIATED BROKERS

The tables below show the total amount of brokerage commissions paid by applicable funds included in any of Proposals 3-7 to an affiliated broker for the past fiscal year. The tables also show the approximate amount of aggregate brokerage commissions paid by a fund to an affiliated broker as a percentage of the approximate aggregate dollar amount of transactions for which the fund paid brokerage commissions as well as the percentage of transactions effected by a fund through an affiliated broker. Affiliated brokers are paid on a commission basis.

During the fiscal year ended May 31, 2020, the following brokerage commissions were paid to affiliated brokers:

Funds	Broker	Affiliated With	Transactions Initiated By	Commissions	Percentage of Aggregate Brokerage Commissions	Percentage of Aggregate Dollar Amount of Brokerage Transactions

Strategic Advisers® Core Fund	Fidelity Capital Markets[1]	FMR LLC / Strategic Advisers	Alliance- Bernstein	$154	0.00%	0.00%

	Luminex	FMR LLC / Strategic Advisers	Alliance- Bernstein	$231	0.00%	0.01%

	Luminex	FMR LLC / Strategic Advisers	Brandywine Global	$770	0.01%	0.03%

	Fidelity Capital Markets[1]	FMR LLC / Strategic Advisers	FIAM	$71,444	0.95%	1.83%

	Luminex	FMR LLC / Strategic Advisers	FIAM	$9,558	0.12%	0.27%

	Luminex	FMR LLC / Strategic Advisers	Invesco	$9,977	0.13%	0.11%

	Luminex	FMR LLC / Strategic Advisers	JPMorgan	$3,546	0.05%	0.12%

	Luminex	FMR LLC / Strategic Advisers	T. Rowe Price	$9,058	0.12%	0.37%

Strategic Advisers® Fidelity® U.S. Total Stock Fund	NFS[2]	FMR LLC		$550,804	8.66%	21.22%

	Luminex	FMR LLC		$21,691	0.34%	1.30%

Strategic Advisers® Growth Fund	Luminex	FMR LLC / Strategic Advisers	ClearBridge	$18	0.00%	0.00%

	Luminex	FMR LLC / Strategic Advisers	Loomis Sayles	$725	0.07%	0.05%

	Fidelity Capital Markets[1]	FMR LLC / Strategic Advisers	MFS	$9	0.00%	0.00%

	Fidelity Capital Markets[1]	FMR LLC / Strategic Advisers	Strategic Advisers	$13,881	1.40%	4.01%

	Luminex	FMR LLC / Strategic Advisers	Strategic Advisers	$967	0.10%	0.26%

Strategic Advisers® Short Duration Fund	Fidelity Capital Markets[1]	FMR LLC / Strategic Advisers	Strategic Advisers	$1,525	0.64%	0.54%

Strategic Advisers® Value Fund	Luminex	FMR LLC / Strategic Advisers	Boston Partners	$298	0.01%	0.07%

	Luminex	FMR LLC / Strategic Advisers	Brandywine Global	$2,826	0.12%	0.48%

	Luminex	FMR LLC / Strategic Advisers	JPMorgan	$422	0.02%	0.06%

[1]	Fidelity Capital Markets is a division of NFS.

[2]

The difference between the percentage of aggregate brokerage commissions paid to, and the percentage of the aggregate dollar amount of transactions effected through, an affiliated broker is a result of the low commission rates charged by an affiliated broker.

During the fiscal year ended February 29, 2020, the following brokerage commissions were paid to affiliated brokers:

Funds	Broker	Affiliated With	Transactions Initiated By	Commissions	Percentage of Aggregate Brokerage Commissions	Percentage of Aggregate Dollar Amount of Brokerage Transactions

Strategic Advisers® Emerging Markets Fund	NFS	FMR LLC		$513	0.02%	0.09%

	Luminex	FMR LLC		$175	0.01%	0.01%

Strategic® Advisers International Fund	Fidelity Capital Markets[1]	FMR LLC/ Strategic Advisers	MFS	$681	0.02%	0.08%

		FMR LLC/ Strategic Advisers	MFS	$288	0.01%	0.05%

	Fidelity Capital Markets[1]	FMR LLC/ Strategic Advisers	Strategic Advisers	$180	0.01%	0.02%

	Luminex	FMR LLC/ Strategic Advisers	T. Rowe Price	$33	0.00%	0.00%

	Fidelity Capital Markets[1]	FMR LLC/ Strategic Advisers	TSW	$212	0.01%	0.02%

Strategic Advisers® Small-Mid Cap Fund	Fidelity Capital Markets[1]	FMR LLC/ Strategic Advisers	Alliance-Bernstein	$1,240	0.02%	0.09%

	Luminex	FMR LLC/ Strategic Advisers	Alliance-Bernstein	$461	0.01%	0.03%

	Luminex	FMR LLC/ Strategic Advisers	Boston Partners	$231	0.00%	0.04%

	Fidelity Capital Markets[1]	FMR LLC/ Strategic Advisers	FIAM	$177	0.00%	0.02%

	Luminex	FMR LLC/ Strategic Advisers	FIAM	$101	0.00%	0.01%

	Luminex	FMR LLC/ Strategic Advisers	JPMorgan	$603	0.01%	0.04%

	Fidelity Capital Markets[1]	FMR LLC/ Strategic Advisers	BNY Mellon Asset Management North America Corporation[2]	$5	0.00%	0.00%

	Luminex	FMR LLC/ Strategic Advisers	BNY Mellon Asset Management North America Corporation[2]	$207	0.00%	0.03%

	Fidelity Capital Markets[1]	FMR LLC/ Strategic Advisers	Strategic Advisers	$16,132	0.28%	1.21%

	Luminex	FMR LLC/ Strategic Advisers	Strategic Advisers	$1,579	0.03%	0.19%

	Luminex	FMR LLC/ Strategic Advisers	Voya Investment Management Co., LLC[3]	$439	0.01%	0.02%

[1]	Fidelity Capital Markets is a division of NFS.

[2]	As of May 2, 2019, BNY Mellon Asset Management North America Corporation no longer serves as a sub-adviser to Strategic Advisers® Small-Mid Cap Fund.

[3]	As of November 22, 2019, Voya Investment Management Co., LLC no longer serves as a sub-adviser to Strategic Advisers® Small-Mid Cap Fund.

APPENDIX P

TRANSFER AND SERVICE AGENT AGREEMENTS

Information about transfer agent fees paid to FIIOC and pricing and bookkeeping fees paid to FSC by each fund included in any of Proposals 3-7, Strategic Advisers or its affiliates for the applicable fund’s most recent fiscal year end.

For providing transfer agency services, FIIOC receives no fees from each fund. Strategic Advisers or its affiliate bears the costs of the transfer agency services with respect to assets managed by one or more sub-advisers and assets invested in non-affiliated ETFs under the terms of an agreement between Strategic Advisers and FIIOC.

For Strategic Advisers® Core Fund, Strategic Advisers also bears the cost of transfer agent services under the terms of its management contract with the fund.

Strategic Advisers or its affiliate bears the cost of pricing and bookkeeping services for each fund (except for Strategic Advisers® Core Fund) under the terms of an agreement between Strategic Advisers and FSC.

For Strategic Advisers® Core Fund, Strategic Advisers bears the cost of pricing and bookkeeping services, including securities lending administration, under the terms of its management contract with the fund.

Pricing and bookkeeping fees paid by each fund (except for Strategic Advisers® Core Fund), Strategic Advisers or its affiliates to FSC for the most recent fiscal year end amounted to the following:

Fund	Fiscal Year End	Pricing and Bookkeeping Fees Paid to FSC[1]

Strategic Advisers® Core Income Fund	2/29/2020	$762,428

Strategic Advisers® Emerging Markets Fund	2/29/2020	$518,419

Strategic Advisers® Fidelity® International Fund	2/29/2020	$547,536

Strategic Advisers® Fidelity® U.S. Total Stock Fund	5/31/2020	$153,828

Strategic Advisers® Growth Fund	5/31/2020	$106,560

Strategic Advisers® Income Opportunities Fund	2/29/2020	$266,939

Strategic Advisers® International Fund	2/29/2020	$669,452

Strategic Advisers® Short Duration Fund	5/31/2020	$105,016

Strategic Advisers® Small-Mid Cap Fund	2/29/2020	$400,333

Strategic Advisers® Value Fund	5/31/2020	$106,648

[1]	Effective July 1, 2019 Strategic Advisers or its affiliates is responsible for paying all pricing and bookkeeping costs of each fund.

Securities lending administration fees paid by each fund (except for Strategic Advisers® Core Fund), Strategic Advisers or its affiliates to FSC for the most recent fiscal year end amounted to the following:

Fund	Fiscal Year End	Securities Lending Administration Fees Paid to FSC[1]

Strategic Advisers® Core Income Fund	2/29/2020	$45

Strategic Advisers® Emerging Markets Fund	2/29/2020	$2,745

Strategic Advisers® Fidelity® International Fund	2/29/2020	$169

Strategic Advisers® Fidelity® U.S. Total Stock Fund	5/31/2020	–

Strategic Advisers® Growth Fund	5/31/2020	–

Strategic Advisers® Income Opportunities Fund	2/29/2020	–

Strategic Advisers® International Fund	2/29/2020	$10,890

Strategic Advisers® Short Duration Fund	5/31/2020	$0

Strategic Advisers® Small-Mid Cap Fund	2/29/2020	$10,527

Strategic Advisers® Value Fund	5/31/2020	–

[1]	The securities lending administration agreements were terminated effective March 31, 2019 and the services provided under those agreements have moved to the pricing and bookkeeping agreements.

APPENDIX Q

Fees billed by PwC in each of the last two fiscal years for services rendered to each fund are shown in the tables below.

February 29, 2020A	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees

Strategic Advisers® Core Income Fund	$49,800	$4,100	$4,000	$9,600

Strategic Advisers® Emerging Markets Fund	$36,600	$2,300	$2,900	$5,500

Strategic Advisers® Fidelity® International Fund	$44,200	$3,800	$4,200	$9,000

Strategic Advisers® Income Opportunities Fund	$29,000	$2,300	$2,900	$5,400

Strategic Advisers® International Fund	$44,700	$3,900	$4,200	$9,100

Strategic Advisers® Small-Mid Cap Fund	$47,000	$3,900	$4,000	$9,000

February 28, 2019A	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees

Strategic Advisers® Core Income Fund	$50,000	$3,900	$4,000	$7,700

Strategic Advisers® Emerging Markets Fund	$27,000	$2,200	$3,600	$4,300

Strategic Advisers® Fidelity® International Fund	$47,000	$3,700	$4,200	$7,300

Strategic Advisers® Income Opportunities Fund	$27,000	$2,200	$3,000	$4,300

Strategic Advisers® International Fund	$47,000	$3,800	$4,200	$7,300

Strategic Advisers® Small-Mid Cap Fund	$47,000	$3,700	$4,000	$7,300

May 31, 2020A	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees

Strategic Advisers® Core Fund	$39,300	$3,800	$12,400	$8,900

Strategic Advisers® Fidelity® Core Income Fund	$48,300	$3,700	$8,900	$8,800

Strategic Advisers® Fidelity® Emerging Markets Fund	$27,300	$2,200	$7,600	$5,100

Strategic Advisers® Fidelity® U.S. Total Stock Fund	$39,700	$3,500	$11,000	$8,400

Strategic Advisers® Growth Fund	$39,300	$3,800	$8,900	$8,900

Strategic Advisers® Short Duration Fund	$37,200	$3,500	$7,300	$8,300

Strategic Advisers® Tax-Sensitive Short Duration Fund	$37,600	$3,400	$6,200	$8,100

Strategic Advisers® Value Fund	$39,300	$3,800	$9,500	$8,900

May 31, 2019A, B	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees

Strategic Advisers® Core Fund	$47,000	$3,700	$4,200	$7,800

Strategic Advisers® Fidelity® Core Income Fund	$43,000	$2,100	$4,000	$4,800

Strategic Advisers® Fidelity® Emerging Markets Fund	$23,000	$1,200	$3,000	$2,700

Strategic Advisers® Fidelity® U.S. Total Stock Fund	$46,000	$3,500	$3,700	$7,300

Strategic Advisers® Growth Fund	$47,000	$3,700	$4,000	$7,800

Strategic Advisers® Short Duration Fund	$44,000	$3,500	$3,300	$7,200

Strategic Advisers® Tax-Sensitive Short Duration Fund	$44,000	$3,400	$2,700	$7,000

Strategic Advisers® Value Fund	$47,000	$3,700	$4,000	$7,800

A	Amounts may reflect rounding.

B	Strategic Advisers® Fidelity® Core Income Fund commenced operations on October 16, 2018 and Strategic Advisers® Fidelity® Emerging Markets Fund commenced operations on October 30, 2018.

APPENDIX R

Fees billed by PwC that were required to be approved by the Audit and Compliance Committee for services rendered on behalf of the Fund Service Providers that related directly to the operations and financial reporting of each fund are shown in the tables below.

February 29, 2020A	Audit-Related Fees	Tax Fees	All Other Fees

PwC	$7,927,700	$28,000	$–

February 28, 2019A	Audit-Related Fees	Tax Fees	All Other Fees

PwC	$7,930,000	$15,000	$–

May 31, 2020A	Audit-Related Fees	Tax Fees	All Other Fees

PwC	$8,596,700	$17,700	$–

May 31, 2019A, B	Audit-Related Fees	Tax Fees	All Other Fees

PwC	$7,890,000	$10,000	$–

A	Amounts may reflect rounding.

B	May include amounts billed prior to the Strategic Advisers® Fidelity® Core Income Fund and Strategic Advisers® Fidelity® Emerging Markets Fund’s commencement of operations.

“Audit Fees” represent fees billed for services rendered for the audits of the financial statements, or services that are normally provided in connection with statutory and regulatory filings or engagements.

“Audit-Related Fees” represent fees billed for assurance and related services that are reasonably related to the performance of a fund audit or the review of a funds’ financial statements and that are not reported under Audit Fees.

“Tax Fees” represent fees billed for tax compliance, tax advice or tax planning that relate directly to the operations and financial reporting of a fund.

“All Other Fees” represent fees billed for services provided to the fund or Fund Service Provider, a significant portion of which are assurance related, that relate directly to the operations and financial reporting of the fund, excluding those services that are reported under Audit Fees, Audit-Related Fees or Tax Fees.

Assurance services must be performed by an independent public accountant.

APPENDIX S

Aggregate non-audit fees billed by PwC for services rendered to the funds and any Fund Service Provider for each of the last two fiscal years of the funds are shown below.

February 29, 2020A	Aggregate Non-Audit Fees

PwC	$12,683,500

February 28, 2019A	Aggregate Non-Audit Fees

PwC	$11,200,000

May 31, 2020A	Aggregate Non-Audit Fees

PwC	$13,614,400

May 31, 2019A, B	Aggregate Non-Audit Fees

PwC	$12,475,000

A	Amounts may reflect rounding.

B	May include amounts billed prior to the Strategic Advisers® Fidelity® Core Income Fund and Strategic Advisers® Fidelity® Emerging Markets Fund’s commencement of operations.

Strategic Advisers is a registered service mark of FMR LLC. © 2020 FMR LLC. All rights reserved.

Any third-party marks that may appear above are the marks of their respective owners.

1.9899677.100	RSSAI-PXS-0920

Form of Proxy Card:     Strategic Advisers® Core Fund, Strategic Advisers® Core Income Fund, Strategic Advisers® Emerging Markets Fund, Strategic Advisers® Fidelity® Core Income Fund, Strategic Advisers® Fidelity® Emerging Markets Fund, Strategic Advisers® Fidelity® International Fund, Strategic Advisers® Fidelity® U.S. Total Stock Fund, Strategic Advisers® Growth Fund, Strategic Advisers® Income Opportunities Fund, Strategic Advisers® International Fund, Strategic Advisers® Short Duration Fund, Strategic Advisers® Small-Mid Cap Fund, Strategic Advisers® Tax-Sensitive Short Duration Fund, Strategic Advisers® Value Fund

EzVoteSM(logo) Consolidated Proxy Card

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IF THE PROXY IS SIGNED, SUBMITTED, AND NO SPECIFICATION IS MADE, THE PROXY SHALL BE VOTED FOR THE PROPOSALS.

As to any other matter, said attorneys shall vote in accordance with their best judgment.

	THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR THE FOLLOWING:	☐	☐	☐

1.	To elect a Board of Trustees.	FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT	To withhold authority to vote for any individual nominee(s) mark “For All Except” and write the name(s) of the nominees(s) on the line above.

(01) Robert A. Lawrence (07) Heidi L. Steiger (02) Charles S. Morrison (03) Peter C. Aldrich (04) Mary C. Farrell (05) Karen Kaplan (06) Christine Marcks

		FOR	AGAINST	ABSTAIN

2.	To approve the conversion of a fundamental investment policy to a non-fundamental investment policy.	☐	☐	☐
		FOR	AGAINST	ABSTAIN

3.	To approve a sub-advisory agreement among Strategic Advisers LLC, FIL Investment Advisors (FIA), and Fidelity Rutland Square Trust II and a sub-subadvisory agreement between FIA and FIL Investment Advisors (UK) Limited.	☐	☐	☐
		FOR	AGAINST	ABSTAIN

4.	To approve a sub-advisory agreement among Strategic Advisers LLC, Geode Capital Management, LLC, and Fidelity Rutland Square Trust II.	☐	☐	☐
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5.	To approve a sub-subadvisory agreement between FIAM LLC and FMR Investment Management (UK) Limited.	☐	☐	☐
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6.	To approve a sub-subadvisory agreement between FIAM LLC and Fidelity Management & Research (Hong Kong) Limited.	☐	☐	☐
		FOR	AGAINST	ABSTAIN

7.	To approve a sub-subadvisory agreement between FIAM LLC and Fidelity Management & Research (Japan) Limited.	☐	☐	☐

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PROXY SOLICITED BY THE TRUSTEES

The undersigned, revoking previous proxies, hereby appoint(s) Peter C. Aldrich and Christina H. Lee, or any one or more of them, attorneys, with full power of substitution, to vote all shares of the fund as indicated on this proxy card which the undersigned is entitled to vote at the Special Meeting of Shareholders of the fund to be held at an office of the trust at 245 Summer Street, Boston, MA 02210, or virtually, on November 2, 2020 at 8:00 a.m. Eastern Time and at any adjournments thereof. All powers may be exercised by a majority of said proxy holders or substitutes voting or acting or, if only one votes and acts, then by that one. This Proxy shall be voted on the proposals described in the Proxy Statement as specified on the reverse side. Receipt of the Notice of the Meeting and the accompanying Proxy Statement is hereby acknowledged.

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Form of Proxy Card: Strategic Advisers® Fidelity® U.S. Total Stock Fund

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IF THE PROXY IS SIGNED, SUBMITTED, AND NO SPECIFICATION IS MADE, THE PROXY SHALL BE VOTED FOR THE PROPOSALS.

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	THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR THE FOLLOWING:	☐	☐	☐

1.	To elect a Board of Trustees.	FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT	To withhold authority to vote for any individual nominee(s) mark “For All Except” and write the name(s) of the nominees(s) on the line above.
(01) Robert A. Lawrence (07) Heidi L. Steiger (02) Charles S. Morrison (03) Peter C. Aldrich (04) Mary C. Farrell (05) Karen Kaplan (06) Christine Marcks

		FOR	AGAINST	ABSTAIN

3.	To approve a sub-advisory agreement among Strategic Advisers LLC, FIL Investment Advisors (FIA), and Fidelity Rutland Square Trust II and a sub-subadvisory agreement between FIA and FIL Investment Advisors (UK) Limited.	☐	☐	☐

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PROXY SOLICITED BY THE TRUSTEES

The undersigned, revoking previous proxies, hereby appoint(s) Peter C. Aldrich and Christina H. Lee, or any one or more of them, attorneys, with full power of substitution, to vote all shares of the fund as indicated on this proxy card which the undersigned is entitled to vote at the Special Meeting of Shareholders of the fund to be held at an office of the trust at 245 Summer Street, Boston, MA 02210, or virtually, on November 2, 2020 at 8:00 a.m. Eastern Time and at any adjournments thereof. All powers may be exercised by a majority of said proxy holders or substitutes voting or acting or, if only one votes and acts, then by that one. This Proxy shall be voted on the proposals described in the Proxy Statement as specified on the reverse side. Receipt of the Notice of the Meeting and the accompanying Proxy Statement is hereby acknowledged.

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IF THE PROXY IS SIGNED, SUBMITTED, AND NO SPECIFICATION IS MADE, THE PROXY SHALL BE VOTED FOR THE PROPOSALS.

As to any other matter, said attorneys shall vote in accordance with their best judgment.

	THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR THE FOLLOWING:	☐	☐	☐

1.	To elect a Board of Trustees.	FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT	To withhold authority to vote for any individual nominee(s) mark “For All Except” and write the name(s) of the nominees(s) on the line above.

(01) Robert A. Lawrence (07) Heidi L. Steiger (02) Charles S. Morrison (03) Peter C. Aldrich (04) Mary C. Farrell (05) Karen Kaplan (06) Christine Marcks

		FOR	AGAINST	ABSTAIN

2.	To approve the conversion of a fundamental investment policy to a non-fundamental investment policy.	☐	☐	☐

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PROXY SOLICITED BY THE TRUSTEES

The undersigned, revoking previous proxies, hereby appoint(s) Peter C. Aldrich and Christina H. Lee, or any one or more of them, attorneys, with full power of substitution, to vote all shares of the fund as indicated on this proxy card which the undersigned is entitled to vote at the Special Meeting of Shareholders of the fund to be held at an office of the trust at 245 Summer Street, Boston, MA 02210, or virtually, on November 2, 2020 at 8:00 a.m. Eastern Time and at any adjournments thereof. All powers may be exercised by a majority of said proxy holders or substitutes voting or acting or, if only one votes and acts, then by that one. This Proxy shall be voted on the proposals described in the Proxy Statement as specified on the reverse side. Receipt of the Notice of the Meeting and the accompanying Proxy Statement is hereby acknowledged.

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Form of Proxy Card:    Strategic Advisers® Fidelity® Core Income Fund, Strategic Advisers® Fidelity® Emerging Markets Fund

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[Control Number prints here in a box] [Client Code prints here]

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Please refer to the Proxy Statement discussion of each of these matters.

IF THE PROXY IS SIGNED, SUBMITTED, AND NO SPECIFICATION IS MADE, THE PROXY SHALL BE VOTED FOR THE PROPOSALS.

As to any other matter, said attorneys shall vote in accordance with their best judgment.

	THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR THE FOLLOWING:	☐	☐	☐

1.	To elect a Board of Trustees.	FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT	To withhold authority to vote for any individual nominee(s) mark “For All Except” and write the name(s) of the nominees(s) on the line above.

(01) Robert A. Lawrence (07) Heidi L. Steiger (02) Charles S. Morrison (03) Peter C. Aldrich (04) Mary C. Farrell (05) Karen Kaplan (06) Christine Marcks

PLEASE SIGN, DATE, AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE IF YOU ARE NOT VOTING BY PHONE OR INTERNET.

Signature(s) (Title(s), if applicable) (Sign in the Box)

NOTE: Please sign exactly as your name appears on this Proxy. When signing in a fiduciary capacity, such as executor, administrator, trustee, attorney, guardian, etc., please so indicate. Corporate or partnership proxies should be signed by an authorized person indicating the person’s title.

Client Code Prints here

Signature (PLEASE SIGN WITHIN BOX)	Date	[Job Number prints here]	Signature (Joint Owners)	Date

PROXY SOLICITED BY THE TRUSTEES

The undersigned, revoking previous proxies, hereby appoint(s) Peter C. Aldrich and Christina H. Lee, or any one or more of them, attorneys, with full power of substitution, to vote all shares of the fund as indicated on this proxy card which the undersigned is entitled to vote at the Special Meeting of Shareholders of the fund to be held at an office of the trust at 245 Summer Street, Boston, MA 02210, or virtually, on November 2, 2020 at 8:00 a.m. Eastern Time and at any adjournments thereof. All powers may be exercised by a majority of said proxy holders or substitutes voting or acting or, if only one votes and acts, then by that one. This Proxy shall be voted on the proposals described in the Proxy Statement as specified on the reverse side. Receipt of the Notice of the Meeting and the accompanying Proxy Statement is hereby acknowledged.

CONTINUED AND TO BE SIGNED ON REVERSE SIDE

Form of Proxy Card:    Strategic Advisers® Core Fund, Strategic Advisers® Core Income Fund, Strategic Advisers® Fidelity® International Fund, Strategic Advisers® Growth Fund, Strategic Advisers® Income Opportunities Fund, Strategic Advisers® International Fund, Strategic Advisers® Short Duration Fund, Strategic Advisers® Value Fund

Fidelity InvestmentsR (logo)	Vote this proxy card TODAY!

Your prompt response will save the expense

PO Box 28015 Albuquerque, NM 87125-8015	of additional mailings.

Vote by Internet, Touch-Tone Telephone, or Mail!

[Shareholder’s name and address prints here]	LOG-ON:	Vote on the Internet at www.proxyvote.com/proxy and follow the on-screen instructions.

	CALL:	To vote by phone call toll-free 1-877-296-4941 and follow the recorded instructions.

	MAIL:	Return the signed proxy card in the enclosed envelope.

[Control Number prints here in a box] [Client Code prints here]

[TRUST NAME: Prints Here]

[FUND NAME Prints Here]

Please refer to the Proxy Statement discussion of each of these matters.

IF THE PROXY IS SIGNED, SUBMITTED, AND NO SPECIFICATION IS MADE, THE PROXY SHALL BE VOTED FOR THE PROPOSALS.

As to any other matter, said attorneys shall vote in accordance with their best judgment.

	THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR THE FOLLOWING:	☐	☐	☐

1.	To elect a Board of Trustees.	FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT	To withhold authority to vote for any individual nominee(s) mark “For All Except” and write the name(s) of the nominees(s) on the line above.

(01) Robert A. Lawrence (07) Heidi L. Steiger (02) Charles S. Morrison (03) Peter C. Aldrich (04) Mary C. Farrell (05) Karen Kaplan (06) Christine Marcks

		FOR	AGAINST	ABSTAIN

2.	To approve the conversion of a fundamental investment policy to a non-fundamental investment policy.	☐	☐	☐

		FOR	AGAINST	ABSTAIN

5.	To approve a sub-subadvisory agreement between FIAM LLC and FMR Investment Management (UK) Limited.	☐	☐	☐

		FOR	AGAINST	ABSTAIN

6.	To approve a sub-subadvisory agreement between FIAM LLC and Fidelity Management & Research (Hong Kong) Limited.	☐	☐	☐

		FOR	AGAINST	ABSTAIN

7.	To approve a sub-subadvisory agreement between FIAM LLC and Fidelity Management & Research (Japan) Limited.	☐	☐	☐

PLEASE SIGN, DATE, AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE IF YOU ARE NOT VOTING BY PHONE OR INTERNET.

Signature(s) (Title(s), if applicable) (Sign in the Box)

NOTE: Please sign exactly as your name appears on this Proxy. When signing in a fiduciary capacity, such as executor, administrator, trustee, attorney, guardian, etc., please so indicate. Corporate or partnership proxies should be signed by an authorized person indicating the person’s title.

Client Code Prints here

Signature (PLEASE SIGN WITHIN BOX)	Date	[Job Number prints here]	Signature (Joint Owners)	Date

PROXY SOLICITED BY THE TRUSTEES

The undersigned, revoking previous proxies, hereby appoint(s) Peter C. Aldrich and Christina H. Lee, or any one or more of them, attorneys, with full power of substitution, to vote all shares of the fund as indicated on this proxy card which the undersigned is entitled to vote at the Special Meeting of Shareholders of the fund to be held at an office of the trust at 245 Summer Street, Boston, MA 02210, or virtually, on November 2, 2020 at 8:00 a.m. Eastern Time and at any adjournments thereof. All powers may be exercised by a majority of said proxy holders or substitutes voting or acting or, if only one votes and acts, then by that one. This Proxy shall be voted on the proposals described in the Proxy Statement as specified on the reverse side. Receipt of the Notice of the Meeting and the accompanying Proxy Statement is hereby acknowledged.

CONTINUED AND TO BE SIGNED ON REVERSE SIDE

Form of Proxy Card: Strategic Advisers® Small-Mid Cap Fund

Fidelity InvestmentsR (logo)	Vote this proxy card TODAY!

Your prompt response will save the expense

PO Box 28015 Albuquerque, NM 87125-8015	of additional mailings.

Vote by Internet, Touch-Tone Telephone, or Mail!

[Shareholder’s name and address prints here]	LOG-ON:	Vote on the Internet at www.proxyvote.com/proxy and follow the on-screen instructions.

	CALL:	To vote by phone call toll-free 1-877-296-4941 and follow the recorded instructions.

	MAIL:	Return the signed proxy card in the enclosed envelope.

[Control Number prints here in a box] [Client Code prints here]

[TRUST NAME: Prints Here]

[FUND NAME Prints Here]

Please refer to the Proxy Statement discussion of each of these matters.

IF THE PROXY IS SIGNED, SUBMITTED, AND NO SPECIFICATION IS MADE, THE PROXY SHALL BE VOTED FOR THE PROPOSALS.

As to any other matter, said attorneys shall vote in accordance with their best judgment.

	THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR THE FOLLOWING:	☐	☐	☐

1.	To elect a Board of Trustees.	FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT	To withhold authority to vote for any individual nominee(s) mark “For All Except” and write the name(s) of the nominees(s) on the line above.

(01) Robert A. Lawrence (07) Heidi L. Steiger (02) Charles S. Morrison (03) Peter C. Aldrich (04) Mary C. Farrell (05) Karen Kaplan (06) Christine Marcks

		FOR	AGAINST	ABSTAIN

2.	To approve the conversion of a fundamental investment policy to a non-fundamental investment policy.	☐	☐	☐

		FOR	AGAINST	ABSTAIN

3.	To approve a sub-advisory agreement among Strategic Advisers LLC, FIL Investment Advisors (FIA), and Fidelity Rutland Square Trust II and a sub-subadvisory agreement between FIA and FIL Investment Advisors (UK) Limited.	☐	☐	☐

		FOR	AGAINST	ABSTAIN

5.	To approve a sub-subadvisory agreement between FIAM LLC and FMR Investment Management (UK) Limited.	☐	☐	☐

		FOR	AGAINST	ABSTAIN

6.	To approve a sub-subadvisory agreement between FIAM LLC and Fidelity Management & Research (Hong Kong) Limited.	☐	☐	☐

		FOR	AGAINST	ABSTAIN

7.	To approve a sub-subadvisory agreement between FIAM LLC and Fidelity Management & Research (Japan) Limited.	☐	☐	☐

PLEASE SIGN, DATE, AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE IF YOU ARE NOT VOTING BY PHONE OR INTERNET.

Signature(s) (Title(s), if applicable) (Sign in the Box)

NOTE: Please sign exactly as your name appears on this Proxy. When signing in a fiduciary capacity, such as executor, administrator, trustee, attorney, guardian, etc., please so indicate. Corporate or partnership proxies should be signed by an authorized person indicating the person’s title.

Client Code Prints here

Signature (PLEASE SIGN WITHIN BOX)	Date	[Job Number prints here]	Signature (Joint Owners)	Date

PROXY SOLICITED BY THE TRUSTEES

The undersigned, revoking previous proxies, hereby appoint(s) Peter C. Aldrich and Christina H. Lee, or any one or more of them, attorneys, with full power of substitution, to vote all shares of the fund as indicated on this proxy card which the undersigned is entitled to vote at the Special Meeting of Shareholders of the fund to be held at an office of the trust at 245 Summer Street, Boston, MA 02210, or virtually, on November 2, 2020 at 8:00 a.m. Eastern Time and at any adjournments thereof. All powers may be exercised by a majority of said proxy holders or substitutes voting or acting or, if only one votes and acts, then by that one. This Proxy shall be voted on the proposals described in the Proxy Statement as specified on the reverse side. Receipt of the Notice of the Meeting and the accompanying Proxy Statement is hereby acknowledged.

CONTINUED AND TO BE SIGNED ON REVERSE SIDE

Form of Proxy Card:     Strategic Advisers® Emerging Markets Fund

Fidelity InvestmentsR (logo)	Vote this proxy card TODAY!

Your prompt response will save the expense

PO Box 28015 Albuquerque, NM 87125-8015	of additional mailings.

Vote by Internet, Touch-Tone Telephone, or Mail!

[Shareholder’s name and address prints here]	LOG-ON:	Vote on the Internet at www.proxyvote.com/proxy and follow the on-screen instructions.

	CALL:	To vote by phone call toll-free 1-877-296-4941 and follow the recorded instructions.

	MAIL:	Return the signed proxy card in the enclosed envelope.

[Control Number prints here in a box] [Client Code prints here]

[TRUST NAME: Prints Here]

[FUND NAME Prints Here]

Please refer to the Proxy Statement discussion of each of these matters.

IF THE PROXY IS SIGNED, SUBMITTED, AND NO SPECIFICATION IS MADE, THE PROXY SHALL BE VOTED FOR THE PROPOSALS.

As to any other matter, said attorneys shall vote in accordance with their best judgment.

	THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR THE FOLLOWING:	☐	☐	☐

1.	To elect a Board of Trustees.	FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT	To withhold authority to vote for any individual nominee(s) mark “For All Except” and write the name(s) of the nominees(s) on the line above.

(01) Robert A. Lawrence (07) Heidi L. Steiger (02) Charles S. Morrison (03) Peter C. Aldrich (04) Mary C. Farrell (05) Karen Kaplan (06) Christine Marcks

		FOR	AGAINST	ABSTAIN

2.	To approve the conversion of a fundamental investment policy to a non-fundamental investment policy.	☐	☐	☐

		FOR	AGAINST	ABSTAIN

4.	To approve a sub-advisory agreement among Strategic Advisers LLC, Geode Capital Management, LLC, and Fidelity Rutland Square Trust II.	☐	☐	☐

		FOR	AGAINST	ABSTAIN

5.	To approve a sub-subadvisory agreement between FIAM LLC and FMR Investment Management (UK) Limited.	☐	☐	☐

		FOR	AGAINST	ABSTAIN

6.	To approve a sub-subadvisory agreement between FIAM LLC and Fidelity Management & Research (Hong Kong) Limited.	☐	☐	☐

		FOR	AGAINST	ABSTAIN

7.	To approve a sub-subadvisory agreement between FIAM LLC and Fidelity Management & Research (Japan) Limited.	☐	☐	☐

PLEASE SIGN, DATE, AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE IF YOU ARE NOT VOTING BY PHONE OR INTERNET.

Signature(s) (Title(s), if applicable) (Sign in the Box)

NOTE: Please sign exactly as your name appears on this Proxy. When signing in a fiduciary capacity, such as executor, administrator, trustee, attorney, guardian, etc., please so indicate. Corporate or partnership proxies should be signed by an authorized person indicating the person’s title.

Client Code Prints here

Signature (PLEASE SIGN WITHIN BOX)	Date	[Job Number prints here]	Signature (Joint Owners)	Date

PROXY SOLICITED BY THE TRUSTEES

The undersigned, revoking previous proxies, hereby appoint(s) Peter C. Aldrich and Christina H. Lee, or any one or more of them, attorneys, with full power of substitution, to vote all shares of the fund as indicated on this proxy card which the undersigned is entitled to vote at the Special Meeting of Shareholders of the fund to be held at an office of the trust at 245 Summer Street, Boston, MA 02210, or virtually, on November 2, 2020 at 8:00 a.m. Eastern Time and at any adjournments thereof. All powers may be exercised by a majority of said proxy holders or substitutes voting or acting or, if only one votes and acts, then by that one. This Proxy shall be voted on the proposals described in the Proxy Statement as specified on the reverse side. Receipt of the Notice of the Meeting and the accompanying Proxy Statement is hereby acknowledged.

CONTINUED AND TO BE SIGNED ON REVERSE SIDE

Form of Proxy Card: Strategic Advisers® Core Income Fund, Strategic Advisers® Emerging

Markets Fund, Strategic Advisers® Fidelity® Core Income Fund, Strategic Advisers® Fidelity®

Emerging Markets Fund, Strategic Advisers® Fidelity® International Fund, Strategic Advisers®

Fidelity® U.S. Total Stock Fund, Strategic Advisers® Income Opportunities Fund, Strategic

Advisers® International Fund, Strategic Advisers® Short Duration Fund, Strategic Advisers®

Small-Mid Cap Fund, Strategic Advisers® Tax-Sensitive Short Duration Fund

Text prints in box:

Important Notice Regarding the Availability of Proxy Materials for the Special

Meeting of Shareholders to be held on November 2, 2020.

Your Vote Counts!

{Fund Name}

2020 Special Meeting of Shareholders
Fidelity Investments R (logo)
P.O. Box 28015
Albuquerque, NM 87125-8015
Background Picture displayed here
Shareholder’s Name and
Address
Prints here

You are invested in Strategic Advisers Funds and it’s time to vote!

You have the right to vote on proposals being presented at the special meeting of shareholders. This notice represents all of your positions with the same Social Security or Tax ID number and an exact mailing address. For a complete list of your positions, follow the instructions below and visit proxyvote.com/proxy.

Get informed before you vote

This communication is NOT a form for voting and presents only an overview of the more complete Proxy Materials that are available to you on the Internet or by mail. We encourage you to access and review all of the important information contained in the Proxy Materials which include instructions on how to vote. View the Letter to Shareholders, Notice of Meeting, and Proxy Statement online at proxyvote.com/proxy OR you can receive a free paper copy of voting material(s) by requesting prior to October 20, 2020 to facilitate timely delivery. If you would like to request a copy of the voting material(s), you may (1) visit www.ProxyVote.com/proxy, (2) call 1-866-749-0145 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. You will not otherwise receive a copy of the proxy materials.

Dark box with picture of laptop. Text : For complete information and to vote, visit www.ProxyVote.com/proxy

Control # {prints in white box}

QR Barcode prints here	Smartphone users Point your camera here and Vote without entering a Control number	Boardroom Icon	Vote in Person at the Meeting* November 2, 2020 8:00 a.m. EST

Arrow points to Barcode		Office of the Trust 245 Summer Street Boston, Massachusetts 02210

*

Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. If you wish to attend the Special Meeting, please follow the instructions in the Proxy Materials and bring this Notice and proper identification with you to the Special Meeting. Please check the meeting materials for any other special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote. If you are planning to attend the meeting in person, please check www.ProxyVote.com/proxy for updated information one week prior to the meeting date.

Vote at www.ProxyVote.com/proxy	Control # 1234 5678 9012 3456

THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters.

Strategic Advisers Funds

Voting Items                                           Board Recommendation prints for each proposal <For> <Against>

1. To elect a Board of Trustees.

Nominees:

Each Trustee listed in grid with grey background. Board Recommends with icon in dark circle on right hand side

2. For shareholders of certain funds to approve the conversion of a fundamental investment policy to a non-fundamental investment policy.

3. For shareholders of Strategic Advisers® Small-Mid Cap Fund and Strategic Advisers® Fidelity® U.S. Total Stock Fund to approve sub-advisory agreements among Strategic Advisers LLC, FIL Investment Advisors (FIA), and Fidelity Rutland Square Trust II and sub-subadvisory agreements between FIA and FIL Investment Advisors (UK) Limited.

4. For shareholders of Strategic Advisers® Emerging Markets Fund to approve a sub-advisory agreement among Strategic Advisers LLC, Geode Capital Management, LLC , and Fidelity Rutland Square Trust II.

5. For shareholders of certain funds to approve sub-subadvisory agreements between FIAM LLC and FMR Investment Management (UK) Limited.

6. For shareholders of certain funds to approve sub-subadvisory agreements between FIAM LLC and Fidelity Management & Research (Hong Kong) Limited.

7. For shareholders of certain funds to approve sub-subadvisory agreements between FIAM LLC and Fidelity Management & Research (Japan) Limited.

Each proposal listed in grid with grey background. Board Recommends with icon in dark circle on right hand side

Form of

Notice and Access IVR Script

1-866-749-0145

Generic Greeting:

“Thank you for calling the automated Proxy material fulfillment service.”

Shareholder Hears:

“You must be calling from a touch-tone telephone in order to use this system and have your Notice in hand.

Press 1 if you are calling from a touch-tone telephone and have your Notice in front of you.”

** If shareholder does not press anything, they will hear: “I have not received your response. Press 1 if you are calling from a touch-tone telephone and have your Notice in front of you.” ** If shareholder does not press anything, they will hear (wait for approx 5 seconds): “I have not received your response. Press 1 if you are calling from a touch-tone telephone and have your Notice in front of you.” ** If shareholder does not press anything (even after 5 seconds) they will hear: “Please call back when you have your notice available. Thank you Goodbye. ”

If shareholder makes wrong entry they will hear: Your input was invalid. Press 1 if you are calling from a touch tone telephone and have your Notice in front of you.

Shareholder presses “1” and hears:

“Let’s Begin”

Enter Control Number Script—Shareholder hears:

“Please enter the control number which is located in the box indicated by the arrow on your Notice followed by the pound sign.”

Shareholder Enters Control number

Valid Control Number: (See request options, below)

No Input: I have not received your response. Please enter the control number which is located in the box indicated by the arrow on your Notice. Invalid: “Sorry, Your control number is invalid. Please enter the control number which is located in the box indicated by the arrow on your Notice”

Invalid > 3 wrong entries/incorrect entries from shareholder: Sorry Your control number was invalid. Since your entry of the control number was invalid we are not able to process your transaction at this time. You will be able to access the system again in 24 hours. Invalid > 3 non-responses from the shareholder: “Sorry, Since your entry of the control number was invalid we are not able to process your transaction at this time. You will be able to access the system again in 24 hours.

Valid control number, but no material available: “Proxy material related to the control number entered is not being made available through this service. However, you are already scheduled to receive this material. If you wish to request additional material via hard copy, please contact the entity responsible for your account. Goodbye.” Valid control number, but time has expired (i.e. meeting + 365 days): “Proxy material related to the control number entered is no longer available through this service because the meeting concluded over a year ago. Goodbye.”

Request already pending options :

** If shareholder already has pending request, they will hear: “Thank you for calling, there is already a fulfillment request pending for this control number. Goodbye

Request options :

Request Proxy Materials

If Control number is valid and fulfillment option is available: “Please listen to all of the options before making your selection. If you would like to request a one-time hard copy fulfillment of Proxy materials related to this control number be sent to the same address as the Notice, press 1.

**Based on the shareholder’s selection, the prompt will confirm their choice See Confirm Options, Below.

Request Future

“If you would like to enroll to receive all future proxy materials via hard copy and have the materials related to this control number sent to the same address as the Notice, press 2.” **Based on the shareholder’s selection, the prompt will confirm their choice. See Confirm Options, Below.

Refer Web:

“Please note, If you would like to view or receive materials electronically go to www.proxyvote.com/proxy. Otherwise please make your selection now.” **Based on the shareholder’s selection, the prompt will confirm their choice. See Confirm Options, Below.

If shareholder presses (anything OTHER than 1 or 2) or NO RESPONSES

“Your input was valid.” Go to Request Option Script

AFTER 3 ERRORS: If shareholder presses (anything OTHER than 1 or 2) or NO RESPONSES

“We are not able to process your request at this time. Please call back when you are ready to make your selection. Goodbye”

Confirm Options: If shareholder presses 1 or 2

Confirmation:

This request will be processed. If this concludes your business, press 1, if you would like to enter another control number, press 2. **Based on the shareholder’s selection, the prompt will confirm their choice. See Confirm Options, Below

Confirmation Types

Confirmation 1: If shareholder presses 1: “Do not mail in your Notice. Keep it as a record of your transaction. Thank you for calling. Goodbye” Confirmation 2: If shareholder presses 2 they are directed to the Enter Control Number Script.

If shareholder presses (anything OTHER than 1 or 2) or NO RESPONSES

I have not received your response. Go to Confirmation Script

AFTER 3 ERRORS: If shareholder presses (anything OTHER than 1 or 2) or NO RESPONSES

“Do not mail in your Notice. Keep it as a record of your transaction. Thank you for calling.”

Error Messages:

Notice and access service Unavailable Error: “We are sorry you are having problems entering your information. Please call back.”

From: Fidelity Investments <Fidelity.Investments.email@shareholderdocs.fidelity.com>
Sent: Wednesday, August 19, 2020 9:45 AM
To: QA_Pxy_emails
Subject: Your Vote is Important—Strategic Advisers Funds Special Meeting of Shareholders
Strategic Advisers Funds
Special Shareholder Meeting: November 2, 2020
Important proxy voting material is ready for your review.
Vote Now!
For shareholders as of September 8, 2020.
Ways to Vote
Log on to your Fidelity Account
Call 877-296-4941
Vote by November 1, 2020 11:59 PM ET
STRATEGIC ADVISERS ALL FUNDS PROXY FUND MERGER PROXY
Control Number: 3042477277772287 Control Number: 6824956195019823
STRATEGIC ADVISERS ALL FUNDS PROXY Important Voting Materials
Letter to Shareholders, Notice of Meeting, and Proxy Statement
FUND MERGER PROXY Important Voting Materials
Letter to Shareholders, Notice of Meeting, and Proxy Statement | Prospectus
How to Vote
You are able to vote through the Internet or by telephone. Your browser must support secure transactions. Please read the instructions and proxy materials carefully before voting.
Contact Us—We’re Here to Help
800-343-3548 | Send a secure email
Fidelity.com | Privacy Policy | Terms of use
To contact us about this message, please do not reply to this email. Please visit Fidelity.com/contactus to send a secure email.
You are receiving this email because you have enrolled in eDelivery. If you wish to receive paper copies of these documents via U.S. mail, please log on to Fidelity.com and update your delivery preferences for Prospectuses, Financial Reports, and Other Documents.
To access the document, you may need AdobeReader software. This software is available for download at no cost. Download time varies by internet connection.
Fidelity Brokerage Services LLC, Member NYSE, SIPC, 900 Salem Street, Smithfield, RI 02917 674322.9.0
©2019 FMR LLC
All rights reserved.

From: Fidelity Investments <Fidelity.Investments.email@workplacedocs.fidelity.com>
Sent: Wednesday, August 19, 2020 9:45 AM
To: QA_Pxy_emails
Subject: Your Vote is Important—Strategic Advisers Funds Special Meeting of Shareholders
Strategic Advisers Funds
Special Shareholder Meeting: November 2, 2020
Important proxy voting material is ready for your review.
FUND MERGER PROXY Vote Now!
STRATEGIC ADVISERS ALL FUNDS PROXY Vote Now!
For shareholders as of September 8, 2020.
Ways to Vote
Go to Proxyvote.com
Call 877-296-4941
Vote by
November 1, 2020 11:59 PM ET
FUND MERGER PROXY STRATEGIC ADVISERS ALL FUNDS PROXY
Control Number: 1401166424560378 Control Number: 1155182798298320
FUND MERGER PROXY
Important Voting Materials
Letter to Shareholders, Notice of Meeting, and Proxy Statement | Prospectus
STRATEGIC ADVISERS ALL FUNDS PROXY
Important Voting Materials
Letter to Shareholders, Notice of Meeting, and Proxy Statement
STRATEGIC ADVISERS ALL FUNDS PROXY
Important Voting Materials
Letter to Shareholders, Notice of Meeting, and Proxy Statement
How to Vote
You are able to vote through the Internet or by telephone. Your browser must support secure transactions. Please read the instructions and proxy materials carefully before voting.
Adobe® Reader® is required to view these documents. To download a free copy, go to:
http://get.adobe.com/reader/. If you would like to request a paper copy of your shareholder documents at no charge, or if you have questions about this e-mail, please call your plan’s toll-free number. You can also visit Fidelity NetBenefits® for more information about your benefits plan.
Privacy Policy | Terms of use
To stop receiving email notification of the online availability of your proxy materials and other shareholder documents (annual reports, semiannual reports, etc.) and begin receiving paper copies via U.S. mail, log in to NetBenefits and update your mail preferences. Please do not respond to this email.
This mailbox is not monitored and you will not receive a response.
Fidelity Investments Institutional Operations Company LLC, 245 Summer Street, Boston, MA 02210 893445.5.1
©2020 FMR LLC All rights reserved.

eFail Buckslip - to be sent to a shareholder that has consented to receive proxy solicitations electronically but in attempting to deliver an e-mail failure occurred:

Dear Investor,

We were unable to notify you electronically of the Availability of Important Proxy Materials for a Fidelity fund maintained in your account(s). We attempted to send the notice to your e-mail address, as reflected on our records. That e-mail address appears to be invalid.

To correct your e-mail address, please log in to one or more of your online account(s) and follow the instructions.

If this e-mail address is correct, there may be another issue preventing the receipt of these e-mails. Here are some things you should do:

•	Confirm that your e-mail account is still active.

•	Make sure that your e-mail inbox is not full (over its capacity).

•	If you are using an e-mail address provided by your employer, make sure that you can receive e-mails from outside parties.

•	Ask your e-mail provider if it has experienced an outage in its system.

Because we were unable to send the notice to you electronically, we are sending this notice and the related Proxy Materials (enclosed) to you in paper form. You may continue to receive Proxy Materials in paper form until you provide us with a valid e-mail address.

Please read the enclosed Proxy Materials and vote your shares promptly. Your vote is extremely important, no matter how large or small your holdings may be.

Form of
Broadridge Touch–Tone Voting Script
1–877–296–4941
Generic Greeting:
“Thank you for calling the Automated Proxy Voting Service.”
Shareholder Hears:
“You must be calling from a touch–tone telephone in order to use this system and already have read the proxy statement and made your voting decisions.”
“Press 1 if you are calling from a touch–tone telephone and have your proxy card in front of you.”
Shareholder presses “1” and hears:
“Let’s Begin.”
** If shareholder does not press anything two times they will hear after each non– response: “I have not received your response. Press 1 if you are calling from a touch–tone telephone and have your proxy card in front of you.”
** If the shareholder does not press anything a third time they will hear: “Please call back when you have your proxy card available. Thank you for calling. Good–bye.”
Enter Control Number Script - Shareholder hears:
“Please enter the control number, which is located in the box indicated by the arrow on your proxy card or notice, followed by the pound sign.”
** After pressing the number 1; if shareholder does not enter a control number after one and/or two prompts, they will hear: “I have not received your response. Please enter the control number, which is located in the box indicated by the arrow on your proxy card or notice, followed by the pound sign.”
** After pressing the number 1; if shareholder does not enter a control number after three prompts, they will hear: “Sorry, since your entry of the control number was invalid, we are not able to process your transaction at this time. You will be able to access the system again in 24 hours. We have not recorded a vote. Good–bye.”
Shareholder Enters Consolidated Control number
You have entered your EZ Vote consolidated control number. This allows you to cast one consolidated vote for all of your accounts. All accounts will be voted in the same manner based on your voting instructions. To cast a consolidated vote for all of your accounts, press 1 now. To vote each of your accounts separately, press 2 now.
If shareholder presses 1 to vote consolidated, Script goes down Voting script:
If shareholder Press 2 to vote accounts separately, shareholder will hear:
You have elected to vote each of your account separately. You will find these accounts on the subsequent pages. Please note: that each account has it’s own control number. We are now ready to accept your vote for control number {---} (control number is read). Script goes to Proposal Voting
Script goes down to Voting Script

Valid Control Number: (See “Voting” Script)
Invalid (Input 1 or 2 times) less than 16 digits: “Sorry your input was invalid”. Please enter the control number, which is located in the box indicated by the arrow on your proxy card or notice, followed by the pound sign.”
Invalid (input 1 or 2 times) more than 16 digits: “Sorry your input was invalid.” Please enter the control number, which is located in the box indicated by the arrow on your proxy card or notice, followed by the pound sign.”
Invalid control number (input 1 or 2 times): 16 digits: “Control number is invalid”. Please enter the control number, which is located in the box indicated by the arrow on your proxy card or notice, followed by the pound sign.”
Invalid Input = (Input 3 times) less than or more than 16 digits: “Sorry, since your entry of the control number was invalid, we are not able to process your transaction at this time. You will be able to access the system again in 24 hours. We have not recorded a vote. Good–bye.”
Invalid 16 digit control number (Input 3 times): “Control number is invalid. Sorry, since your entry of the control number was invalid, we are not able to process your transaction at this time. You will be able to access the system again in 24 hours. We have not recorded a vote. Good–bye.”
If shareholder calls back and tries to record a vote after Invalid Input = 3x. The following is heard: “Sorry, since your entry of the control number was invalid, we are not able to process your transaction at this time. You will be able to access the system again in 24 hours.”
Valid control number, but Shareholder has already voted: “A vote has already been recorded for this control number. If you want to change your vote, press 1, if you do not want to change your vote press 2. (See “Enter Control Number Script).
If shareholder presses 1 – shareholder is directed to the “Voting“ Script
Valid control number, but Shareholder has just voted a proxy with the same proposals: “The nominees and/or proposals for this control number are the same as your last proxy vote. If you would like to vote this control number in the same manner as the previous control number, press 1. If you would like to vote this control number differently, press 2.”
If shareholder presses 1 - shareholder goes to “Completed Proposal Voting” Script #2
If shareholder presses 2 - shareholder goes to “Voting” Script
Voting:
“Press 1 to vote each item individually. You are encouraged to specify your choices by voting each item individually. However, if you do not vote each item individually, your vote will be cast as recommended by the Board of Directors. Press 2 if you will not vote on each item individually.”

If shareholder doesn’t make a selection: the first two times the shareholder hears: “I have not received your response” followed by a repeat of “Voting” Script; Upon the third non–response the shareholder hears “We have not recorded a vote - good–bye” and the call ends
Shareholder presses: Shareholder hears:
1 “If you wish to vote for all nominees press 1. To withhold all nominees, press 2. To withhold specific nominees, press 3.” Upon selection shareholder goes to “Nominee Vote Script”
2 Shareholder goes to “Completed Proposal Voting” Script #2
Nominee Vote Script: (Trustee election proposal)
Shareholder presses: Shareholder hears:
1 “Proposal Voting.” Goes to “Proposal Vote Script”.
2 “Proposal Voting.” Goes to “Proposal Vote Script”.
3 “To withhold a nominee, enter the 2 digit number that is in front of the name of the nominee you wish to withhold. If you are finished, enter 00.”After each election shareholder hears: “O.K. If you wish to withhold another nominee enter the 2 digit number that is in front of the name of the nominee you wish to withhold. If you are finished, enter 00.”Upon entering ‘00’ shareholder goes to “Proposal Vote Script.”(Continued and confirmed for each nominee(s))See Confirm Options below.
Proposal Vote Script:
If there are not additional proposals, Shareholder hears:
“There are no proposals for this proxy vote.” Goes to “Completed Proposal Voting” Script 2
If there are additional proposals, Shareholder hears:
“(There are/There is)<#Proposals> (additional) proposal[s] to vote on.” Before each proposal the Shareholder will hear “We are ready to accept your vote for proposal <n>.”
The selections are:
For/Against/Abstain
For/Against
For/Abstain
For/Withhold
For/Against/Withhold
For/Against/Abstain Script:
“If you are voting for this proposal, press 1. If you are voting against this proposal press 2, If you wish to abstain press 3.”
**Based on the shareholder’s selection, the prompt will confirm their choice of [for/against/abstain]
For/Against Script:
“If you are voting for this proposal, press 1. If you are voting against this proposal press

2.”
**Based on the shareholder’s selection, the prompt will confirm their choice of [for/against].
See Confirm Options below.
For/Abstain Script:
“If you are voting for this proposal, press 1. If you wish to abstain press 2.”
**Based on the shareholder’s selection, the prompt will confirm their choice of [for/abstain].
See Confirm Options below.
For/Withhold Script:
“If you are voting for this proposal, press 1. If you wish to withhold press 2.”
**Based on the shareholder’s selection, the prompt will confirm their choice of [for/withhold].
See Confirm Options below.
For/Against/Withhold Script:
“If you are voting for this proposal, press 1. If you are voting against this proposal press 2, If you wish to withhold press 3.”
**Based on the shareholder’s selection, the prompt will confirm their choice of [for/against/withhold].
See Confirm Options below.
Completed Proposal Voting:
Script 1: “You have completed Proposal Voting”
Script 2: “One moment, while I log your ballot. A vote has been recorded for control number <Control Number>.”
This text will be heard following the final proposal on the voting ballot.
Confirm Options:
“Let me confirm.” [If shareholder pressed 2 in the “Voting” section to not vote each item individually he/she will hear: “You have elected to vote as the Board recommends” before the vote is summarized as detailed immediately below:
If shareholder pressed 2 in the “Voting” section to not vote each item individually, when vote is summarized, he/she will hear “No vote has been recorded {proposal #} for non applicable proposals.]
Nominee Confirmation:
[You have voted for all nominees]/ [You have voted to withhold all nominees]/ [You have voted to withhold specific nominees. You have voted to withhold nominee ## (Repeated as necessary)]
Proposal Confirmation:
“You have voted [For/Against/to Abstain from] Proposal ##.”
(Repeated as necessary)
Vote Logged Script:

Vote is sent to mainframe
“If these elections are correct, press 1. To vote again, press 2. To hear your vote again, press 3.”
If shareholder presses 1: Shareholder then goes to “Vote Another?“ Script.
If shareholder presses 2: they are directed to the “Voting” Section.
If shareholder presses 3: they are directed to the “Confirmation Options” Section.
Vote Another?: Script:
Shareholder wants to/does not want to vote on another proposal.
“If this concludes your business press 1, if you would like to vote another proxy press 2.”
If shareholder presses 1: “All of your votes have been recorded by the telephone proxy voting service. Do not mail in your proxy card. Keep it as a record of your vote. Thank you for calling. This concludes your transaction. Good–bye.”
If shareholder presses 2: Shareholder is directed to “Enter Control Number Script” Section.
Error Messages:
Auto Proxy Unavailable Error:
“We are sorry. The Automated Proxy Voting Service system is unavailable at this time. Please try your call again later.”
Meeting Date has passed:
“Sorry, the control number you entered is no longer valid.
Control number no longer valid:
“Sorry, the control number you entered is no longer valid.
Invalid Control Number entered 3 times:
“Sorry, since your entry of the Control Number was invalid we are not able to process your transaction at this time. You will be able to access the system again in 24 hours.”

FORM OF

BROADRIDGE INTERNET SCREEN SCRIPT FOR INTERNET VOTING AND NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIALS

SCREEN 1

[Prior to entering a control number at www.proxyvote.com/proxy, shareholder sees Screen 1]

Text – (left justified)
Proxy Vote	The most accurate,
a Broadridge service	dependable, and efficient way
to submit your proxy voting instructions online.

Text - (indented)

Enter your

Control Number to:

Bullets - (indented)

Bullet - Submit Proxy Voting Instructions

Bullet - Download shareholder materials

Input - (indented)

[box in which to enter your control number appears here]

Input - (indented)

[“Submit” button appears here]

[If shareholder clicks on “Submit” before inputting a valid control number, the following error message appears:]

The control number that was entered is not valid. Please try again. Please contact your financial institution if you continue to experience this problem.

[If shareholder clicks on “Submit” after inputting a valid control number, Screen 2 appears.]

Text - To access materials without a control number: [“Click here” link appears here] to view Proxy Materials or Information Statements for the Fidelity funds. [If shareholder clicks on “Click here”, they are taken to the Proxy Materials web page at materials.proxyvote.com.]

Text - Need [“help” link appears here] finding your Control Number? [If shareholder clicks on “help”, the information below appears.]

Text - (left justified)	Text - (centered)	Text - (right justified)

Postal Mail		E-Mail
Recipients		Recipients
Your Control Number can be found next to the label “Control Number” OR as shown in the example below.	OR	Your Control Number can be found next to the field labeled “Control Number” within the body of your email.

Image - [black arrow and box in which to enter your control number appears here]

Text - (left justified)

Proxy

Vote

a Broadridge service

Text - (right justified)

(c)1997 – [current year] Broadridge Financial Solutions, Inc.

ProxyVote and Broadridge are registered trademarks of Broadridge Financial Solutions, Inc.

CUSIP is a registered trademark of the American Bankers Association.

All other marks belong to their respective owners.

Links - (right justified)     Privacy Statement     Terms and Conditions

SCREEN 2 - Internet Voting Page

[Upon entering single control number in Screen 1, shareholder sees Screen 2]

Text - (left justified in Grey Banner)

[TRUST NAME]:

[FUND NAME]

Text - (right justified)

[YYYY] [year of shareholder meeting appears here] Special Meeting of Shareholders

[DAY, MONTH DD, YYYY] [initial or subsequent adjourned meeting date appears here]

Text - (left justified)

Proxy Voting Instructions

Make your selection below.

[If shareholder has voted and goes back to Screen 2 to re-vote: Votes can be changed until voting deadline.

The voting instructions indicated below represent the most up-to-date vote information on file. Updates will occur when available.]

Text - (centered)

Active – [Not Voted/Voted]

Image - [a white and grey desktop calendar appears here]

Vote by

[Abbreviated Month. DD, YYYY] [Meeting Time] [a.m./p.m.] EST/EDT

Control #[shareholder’s control number appears here]

Text - (right justified)

Shareholder

Materials Image - [a white “?” with a black square around it appears here]

[If shareholder hovers mouse over “?”, a pop-up box with the following language appears:]

Text - (left justified)

In advance of a meeting of shareholders, the company is required to send proxy materials to all shareholders, including information in the proxy statement regarding items to be considered at the meeting.

Link - (right justified)

Image - [a white “i” with a black circle around it appears here] Grant of Proxy Authority

[If shareholder clicks on “Grant of Proxy Authority” link, a pop-up box with the following language appears:]

{If Shareholder received a Notice card the following link is shown}

Image - Envelope Icon Order a hard copy

(Links to Fulfillment section below)

Text - (left justified)

[TRUST NAME]:

[FUND NAME]

Image - (right justified)

X [button appears here]

[If shareholder clicks on “X”, Screen 2 appears.]

Text - (right justified)

Control# [shareholder’s control number appears here]

Text - (left justified)

Click the submit button to sign and submit your proxy vote and to appoint [Name of Chairman], [Name of Proxy Agent], and [Name of Independent Trustee Proxy Agent], or any one or more of them, attorneys, with full power of substitution to vote all Fund shares that you are entitled to vote.

Please “click here link appears” to print and view the voting instructions.

Link - (right justified)

Image - [a stack of papers appears here] Letter to Shareholders, Notice of

Meeting, and Proxy Statement

[If shareholder clicks on “Letter to Shareholders, Notice of Meeting, and Proxy Statement“ link, a pop-up box with the proxy materials and proxy statement appears.]

Text - (left justified)

Proposal(s)

Text - (left justified)

01.    [Title of proposal will be inserted].

Text - (right justified)

BOARD RECOMMENDATION: [FOR/AGAINST]

[FOR ALL/WITHHOLD ALL/VOTE INDIVIDUALLY]

[If shareholder clicks on the “VOTE INDIVIDUALLY” button, the following popup appears:

NOMINEES WILL BE VOTED “FOR” UNLESS MARKED “WITHHOLD”]

[Name of nominee for Trustee election]                                                       [FOR][WITHHOLD]

[Name of nominee for Trustee election]                                                       [FOR][WITHHOLD]

[Name of nominee for Trustee election]                                                       [FOR][WITHHOLD]

02.    [Title of proposal will be inserted].

Text - (right justified)

BOARD RECOMMENDATION: [FOR/AGAINST]

[FOR/AGAINST/ABSTAIN]

03.    [Title of proposal will be inserted].

Text - (right justified)

BOARD RECOMMENDATION: [FOR/AGAINST]

[FOR/AGAINST/ABSTAIN]

04.    [Title of proposal will be inserted].

Text - (right justified)

BOARD RECOMMENDATION: [FOR/AGAINST]

[FOR/AGAINST/ABSTAIN]

Text - (left justified)

By clicking “[Submit/Update]” I am hereby granting a proxy as defined in the

Link - (left justified) materials.

[If shareholder clicks on “materials” link, a pop-up box with the following language appears:]

Text - (left justified)

[TRUST NAME]:

[FUND NAME]

Image - (right justified)

X [button appears here]

[If shareholder clicks on “X”, Screen 2 appears.]

Text - (right justified)

Control# [shareholder’s control number appears here]

Text - (left justified)

Click the submit button to sign and submit your proxy vote and to appoint [Name of Chairman], [Name of Proxy Agent], and [Name of Independent Trustee Proxy Agent], or any one or more of them, attorneys, with full power of substitution to vote all Fund shares that you are entitled to vote.

Please “click here link appears” to print and view the voting instructions.

Links - (right justified) RESET –[SUBMIT]/[UPDATE]

[A light gray box appears with “CANCEL” when shareholders click on the “Review/Change Votes” button on the Thank You Page.]

[If shareholder clicks on “RESET” link, vote selections clear on this page.]

[If shareholder clicks on “UPDATE” link without an election selected, the following popup appears:]

Text - (left justified)

You did not vote on one or more items. If you click Submit, any items for which you have not made a selection will be voted in accordance with the recommendations as described in the meeting material.

Links - (left justified) GO BACK     SUBMIT

[If shareholder clicks on “GO BACK” link, no votes are cast and the shareholder returns to the voting screen, Screen 2.]

[If shareholder clicks on “SUBMIT” link, they are taken to the Thank You page on Screen 3.]

[If shareholder clicks on “UPDATE” link with an election selected, they are taken to the Thank You page on Screen 3.]

Text - (left justified)

Proxy

Vote

a Broadridge service

Text - (right justified)

(c)1997 - [current year] Broadridge Financial Solutions, Inc.

ProxyVote and Broadridge are registered trademarks of Broadridge Financial Solutions, Inc.

CUSIP is a registered trademark of the American Bankers Association.

All other marks belong to their respective owners.

Links - (right justified)     Privacy Statement     Terms and Conditions

SCREEN 3 - Vote Submission Page

[Upon casting a vote by clicking either the “SUBMIT” or the “UPDATE” links on Screen 2, shareholder sees Screen 3]

Text - (left justified)

[TRUST NAME]:

[FUND NAME]

Text - (right justified)

[YYYY] [year of shareholder meeting appears here] Special Meeting of Shareholders

[DAY, MONTH DD, YYYY] [initial or subsequent adjourned meeting date appears here]

Text - (left justified)

Thank you.

Your vote has been submitted

Votes can be changed until voting deadline.

Links - REVIEW/CHANGE VOTES/PRINT     ENTER ANOTHER CONTROL NUMBER

[If shareholder clicks on “REVIEW/CHANGE VOTES/PRINT” link, the initial vote election is cast and the shareholder returns to the voting screen, Screen 2.] Once Shareholder is at voting screen, PRINT button appears below the Control number. Shareholder can launch print by clicking this button. Shareholder in Screen 2 will also have the option to click a CANCEL button if they do not wish to update their vote. It will take them back to Screen 3.

[If shareholder clicks on “ENTER ANOTHER CONTROL NUMBER” link, the initial vote is cast and the shareholder returns to the initial proxy vote screen, Screen 1.]

Text - (centered)

Active - Voted

Image - [a white and grey desktop calendar appears here]

Vote by

[Abbreviated Month. DD, YYYY] [Meeting Time] [a.m./p.m.] EDT

Control #[shareholder’s control number appears here]

Text - (right justified)

Shareholder

Materials Image - [a white “?” with a black square around it appears here]

[If shareholder hovers over “?”, a pop-up box with the following language appears:]

Text - (left justified)

In advance of a meeting of shareholders, the company is required to send proxy materials to all shareholders, including information in the proxy statement regarding items to be considered at the meeting.

Link - (right justified)

Image - [a white “i” with a black circle around it appears here] Grant of Proxy Authority

[If shareholder clicks on “Grant of Proxy Authority” link, a pop-up box with the following language appears:]

Text - (left justified)

[TRUST NAME]:

[FUND NAME]

Image - (right justified)

X [button appears here]

[If shareholder clicks on “X”, Screen 3 appears.]

Text - (right justified)

Control# [shareholder’s control number appears here]

Text - (left justified)

Click the submit button to sign and submit your proxy vote and to appoint [Name of Chairman], [Name of Proxy Agent], and [Name of Independent Trustee Proxy Agent], or any one or more of them, attorneys, with full power of substitution to vote all Fund shares that you are entitled to vote.

Please “click here link appears” to print and view the voting instructions.

Link - (right justified)

Image - [a stack of papers appears here] Letter to Shareholders, Notice of

Meeting, and Proxy Statement

[If shareholder clicks on “Letter to Shareholders, Notice of Meeting, and Proxy Statement“ link, a pop-up box with the proxy materials and proxy statement appears.]

[The below “other investments” table appears for edelivery shareholders that have other EZ Vote or single accounts voting on active proxy jobs. If there are no associated accounts then no tables appear]

(left justified) Vote

Other Investments

You have additional positions with Fidelity Funds. Vote or review active positions and view vote history.

VOTE INVESTMENTS

[Table shows here that lists unvoted accounts with the same TIN and email address as the control number just voted]

[table header with gray background]

Issuer	Proxy Type	Deadline	Action

[issuer name]	[type of meeting] [vote cutoff date] [Blue and white vote button]

REVIEW OR CHANGE VOTES

[Table shows here that lists voted accounts with the same TIN and email address as the control number just voted]

[table header with gray background]

Issuer	Proxy Type	Deadline	Action

[issuer name]	[type of meeting] [vote cutoff date] Review/Change [hyperlink]

Text - (left justified)

Proxy

Vote

a Broadridge service

Text - (right justified)

(c)1997 - [current year] Broadridge Financial Solutions, Inc.

ProxyVote and Broadridge are registered trademarks of Broadridge Financial Solutions, Inc.

CUSIP is a registered trademark of the American Bankers Association.

All other marks belong to their respective owners.

Links - (right justified)     Privacy Statement     Terms and Conditions

FULFILLMENT REQUESTS

(If shareholder selects Order a hard copy, below box opens:. Blue box with white text)

Image: exclamation mark Please be advised that due to the COVID-19 pandemic there will be a significant delay in fulfilling requests for hard copy proxy materials. For faster service, you may order digital copies of the materials by providing your email address below.

Control # prints here

Request Additional Materials and

Voting Forms for This Meeting

Trust Name:

Fund Name prints here

YYYY {Meeting Type}

Meeting of Shareholders

DAY, MONTH DD, YYYY

Voting forms are not available if the meeting date has passed.

Radio button {Bold text} Mail a hard copy of materials for this meeting

A full set of proxy materials will be sent to the mailing address of record. There is no cost for this service.

Square box (Bold text) Mail a hard copy of materials for all future meetings.

You will receive a hard copy of shareholder materials for all future meetings associated with your account.

Radio button (Bold text) E-mail materials for this meeting.

Please send a full set of proxy materials to the e-mail address below

Enter e-mail address

Blank box is displayed

Confirm e-mail address

Blank box is displayed

Blue Button with white text NEXT

If shareholder request hard copy fulfillment and has already requested hard copy below message appears in a box outlined in red with red text:

You have a pending request on file.

Blue box with white text: NEXT

Confirmations:

Shareholder makes a new request for hard copy to be mailed:

Image: exclamation mark Please be advised that due to the COVID-19 pandemic there will be a significant delay in fulfilling requests for hard copy proxy materials. For faster service, you may order digital copies of the materials by providing your email address below.

Control # prints here

Materials

Will Be Delivered

Trust Name:

Fund Name prints here

YYYY {Meeting Type}

Meeting of Shareholders

DAY, MONTH DD, YYYY

A full set of proxy materials for this meeting will be sent to the mailing address on file.

If you would like to change your shareholder material delivery preferences for all future meetings, please click here.

(hyperlink brings shareholder back to the fulfillment request screen)

Blue box with white letters CLOSE

If shareholder requested fulfillment by e-mail

Image: exclamation mark Please be advised that due to the COVID-19 pandemic there will be a significant delay in fulfilling requests for hard copy proxy materials. For faster service, you may order digital copies of the materials by providing your email address below.

Control # prints here

Materials

Will Be Delivered

Trust Name:

Fund Name prints here

YYYY {Meeting Type}

Meeting of Shareholders

DAY, MONTH DD, YYYY

A full set of proxy materials for this meeting will be sent to

{shareholder’s email address).

If you would like to change your shareholder material delivery preferences for all future meeting, please click here.

(Hyperlink brings shareholder back to the fulfillment request screen)

Blue box with white letters: CLOSE

[If shareholder selects the option to view Proxy Materials for the Fidelity funds on Screen 1, a new window will open that presents information in the following format.]

Form Of

Proxy Materials Page

Text - (left justified)

Proxy

Vote

a Broadridge service

Text - (right justified)

Fidelity funds

Proxy Materials

Proxy Dated	Trust Name: Fund Name(s)	Link(s)
[MM, DD, YYYY][Date of Proxy Inserted here]	[Trust Name: Fund Name(s) Inserted Here]	[Links to Letter, Q&A, Notice, Proxy Statement, Prospectus, Additional Solicitation Material, and Information Statement Inserted Here, as applicable]

[MM, DD, YYYY][Date of Proxy Inserted here]	[Trust Name: Fund Name(s) Inserted Here]	[Links to Letter, Q&A, Notice, Proxy Statement, Prospectus, Additional Solicitation Material, and Information Statement Inserted Here, as applicable]

[MM, DD, YYYY][Date of Proxy Inserted here]	[Trust Name: Fund Name(s) Inserted Here]	[Links to Letter, Q&A, Notice, Proxy Statement, Prospectus, Additional Solicitation Material, and Information Statement Inserted Here, as applicable]

Text - (left justified)

Proxy

Vote

a Broadridge service

Text - (right justified)

(c)1997 - [current year] Broadridge Financial Solutions, Inc.

ProxyVote and Broadridge are registered trademarks of Broadridge Financial Solutions, Inc.

CUSIP is a registered trademark of the American Bankers Association.

All other marks belong to their respective owners.

Links - (right justified)     Privacy Statement     Terms and Conditions

SCREEN 1

[Prior to entering a EZ Vote Consolidated control number at www.proxyvote.com/proxy, shareholder sees Screen 1]

Text – (left justified)

Proxy Vote a Broadridge service	The most accurate, dependable, and efficient way to submit your proxy voting instructions online.

Text - (indented)

Enter your

Control Number to:

Bullets - (indented)

Bullet - Submit Proxy Voting Instructions

Bullet - Download shareholder materials

Input - (indented)

[box in which to enter your control number appears here]

Input - (indented)

[“Submit” button appears here]

[If shareholder clicks on “Submit” before inputting a valid control number, the following error message appears:]

The control number that was entered is not valid. Please try again. Please contact your financial institution if you continue to experience this problem.

[If shareholder clicks on “Submit” after inputting a valid control number, Screen 2 appears.]

Text - To access materials without a control number: [“Click here” link appears here] to view Proxy Materials or Information Statements for the Fidelity funds. [If shareholder clicks on “Click here”, they are taken to the Proxy Materials web page at materials.proxyvote.com.]

Text - Need [“help” link appears here] finding your Control Number? [If shareholder clicks on “help”, the information below appears.]

Text - (left justified)	Text - (centered)	Text - (right justified)

Postal Mail		E-Mail

Recipients		Recipients

Your Control Number can be found next to the label “Control Number” OR as shown in the example below.	OR	Your Control Number can be found next to the field labeled “Control Number” within the body of your email.

Image - [black arrow and box in which to enter your control number appears here]

Text - (left justified)

Proxy

Vote

a Broadridge service

Text - (right justified)

(c)1997 – [current year] Broadridge Financial Solutions, Inc.

ProxyVote and Broadridge are registered trademarks of Broadridge Financial Solutions, Inc.

CUSIP is a registered trademark of the American Bankers Association.

All other marks belong to their respective owners.

Links - (right justified)     Privacy Statement     Terms and Conditions

SCREEN 2 - Internet Voting Page

[Upon entering EZ Vote consolidated control number in Screen 1, shareholder sees Screen 2]

Text - (left justified in Grey Banner)

Grey Banner – Left side is blank. No fund name appears

Text - (right justified)

[YYYY] [year of shareholder meeting appears here] Special Meeting of Shareholders

[DAY, MONTH DD, YYYY] [initial or subsequent adjourned meeting date appears here]

Text - (left justified)

Proxy Voting Instructions

Make your selection below.

Left justified tab selections:

VOTE CONSOLIDATED VOTE INDIVIDUAL BALLOT

[If shareholder has voted and goes back to Screen 2 to re-vote: Votes can be changed until voting deadline.

The voting instructions indicated below represent the most up-to-date vote information on file. Updates will occur when available.]

Text - (centered)

Active – [Not Voted/Voted]

Image - [a white and grey desktop calendar appears here]

Vote by

[Abbreviated Month. DD, YYYY] [Meeting Time] [a.m./p.m.] EST/EDT

Consolidated Control #[shareholder’s control number appears here]

Text - (right justified)

Shareholder

Materials Image - [a white “?” with a black square around it appears here]

[If shareholder hovers mouse over “?”, a pop-up box with the following language appears:]

Text - (left justified)

In advance of a meeting of shareholders, the company is required to send proxy materials to all shareholders, including information in the proxy statement regarding items to be considered at the meeting.

Link - (right justified)

Image - [a white “i” with a black circle around it appears here]    Grant of Proxy Authority

[If shareholder clicks on “Grant of Proxy Authority” link, a pop-up box with the following language appears:]

{If Shareholder received a Notice card the following link is shown}

Image - Envelope Icon Order a hard copy

(Links to Fulfillment section below)

Text - (left justified)

Image - (right justified)

X [button appears here]

[If shareholder clicks on “X”, Screen 2 appears.]

Text - (right justified)

Consolidated Control # [shareholder’s control number appears here]

Text - (left justified)

Click the submit button to sign and submit your proxy vote and to appoint [Name of Chairman], [Name of Proxy Agent], and [Name of Independent Trustee Proxy Agent], or any one or more of them, attorneys, with full power of substitution to vote all Fund shares that you are entitled to vote.

Please “click here link appears” to print and view the voting instructions.

Link - (right justified)

Image - [a stack of papers appears here]    Letter to Shareholders, Notice of

Meeting, and Proxy Statement

[If shareholder clicks on “Letter to Shareholders, Notice of Meeting, and Proxy Statement“ link, a pop-up box with the proxy materials and proxy statement appears.]

Text - (left justified)

Proposal(s)

{NOTE: Proposals not applicable to the shareholders consolidation will appear as {proposal number} Not Applicable. No voting boxes or recommendation will appear.

Text - (left justified)

01.	[Title of proposal will be inserted].

Text - (right justified)

BOARD RECOMMENDATION: [FOR/AGAINST]

[FOR ALL/WITHHOLD ALL/VOTE INDIVIDUALLY]

[If shareholder clicks on the “VOTE INDIVIDUALLY” button, the following popup appears:

NOMINEES WILL BE VOTED “FOR” UNLESS MARKED “WITHHOLD”]

[Name of nominee for Trustee election] [Name of nominee for Trustee election] [Name of nominee for Trustee election]	[FOR][WITHHOLD] [FOR][WITHHOLD] [FOR][WITHHOLD]

02.	[Title of proposal will be inserted].

Text - (right justified)

BOARD RECOMMENDATION: [FOR/AGAINST]

[FOR/AGAINST/ABSTAIN]

03.	[Title of proposal will be inserted].

Text - (right justified)

BOARD RECOMMENDATION: [FOR/AGAINST]

[FOR/AGAINST/ABSTAIN]

04.	[Title of proposal will be inserted].

Text - (right justified)

BOARD RECOMMENDATION: [FOR/AGAINST]

[FOR/AGAINST/ABSTAIN]

Text - (left justified)

By clicking “[Submit consolidated ballot/Update]” I am hereby granting a proxy as defined in the

Link - (left justified) materials.

[If shareholder clicks on “materials” link, a pop-up box with the following language appears:]

Text - (left justified)

Image - (right justified)

X [button appears here]

[If shareholder clicks on “X”, Screen 2 appears.]

Text - (right justified)

Control# [shareholder’s control number appears here]

Text - (left justified)

Click the submit button to sign and submit your proxy vote and to appoint [Name of Chairman], [Name of Proxy Agent], and [Name of Independent Trustee Proxy Agent], or any one or more of them, attorneys, with full power of substitution to vote all Fund shares that you are entitled to vote.

Please “click here link appears” to print and view the voting instructions.

Links - (right justified) RESET –[SUBMIT CONSOLIDATED BALLOT]/[UPDATE]

[A light gray box appears with “CANCEL” when shareholders click on the “Review/Change Votes” button on the Thank You Page.]

[If shareholder clicks on “RESET” link, vote selections clear on this page.]

[If shareholder clicks on “UPDATE” link without an election selected, the following popup appears:]

Text - (left justified)

You did not vote on one or more items. If you click Submit, any items for which you have not made a selection will be voted in accordance with the recommendations as described in the meeting material.

Links - (left justified) GO BACK    SUBMIT

[If shareholder clicks on “GO BACK” link, no votes are cast and the shareholder returns to the voting screen, Screen 2.]

[If shareholder clicks on “SUBMIT” link, they are taken to the Thank You page on Screen 3.]

[If shareholder clicks on “UPDATE” link with an election selected, they are taken to the Thank You page on Screen 3.]

If shareholder selects VOTE INDIVDUAL

Text - (left justified)

Below will appear for each individual account in the consolidation,

TRUST NAME:FUND NAME

Control # (Individual Control # prints here)

{NOTE: Proposals not applicable to the shareholders consolidation will appear as {proposal number} Not Applicable. No voting boxes or recommendation will appear.

Text - (left justified)

01.	[Title of proposal will be inserted].

Text - (right justified)

BOARD RECOMMENDATION: [FOR/AGAINST]

[FOR ALL/WITHHOLD ALL/VOTE INDIVIDUALLY]

[If shareholder clicks on the “VOTE INDIVIDUALLY” button, the following popup appears:

NOMINEES WILL BE VOTED “FOR” UNLESS MARKED “WITHHOLD”]

[Name of nominee for Trustee election] [Name of nominee for Trustee election] [Name of nominee for Trustee election]	[FOR][WITHHOLD] [FOR][WITHHOLD] [FOR][WITHHOLD]

02.	[Title of proposal will be inserted].

Text - (right justified)

BOARD RECOMMENDATION: [FOR/AGAINST]

[FOR/AGAINST/ABSTAIN]

03.	[Title of proposal will be inserted].

Text - (right justified)

BOARD RECOMMENDATION: [FOR/AGAINST]

[FOR/AGAINST/ABSTAIN]

04.	[Title of proposal will be inserted].

Text - (right justified)

BOARD RECOMMENDATION: [FOR/AGAINST]

[FOR/AGAINST/ABSTAIN]

Text - (left justified)

By clicking “[Submit individual ballot/Update]” I am hereby granting a proxy as defined in the

Link - (left justified) materials.

[If shareholder clicks on “materials” link, a pop-up box with the following language appears:]

Text - (left justified)

Image - (right justified)

X [button appears here]

[If shareholder clicks on “X”, Screen 2 appears.]

Text - (right justified)

Control# [shareholder’s control number appears here]

Text - (left justified)

Click the submit button to sign and submit your proxy vote and to appoint [Name of Chairman], [Name of Proxy Agent], and [Name of Independent Trustee Proxy Agent], or any one or more of them, attorneys, with full power of substitution to vote all Fund shares that you are entitled to vote.

Please “click here link appears” to print and view the voting instructions.

Links - (right justified) RESET –[SUBMIT INDIVIDUAL BALLOT]/[UPDATE]

[A light gray box appears with “CANCEL” when shareholders click on the “Review/Change Votes” button on the Thank You Page.]

[If shareholder clicks on “RESET” link, vote selections clear on this page.]

[If shareholder clicks on “UPDATE” link without an election selected, the following popup appears:]

Text - (left justified)

You did not vote on one or more items. If you click Submit, any items for which you have not made a selection will be voted in accordance with the recommendations as described in the meeting material.

Links - (left justified) GO BACK    SUBMIT

[If shareholder clicks on “GO BACK” link, no votes are cast and the shareholder returns to the voting screen, Screen 2.]

[If shareholder clicks on “SUBMIT” link, they are taken to the Thank You page on Screen 3.]

[If shareholder clicks on “UPDATE” link with an election selected, they are taken to the Thank You page on Screen 3.]

Text - (left justified)

Proxy

Vote

a Broadridge service

Text - (right justified)

(c)1997 - [current year] Broadridge Financial Solutions, Inc.

ProxyVote and Broadridge are registered trademarks of Broadridge Financial Solutions, Inc.

CUSIP is a registered trademark of the American Bankers Association.

All other marks belong to their respective owners.

Links - (right justified)    Privacy Statement    Terms and Conditions

SCREEN 3 - Vote Submission Page

[Upon casting a vote by clicking either the “SUBMIT” or the “UPDATE” links on Screen 2, shareholder sees Screen 3]

Text - (left justified)

Text - (right justified)

[YYYY] [year of shareholder meeting appears here] Special Meeting of Shareholders

[DAY, MONTH DD, YYYY] [initial or subsequent adjourned meeting date appears here]

Text - (left justified)

Thank you.

Your vote has been submitted

Votes can be changed until voting deadline.

Links - REVIEW/CHANGE VOTES/PRINT ENTER ANOTHER CONTROL NUMBER

[If shareholder clicks on “REVIEW/CHANGE VOTES/PRINT” link, the initial vote election is cast and the shareholder returns to the voting screen, Screen 2.] Once Shareholder is at voting screen, PRINT button appears below the Control number. Shareholder can launch print by clicking this button. Shareholder in Screen 2 will also have the option to click a CANCEL button if they do not wish to update their vote. It will take them back to Screen 3.

[If shareholder clicks on “ENTER ANOTHER CONTROL NUMBER” link, the initial vote is cast and the shareholder returns to the initial proxy vote screen, Screen 1.]

Text - (centered)

Active - Voted

Image - [a white and grey desktop calendar appears here]

Vote by

[Abbreviated Month. DD, YYYY] [Meeting Time] [a.m./p.m.] EDT

Consolidated Control #[shareholder’s control number appears here]

Text - (right justified)

Shareholder

Materials Image - [a white “?” with a black square around it appears here]

[If shareholder hovers over “?”, a pop-up box with the following language appears:]

Text - (left justified)

In advance of a meeting of shareholders, the company is required to send proxy materials to all shareholders, including information in the proxy statement regarding items to be considered at the meeting.

Link - (right justified)

Image - [a white “i” with a black circle around it appears here] Grant of Proxy Authority

[If shareholder clicks on “Grant of Proxy Authority” link, a pop-up box with the following language appears:]

Text - (left justified)

Image - (right justified)

X [button appears here]

[If shareholder clicks on “X”, Screen 3 appears.]

Text - (right justified)

Control# [shareholder’s control number appears here]

Text - (left justified)

Click the submit button to sign and submit your proxy vote and to appoint [Name of Chairman], [Name of Proxy Agent], and [Name of Independent Trustee Proxy Agent], or any one or more of them, attorneys, with full power of substitution to vote all Fund shares that you are entitled to vote.

Please “click here link appears” to print and view the voting instructions.

Link - (right justified)

Image - [a stack of papers appears here] Letter to Shareholders, Notice of

Meeting, and Proxy Statement

[If shareholder clicks on “Letter to Shareholders, Notice of Meeting, and Proxy Statement“ link, a pop-up box with the proxy materials and proxy statement appears.]

[The below “other investments” table appears for edelivery shareholders that have other EZ Vote or single accounts voting on active proxy jobs. If there are no associated accounts then no tables appear]

(left justified) Vote

Other Investments

You have additional positions with Fidelity Funds. Vote or review active positions and view vote history.

VOTE INVESTMENTS

[Table shows here that lists unvoted accounts with the same TIN and email address as the control number just voted]

[table header with gray background]

Issuer	Proxy Type	Deadline	Action

[issuer name]	[type of meeting] [vote cutoff date] [Blue and white vote button]

REVIEW OR CHANGE VOTES

[Table shows here that lists voted accounts with the same TIN and email address as the control number just voted]

[table header with gray background]

Issuer	Proxy Type	Deadline	Action

[issuer name]	[type of meeting] [vote cutoff date] Review/Change [hyperlink]

Text - (left justified)

Proxy

Vote

a Broadridge service

Text - (right justified)

(c)1997 - [current year] Broadridge Financial Solutions, Inc.

ProxyVote and Broadridge are registered trademarks of Broadridge Financial Solutions, Inc.

CUSIP is a registered trademark of the American Bankers Association.

All other marks belong to their respective owners.

Links - (right justified) Privacy Statement Terms and Conditions

FULFILLMENT REQUESTS

(If shareholder selects Order a hard copy, below box opens:. Blue box with white text)

Image: exclamation mark Please be advised that due to the COVID-19 pandemic there will be a significant delay in fulfilling requests for hard copy proxy materials. For faster service, you may order digital copies of the materials by providing your email address below.

Control # prints here

Request Additional Materials and

Voting Forms for This Meeting

Trust Name:

Fund Name prints here

YYYY {Meeting Type}

Meeting of Shareholders

DAY, MONTH DD, YYYY

Voting forms are not available if the meeting date has passed.

Radio button {Bold text} Mail a hard copy of materials for this meeting

A full set of proxy materials will be sent to the mailing address of record. There is no cost for this service.

Square box (Bold text) Mail a hard copy of materials for all future meetings.

You will receive a hard copy of shareholder materials for all future meetings associated with your account.

Radio button (Bold text) E-mail materials for this meeting.

Please send a full set of proxy materials to the e-mail address below

Enter e-mail address

Blank box is displayed

Confirm e-mail address

Blank box is displayed

Blue Button with white text NEXT

If shareholder request hard copy fulfillment and has already requested hard copy below message appears in a box outlined in red with red text:

You have a pending request on file.

Blue box with white text: NEXT

Confirmations:

Shareholder makes a new request for hard copy to be mailed:

Image: exclamation mark Please be advised that due to the COVID-19 pandemic there will be a significant delay in fulfilling requests for hard copy proxy materials. For faster service, you may order digital copies of the materials by providing your email address below.

Control # prints here

Materials

Will Be Delivered

Trust Name:

Fund Name prints here

YYYY {Meeting Type}

Meeting of Shareholders

DAY, MONTH DD, YYYY

A full set of proxy materials for this meeting will be sent to the mailing address on file.

If you would like to change your shareholder material delivery preferences for all future meetings, please click here.

(hyperlink brings shareholder back to the fulfillment request screen)

Blue box with white letters CLOSE

If shareholder requested fulfillment by e-mail

Image: exclamation mark Please be advised that due to the COVID-19 pandemic there will be a significant delay in fulfilling requests for hard copy proxy materials. For faster service, you may order digital copies of the materials by providing your email address below.

Control # prints here

Materials

Will Be Delivered

Trust Name:

Fund Name prints here

YYYY {Meeting Type}

Meeting of Shareholders

DAY, MONTH DD, YYYY

A full set of proxy materials for this meeting will be sent to

{shareholder’s email address).

If you would like to change your shareholder material delivery preferences for all future meeting, please click here.

(Hyperlink brings shareholder back to the fulfillment request screen)

Blue box with white letters: CLOSE

FULFILLMENT EMAIL

Grey Banner – Blank for a consolidated control number

Grey Banner {Expanded Fund Name} for Single account

{Campaign Name}

Text – (left justified)
Image [Read Now! White letters in a Blue circle]	2020 Special Meeting
Month, DD, YYYY

Text – (left justified)

Important material is available for your review.

Control Number:

Grey box

Text – (left justified)

Important

Materials

Link - (left justified)

Image - [a stack of papers appears here] Letter to Shareholders, Notice of Meeting, and Proxy Statement

[If shareholder clicks on “Letter to Shareholders, Notice of Meeting, and Proxy Statement“ link, a pop-up box with the proxy materials and proxy statement appears

Text - (left justified)

For holders as Month DD, YYYY

Text - (left justified)

(c)1997 - [current year] Broadridge Financial Solutions, Inc.

ProxyVote and Broadridge are registered trademarks of Broadridge Financial Solutions, Inc.

CUSIP is a registered trademark of the American Bankers Association.

All other marks belong to their respective owners.

Links - (left justified) Terms and Conditions Privacy Statement

Proxy Voting Q&A posted on fidelity.com

Frequently Asked Questions

•	What is Proxy Voting?

•	When will I receive the information I need to vote?

•	How can I submit a proxy vote?

•	I consented for eDelivery of proxy materials, is it possible to receive hard copy paper materials instead?

•	I used to enter a PIN when voting proxy, why is this now no longer required?

•	I voted and I would like to change my vote, is this possible?

Q:	What is Proxy Voting?

A:	Companies regularly hold shareholder meetings to present and discuss important management decisions that may impact shareholders. Mutual funds may also hold special meetings of shareholders to seek approval of changes to fund services or policies that require shareholder approval. As a shareholder, you are entitled to vote on these important matters. You could, if you wanted, attend the shareholder meeting in person to cast your votes, or you could cast a proxy vote, which allows you to cast your vote through the mail, over the telephone, or online. This way, your vote can be counted without you having to attend the meeting in person.

Top

Q:	When will I receive the information I need to vote?

A:	A proxy statement, which provides details regarding the meeting and the management and shareholder proposals, if any, that will be voted on at the meeting, is provided to shareholders before the meeting is held. The proxy statement may be sent to you via U.S. mail or email, if you have consented to electronic delivery, or you may receive a notice linking you to a website where you can review it online.

Top

Q:	How can I submit a proxy vote?

A:	You may submit a proxy vote through U.S. mail, over the telephone, or online, based on the instructions contained in the proxy statement. Votes must be submitted prior to the close of voting in order to be counted. Please vote your shares promptly. Your vote is extremely important, no matter how large or small your holdings may be.

Top

Q:	I consented for eDelivery of proxy materials, is it possible to receive hard copy paper materials instead?

A:	By consenting to eDelivery of proxy, you have agreed to online receipt of important proxy materials. To request a written copy of any Fidelity Fund proxy materials via telephone please call 877-208-0098. On the voting screen, you may also chose to change your eDelivery preferences for future proxy campaigns.
Your retirement benefit plan account mail preferences for statements, prospectuses, proxies and other benefit information will apply to your Fidelity BrokerageLink(registered mark) Account. You may change this electronic delivery default for your BrokerageLinkSM account at any time by logging on to NetBenefits and updating your mail preferences.

Top

Q:	I used to enter a PIN when voting proxy, why is this now no longer required?

A:	By using Fidelity.com to access the online voting site, a secure transaction with your control number information has been established and the PIN is no longer required to securely complete this transaction.
Top

Q:	I voted and I would like to change my vote, is this possible?

A:	Yes, you can vote again using the Voted link in the Action column as long as voting is still open for that holding. The latest vote cast will be recorded and the Last Action Taken date will update. If you do not complete the process of re-voting, the last vote cast remains on record.

Top

Return to Proxy Materials

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Proxy Voting Q&A posted on institutional.fidelity.com

Learn More

•	What is Proxy Voting?

•	When will I receive the information I need to vote?

•	How can I submit a proxy vote?

•	I consented for eDelivery of proxy materials, is it possible to receive hard copy paper materials instead?

•	I used to enter a control number when voting proxy, why is this now no longer required?

•	I voted and I would like to change my vote, is this possible?

•	When can I expect to receive proxy materials?

Q:	What is Proxy Voting?

A:	Mutual Funds may hold special meetings of shareholders to seek approval of changes to fund services or policies that require shareholder approval. As a shareholder, you are entitled to vote on these important matters. You could, if you wanted, attend the shareholder meeting in person to cast your vote, or you could cast a proxy vote, which allows you to cast your vote through the mail, over the telephone, or online. This way, your vote can be counted without you having to attend the meeting in person.

Q:	When will I receive the information I need to vote?

A:	A proxy statement, which provides details regarding the meeting and the management and shareholder proposals, if any, that will be voted on at the meeting, is provided to shareholders before the meeting is held. The proxy statement may be sent to you via U.S. mail, or email, if you have consented to electronic delivery, or you may receive a notice linking you to a website where you can review it online.

Q:	How can I submit a proxy vote?

A:	You may submit a proxy vote through U.S. mail, over the telephone, or online, based on the instructions contained in the proxy statement. Votes must be submitted prior to the close of voting in order to be counted. Please vote your shares promptly. Your vote is extremely important, no matter how large or small your holdings may be.

Q:	I consented for eDelivery of proxy materials, is it possible to receive hard copy paper materials instead?

A:	By consenting to eDelivery, you have agreed to online receipt of important proxy materials. You can request a written copy of the proxy materials by clicking on “Request copy of shareholder materials,” on the same screen you are prompted to vote your shares. To request a written copy of any Fidelity Advisor Fund or Fidelity Fund proxy material via telephone, please call 877-208-0098. If you would like to change your eDelivery preferences for future proxy materials, click here to update your information or change your delivery method. [if shareholder clicks on “click here” a window appears where they can change their edelivery preferences on institutional.fidelity.com.]

Q:	I used to enter a control number when voting proxy, why is this now no longer required?

A:	By using advisor.fidelity.com to access the online voting site, a secure transaction with your control number information has been established and the control number is no longer required to securely complete this transaction.

Q:	I voted and I would like to change my vote, is this possible?

A:	Yes, you can vote again using the “Voted” link in the “Action” column as long as voting is still open for that holding. The latest vote cast will be recorded and the “Last Action Taken” date will update. If you do not complete the process of re-voting, the last vote cast remains on record.